UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5002

DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2007

ANNUAL REPORT

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

DWS VARIABLE SERIES II

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

click here DWS Balanced VIP

click here DWS Blue Chip VIP

click here DWS Conservative Allocation VIP

click here DWS Core Fixed Income VIP

click here DWS Davis Venture Value VIP

click here DWS Dreman High Return Equity VIP

click here DWS Dreman Small Mid Cap Value VIP

click here DWS Global Thematic VIP

click here DWS Government & Agency Securities VIP

click here DWS Growth Allocation VIP

click here DWS High Income VIP

click here DWS International Select Equity VIP

click here DWS Janus Growth & Income VIP

click here DWS Large Cap Value VIP

click here DWS Mid Cap Growth VIP

click here DWS Moderate Allocation VIP

click here DWS Money Market VIP

click here DWS Small Cap Growth VIP

click here DWS Strategic Income VIP

click here DWS Technology VIP

click here DWS Turner Mid Cap Growth VIP

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Proxy Voting

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary December 31, 2007

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .55% and .93% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] S&P 500® Index [] Russell 1000® Index [] Lehman Brothers US Aggregate Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,484	$12,055	$15,182	$15,568
	Average annual total return	4.84%	6.43%	8.71%	4.53%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$17,756
	Average annual total return	5.49%	8.62%	12.83%	5.91%
Russell 1000 Index+	Growth of $10,000	$10,577	$12,978	$18,780	$18,243
	Average annual total return	5.77%	9.08%	13.43%	6.20%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,697	$11,431	$12,417	$17,864
	Average annual total return	6.97%	4.56%	4.42%	5.97%

The growth of $10,000 is cumulative.

+ On January 23, 2007, the Russell 1000 Index replaced the S&P 500 Index as the Portfolio's benchmark index for equity investment because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

DWS Balanced VIP		1-Year	1-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,443	$11,916	$14,899	$14,272
	Average annual total return	4.43%	6.02%	8.30%	6.68%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$16,403
	Average annual total return	5.49%	8.62%	12.83%	9.42%
Russell 1000 Index+	Growth of $10,000	$10,577	$12,978	$18,780	$16,877
	Average annual total return	5.77%	9.08%	13.43%	9.98%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,697	$11,431	$12,417	$13,190
	Average annual total return	6.97%	4.56%	4.42%	5.16%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.
+ On January 23, 2007, the Russell 1000 Index replaced the S&P 500 Index as the Portfolio's benchmark index for equity investment because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,003.60	$ 1,001.60
Expenses Paid per $1,000*	$ 2.58	$ 4.49
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.63	$ 1,020.72
Expenses Paid per $1,000*	$ 2.60	$ 4.53
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Balanced VIP	.51%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Balanced VIP

Equity markets were generally strong during the first half of 2007, but down in the last half, particularly in the fourth quarter, when markets responded to further bad news about the potential impact of the subprime mortgage crisis. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14% for the full year 2007. Bond returns were higher than equity returns for the year. Return of the Lehman Brothers US Aggregate Index, which is considered indicative of broad bond market trends, was 6.97% for the 12-month period.

For the 12 months ended December 31, 2007, the Portfolio's Class A shares (unadjusted for contract charges) had a return of 4.84%. Since this Portfolio invests in stocks and bonds in several different categories, performance is analyzed by comparing the Portfolio's return with indices that represent each asset class. In order to create a benchmark that is representative of the Portfolio's standard asset mix, we calculate a blended benchmark return that is 60% return of the Russell 1000® Index and 40% return of the Lehman Brothers US Aggregate Index. Although the Portfolio outperformed this blended benchmark in the first half of 2007, the Portfolio's return for the full year was below the blended benchmark return of 6.39%.

The Portfolio's allocation between stocks and bonds remained close to the neutral position of 60% equity and 40% fixed income during 2007, but with a modest overweight in equities throughout most of the period.1 This overweight was positive for returns in the first half of the year, as equities outperformed fixed income, but was negative during the last half of the year. Within equities, an underweight in small-cap equities and an overweight in large-cap equities and an emphasis on growth versus value contributed to performance. Overall, tactical asset allocation contributed to performance. The net contribution of the underlying sleeves, the term we use for each of the fixed-income and equity strategies, was negative.

In December 2007, we initiated a major strategic transition for the DWS Balanced VIP that we hope will enhance all components of our investment process over time. We updated strategic asset allocation, adding international equities, among other changes. We also expanded the iGAP overlay, which is designed to take advantage of short-term mispricing in global bond and currency markets, to 100% of the assets. Now the iGAP overlay covers 40 different markets across equities, bonds and currencies. Finally, we increased diversification by adding more managers and investment styles.

Julie Abbett Jin Chen,CFA William Chepolis, CFA John Brennan
Matthew F. MacDonald Inna Okounkova Thomas Picciochi J. Richard Robben, CFA
Gary Sullivan, CFA Robert Wang Julie M.VanCleave, CFA Matthias Knerr, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of all dividends and, unlike Portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	59%	60%
Commercial and Non-Agency Mortgage Backed Securities	16%	12%
Corporate Bonds	7%	17%
Government & Agency Obligations	5%	3%
Cash Equivalents	5%	3%
Collateralized Mortgage Obligations	3%	3%
Asset Backed	3%	1%
Mortgage Backed Securities Pass-Throughs	1%	1%
Senior Loans	1%	—
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending)	12/31/07	12/31/06

Financials	18%	23%
Energy	12%	13%
Health Care	12%	10%
Information Technology	12%	13%
Industrials	12%	9%
Consumer Discretionary	11%	13%
Consumer Staples	8%	7%
Telecommunication Services	6%	4%
Materials	5%	5%
Utilities	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 8. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 58.9%
Consumer Discretionary 5.7%
Auto Components 0.5%
Aftermarket Technology Corp.*	2,400	65,424
Aisin Seiki Co., Ltd.	100	4,158
American Axle & Manufacturing Holdings, Inc.	5,300	98,686
Autoliv, Inc.	26,700	1,407,357
Bridgestone Corp.	300	5,284
Compagnie Generale des Etablissements Michelin "B"	105	12,038
Continental AG	94	12,190
Cooper Tire & Rubber Co.	11,400	189,012
Denso Corp.	200	8,128
Drew Industries, Inc.*	5,200	142,480
Johnson Controls, Inc.	3,000	108,120
Lear Corp.*	5,100	141,066
Magna International, Inc. "A"	300	24,372
Nokian Renkaat Oyj	13,600	473,757
Rieter Holding AG (Registered)	16	7,026
Toyota Industries Corp.	100	4,078
		2,703,176
Automobiles 0.3%
Daimler AG (Registered)	2,652	256,879
Fiat SpA	2,516	64,666
Harley-Davidson, Inc.	15,860	740,821
Honda Motor Co., Ltd.	600	19,837
Nissan Motor Co., Ltd.	900	9,745
PSA Peugeot Citroen	112	8,420
Renault SA	129	18,100
Suzuki Motor Corp.	17,000	511,287
Toyota Motor Corp.	1,000	53,825
Volkswagen AG	93	21,157
		1,704,737
Distributors 0.0%
Li & Fung Ltd.	28,000	111,712
Diversified Consumer Services 0.1%
DeVry, Inc.	3,000	155,880
Sotheby's	2,500	95,250
Strayer Education, Inc.	700	119,406
		370,536
Hotels Restaurants & Leisure 0.8%
Accor SA	151	11,977
AFC Enterprises, Inc.*	5,200	58,864
Aristocrat Leisure Ltd.	2,253	22,163
Buffalo Wild Wings, Inc.*	2,200	51,084
Carnival PLC	148	6,497
Chipotle Mexican Grill, Inc. "B"*	1,100	135,355
CKE Restaurants, Inc.	7,300	96,360
Compass Group PLC	1,390	8,475
Domino's Pizza, Inc.	11,300	149,499
Enterprise Inns PLC	482	4,643
Greene King PLC	11,410	180,301
InterContinental Hotel Group PLC	251	4,381
Lottomatica SpA	307	11,133
McCormick & Schmick's Seafood Restaurants, Inc.*	2,800	33,404
	Shares	Value ($)

McDonald's Corp.	44,300	2,609,713
Monarch Casino & Resort, Inc.*	1,700	40,936
Ruby Tuesday, Inc.	7,200	70,200
Shangri-La Asia Ltd.	14,000	43,925
Sodexho Alliance SA	85	5,211
TABCORP Holdings Ltd.	3,446	44,612
Tatts Group Ltd.	7,068	24,698
Town Sports International Holdings, Inc.*	12,200	116,632
Trump Entertainment Resorts, Inc.*	11,100	47,730
TUI AG*	155	4,305
Vail Resorts, Inc.*	1,700	91,477
Whitbread PLC	8,938	247,720
WMS Industries, Inc.*	2,800	102,592
		4,223,887
Household Durables 0.5%
American Greetings Corp. "A"	6,700	136,010
CSS Industries, Inc.	3,300	121,110
Electrolux AB "B"	800	13,331
Fortune Brands, Inc.	5,610	405,940
Hooker Furniture Corp.	7,400	148,740
Husqvarna AB "B"	900	10,622
M/I Homes, Inc.	5,600	58,800
Makita Corp.	4,000	167,143
Matsushita Electric Industrial Co., Ltd.	1,000	20,458
NVR, Inc.*	2,300	1,205,200
Persimmon PLC	272	4,332
Sony Corp.	400	21,707
Taylor Wimpey PLC	1,128	4,509
Tupperware Brands Corp.	3,500	115,605
		2,433,507
Internet & Catalog Retail 0.0%
FTD Group, Inc.	2,700	34,776
GSI Commerce, Inc.*	2,800	54,600
Home Retail Group PLC	703	4,519
Shutterfly, Inc.*	2,600	66,612
Systemax, Inc.	3,100	62,992
		223,499
Leisure Equipment & Products 0.1%
Callaway Golf Co.	5,700	99,351
Polaris Industries, Inc.	3,300	157,641
Sturm, Ruger & Co., Inc.*	9,200	76,176
		333,168
Media 1.3%
British Sky Broadcasting Group PLC	786	9,635
CBS Corp. "B"	75,500	2,057,375
Comcast Corp. "A"*	95,300	1,740,178
Fairfax Media Ltd.	7,736	31,692
Gestevision Telecinco SA	3,911	98,929
Global Sources Ltd.*	4,180	117,960
Interactive Data Corp.	2,900	95,729
ITV PLC	3,194	5,399
Lagardere SCA	107	7,978
McGraw-Hill Companies, Inc.	17,870	782,885
	Shares	Value ($)

Mediacom Communications Corp. "A"*	7,800	35,802
Mediaset SpA	2,832	28,475
Modern Times Group MTG AB "B"	175	12,213
Omnicom Group, Inc.	18,420	875,503
Pearson PLC	647	9,402
Publicis Groupe	132	5,133
Reed Elsevier NV	1,433	28,428
Reed Elsevier PLC*	956	12,863
Reuters Group PLC	846	10,674
Scholastic Corp.*	2,700	94,203
Seat Pagine Gialle SpA	18,242	7,172
Shaw Communications, Inc. "B"	1,200	28,743
Singapore Press Holdings Ltd.	212,000	660,977
Thomson Corp.	800	32,658
Vivendi	790	35,998
Walt Disney Co.	3,500	112,980
Wolters Kluwer NV	599	19,570
WPP Group PLC	846	10,831
Yell Group PLC	684	5,423
Yellow Pages Income Fund (Unit)	900	12,675
		6,987,483
Multiline Retail 0.5%
Canadian Tire Corp. Ltd. "A"	300	22,554
Kohl's Corp.*	23,180	1,061,644
Marks & Spencer Group PLC	1,148	12,716
Next PLC	169	5,421
PPR	57	9,113
Target Corp.	34,200	1,710,000
		2,821,448
Specialty Retail 1.2%
Barnes & Noble, Inc.	17,600	606,320
Best Buy Co., Inc.	10,920	574,938
Cato Corp. "A"	4,800	75,168
Esprit Holdings Ltd.	50,400	746,471
GameStop Corp. "A"*	19,200	1,192,512
Hennes & Mauritz AB "B"	1,425	86,126
Hot Topic, Inc.*	14,000	81,480
Industria de Diseno Textil SA	12,223	743,182
Jo-Ann Stores, Inc.*	5,500	71,940
Jos. A. Bank Clothiers, Inc.*	3,800	108,110
Kingfisher PLC	1,961	5,647
New York & Co., Inc.*	11,900	75,922
Rent-A-Center, Inc.*	9,800	142,296
RONA, Inc.*	500	8,638
Staples, Inc.	34,810	803,067
The Men's Wearhouse, Inc.	3,800	102,524
Tiffany & Co.	16,800	773,304
West Marine, Inc.*	6,700	60,166
Yamada Denki Co., Ltd.	50	5,691
		6,263,502
Textiles, Apparel & Luxury Goods 0.4%
Adidas AG	3,129	232,975
Billabong International Ltd.	1,159	15,060
Burberry Group PLC	424	4,773
Coach, Inc.*	25,500	779,790
Compagnie Financiere Richemont SA "A" (Unit)	8,667	591,301
Deckers Outdoor Corp.*	500	77,530
Fossil, Inc.*	2,700	113,346
Gildan Activewear, Inc.*	400	16,593
Hermes International	54	6,876
	Shares	Value ($)

Kellwood Co.	2,200	36,608
Luxottica Group SpA	492	15,567
LVMH Moet Hennessy Louis Vuitton SA	165	19,831
Movado Group, Inc.	2,800	70,812
Oxford Industries, Inc.	2,200	56,694
Perry Ellis International, Inc.*	6,300	96,894
Swatch Group AG (Bearer)	96	28,782
Swatch Group AG (Registered)	162	9,471
The Warnaco Group, Inc.*	3,200	111,360
		2,284,263
Consumer Staples 5.2%
Beverages 1.6%
Asahi Breweries Ltd.	800	13,556
Carlsberg AS "B"	575	69,173
Coca-Cola Amatil Ltd.	2,024	16,777
Coca-Cola Enterprises, Inc.	88,800	2,311,464
Diageo PLC	63,698	1,369,231
Foster's Group Ltd.	7,317	41,990
Heineken NV	681	43,860
InBev NV	5,990	494,163
Kirin Holdings Co., Ltd.	1,000	14,655
Pepsi Bottling Group, Inc.	22,900	903,634
PepsiCo, Inc.	43,760	3,321,384
Pernod Ricard SA	154	35,469
SABMiller PLC	698	19,639
Scottish & Newcastle PLC	664	9,783
		8,664,778
Food & Staples Retailing 1.1%
AEON Co., Ltd.	1,200	17,516
Alimentation Couche-Tard, Inc. "B"	1,200	22,238
BJ's Wholesale Club, Inc.*	41,700	1,410,711
Carrefour SA	1,049	81,327
Casey's General Stores, Inc.	4,000	118,440
Casino Guichard-Perrachon SA	82	8,923
Colruyt SA	81	18,969
Delhaize Group	491	42,933
George Weston Ltd.	500	27,433
Ingles Markets, Inc. "A"	3,500	88,865
J Sainsbury PLC	1,318	11,092
Kesko Oyj "B"	133	7,298
Koninklijke Ahold NV*	3,598	49,959
Kroger Co.	51,800	1,383,578
Loblaw Companies Ltd.	900	30,977
Longs Drug Stores Corp.	1,900	89,300
Metro AG	1,391	116,096
Ruddick Corp.	3,000	104,010
Seven & I Holdings Co., Ltd.	1,400	40,713
Shoppers Drug Mart Corp.	14,400	777,085
Spartan Stores, Inc.	4,600	105,110
Tesco PLC	30,114	284,357
Walgreen Co.	27,210	1,036,157
Wesfarmers Ltd.	1,464	51,874
Woolworths Ltd.	4,380	130,010
		6,054,971
Food Products 0.9%
Ajinomoto Co., Inc.	1,000	11,319
Cadbury Schweppes PLC	1,609	20,057
Danisco AS	850	60,061
Dean Foods Co.	43,760	1,131,634
Flowers Foods, Inc.	2,400	56,184
Fresh Del Monte Produce, Inc.*	5,200	174,616
	Shares	Value ($)

Groupe Danone	13,875	1,245,238
IAWS Group PLC	2,470	54,389
Imperial Sugar Co.	3,000	56,310
Kellogg Co.	20,310	1,064,853
Kerry Group PLC "A"	2,530	81,861
Nestle SA (Registered)	1,418	649,747
Nissin Food Products Co., Ltd.	200	6,463
Parmalat SpA	2,981	11,524
Saputo, Inc.	1,200	36,269
Tate & Lyle PLC	461	4,046
Unilever NV (CVA)	4,792	175,448
Unilever PLC	966	36,227
Yakult Honsha Co., Ltd.	200	4,614
		4,880,860
Household Products 1.0%
Colgate-Palmolive Co.	14,770	1,151,469
Kao Corp.	1,000	30,090
Kimberly-Clark Corp.	31,000	2,149,540
Procter & Gamble Co.	27,790	2,040,342
		5,371,441
Personal Products 0.1%
Beiersdorf AG	763	58,883
Elizabeth Arden, Inc.*	3,800	77,330
L'Oreal SA	434	61,954
Shiseido Co., Ltd.	1,000	23,692
		221,859
Tobacco 0.5%
Alliance One International, Inc.*	13,000	52,910
Altadis SA	3,683	267,632
Altria Group, Inc.	17,100	1,292,418
British American Tobacco PLC	1,123	44,220
Imperial Tobacco Group PLC	506	27,549
Japan Tobacco, Inc.	128	758,965
Swedish Match AB	11,200	266,497
		2,710,191
Energy 7.5%
Energy Equipment & Services 1.6%
Acergy SA	350	7,711
Aker Kvaerner ASA	300	7,912
Atwood Oceanics, Inc.*	1,600	160,384
Baker Hughes, Inc.	24,950	2,023,445
Exterran Holdings, Inc.*	1,700	139,060
Fugro NV (CVA)	784	60,094
Grey Wolf, Inc.*	27,400	146,042
GulfMark Offshore, Inc.*	1,700	79,543
Helmerich & Payne, Inc.	6,900	276,483
Hercules Offshore, Inc.*	2,900	68,962
Noble Corp.	23,160	1,308,772
Oil States International, Inc.*	2,200	75,064
Petroleum Geo-Services ASA	300	8,627
Pioneer Drilling Co.*	6,700	79,596
ProSafe SE	300	5,172
SBM Offshore NV	1,914	60,036
Schlumberger Ltd.	31,560	3,104,557
Seadrill Ltd.*	400	9,631
Technip SA	75	5,932
Transocean, Inc.*	7,202	1,030,966
Union Drilling, Inc.*	6,900	108,813
W-H Energy Services, Inc.*	1,300	73,073
WorleyParsons Ltd.	397	18,017
		8,857,892
	Shares	Value ($)

Oil, Gas & Consumable Fuels 5.9%
Alon USA Energy, Inc.	2,500	67,950
Alpha Natural Resources, Inc.*	4,500	146,160
ATP Oil & Gas Corp.*	2,700	136,458
Berry Petroleum Co. "A"	2,200	97,790
BG Group PLC	724	16,669
Bill Barrett Corp.*	1,600	66,992
Bois d'Arc Energy, Inc.*	5,400	107,190
BP PLC	3,970	48,551
Brigham Exploration Co.*	16,000	120,320
Caltex Australia Ltd.	413	6,982
Cameco Corp.	200	8,019
Canadian Natural Resources Ltd.	200	14,708
Canadian Oil Sands Trust (Unit)	100	3,922
Chesapeake Energy Corp.	18,900	740,880
Chevron Corp.	25,400	2,370,582
Comstock Resources, Inc.*	4,400	149,600
ConocoPhillips	56,480	4,987,184
Devon Energy Corp.	26,270	2,335,666
Edge Petroleum Corp.*	3,100	18,383
Enbridge, Inc.	100	4,054
EnCana Corp.	300	20,518
Encore Aquisition Co.*	2,500	83,425
Eni SpA	3,316	120,824
EOG Resources, Inc.	23,220	2,072,385
ExxonMobil Corp.	57,500	5,387,175
Frontier Oil Corp.	21,700	880,586
Gazprom (ADR)	8,900	501,175
Hess Corp.	18,900	1,906,254
Husky Energy, Inc.	100	4,518
Imperial Oil Ltd.	100	5,534
INPEX Holdings, Inc.	6	64,541
KazMunaiGas Exploration Production (GDR) 144A	7,200	223,200
Marathon Oil Corp.	30,500	1,856,230
Mariner Energy, Inc.*	7,900	180,752
Neste Oil Oyj	113	3,963
Nexen, Inc.	200	6,505
Nippon Mining Holdings, Inc.	6,500	41,756
Nippon Oil Corp.	9,000	73,321
OMV AG	1,633	131,400
Origin Energy Ltd.	2,414	18,703
Paladin Energy Ltd.*	1,466	8,616
Penn Virginia Corp.	2,200	95,986
Petro-Canada	200	10,791
Petrohawk Energy Corp.*	7,800	135,018
PetroQuest Energy, Inc.*	6,600	94,380
Repsol YPF SA	9,074	323,556
Royal Dutch Shell PLC "A"	756	31,849
Royal Dutch Shell PLC "B"	575	24,049
Santos Ltd.	1,588	19,709
Spectra Energy Corp.	32,400	836,568
St. Mary Land & Exploration Co.	8,700	335,907
StatoilHydro ASA	16,150	499,345
Suncor Energy, Inc.	200	21,867
Swift Energy Co.*	2,900	127,687
Talisman Energy, Inc.	500	9,317
TonenGeneral Sekiyu KK	2,000	19,713
Total SA	5,216	432,874
TransCanada Corp.	200	8,215
Uranium Resources, Inc.*	3,500	43,680
Valero Energy Corp.	14,170	992,325
Whiting Petroleum Corp.*	1,800	103,788
	Shares	Value ($)

Woodside Petroleum Ltd.	1,273	55,987
XTO Energy, Inc.	42,220	2,168,419
		31,430,471
Financials 9.9%
Capital Markets 2.3%
3i Group PLC	22,373	444,642
Ameriprise Financial, Inc.	27,500	1,515,525
Bank of New York Mellon Corp.	23,500	1,145,860
Credit Suisse Group (Registered)	572	34,393
Daiwa Securities Group, Inc.	1,000	9,214
IGM Financial, Inc.	100	5,069
Julius Baer Holding AG (Registered)	1,799	146,229
Lehman Brothers Holdings, Inc.	37,590	2,459,890
Mediobanca SpA	349	7,161
Morgan Stanley	45,200	2,400,572
Nomura Holdings, Inc.	900	15,045
optionsXpress Holdings, Inc.	2,800	94,696
Prospect Capital Corp.	7,400	96,570
State Street Corp.	17,940	1,456,728
The Goldman Sachs Group, Inc.	10,600	2,279,530
UBS AG (Registered)	1,122	52,105
Waddell & Reed Financial, Inc. "A"	5,000	180,450
		12,343,679
Commercial Banks 2.3%
Allied Irish Banks PLC	4,947	112,376
AmericanWest Bancorp.	2,000	35,260
Australia & New Zealand Banking Group Ltd.	888	21,293
Banca Monte dei Paschi di Siena SpA	915	4,836
Banca Popolare di Milano Scarl	402	5,434
Banco Bilbao Vizcaya Argentaria SA	1,958	48,091
Banco Comercial Portugues SA (Registered)	19,399	82,366
Banco Espirito Santo SA (Registered)	2,417	52,776
Banco Popular Espanol SA	560	9,449
Banco Santander SA	3,249	70,192
Bancolombia SA (ADR) (REG S) (Preferred)	6,000	204,120
Bank of Cyprus PCL	20,564	377,387
Bank of East Asia Ltd.	2,800	18,940
Bank of Ireland	5,624	82,856
Bank of Montreal	300	17,122
Bank of Nova Scotia	500	25,472
Bank of Yokohama Ltd.	1,000	7,071
Barclays PLC	1,486	15,053
BB&T Corp.	7,000	214,690
BNP Paribas	428	46,008
BOC Hong Kong (Holdings) Ltd.	7,000	19,345
Canadian Imperial Bank of Commerce	200	14,297
Cathay General Bancorp.	5,500	145,695
China Merchants Bank Co., Ltd. "H"	32,000	129,675
Citizens Republic Bancorp., Inc.	8,700	126,237
City Holding Co.	1,500	50,760
Commerzbank AG	406	15,367
Commonwealth Bank of Australia	608	31,404
Credit Agricole SA	364	12,211
Danske Bank AS	3,500	135,681
DBS Group Holdings Ltd.	5,000	70,858
	Shares	Value ($)

Deutsche Postbank AG	64	5,658
Dexia SA	666	16,739
DnB NOR ASA	5,600	84,930
Erste Bank der oesterreichischen Sparkassen AG	5,474	389,064
First Community Bancorp.	2,400	98,976
First Midwest Bancorp., Inc.	3,900	119,340
FirstMerit Corp.	6,900	138,069
Frontier Financial Corp.	4,400	81,708
Glacier Bancorp., Inc.	5,000	93,700
Grupo Financiero Banorte SAB de CV "O"	68,600	283,468
Hancock Holding Co.	1,400	53,480
Hang Seng Bank Ltd.	1,300	26,565
HBOS PLC	809	11,731
HSBC Holdings PLC (Registered)	2,293	38,464
Hypo Real Estate Holding AG	145	7,543
Intesa Sanpaolo	4,483	34,898
Jyske Bank AS (Registered)*	475	37,157
KBC Groep NV	2,027	283,103
Kookmin Bank (ADR)*	3,000	219,960
Lloyds TSB Group PLC	1,300	12,122
MB Financial, Inc.	3,400	104,822
Mitsubishi UFJ Financial Group, Inc.	22,479	209,230
Mizuho Financial Group, Inc.	4	18,976
National Australia Bank Ltd.	790	26,062
National Bank of Canada	100	5,298
National Bank of Greece SA	5,200	358,213
NBT Bancorp, Inc.	3,300	75,306
Nordea Bank AB	3,800	63,038
Old National Bancorp.	6,800	101,728
Oversea-Chinese Banking Corp., Ltd.	12,000	69,247
Pacific Capital Bancorp.	10,300	207,339
Provident Bankshares Corp.	4,400	94,116
Raiffeisen International Bank-Holding AG	300	45,199
Resona Holdings, Inc.	3	5,488
Royal Bank of Canada	700	35,988
Royal Bank of Scotland Group PLC	2,125	19,104
Skandinaviska Enskilda Banken AB "A"	900	22,761
Societe Generale	1,285	183,646
Standard Chartered PLC	9,243	335,676
Sterling Bancshares, Inc.	13,450	150,102
Sterling Financial Corp.	6,800	114,172
Sumitomo Mitsui Financial Group, Inc.	3	22,323
Sumitomo Trust & Banking Co., Ltd.	1,000	6,658
SunTrust Banks, Inc.	16,300	1,018,587
SVB Financial Group*	3,100	156,240
Svenska Handelsbanken AB "A"	900	28,547
Sydbank AS	500	21,245
UCBH Holdings, Inc.	7,700	109,032
UniCredito Italiano SpA	67,264	559,801
Unione di Banche Italiane SCPA	379	10,433
United Overseas Bank Ltd.	6,000	83,049
VTB Bank OJSC (GDR) 144A*	26,000	265,200
Wells Fargo & Co.	122,600	3,701,294
Westpac Banking Corp.	886	21,589
		12,488,506
	Shares	Value ($)

Consumer Finance 0.1%
Capital One Financial Corp.	11,400	538,764
Cash America International, Inc.	2,000	64,600
ORIX Corp.	50	8,361
		611,725
Diversified Financial Services 1.6%
ASX Ltd.	115	6,081
Bank of America Corp.	110,400	4,555,104
Citigroup, Inc.	32,800	965,632
CME Group, Inc.	2,295	1,574,370
Deutsche Boerse AG	125	24,672
Fortis	10,719	278,557
Groupe Bruxelles Lambert SA	108	13,793
Hong Kong Exchanges & Clearing Ltd.	2,000	56,146
ING Groep NV (CVA)	2,363	92,234
Interactive Brokers Group, Inc. "A"*	4,100	132,512
JPMorgan Chase & Co.	19,800	864,270
OMX AB	200	8,094
Singapore Exchange Ltd.	4,000	36,564
		8,608,029
Insurance 2.5%
ACE Ltd.	33,100	2,044,918
Aegon NV	1,834	32,177
Aflac, Inc.	22,580	1,414,185
Alleanza Assicurazioni SpA	232	2,981
Allianz SE (Registered)	275	58,820
Allied World Assurance Co. Holdings Ltd.	4,100	205,697
American International Group, Inc.	3,600	209,880
AMP Ltd.	965	8,397
AmTrust Financial Services, Inc.	6,600	90,882
Aspen Insurance Holdings Ltd.	6,700	193,228
Assicurazioni Generali SpA	525	23,535
Aviva PLC	589	7,823
Axa	5,497	218,870
AXA Asia Pacific Holdings Ltd.	529	3,410
CNP Assurances	24	3,112
First Mercury Financial Corp.*	4,400	107,360
Great-West Lifeco, Inc.	100	3,604
Hallmark Financial Services, Inc.*	5,600	88,816
Hartford Financial Services Group, Inc.	24,900	2,171,031
HCC Insurance Holdings, Inc.	4,300	123,324
Insurance Australia Group Ltd.	1,063	3,829
Irish Life & Permanent PLC	1,626	27,981
Legal & General Group PLC	2,181	5,642
Manulife Financial Corp.	800	32,885
Max Capital Group Ltd.	4,500	125,955
MetLife, Inc.	2,500	154,050
Millea Holdings, Inc.	300	10,140
Mitsui Sumitomo Insurance Co., Ltd.	1,000	9,760
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	128	24,744
National Financial Partners Corp.	2,500	114,025
Old Mutual PLC	1,347	4,466
PartnerRe Ltd.	4,200	346,626
Platinum Underwriters Holdings Ltd.	6,100	216,916
Power Corp. of Canada	200	8,132
Power Financial Corp.	100	4,131
	Shares	Value ($)

Prudential PLC	23,757	333,937
QBE Insurance Group Ltd.	10,887	317,237
Sampo Oyj "A"	4,366	114,187
Seabright Insurance Holdings*	6,900	104,052
Security Capital Assurance Ltd.	17,500	68,075
Selective Insurance Group, Inc.	4,200	96,558
Sompo Japan Insurance, Inc.	1,000	9,009
Storebrand ASA	3,200	33,140
Sun Life Financial, Inc.	300	16,934
Suncorp-Metway Ltd.	457	6,766
Swiss Life Holding (Registered)*	19	4,704
Swiss Re (Registered)	190	13,328
T&D Holdings, Inc.	100	5,176
The Travelers Companies, Inc.	39,600	2,130,480
Topdanmark AS*	125	17,825
W.R. Berkley Corp.	20,600	614,086
XL Capital Ltd. "A"	24,300	1,222,533
Zurich Financial Services AG (Registered)	77	22,660
		13,232,019
Real Estate Investment Trusts 0.9%
Alexandria Real Estate Equities, Inc. (REIT)	1,600	162,672
Apartment Investment & Management Co. "A" (REIT)	4,000	138,920
AvalonBay Communities, Inc. (REIT)	2,500	235,350
BioMed Realty Trust, Inc. (REIT)	4,000	92,680
CapitaMall Trust (REIT)	6,000	14,268
Corio NV (REIT)	72	5,795
Corporate Office Properties Trust (REIT)	2,800	88,200
Cousins Properties, Inc. (REIT)	3,500	77,350
Digital Realty Trust, Inc. (REIT)	2,900	111,273
Equity Lifestyle Properties, Inc. (REIT)	1,700	77,639
Equity Residential (REIT)	8,500	309,995
First Industrial Realty Trust, Inc. (REIT)	4,000	138,400
Glimcher Realty Trust (REIT)	3,500	50,015
GPT Group (REIT)	1,538	5,430
HCP, Inc. (REIT)	3,900	135,642
Healthcare Realty Trust, Inc. (REIT)	2,600	66,014
Home Properties, Inc. (REIT)	2,900	130,065
Hospitality Properties Trust (REIT)	7,200	231,984
Host Hotels & Resorts, Inc. (REIT)	12,100	206,184
Kimco Realty Corp. (REIT)	4,000	145,600
LaSalle Hotel Properties (REIT)	2,600	82,940
Lexington Realty Trust (REIT)	5,900	85,786
Link (REIT)	4,500	9,752
Macquarie Goodman Group (REIT)	1,094	4,708
Maguire Properties, Inc. (REIT)	2,700	79,569
Mid-America Apartment Communities, Inc. (REIT)	1,800	76,950
Nationwide Health Properties, Inc. (REIT)	3,400	106,658
OMEGA Healthcare Investors, Inc. (REIT)	2,800	44,940
Parkway Properties, Inc. (REIT)	2,500	92,450
Pennsylvania Real Estate Investment Trust (REIT)	2,300	68,264
Potlatch Corp. (REIT)	2,000	88,880
ProLogis (REIT)	4,000	253,520
Public Storage (REIT)	2,500	183,525
Realty Income Corp. (REIT)	4,100	110,782
	Shares	Value ($)

Senior Housing Properties Trust (REIT)	5,800	131,544
Simon Property Group, Inc. (REIT)	3,100	269,266
Sovran Self Storage, Inc. (REIT)	1,500	60,150
Stockland (REIT)	923	6,794
Strategic Hotels & Resorts, Inc. (REIT)	4,900	81,977
Sunstone Hotel Investors, Inc. (REIT)	4,700	85,963
Unibail-Rodamco (REIT)	40	8,707
Vornado Realty Trust (REIT)	3,400	299,030
Washington Real Estate Investment Trust (REIT)	3,500	109,935
Wereldhave NV (REIT)	48	5,222
Westfield Group (REIT)	891	16,326
		4,787,114
Real Estate Management & Development 0.1%
Brookfield Asset Management, Inc. "A"	300	10,776
Capitaland Ltd.	7,000	30,097
Cheung Kong (Holdings) Ltd.	3,000	54,702
City Developments Ltd.	2,000	19,475
Hang Lung Properties Ltd.	4,000	18,342
Henderson Land Development Co., Ltd.	2,000	18,564
Immoeast AG*	3,595	38,395
Immofinanz Immobilien Anlagen AG	4,062	40,932
Kerry Properties Ltd.	1,000	8,020
Lend Lease Corp., Ltd.	287	4,345
Meinl European Land Ltd.*	2,619	36,181
Mitsubishi Estate Co., Ltd.	1,000	23,971
Mitsui Fudosan Co., Ltd.	7,000	151,283
New World Development Co., Ltd.	4,000	14,091
Sino Land Co., Ltd.	2,000	6,990
Sun Hung Kai Properties Ltd.	2,000	42,024
Swire Pacific Ltd. "A"	1,500	20,556
Wharf Holdings Ltd.	38,000	196,132
		734,876
Thrifts & Mortgage Finance 0.1%
Downey Financial Corp.	2,600	80,886
First Niagara Financial Group, Inc.	4,000	48,160
Ocwen Financial Corp.*	22,500	124,650
WSFS Financial Corp.	1,600	80,320
		334,016
Health Care 7.7%
Biotechnology 1.5%
Alexion Pharmaceuticals, Inc.*	1,100	82,533
Alkermes, Inc.*	5,400	84,186
Amgen, Inc.*	34,800	1,616,112
BioMarin Pharmaceutical, Inc.*	3,600	127,440
Celgene Corp.*	18,400	850,264
CSL Ltd.	7,230	229,777
Cubist Pharmaceuticals, Inc.*	5,700	116,907
Genentech, Inc.*	25,390	1,702,907
Gilead Sciences, Inc.*	53,780	2,474,418
GTx, Inc.*	3,700	53,095
Isis Pharmaceuticals, Inc.*	3,500	55,125
Myriad Genetics, Inc.*	2,100	97,482
Onyx Pharmaceuticals, Inc.*	2,200	122,364
OSI Pharmaceuticals, Inc.*	3,800	184,338
United Therapeutics Corp.*	900	87,885
		7,884,833
	Shares	Value ($)

Health Care Equipment & Supplies 1.4%
Align Technology, Inc.*	3,000	50,040
ArthroCare Corp.*	1,400	67,270
Baxter International, Inc.	36,620	2,125,791
C.R. Bard, Inc.	12,150	1,151,820
Cochlear Ltd.	739	48,516
Cutera, Inc.*	5,100	80,070
Cynosure, Inc. "A"*	2,500	66,150
Essilor International SA	609	38,758
Getinge AB "B"	200	5,341
Hologic, Inc.*	9,000	617,760
Inverness Medical Innovations, Inc.*	2,200	123,596
Medtronic, Inc.	32,600	1,638,802
Nobel Biocare Holding AG (Bearer)	31	8,201
Quidel Corp.*	4,900	95,403
Smith & Nephew PLC	1,343	15,440
Sonova Holding AG (Registered)	59	6,600
STERIS Corp.	2,900	83,636
Synthes, Inc.	73	9,023
Terumo Corp.	500	26,341
William Demant Holding AS*	100	9,171
Zimmer Holdings, Inc.*	17,090	1,130,504
		7,398,233
Health Care Providers & Services 1.5%
Aetna, Inc.	20,600	1,189,238
Air Methods Corp.*	900	44,703
Alliance Imaging, Inc.*	11,200	107,744
Amedisys, Inc.*	2,600	126,152
American Dental Partners, Inc.*	6,400	64,192
AmSurg Corp.*	3,100	83,886
Apria Healthcare Group, Inc.*	10,600	228,642
Celesio AG	413	25,471
Centene Corp.*	6,800	186,592
Chemed Corp.	1,400	78,232
CorVel Corp.*	4,900	112,798
Fresenius Medical Care AG & Co. KGaA	5,909	316,075
Healthspring, Inc.*	10,100	192,405
Kindred Healthcare, Inc.*	4,600	114,908
Laboratory Corp. of America Holdings*	11,300	853,489
Magellan Health Services, Inc.*	3,500	163,205
McKesson Corp.	25,000	1,637,750
MedCath Corp.*	2,900	71,224
Owens & Minor, Inc.	2,600	110,318
Psychiatric Solutions, Inc.*	2,200	71,500
RehabCare Group, Inc.*	2,500	56,400
Res-Care, Inc.*	3,300	83,028
Sonic Healthcare Ltd.	4,134	60,463
UnitedHealth Group, Inc.	26,930	1,567,326
WellPoint, Inc.*	6,100	535,153
		8,080,894
Health Care Technology 0.1%
Agfa Gevaert NV	6,170	94,384
Eclipsys Corp.*	3,200	80,992
Omnicell, Inc.*	3,600	96,948
Phase Forward, Inc.*	4,200	91,350
TriZetto Group, Inc.*	6,100	105,957
		469,631
	Shares	Value ($)

Life Sciences Tools & Services 0.5%
Albany Molecular Research, Inc.*	7,200	103,536
Cambrex Corp.	21,400	179,332
Dionex Corp.*	1,500	124,290
Illumina, Inc.*	1,800	106,668
Lonza Group AG (Registered)	2,989	359,522
MDS, Inc.	9,100	176,938
PAREXEL International Corp.*	1,600	77,280
Pharmanet Development Group, Inc.*	1,800	70,578
QIAGEN NV*	877	18,835
Thermo Fisher Scientific, Inc.*	20,700	1,193,976
Varian, Inc.*	1,700	111,010
Ventana Medical Systems, Inc.*	2,000	174,460
		2,696,425
Pharmaceuticals 2.7%
Abbott Laboratories	23,640	1,327,386
Alpharma, Inc. "A"*	3,900	78,585
Astellas Pharma, Inc.	1,600	69,803
AstraZeneca PLC	2,082	89,460
Biovail Corp.	10,800	146,196
Caraco Pharmaceutical Laboratories Ltd.*	4,000	68,600
Chugai Pharmaceutical Co., Ltd.	900	12,857
Daiichi Sankyo Co., Ltd.	2,200	67,592
Eisai Co., Ltd.	800	31,545
Elan Corp. PLC*	14,392	310,546
Eli Lilly & Co.	35,720	1,907,091
GlaxoSmithKline PLC	7,866	199,614
Johnson & Johnson	45,182	3,013,639
Kyowa Hakko Kogyo Co., Ltd.	1,000	10,655
Medicis Pharmaceutical Corp. "A"	5,200	135,044
Merck & Co., Inc.	4,100	238,251
Merck KGaA	1,513	194,359
Mitsubishi Tanabe Pharma Corp.	1,000	9,422
Novartis AG (Registered)	11,505	626,772
Noven Pharmaceuticals, Inc.*	7,200	99,936
Novo Nordisk AS "B"	1,900	124,026
Perrigo Co.	5,100	178,551
Pfizer, Inc.	177,400	4,032,302
Roche Holding AG (Genusschein)	2,356	405,824
Sanofi-Aventis	3,149	287,820
Sciele Pharma, Inc.*	7,200	147,240
Shionogi & Co., Ltd.	1,000	17,634
Taisho Pharmaceutical Co., Ltd.	1,000	19,258
Takeda Pharmaceutical Co., Ltd.	2,600	151,989
UCB SA	5,229	235,832
Valeant Pharmaceuticals International*	14,400	172,368
ViroPharma, Inc.*	11,100	88,134
		14,498,331
Industrials 7.3%
Aerospace & Defense 1.7%
BAE Systems PLC	17,500	171,389
Bombardier, Inc. "B"*	8,200	49,518
CAE, Inc.	1,500	20,229
Cobham PLC	1,159	4,790
Cubic Corp.	2,100	82,320
Curtiss-Wright Corp.	2,800	140,560
Esterline Technologies Corp.*	2,100	108,675
European Aeronautic Defence & Space Co.	222	7,048
	Shares	Value ($)

Finmeccanica SpA	206	6,529
General Dynamics Corp.	8,100	720,819
Goodrich Corp.	16,300	1,150,943
Honeywell International, Inc.	30,800	1,896,356
Northrop Grumman Corp.	31,600	2,485,024
Rolls-Royce Group PLC*	1,290	13,943
Singapore Technologies Engineering Ltd.	15,000	38,858
Teledyne Technologies, Inc.*	1,600	85,328
Thales SA	71	4,204
United Technologies Corp.	25,240	1,931,870
		8,918,403
Air Freight & Logistics 0.0%
Deutsche Post AG (Registered)	514	17,567
TNT NV	1,823	75,860
Toll Holdings Ltd.	1,558	15,604
		109,031
Airlines 0.2%
Air France-KLM	113	3,940
AirTran Holdings, Inc.*	8,500	60,860
Alaska Air Group, Inc.*	7,100	177,571
Cathay Pacific Airways Ltd.	13,000	33,781
Deutsche Lufthansa AG (Registered)	185	4,899
Iberia Lineas Aereas de Espana SA	2,831	12,254
JetBlue Airways Corp.*	10,300	60,770
Qantas Airways Ltd.	2,776	13,207
Republic Airways Holdings, Inc.*	5,500	107,745
Singapore Airlines Ltd.	6,000	71,817
SkyWest, Inc.	4,500	120,825
US Airways Group, Inc.*	41,600	611,936
		1,279,605
Building Products 0.1%
Apogee Enterprises, Inc.	5,900	100,949
Asahi Glass Co., Ltd.	1,000	13,261
Assa Abloy AB "B"	400	7,958
Builders FirstSource, Inc.*	18,100	130,682
Compagnie de Saint-Gobain	180	17,060
Daikin Industries Ltd.	100	5,583
Geberit AG (Registered)	59	8,044
NCI Building Systems, Inc.*	2,300	66,217
Rockwool International AS "B"	250	57,630
Universal Forest Products, Inc.	1,700	50,082
Wienerberger AG	3,829	211,514
		668,980
Commercial Services & Supplies 0.5%
Adecco SA (Registered)	181	9,706
Administaff, Inc.	3,200	90,496
Allied Waste Industries, Inc.*	2,800	30,856
Brambles Ltd.	3,896	39,265
Casella Waste Systems, Inc. "A"*	5,900	76,936
Cenveo, Inc.*	4,300	75,121
COMSYS IT Partners, Inc.*	5,300	83,634
Consolidated Graphics, Inc.*	1,600	76,512
Deluxe Corp.	4,800	157,872
Diamond Management & Technology Consultants, Inc.	5,200	37,804
Experian Group Ltd.	763	6,064
G4S PLC	997	4,816
Hudson Highland Group, Inc.*	14,500	121,945
Huron Consulting Group, Inc.*	1,000	80,630
IKON Office Solutions, Inc.	8,800	114,576
	Shares	Value ($)

Interface, Inc. "A"	3,900	63,648
Intertek Group PLC	11,208	219,743
Kforce, Inc.*	6,900	67,275
Layne Christensen Co.*	2,300	113,183
PeopleSupport, Inc.*	4,700	64,296
Randstad Holdings NV	248	9,847
Rentokil Initial PLC	1,774	4,237
Rollins, Inc.	4,200	80,640
Secom Co., Ltd.	100	5,475
Securitas AB "B"	400	5,529
Serco Group PLC	23,215	212,210
SGS SA (Registered)	7	8,247
TeleTech Holdings, Inc.*	3,100	65,937
TrueBlue, Inc.*	5,500	79,640
United Stationers, Inc.*	2,800	129,388
Vedior NV (CVA)	795	19,846
Waste Connections, Inc.*	3,700	114,330
Waste Industries USA, Inc.	2,900	105,270
		2,374,974
Construction & Engineering 0.6%
Acciona SA	158	49,661
ACS, Actividades de Construccion y Servicios SA	1,180	69,511
AMEC PLC	56,568	938,329
Balfour Beatty PLC	491	4,814
EMCOR Group, Inc.*	7,600	179,588
FLSmidth & Co. AS "B"	200	20,268
Fomento de Construcciones y Contratas SA	278	20,718
Grupo Ferrovial SA	367	25,625
Hochtief AG	35	4,658
Integrated Electrical Services, Inc.*	4,600	86,434
Leighton Holdings Ltd.	8,188	436,518
Michael Baker Corp.*	4,300	176,730
Orascom Construction Industries (GDR) (REG S)	2,000	418,838
Perini Corp.*	3,600	149,112
Sacyr Vallehermoso SA	490	18,849
Skanska AB "B"	600	11,206
SNC-Lavalin Group, Inc.	900	43,899
URS Corp.*	3,500	190,155
Vinci SA	266	19,540
YIT Oyj	1,940	41,924
		2,906,377
Electrical Equipment 0.8%
ABB Ltd. (Registered)	12,328	355,440
Acuity Brands, Inc.	2,300	103,500
Alstom	65	13,813
Baldor Electric Co.	2,700	90,882
Belden, Inc.	3,600	160,200
Emerson Electric Co.	51,240	2,903,258
Encore Wire Corp.	4,800	76,416
Gamesa Corporacion Tecnologica SA	931	43,074
GrafTech International Ltd.*	5,800	102,950
II-VI, Inc.*	2,800	85,540
LSI Industries, Inc.	3,600	65,520
Mitsubishi Electric Corp.	1,000	10,328
Regal-Beloit Corp.	1,700	76,415
Renewable Energy Corp. AS*	100	4,999
Schneider Electric SA	133	17,784
Solarworld AG	59	3,541
Sumitomo Electric Industries Ltd.	400	6,372
	Shares	Value ($)

Superior Essex, Inc.*	6,700	160,800
Vestas Wind Systems AS*	600	64,141
		4,344,973
Industrial Conglomerates 1.3%
Bauygues SA	300	24,874
CSR Ltd.	3,192	8,663
Fraser & Neave Ltd.	10,000	40,492
General Electric Co.	136,940	5,076,366
Hutchison Whampoa Ltd.	20,000	225,064
Keppel Corp., Ltd.	13,000	116,372
Koninklijke (Royal) Philips Electronics NV	2,290	99,244
Orkla ASA	600	11,558
SembCorp Industries Ltd.	10,000	39,947
Siemens AG (Registered)	3,764	590,908
Smiths Group PLC	412	8,259
Teleflex, Inc.	8,900	560,789
Tredegar Corp.	6,300	101,304
		6,903,840
Machinery 1.2%
Actuant Corp. "A"	4,600	156,446
AGCO Corp.*	18,700	1,271,226
Alfa Laval AB	125	6,954
American Railcar Industries, Inc.	6,400	123,200
Astec Industries, Inc.*	1,600	59,504
Atlas Copco AB "A"	800	11,811
Atlas Copco AB "B"	400	5,400
Badger Meter, Inc.	2,900	130,355
Barnes Group, Inc.	2,700	90,153
Bucyrus International, Inc. "A"	1,400	139,146
Caterpillar, Inc.	8,270	600,071
Columbus McKinnon Corp.*	2,100	68,502
EnPro Industries, Inc.*	2,300	70,495
FANUC Ltd.	100	9,756
GEA Group AG*	6,400	221,045
Greenbrier Companies, Inc.	2,600	57,876
KCI Konecranes Oyj	943	32,061
Komatsu Ltd.	11,400	308,234
Kone Oyj "B"	1,150	79,917
Kubota Corp.	1,000	6,845
MAN AG	79	12,999
Metso Corp.	1,913	103,242
Mitsubishi Heavy Industries Ltd.	2,000	8,559
Mueller Industries, Inc.	2,700	78,273
Parker Hannifin Corp.	29,400	2,214,114
Sandvik AB	1,200	20,396
Scania AB "B"	400	9,455
Schindler Holding AG	84	5,370
SKF AB "B"	600	10,052
Sulzer AG (Registered)	4	5,807
Sumitomo Heavy Industries Ltd.	20,000	183,757
Sun Hydraulics Corp.	2,300	58,029
Vallourec SA	790	212,671
Volvo AB "A"	600	9,879
Volvo AB "B"	1,300	21,545
Wartsila Corp. "B"	976	73,808
Zardoya Otis SA	675	19,007
		6,495,960
Marine 0.0%
A P Moller-Maersk AS "B"	4	42,391
Kuehne & Nagel International AG (Registered)	78	7,436
	Shares	Value ($)

Nippon Yusen Kabushiki Kaisha	1,000	7,962
TBS International Ltd. "A"*	1,900	62,814
		120,603
Road & Rail 0.6%
Canadian National Railway Co. (b)	2,900	137,074
Canadian National Railway Co. (b)	22,300	1,046,539
Canadian Pacific Railway Ltd.	900	58,562
Celadon Group, Inc.*	2,600	23,816
Central Japan Railway Co.	1	8,507
ComfortDelGro Corp., Ltd.	22,000	27,680
Dollar Thrifty Automotive Group, Inc.*	2,700	63,936
DSV AS	700	15,215
East Japan Railway Co.	1	8,212
FirstGroup PLC	431	6,956
Marten Transport Ltd.*	3,700	51,615
MTR Corp., Ltd.	13,000	47,379
Ryder System, Inc.	31,300	1,471,413
Union Pacific Corp.	1,900	238,678
West Japan Railway Co.	1	4,930
		3,210,512
Trading Companies & Distributors 0.2%
Bunzl PLC	366	5,131
Electro Rent Corp.	4,000	59,400
Finning International, Inc.	1,000	29,039
Hagemeyer NV	2,670	18,219
Itochu Corp.	1,000	9,717
Marubeni Corp.	1,000	7,024
Mitsubishi Corp.	12,100	329,593
Mitsui & Co., Ltd.	1,000	21,216
Sumitomo Corp.	10,200	145,241
United Rentals, Inc.*	16,000	293,760
Wolseley PLC	527	7,727
		926,067
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	1,434	45,940
Atlantia SpA	186	7,034
Brisa	18,169	265,919
Citra Concesiones de Infraestructuras de Transporte SA	1,277	19,156
Hamburger Hafen-und Logistik AG*	800	71,348
Hopewell Holdings Ltd.	6,000	27,586
Macquarie Infrastructure Group (Unit)	7,725	20,469
Novorossiysk Sea Trade Port (GDR) 144A*	3,400	68,000
Transurban Group (Unit)	3,144	18,813
		544,265
Information Technology 7.4%
Communications Equipment 0.9%
Alcatel-Lucent	5,596	40,683
Avocent Corp.*	3,000	69,930
Cisco Systems, Inc.*	70,270	1,902,209
Dycom Industries, Inc.*	5,700	151,905
InterDigital, Inc.*	3,500	81,655
MasTec, Inc.*	14,500	147,465
Nokia Oyj	10,036	386,431
Nortel Networks Corp.*	900	13,660
Plantronics, Inc.	4,300	111,800
QUALCOMM, Inc.	34,530	1,358,755
Research In Motion Ltd.*	1,000	114,048
	Shares	Value ($)

Tandberg ASA	900	18,545
Tekelec*	5,800	72,500
Telefonaktiebolaget LM Ericsson "B"	54,000	126,250
		4,595,836
Computers & Peripherals 1.9%
Apple, Inc.*	14,200	2,812,736
Dell, Inc.*	20,700	507,357
Electronics for Imaging, Inc.*	4,400	98,912
EMC Corp.*	83,630	1,549,664
Emulex Corp.*	8,300	135,456
Fujitsu Ltd.	1,000	6,692
Hewlett-Packard Co.	42,400	2,140,352
International Business Machines Corp.	18,240	1,971,744
Intevac, Inc.*	5,000	72,700
Lexmark International, Inc. "A"*	25,700	895,902
Logitech International SA (Registered)*	2,868	104,131
NEC Corp.	1,000	4,620
Synaptics, Inc.*	1,100	45,276
Toshiba Corp.	2,000	14,914
Wincor Nixdorf AG	83	7,822
		10,368,278
Electronic Equipment & Instruments 0.8%
Arrow Electronics, Inc.*	32,700	1,284,456
Avnet, Inc.*	29,500	1,031,615
Checkpoint Systems, Inc.*	3,100	80,538
Electrocomponents PLC	3,804	15,662
FLIR Systems, Inc.*	4,200	131,460
Fujifilm Holdings Corp.	200	8,478
Hitachi Ltd.	2,000	14,653
Hoya Corp.	200	6,383
IBIDEN Co., Ltd.	100	6,907
Kingboard Chemical Holdings Ltd.	6,700	39,155
Kyocera Corp.	100	8,750
Mettler-Toledo International, Inc.*	10,100	1,149,380
Multi-Fineline Electronix, Inc.*	2,400	41,616
Murata Manufacturing Co., Ltd.	100	5,816
Nidec Corp.	100	7,424
Olympus Corp.	1,000	40,971
Rofin-Sinar Technologies, Inc.*	1,400	67,354
TDK Corp.	100	7,416
Tech Data Corp.*	2,000	75,440
Technitrol, Inc.	2,800	80,024
		4,103,498
Internet Software & Services 0.5%
Chordiant Software, Inc.*	4,600	39,330
CMGI, Inc.*	4,500	58,905
CNET Networks, Inc.*	11,600	106,024
DealerTrack Holdings, Inc.*	1,800	60,246
EarthLink, Inc.*	13,500	95,445
Google, Inc. "A"*	2,215	1,531,628
Greenfield Online, Inc.*	6,300	92,043
InfoSpace, Inc.	2,700	50,760
Internap Network Services Corp.*	5,000	41,650
j2 Global Communications, Inc.*	4,200	88,914
Omniture, Inc.*	2,400	79,896
SAVVIS, Inc.*	2,600	72,566
Tencent Holdings Ltd.	400	3,027
United Online, Inc.	6,400	75,648
ValueClick, Inc.*	6,200	135,780
VistaPrint Ltd.*	1,900	81,415
	Shares	Value ($)

Vocus, Inc.*	2,200	75,966
Websense, Inc.*	3,000	50,940
Yahoo! Japan Corp.	9	4,017
		2,744,200
IT Services 0.9%
Accenture Ltd. "A"	40,710	1,466,781
Atos Origin SA*	177	9,076
Cap Gemini SA	340	21,128
CGI Group, Inc. "A"*	600	7,046
Computer Sciences Corp.*	11,000	544,170
CSG Systems International, Inc.*	6,300	92,736
Fiserv, Inc.*	17,200	954,428
Gartner, Inc.*	4,800	84,288
iGATE Corp.*	3,500	29,645
Indra Sistemas SA	322	8,651
LogicaCMG PLC	12,089	28,187
ManTech International Corp. "A"*	1,400	61,348
NTT Data Corp.	1	4,456
Paychex, Inc.	23,900	865,658
Redecard SA (GDR) 144A	5,700	184,450
SAIC, Inc.*	10,900	219,308
Sapient Corp.*	9,400	82,814
SRA International, Inc. "A"*	3,200	94,240
Syntel, Inc.	3,100	119,412
		4,877,822
Office Electronics 0.1%
Canon, Inc.	11,600	530,008
Konica Minolta Holdings, Inc.	500	8,800
Neopost SA	90	9,242
		548,050
Semiconductors & Semiconductor Equipment 0.8%
Amkor Technology, Inc.*	5,300	45,209
ARM Holdings PLC	10,640	26,084
ASML Holding NV*	4,241	133,274
Asyst Technologies, Inc.*	13,700	44,662
Atheros Communications*	3,600	109,944
ATMI, Inc.*	2,300	74,175
Broadcom Corp. "A"*	19,740	516,004
Cymer, Inc.*	2,300	89,539
Entegris, Inc.*	10,900	94,067
Infineon Technologies AG*	1,742	20,369
Intel Corp.	95,500	2,546,030
Micrel, Inc.	6,700	56,615
OC Oerlikon Corp. AG (Registered)*	106	44,030
Pericom Semiconductor Corp.*	4,800	89,760
PMC-Sierra, Inc.*	12,900	84,366
RF Micro Devices, Inc.*	14,900	85,079
ROHM Co., Ltd.	100	8,704
SiRF Technology Holdings, Inc.*	4,000	100,520
Skyworks Solutions, Inc.*	13,100	111,350
STMicroelectronics NV	1,681	23,930
Tessera Technologies, Inc.*	2,200	91,520
Tokyo Electron Ltd.	100	6,108
Zoran Corp.*	6,200	139,562
		4,540,901
Software 1.5%
Actuate Corp.*	17,300	134,421
Adobe Systems, Inc.*	33,350	1,425,046
Ansoft Corp.*	1,400	36,190
ANSYS, Inc.*	3,800	157,548
Aspen Technology, Inc.*	8,200	133,004
	Shares	Value ($)

Business Objects SA*	238	14,512
Cognos, Inc.*	200	11,575
Commvault Systems, Inc.*	4,200	88,956
Dassault Systemes SA	159	9,364
Electronic Arts, Inc.*	18,500	1,080,585
FalconStor Software, Inc.*	7,300	82,198
Jack Henry & Associates, Inc.	5,400	131,436
JDA Software Group, Inc.*	4,200	85,932
Macrovision Corp.*	2,700	49,491
MICROS Systems, Inc.*	1,200	84,192
Microsoft Corp.	73,550	2,618,380
Misys PLC	4,179	15,215
Net 1 UEPS Technologies, Inc.*	2,200	64,592
Nintendo Co., Ltd.	500	303,574
Nuance Communications, Inc.*	4,500	84,060
SAP AG	2,011	103,902
SPSS, Inc.*	3,800	136,458
Sybase, Inc.*	5,500	143,495
The Sage Group PLC	10,531	47,959
Ultimate Software Group, Inc.*	3,700	116,439
VMware, Inc. "A"* (c)	8,500	722,415
Wind River Systems, Inc.*	5,800	51,794
		7,932,733
Materials 3.1%
Chemicals 1.7%
Agrium, Inc.	100	7,262
Akzo Nobel NV	1,151	91,659
Arch Chemicals, Inc.	2,700	99,225
Asahi Kasei Corp.	1,000	6,666
BASF AG	319	47,145
Bayer AG	5,399	492,251
CF Industries Holdings, Inc.	2,700	297,162
Ciba Specialty Chemicals AG (Registered)	171	7,874
Croda International PLC	16,828	193,128
Eastman Chemical Co.	4,100	250,469
Ecolab, Inc.	25,550	1,308,416
GenTek, Inc.*	3,100	90,737
Givaudan SA (Registered)	14	13,451
Hercules, Inc.	6,500	125,775
Imperial Chemical Industries PLC	469	6,227
JSR Corp.	200	5,174
Koninklijke DSM NV	630	29,454
Kuraray Co., Ltd.	500	6,036
Linde AG	2,283	300,684
Lubrizol Corp.	15,900	861,144
Mitsubishi Chemical Holdings Corp.	1,000	7,665
Mitsui Chemicals, Inc.	1,000	6,546
Monsanto Co.	19,300	2,155,617
Nitto Denko Corp.	200	10,559
Novozymes AS "B"	1,150	129,794
Orica Ltd.	199	5,526
PolyOne Corp.*	18,600	122,388
Potash Corp of Saskatchewan, Inc.	200	29,077
Praxair, Inc.	18,300	1,623,393
Rockwood Holdings, Inc.*	2,700	89,694
Shin-Etsu Chemical Co., Ltd.	400	25,009
Showa Denko KK	2,000	7,173
Solvay SA	573	79,797
Sumitomo Chemical Co., Ltd.	1,000	8,893
Syngenta AG (Registered)	198	50,238
Teijin Ltd.	1,000	4,274
Terra Industries, Inc.*	5,400	257,904
	Shares	Value ($)

Toray Industries, Inc.	1,000	7,769
Umicore	226	55,737
Uralkali (GDR) 144A*	5,200	193,700
W.R. Grace & Co.*	2,600	68,068
Yara International ASA	3,000	137,760
		9,316,520
Construction Materials 0.1%
CRH PLC	3,270	112,504
Fletcher Building Ltd.	324	2,863
Holcim Ltd. (Registered)	403	42,820
Imerys SA	125	10,236
Lafarge SA	481	87,069
		255,492
Containers & Packaging 0.1%
Amcor Ltd.	605	3,660
AptarGroup, Inc.	3,400	139,094
Gerresheimer AG*	2,285	126,945
Greif, Inc. "A"	1,400	91,518
Rock-Tenn Co. "A"	5,500	139,755
Silgan Holdings, Inc.	2,000	103,880
Sonoco Products Co.	4,100	133,988
		738,840
Metals & Mining 1.0%
Acerinox SA	4,773	116,624
Agnico-Eagle Mines Ltd.	100	5,514
Alcoa, Inc.	26,400	964,920
Alumina Ltd.	739	4,094
Anglo American PLC	6,845	414,834
Barrick Gold Corp.	600	25,400
BHP Billiton Ltd.	1,830	64,175
BHP Billiton PLC	836	25,750
BlueScope Steel Ltd.	470	3,958
Boliden AB	1,900	23,533
Commercial Metals Co.	29,100	856,995
Compass Minerals International, Inc.	2,700	110,700
First Quantum Minerals Ltd.	100	8,620
Fording Canadian Coal Trust (Unit)	100	3,889
Fortescue Metals Group Ltd.*	700	4,554
Goldcorp, Inc.	500	17,123
JFE Holdings, Inc.	6,000	302,344
Kinross Gold Corp.*	400	7,417
Kobe Steel Ltd.	3,000	9,723
Mitsubishi Materials Corp.	1,000	4,253
Newcrest Mining Ltd.	264	7,609
Nippon Steel Corp.	5,000	30,791
Norsk Hydro ASA	1,200	16,965
Nucor Corp.	22,800	1,350,216
Outokumpu Oyj	555	16,919
Quanex Corp.	2,000	103,800
Rautaruukki Oyj	391	16,641
Reliance Steel & Aluminum Co.	2,500	135,500
Rio Tinto Ltd.	1,254	146,405
Rio Tinto PLC	357	37,402
Salzgitter AG	31	4,564
Schnitzer Steel Industries, Inc. "A"	1,500	103,695
SSAB Svenskt Stal AB "A"	1,200	32,211
Sumitomo Metal Industries Ltd.	4,000	18,471
Teck Cominco Ltd. "B"	300	10,770
ThyssenKrupp AG	248	13,841
voestalpine AG	373	26,705
Worthington Industries, Inc.	6,700	119,796
	Shares	Value ($)

Xstrata PLC	4,641	326,802
Yamana Gold, Inc.	500	6,530
Zinifex Ltd.	323	3,483
		5,503,536
Paper & Forest Products 0.2%
Buckeye Technologies, Inc.*	9,500	118,750
International Paper Co.	21,300	689,694
Oji Paper Co., Ltd.	1,000	4,910
Stora Enso Oyj "R"	2,637	39,135
Svenska Cellulosa AB "B"	3,400	59,792
UPM-Kymmene Oyj	2,405	48,185
		960,466
Telecommunication Services 3.0%
Diversified Telecommunication Services 2.5%
Alaska Communications Systems Group, Inc.	11,000	165,000
AT&T, Inc.	79,100	3,287,396
Atlantic Tele-Network, Inc.	3,800	128,364
BCE, Inc.	1,200	48,209
Belgacom SA	223	10,938
BT Group PLC	4,462	24,078
Cable & Wireless PLC	1,466	5,409
Cincinnati Bell, Inc.*	38,900	184,775
Deutsche Telekom AG (Registered)	6,018	131,622
Elisa Oyj	242	7,384
Embarq Corp.	9,900	490,347
France Telecom SA	7,946	285,157
Golden Telecom, Inc.*	1,000	100,950
Hellenic Telecommunications Organization SA	9,200	338,113
Koninklijke (Royal) KPN NV	12,506	226,176
Nippon Telegraph & Telephone Corp.	28	138,571
PCCW Ltd.	301,000	178,055
Portugal Telecom, SGPS SA (Registered)	9,867	128,139
Premiere Global Services, Inc.*	7,900	117,315
PT Telekomunikasi Indonesia (ADR)	8,100	340,281
Singapore Telecommunications Ltd.	96,000	263,444
Swisscom AG (Registered)	578	224,546
Tele2 AB "B"	2,500	49,725
Telecom Corp. of New Zealand Ltd.	77,310	257,992
Telecom Italia SpA	48,324	149,625
Telecom Italia SpA (RNC)	27,168	63,862
Telefonica SA	21,187	684,705
Telekom Austria AG	11,941	330,917
Telenor ASA*	6,400	151,290
TeliaSonera AB	18,500	172,052
Telstra Corp., Ltd.	47,892	196,536
Telstra Corp., Ltd. (Insurance Receipt)	24,926	69,056
Telus Corp.	300	15,028
Telus Corp. (Non-Voting Shares)	700	34,051
Time Warner Telecom, Inc. "A"*	6,900	140,001
Verizon Communications, Inc.	87,800	3,835,982
Windstream Corp.	19,600	255,192
		13,230,283
Wireless Telecommunication Services 0.5%
America Movil SAB de CV "L" (ADR)	2,500	153,475
American Tower Corp. "A"*	13,900	592,140
Centennial Communications Corp.*	10,800	100,332
	Shares	Value ($)

China Mobile Ltd.	10,500	181,959
Hutchison Telecommunications International Ltd.	106,000	159,404
KDDI Corp.	13	96,529
Mobistar SA	53	4,803
NTT DoCoMo, Inc.	86	142,491
Rogers Communications, Inc. "B"	2,300	104,845
Softbank Corp.	4,000	82,333
Telephone & Data Systems, Inc.	7,600	475,760
USA Mobility, Inc.*	9,000	128,700
Vodafone Group PLC	78,496	292,556
		2,515,327
Utilities 2.1%
Electric Utilities 1.2%
Allegheny Energy, Inc.	9,900	629,739
American Electric Power Co., Inc.	6,700	311,952
Chubu Electric Power Co., Inc.	2,500	65,278
CLP Holdings Ltd.	13,000	88,389
E.ON AG	3,167	672,436
Edison International	20,100	1,072,737
EDP — Energias de Portugal SA	19,404	126,137
Enel SpA	22,674	267,623
FirstEnergy Corp.	33,700	2,437,858
Fortis, Inc.	2,700	79,308
Fortum Oyj	386	17,280
Hokkaido Electric Power Co., Inc.	800	17,341
Hongkong Electric Holding Ltd.	13,500	77,629
Kansai Electric Power Co., Inc.	2,900	67,662
Kyushu Electric Power Co., Inc.	1,400	34,500
Northeast Utilities	2,700	84,537
Oesterreichische Elektrizitaetswirtschafts AG "A"	68	4,736
RWE AG	266	37,274
Scottish & Southern Energy PLC	1,620	52,622
Terna-Rete Elettrica Nationale SpA	6,478	25,985
Tohoku Electric Power Co., Inc.	1,600	36,058
Tokyo Electric Power Co., Inc.	4,600	119,157
Union Fenosa SA	2,526	169,424
Westar Energy, Inc.	5,500	142,670
		6,638,332
Gas Utilities 0.2%
Centrica PLC	6,957	49,441
Gas Natural SDG SA	2,642	153,869
Gaz de France	164	9,550
Hong Kong & China Gas Co., Ltd.	35,000	106,689
ONEOK, Inc.	7,300	326,821
Osaka Gas Co., Ltd.	8,000	31,530
Piedmont Natural Gas Co., Inc.	4,900	128,184
Snam Rete Gas SpA	4,641	29,469
South Jersey Industries, Inc.	3,900	140,751
Southwest Gas Corp.	3,700	110,149
Tokyo Gas Co., Ltd.	9,000	42,020
WGL Holdings, Inc.	4,800	157,248
		1,285,721
Independent Power Producers & Energy Traders 0.2%
Electric Power Development Co., Ltd.	600	22,264
Iberdrola Renovables*	54,100	446,898
Iberdrola SA	18,816	284,838
International Power PLC	2,930	26,302
TransAlta Corp.	3,500	118,268
		898,570
	Shares	Value ($)

Multi-Utilities 0.5%
AGL Energy Ltd.	23,289	271,927
National Grid PLC	4,858	80,318
PNM Resources, Inc.	3,500	75,075
Sempra Energy	29,900	1,850,212
Suez SA	908	61,549
United Utilities PLC	1,724	25,813
Veolia Environnement	307	27,881
		2,392,775
Water Utilities 0.0%
Kelda Group PLC	566	12,180
Severn Trent PLC	474	14,334
		26,514
Total Common Stocks (Cost $265,573,875)		315,098,976

Preferred Stocks 0.1%
Consumer Discretionary 0.1%
Porsche Automobil Holding SE	254	511,860
Volkswagen AG	62	9,004
		520,864
Consumer Staples 0.0%
Henkel KGaA (Preferred)	1,524	85,428
Financials 0.0%
Farm Credit Bank of Texas, Series 1, 7.561%	218,000	227,614
Utilities 0.0%
RWE AG	22	2,667
Total Preferred Stocks (Cost $825,334)		836,573

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0% (Cost$8,344)	60,000	3,630
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 7.3%
Consumer Discretionary 1.5%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK)	28,200	25,803
Affinia Group, Inc., 9.0%, 11/30/2014	150,000	135,000
AMC Entertainment, Inc., 8.0%, 3/1/2014	80,000	75,200
American Achievement Corp., 8.25%, 4/1/2012	15,000	14,625
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	20,727	17,696
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	35,000	30,975
8.0%, 3/15/2014	15,000	14,175
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	25,000	21,875
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	35,000	28,088
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	20,000	20,225
	Principal Amount ($)(a)	Value ($)

Caesars Entertainment, Inc., 8.875%, 9/15/2008	105,000	108,579
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	25,000	24,469
Carrols Corp., 9.0%, 1/15/2013	15,000	13,650
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	50,000	48,750
10.25%, 9/15/2010	175,000	171,500
11.0%, 10/1/2015	151,000	123,065
Comcast Corp., 6.3%, 11/15/2017	1,250,000	1,296,909
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	25,000	19,813
CSC Holdings, Inc.:
7.25%, 7/15/2008	30,000	30,037
Series B, 8.125%, 7/15/2009	30,000	30,487
Series B, 8.125%, 8/15/2009	60,000	61,050
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	10,000	9,613
Dollar General Corp., 144A, 10.625%, 7/15/2015	35,000	32,112
Dollarama Group LP, 144A, 10.599%**, 8/15/2012	24,000	24,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	45,000	44,775
7.125%, 2/1/2016	35,000	35,700
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	45,000	39,037
Foot Locker, Inc., 8.5%, 1/15/2022	10,000	9,200
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	320,000	233,600
General Motors Corp.:
7.2%, 1/15/2011	110,000	101,200
7.4%, 9/1/2025	30,000	21,750
8.375%, 7/15/2033	75,000	60,375
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	190,000	201,875
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	30,000	29,700
Group 1 Automotive, Inc., 8.25%, 8/15/2013	15,000	14,475
Hanesbrands, Inc., Series B, 8.204%**, 12/15/2014	45,000	44,550
Hertz Corp.:
8.875%, 1/1/2014	75,000	76,031
10.5%, 1/1/2016	20,000	20,700
Idearc, Inc., 8.0%, 11/15/2016	155,000	142,212
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	20,000	19,300
ION Media Networks, Inc., 144A, 11.493%**, 1/15/2013	85,000	83,619
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	50,000	41,000
Jarden Corp., 7.5%, 5/1/2017	25,000	21,500
Lamar Media Corp., 144A, 6.625%, 8/15/2015	20,000	19,450
Liberty Media LLC:
5.7%, 5/15/2013	20,000	18,528
8.25%, 2/1/2030	45,000	43,184
8.5%, 7/15/2029	50,000	48,975
Majestic Star Casino LLC, 9.5%, 10/15/2010	5,000	4,725
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	15,000	15,450
Metaldyne Corp., 11.0%, 6/15/2012	10,000	6,450
	Principal Amount ($)(a)	Value ($)

MGM MIRAGE:
6.75%, 9/1/2012	35,000	34,081
8.375%, 2/1/2011	80,000	81,800
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	55,000	55,000
News America, Inc., 6.15%, 3/1/2037	750,000	724,492
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	85,000	76,500
Penske Automotive Group, Inc., 7.75%, 12/15/2016	80,000	74,800
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	35,000	35,612
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	20,000	19,200
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	25,000	18,781
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	40,000	33,500
Sabre Holdings Corp., 8.35%, 3/15/2016	30,000	26,700
Seminole Hard Rock Entertainment, Inc., 144A, 7.491%**, 3/15/2014	35,000	33,425
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	25,000	24,250
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	105,000	77,700
7.875%, 1/15/2014	20,000	18,500
Sinclair Television Group, Inc., 8.0%, 3/15/2012	16,000	16,300
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	45,000	42,525
Six Flags, Inc., 9.75%, 4/15/2013	15,000	11,250
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	35,000	34,037
Station Casinos, Inc., 6.5%, 2/1/2014	65,000	48,750
TCI Communications, Inc., 8.75%, 8/1/2015	135,000	157,033
Time Warner Cable, Inc., 5.4%, 7/2/2012	810,000	811,628
Toys "R" Us, Inc., 7.375%, 10/15/2018	25,000	18,063
Travelport LLC:
9.749%**, 9/1/2014	25,000	24,188
9.875%, 9/1/2014	25,000	25,375
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	70,000	53,287
United Components, Inc., 9.375%, 6/15/2013	5,000	4,938
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	115,000	104,794
Vitro SAB de CV:
8.625%, 2/1/2012	20,000	18,800
9.125%, 2/1/2017	40,000	36,800
Series A, 11.75%, 11/1/2013	15,000	15,638
XM Satellite Radio, Inc., 9.75%, 5/1/2014	65,000	62,887
Young Broadcasting, Inc., 8.75%, 1/15/2014	150,000	106,687
	Principal Amount ($)(a)	Value ($)

Yum! Brands, Inc.:
6.25%, 3/15/2018	500,000	506,368
6.875%, 11/15/2037	500,000	497,682
		7,706,428
Consumer Staples 0.4%
Alliance One International, Inc., 8.5%, 5/15/2012	15,000	14,625
CVS Caremark Corp., 6.25%, 6/1/2027	750,000	751,622
Del Laboratories, Inc., 8.0%, 2/1/2012	70,000	72,800
Delhaize America, Inc.:
8.05%, 4/15/2027	30,000	31,625
9.0%, 4/15/2031	201,000	232,391
General Nutrition Centers, Inc., 10.009%**, 3/15/2014 (PIK)	35,000	33,075
Harry & David Holdings, Inc., 10.124%**, 3/1/2012	30,000	28,200
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	348,750	320,850
Pierre Foods, Inc., 9.875%, 7/15/2012	20,000	14,600
Pilgrim's Pride Corp., 7.625%, 5/1/2015	15,000	14,738
Rite Aid Corp., 7.5%, 3/1/2017	50,000	44,062
Smithfield Foods, Inc., 7.75%, 7/1/2017	40,000	38,700
Viskase Companies, Inc., 11.5%, 6/15/2011	480,000	480,000
		2,077,288
Energy 0.5%
Belden & Blake Corp., 8.75%, 7/15/2012	145,000	146,450
Chaparral Energy, Inc., 8.5%, 12/1/2015	40,000	36,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	20,000	19,200
6.875%, 1/15/2016	100,000	99,000
7.75%, 1/15/2015	15,000	15,300
Cimarex Energy Co., 7.125%, 5/1/2017	25,000	24,563
Delta Petroleum Corp., 7.0%, 4/1/2015	75,000	64,125
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	10,000	9,650
8.375%, 5/1/2016	60,000	58,650
Energy Partners Ltd., 9.75%, 4/15/2014	25,000	23,625
Frontier Oil Corp., 6.625%, 10/1/2011	25,000	24,875
Kinder Morgan Energy Partners LP, 6.0%, 2/1/2017	381,000	380,978
Mariner Energy, Inc.:
7.5%, 4/15/2013	20,000	19,250
8.0%, 5/15/2017	20,000	19,025
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	40,000	39,100
144A, 8.25%, 12/15/2014	30,000	29,700
Plains Exploration & Production Co., 7.0%, 3/15/2017	15,000	14,344
Quicksilver Resources, Inc., 7.125%, 4/1/2016	20,000	19,650
Sabine Pass LNG LP, 7.5%, 11/30/2016	110,000	105,050
Southern Natural Gas Co., 144A, 5.9%, 4/1/2017	895,000	880,292
	Principal Amount ($)(a)	Value ($)

Stone Energy Corp., 6.75%, 12/15/2014	90,000	83,475
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	25,000	26,890
Tesoro Corp., 6.5%, 6/1/2017	40,000	39,600
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	20,000	17,450
Whiting Petroleum Corp.:
7.0%, 2/1/2014	30,000	29,700
7.25%, 5/1/2012	50,000	49,250
7.25%, 5/1/2013	10,000	9,850
Williams Companies, Inc.:
8.125%, 3/15/2012	100,000	108,875
8.75%, 3/15/2032	135,000	165,038
Williams Partners LP, 7.25%, 2/1/2017	25,000	25,750
		2,584,705
Financials 1.9%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	85,000	69,700
Ashton Woods USA LLC, 9.5%, 10/1/2015	230,000	147,200
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	15,000	13,350
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	405,000	439,425
Daimler Finance North America LLC, Series E, 5.441%**, 10/31/2008	389,000	388,252
E*TRADE Financial Corp.:
7.375%, 9/15/2013	50,000	38,500
7.875%, 12/1/2015	80,000	61,000
8.0%, 6/15/2011	65,000	56,387
Erac USA Finance Co.:
144A, 6.375%, 10/15/2017	500,000	483,056
144A, 7.0%, 10/15/2037	750,000	681,172
FIA Card Services NA, 7.125%, 11/15/2012	1,250,000	1,358,065
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	155,000	134,255
7.375%, 10/28/2009	380,000	357,673
7.875%, 6/15/2010	105,000	96,880
GMAC LLC, 6.875%, 9/15/2011	410,000	350,753
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	55,000	55,000
144A, 9.75%, 4/1/2017	40,000	39,800
Hexion US Finance Corp., 9.75%, 11/15/2014	35,000	37,800
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	20,000	17,850
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	30,000	29,137
iPayment, Inc., 9.75%, 5/15/2014	80,000	74,800
JPMorgan Chase Bank NA, 6.0%, 10/1/2017	750,000	762,766
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	30,000	27,600
144A, 10.0%, 5/1/2015	20,000	17,850
Lehman Brothers Holdings, Inc., 7.0%, 9/27/2027	750,000	761,215
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	25,000	23,875
	Principal Amount ($)(a)	Value ($)

Morgan Stanley, Series F, 5.75%, 8/31/2012	1,250,000	1,275,951
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	95,000	76,237
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015	55,000	54,794
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015	25,000	22,813
Popular North America, Inc., Series E, 3.875%, 10/1/2008	1,000,000	990,424
Realogy Corp., 144A, 12.375%, 4/15/2015	20,000	12,600
Residential Capital LLC:
5.646%**, 6/9/2008	30,000	25,650
7.625%, 11/21/2008	150,000	119,250
7.782%**, 11/21/2008	235,000	186,825
The Goldman Sachs Group, Inc., 6.75%, 10/1/2037	500,000	489,889
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	55,000	40,700
Tropicana Entertainment LLC, 9.625%, 12/15/2014	115,000	73,025
U.S.I. Holdings Corp.:
144A, 8.744%**, 11/15/2014	15,000	12,825
144A, 9.75%, 5/15/2015	10,000	8,050
UCI Holdco, Inc., 12.491%**, 12/15/2013 (PIK)	36,239	34,246
Universal City Development Partners, 11.75%, 4/1/2010	135,000	139,725
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015	20,000	18,425
		10,104,790
Health Care 0.4%
Abbott Laboratories, 5.6%, 11/30/2017	1,250,000	1,284,276
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	45,000	41,400
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	45,000	45,675
Boston Scientific Corp., 6.0%, 6/15/2011	25,000	24,125
Community Health Systems, Inc., 8.875%, 7/15/2015	215,000	219,031
HCA, Inc.:
9.125%, 11/15/2014	45,000	46,800
9.25%, 11/15/2016	90,000	94,500
9.625%, 11/15/2016 (PIK)	45,000	47,588
HEALTHSOUTH Corp., 10.75%, 6/15/2016	40,000	41,800
IASIS Healthcare LLC, 8.75%, 6/15/2014	20,000	20,000
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	25,000	24,938
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	25,000	25,188
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	90,000	81,900
The Cooper Companies, Inc., 7.125%, 2/15/2015	50,000	48,625
Universal Hospital Services, Inc., 8.5%, 6/1/2015 (PIK)	20,000	20,200
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	25,000	18,500
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	85,000	81,812
		2,166,358
	Principal Amount ($)(a)	Value ($)

Industrials 0.4%
Actuant Corp., 144A, 6.875%, 6/15/2017	20,000	19,800
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	35,000	29,225
Allied Security Escrow Corp., 11.375%, 7/15/2011	130,000	122,200
American Color Graphics, Inc., 10.0%, 6/15/2010	140,000	75,600
American Color Graphics, Inc., Promissory Note due 3/15/2008 (h)	8,400	4,536
ARAMARK Corp.:
8.411%**, 2/1/2015	35,000	34,125
8.5%, 2/1/2015	45,000	45,562
Baldor Electric Co., 8.625%, 2/15/2017	25,000	25,750
Belden, Inc., 7.0%, 3/15/2017	25,000	24,375
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	30,000	30,150
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	250,000	232,500
Building Materials Corp. of America, 7.75%, 8/1/2014	35,000	26,775
Cenveo Corp., 7.875%, 12/1/2013	65,000	57,931
Congoleum Corp., 8.625%, 8/1/2008*	190,000	142,500
DRS Technologies, Inc.:
6.625%, 2/1/2016	15,000	14,812
6.875%, 11/1/2013	75,000	74,625
7.625%, 2/1/2018	90,000	91,125
Education Management LLC, 8.75%, 6/1/2014	25,000	25,094
Esco Corp., 144A, 8.625%, 12/15/2013	55,000	55,000
General Cable Corp., 7.125%, 4/1/2017	15,000	14,700
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	20,000	18,700
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	25,000	21,625
Iron Mountain, Inc., 8.75%, 7/15/2018	20,000	21,025
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	100,000	68,000
8.875%, 4/1/2012	95,000	54,150
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	20,000	19,450
9.375%, 5/1/2012	70,000	73,325
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	20,000	20,025
9.5%, 10/1/2008	175,000	178,500
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	50,000	46,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	40,000	40,900
Panolam Industries International, Inc., 10.75%, 10/1/2013	45,000	39,150
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	100,000	92,500
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	9,000	9,754
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	25,000	24,750
Ship Finance International Ltd., 8.5%, 12/15/2013	25,000	25,344
	Principal Amount ($)(a)	Value ($)

Swift Transportation Co., 144A, 12.5%, 5/15/2017	20,000	10,325
Tenneco, Inc., 144A, 8.125%, 11/15/2015	15,000	14,850
Titan International, Inc., 8.0%, 1/15/2012	95,000	91,675
TransDigm, Inc., 7.75%, 7/15/2014	45,000	45,675
U.S. Concrete, Inc., 8.375%, 4/1/2014	30,000	26,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	15,000	13,613
7.0%, 2/15/2014	80,000	67,000
Xerox Capital Trust I, 8.0%, 2/1/2027	55,000	54,930
		2,223,901
Information Technology 0.3%
Alion Science & Technology Corp., 10.25%, 2/1/2015	60,000	51,150
First Data Corp., 144A, 9.875%, 9/24/2015	35,000	32,550
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	25,000	22,313
L-3 Communications Corp.:
5.875%, 1/15/2015	90,000	86,850
Series B, 6.375%, 10/15/2015	40,000	39,400
Lucent Technologies, Inc., 6.45%, 3/15/2029	90,000	74,362
MasTec, Inc., 7.625%, 2/1/2017	100,000	94,000
Sanmina-SCI Corp., 8.125%, 3/1/2016	15,000	13,294
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	50,000	48,750
SunGard Data Systems, Inc., 10.25%, 8/15/2015	70,000	71,575
Tyco Electronics Group SA:
144A, 6.55%, 10/1/2017	500,000	514,285
144A, 7.125%, 10/1/2037	500,000	526,374
Unisys Corp., 7.875%, 4/1/2008	160,000	159,800
Vangent, Inc., 9.625%, 2/15/2015	60,000	51,450
		1,786,153
Materials 0.6%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	15,000	14,719
ARCO Chemical Co., 9.8%, 2/1/2020	675,000	654,750
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	50,000	32,000
Cascades, Inc., 7.25%, 2/15/2013	77,000	72,187
Chemtura Corp., 6.875%, 6/1/2016	45,000	42,300
CPG International I, Inc.:
10.5%, 7/1/2013	75,000	70,875
12.13%*, 7/1/2012	35,000	33,600
Exopack Holding Corp., 11.25%, 2/1/2014	90,000	88,200
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	40,000	42,900
GEO Specialty Chemicals, Inc., 144A, 13.729%**, 12/31/2009 (d)	491,000	368,250
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	20,000	19,450
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	75,000	67,500
Hexcel Corp., 6.75%, 2/1/2015	110,000	107,800
	Principal Amount ($)(a)	Value ($)

Huntsman LLC, 11.625%, 10/15/2010	382,000	404,920
Innophos, Inc., 8.875%, 8/15/2014	15,000	14,925
Jefferson Smurfit Corp., 8.25%, 10/1/2012	40,000	39,400
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	70,000	58,800
Massey Energy Co.:
6.625%, 11/15/2010	10,000	9,775
6.875%, 12/15/2013	40,000	37,700
Metals USA Holdings Corp., 144A, 11.231%**, 7/1/2012 (PIK)	105,000	86,100
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	15,000	11,175
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	35,000	32,200
Mueller Water Products, Inc., 7.375%, 6/1/2017	15,000	13,406
Neenah Foundry Co., 9.5%, 1/1/2017	20,000	16,100
NewMarket Corp., 7.125%, 12/15/2016	175,000	173,250
Radnor Holdings Corp., 11.0%, 3/15/2010*	40,000	300
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	50,000	48,313
8.375%, 7/1/2012	25,000	24,813
Steel Dynamics, Inc.:
144A, 6.75%, 4/1/2015	40,000	38,600
144A, 7.375%, 11/1/2012	10,000	10,050
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	60,000	58,650
The Mosaic Co., 144A, 7.625%, 12/1/2014	45,000	48,150
TriMas Corp., 9.875%, 6/15/2012	19,000	18,525
Witco Corp., 6.875%, 2/1/2026	60,000	48,300
Wolverine Tube, Inc., 10.5%, 4/1/2009	130,000	123,500
		2,931,483
Telecommunication Services 0.6%
AT&T, Inc., 6.3%, 1/15/2038	750,000	761,995
BCM Ireland Preferred Equity Limited, 144A, 11.58%**, 2/15/2017 (PIK) EUR	81,523	109,641
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	105,000	89,775
Centennial Communications Corp.:
10.0%, 1/1/2013	65,000	67,600
10.125%, 6/15/2013	20,000	21,000
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	55,000	55,138
8.375%, 1/15/2014	30,000	29,250
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	65,000	60,937
Embratel, Series B, 11.0%, 12/15/2008	34,000	35,615
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015	5,000	5,013
9.25%, 6/15/2016	15,000	15,075
11.25%, 6/15/2016	50,000	51,625
Intelsat Corp., 9.0%, 6/15/2016	20,000	20,150
Intelsat Ltd., 5.25%, 11/1/2008	20,000	19,750
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	50,000	50,250
	Principal Amount ($)(a)	Value ($)

iPCS, Inc., 7.036%**, 5/1/2013	15,000	14,138
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	60,000	56,400
Millicom International Cellular SA, 10.0%, 12/1/2013	120,000	127,800
Nortel Networks Ltd., 144A, 9.493%**, 7/15/2011	50,000	48,750
Qwest Corp., 7.25%, 9/15/2025	10,000	9,400
Rural Cellular Corp., 9.875%, 2/1/2010	50,000	51,875
Stratos Global Corp., 9.875%, 2/15/2013	15,000	15,825
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	160,000	165,600
Telefonica Emisiones SAU, 6.221%, 7/3/2017	1,250,000	1,298,740
US Unwired, Inc., Series B, 10.0%, 6/15/2012	60,000	63,610
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	45,000	64,312
8.75%, 4/15/2014	65,000	64,512
West Corp., 9.5%, 10/15/2014	30,000	29,400
		3,403,176
Utilities 0.7%
AES Corp.:
144A, 8.0%, 10/15/2017	55,000	56,238
144A, 8.75%, 5/15/2013	162,000	169,087
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	210,000	224,175
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	1,000,000	1,014,320
CMS Energy Corp., 8.5%, 4/15/2011	125,000	134,651
DPL, Inc., 6.875%, 9/1/2011	500,000	531,821
Edison Mission Energy, 7.0%, 5/15/2017	45,000	44,213
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	80,000	80,400
Florida Power & Light Co., 5.55%, 11/1/2017	500,000	510,051
Mirant Americas Generation LLC, 8.3%, 5/1/2011	45,000	45,113
Mirant North America LLC, 7.375%, 12/31/2013	20,000	20,050
NRG Energy, Inc.:
7.25%, 2/1/2014	250,000	243,750
7.375%, 2/1/2016	485,000	472,875
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	105,000	110,671
Regency Energy Partners LP, 8.375%, 12/15/2013	36,000	37,080
Reliant Energy, Inc., 7.875%, 6/15/2017	50,000	49,500
Sierra Pacific Resources:
6.75%, 8/15/2017	60,000	60,695
8.625%, 3/15/2014	33,000	35,262
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	120,000	118,800
		3,958,752
Total Corporate Bonds (Cost $39,774,703)		38,943,034

	Principal Amount ($)(a)	Value ($)

Asset Backed 2.4%
Automobile Receivables 0.2%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	566,000	572,429
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012	379,000	377,995
		950,424
Credit Card Receivables 1.8%
Capital One Multi-Asset Execution Trust, "A7", Series 2007-A7, 5.75%, 7/15/2020	2,187,000	2,200,534
Chase Issuance Trust, "A", Series 2007-A17, 5.12%, 10/15/2014	3,000,000	3,072,558
Citibank Credit Card Issuance Trust, "B5", Series 2007-B5, 5.87%**, 11/7/2014	2,250,000	2,199,210
MBNA Credit Card Master Note Trust, "B1", Series 2004-B1, 4.45%, 8/15/2016	2,050,000	1,938,341
		9,410,643
Home Equity Loans 0.4%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	689,000	683,495
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	1,613,000	1,593,122
		2,276,617
Total Asset Backed (Cost $12,581,001)		12,637,684

Mortgage Backed Securities Pass-Throughs 1.1%
Federal Home Loan Mortgage Corp.:
5.736%**, 4/1/2037	2,475,465	2,513,884
6.0%, 8/1/2035	645,670	650,387
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2028 until 9/1/2035	2,396,335	2,274,824
6.0%, 1/1/2024	135,309	137,825
6.5%, 5/1/2017	97,472	100,460
8.0%, 9/1/2015	151,967	162,954
Total Mortgage Backed Securities Pass-Throughs (Cost $5,863,036)		5,840,334

Commercial and Non-Agency Mortgage-Backed Securities 16.0%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.416%**, 1/25/2036	1,000,000	952,475
Banc of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,272,043
	Principal Amount ($)(a)	Value ($)

Bear Stearns Adjustable Rate Mortgage Trust:
"13A2", Series 2004-1, 4.272%**, 4/25/2034	2,418,430	2,375,316
"12A5", Series 2004-1, 4.369%**, 4/25/2034	1,900,314	1,887,263
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2006-T24, 5.531%, 10/12/2041	1,800,000	1,812,078
"A4", Series 2007-PW17, 5.694%, 6/11/2050	826,000	843,405
"A4", Series 2007-PW18, 5.7%, 6/11/2050	1,250,000	1,268,502
Citicorp Mortgage Securities, Inc., "2A1", Series 2006-5, 5.5%, 10/25/2021	7,266,752	7,241,776
Citigroup Mortgage Loan Trust, Inc.:
"1A1A", Series 2007-AR5, 5.622%**, 4/25/2037	1,817,529	1,827,111
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	283,816	291,709
Countrywide Alternative Loan Trust:
"A1", Series 2004-1T1, 5.0%, 2/25/2034	474,062	466,211
"3A11", Series 2005-20CB, 5.165%**, 7/25/2035	2,024,288	2,008,486
"1A5", Series 2003-J1, 5.25%, 10/25/2033	456,929	456,830
"4A3", Series 2005-43, 5.714%**, 10/25/2035	681,751	671,526
"A1", Series 2004-35T2, 6.0%, 2/25/2035	508,503	517,082
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	2,165,173	2,174,418
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	1,199,695	1,196,854
Countrywide Home Loans, "A6", Series 2003-57, 5.5%, 1/25/2034	127,794	127,813
CS First Boston Mortgage Securities Corp., "A3", Series 2005-C5, 5.1%**, 8/15/2038	2,000,000	1,978,949
First Horizon Alternative Mortgage Securities Trust, "1A7", Series 2006-FA8, 6.0%, 2/25/2037	2,050,000	2,055,251
First Horizon Mortgage Pass-Through Trust, "1A15", Series 2006-2, 6.0%, 8/25/2036	2,774,053	2,801,334
Greenwich Capital Commercial Funding Corp.:
"A4", Series 2005-GG3, 4.799%, 8/10/2042	2,000,000	1,924,070
"A2", Series 2007-GG9, 5.381%, 3/10/2039	1,250,000	1,256,487
"AM", Series 2007-GG11, 5.867%, 12/10/2049	1,500,000	1,506,592
GS Mortgage Securities Corp. II:
"AAB", Series 2006-GG8, 5.535%, 11/10/2039	1,800,000	1,822,216
"A4", Series 2007-GG10, 5.799%**, 8/10/2045	4,500,000	4,654,219
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.551%**, 9/25/2035	1,025,000	1,008,940
	Principal Amount ($)(a)	Value ($)

JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	2,625,243	2,599,875
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB20, 5.688%, 2/12/2051	3,750,000	3,816,213
"A4", Series 2007-C1, 5.716%, 2/15/2051	1,000,000	1,015,095
"A4", Series 2007-CB20, 5.794%, 2/12/2051	295,000	303,314
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030	133,125	132,727
"A2", Series 2006-C7, 5.3%, 11/15/2038	880,000	883,534
"A4", Series 2007-C6, 5.858%, 7/15/2040	1,385,000	1,432,435
Master Adjustable Rate Mortgages Trust, "2A1", Series 2007-1, 5.976%**, 11/25/2036	2,974,077	3,007,327
Master Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	895,040	881,078
Merrill Lynch/Countrywide Commercial Mortgage Trust, "A2", Series 2006-4, 5.112%, 12/12/2049	795,000	792,252
MLCC Mortgage Investors, Inc., "2A", Series 2005-2, 4.25%**, 10/25/2035	2,957,119	2,897,184
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	900,000	841,292
"1A1", Series 2005-17, 5.714%**, 8/25/2035	1,164,925	1,158,559
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	142,615	136,866
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 5.446%, 1/15/2045	2,100,000	2,115,130
"APB", Series 2007-C34, 5.617%, 5/15/2046	2,875,000	2,910,838
Wachovia Mortgage Loan Trust LLC, "1A1", Series 2006-A, 5.477%**, 5/20/2036	2,753,568	2,733,514
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A6", Series 2004-AR4, 3.795%**, 6/25/2034	190,000	187,715
"A6", Series 2003-AR10, 4.056%**, 10/25/2033	1,620,000	1,610,542
"1A6", Series 2005-AR12, 4.835%**, 10/25/2035	1,880,000	1,862,356
"1A3", Series 2005-AR16, 5.101%**, 12/25/2035	1,005,000	1,001,450
Wells Fargo Mortgage Backed Securities Trust:
"A3", Series 2006-1, 5.0%, 3/25/2021	1,617,717	1,594,969
"A1", Series 2005-6, 5.25%, 8/25/2035	2,318,388	2,284,234
"1A1", Series 2006-AR12, 6.025%**, 9/25/2036	2,139,103	2,164,610
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $85,281,732)		85,762,065
	Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 2.8%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	695,010	721,875
Federal Home Loan Mortgage Corp.:
"OS", Series 3102, Principal Only, Zero Coupon, 1/15/2036	4,950,000	3,958,736
"DE", Series 3027, 5.0%, 9/15/2025	2,500,000	2,385,703
"H", Series 2278, 6.5%, 1/15/2031	22,715	23,454
Federal National Mortgage Association, "CA", Series 2003-2, 5.0%, 12/25/2016	3,736,861	3,736,089
Government National Mortgage Association:
"CK", Series 2007-31, 5.0%, 5/16/2037	3,000,000	2,890,703
"Z" Series, 2007- 72, 5.5%, 9/20/2035	1,716,124	1,555,674
Total Collateralized Mortgage Obligations (Cost $14,879,353)		15,272,234

Senior Loans** 0.3%
Advanced Medical Optics, Inc, Term Loan B, LIBOR plus 1.75%, 5.974%, 4/2/2014	15,700	14,792
Aleris International, Inc., Term Loan B, LIBOR plus 2.375%, 6.599%, 12/14/2013	59,849	54,402
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 7.474%, 4/11/2015	10,000	9,975
Term Loan B, LIBOR plus 3.25%, 7.474%, 4/11/2015	44,000	43,860
Buffets, Inc.:
Letter of Credit, 7.7%, 5/1/2013	23,489	19,519
Term Loan B, 7.74%, 1/13/2011	206,092	171,263
Dollar General Corp., Term Loan B1, LIBOR plus 2.75%, 6.974%, 7/6/2014	25,000	23,017
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 7.724%, 10/10/2014	250,000	245,694
Term Loan B3, LIBOR plus 3.5%, 7.724%, 10/10/2014	165,000	162,629
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 6.974%, 9/17/2014	84,400	80,214
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.474%, 9/16/2013	14,887	13,597
Golden Nugget, 8.22%, 6/16/2014	35,000	31,850
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 6.224%, 3/26/2014	1,959	1,881
Term Loan, LIBOR plus 2.0%, 6.224%, 3/26/2014	22,983	21,879
HCA, Inc., Term Loan A1, 6.83%, 11/18/2012	89,675	85,304
IASIS Healthcare LLC, 10.315%, 6/15/2014	73,804	69,561
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 6.474%, 5/7/2013	14,775	13,944
	Principal Amount ($)(a)	Value ($)

Longview Power LLC:
Demand Draw, 7.125%, 4/1/2014	17,448	16,902
Term Loan B, 7.25%, 4/1/2014	25,000	24,229
Letter of Credit, 7.125%, 4/1/2014	13,333	12,919
Rail America, Inc., 7.81%, 10/2/2008	45,000	44,213
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 6.474%, 9/30/2014	23,027	20,985
Symbion, Inc.:
Term Loan A, 8.21%, 8/23/2013	34,912	33,953
Term Loan B, 8.21%, 8/23/2014	34,912	33,821
Telesat Canada, Inc.:
Term Loan, LIBOR plus 3.0%, 7.224%, 10/31/2014	61,102	61,289
8.09%, 9/1/2014	13,780	13,477
9.0%, 10/31/2008	225,000	216,563
Tribune Co., Term Loan B, 8.243%, 5/24/2014	49,538	42,676
Total Senior Loans (Cost $1,642,039)		1,584,408

Government & Agency Obligations 5.3%
US Government Sponsored Agencies 1.4%
Federal Home Loan Bank, 4.375%, 10/22/2010	1,000,000	1,020,026
Federal Home Loan Mortgage Corp., 5.5%, 8/20/2012	2,000,000	2,131,926
Federal National Mortgage Association, 4.875%, 5/15/2012	4,000,000	4,156,100
		7,308,052
US Treasury Obligations 3.9%
US Treasury Bills:
3.7%***,1/17/2008 (e)	1,539,000	1,537,308
2.42%***, 1/17/2008 (e)	214,000	213,770
2.201%***, 1/17/2008 (e)	5,000	4,995
2.1%***,1/17/2008 (e)	69,000	68,936
2.358%***, 1/17/2008 (e)	1,000	999
2.47%***, 1/17/2008 (e)	756,000	755,170
2.54%***, 1/17/2008 (e)	94,000	93,894
2.7%***, 1/17/2008 (e)	6,000	5,993
2.2%***, 1/17/2008 (e)	4,591,000	4,586,511
US Treasury Bonds:
5.0%, 5/15/2037 (c)	3,500,000	3,814,727
4.5%, 5/15/2017	1,000,000	1,036,484
US Treasury Notes:
4.0%, 9/30/2009 (c)	4,000,000	4,063,752
4.625%, 7/31/2012	1,000,000	1,050,000
4.25%, 9/30/2012 (c)	3,500,000	3,622,773
		20,855,312
Total Government & Agency Obligations (Cost $27,876,075)		28,163,364
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	170,000	143,534
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	270,000	148,500
Total Other Investments (Cost $339,117)		292,034
	Shares	Value ($)

Closed End Investment Company 0.0%
Apollo Investment Corp. (Cost $166,126)	8,117	138,395

Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 5.03% (f) (g) (Cost $12,596,375)	12,596,375	12,596,375
	Shares	Value ($)

Cash Equivalents 4.9%
Cash Management QP Trust, 4.67% (f) (Cost $26,470,821)	26,470,821	26,470,821
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $493,877,931)+	101.6	543,639,927
Other Assets and Liabilities, Net	(1.6)	(8,419,504)
Net Assets	100.0	535,220,423
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	142,500
Radnor Holdings Corp.	11.0%	3/15/2010	40,000	USD	27,743	300
					217,899	142,800
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $496,337,428. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $47,302,499. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $63,067,617 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,765,118.
(a) Principal amount is stated in US dollars unless otherwise noted.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $12,308,657 which is 2.3% of net assets.
(d) Security has a deferred interest payment of $15,343 from April 1, 2006.
(e) At December 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Earned income by the Portfolio is net of borrower rebates.
(h) Security issued in lieu of interest payment due 12/15/07, which has been deferred until 3/15/08. This security is deemed to be non-income producing.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten van Aandelen

GDR: Global Depositary Receipt

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgage or mortgage-backed securities.

REIT: Real Estate Investment Trust

At December 31, 2007, the Portfolio had unfunded loan commitments of $24,457 which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	9,975	9,975	—
Longview Power LLC, Term Delay Draw, 4/1/2014	9,286	8,931	(355)
Telesat Canada, Inc., Term Delay Draw 9/1/2014	5,196	5,006	(190)
Total	24,457	23,912	(545)

At December 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	3/19/2008	375	43,691,904	43,664,826	(27,078)
10 Year US Treasury Note	3/19/2008	115	13,004,209	13,039,922	35,713
DAX Index	3/20/2008	3	872,911	893,075	20,164
DJ Euro Stoxx 50 Index	3/20/2008	8	510,812	518,735	7,923
EOE Dutch Stock Index	1/18/2008	66	9,783,926	9,976,651	192,725
Hang Seng Stock Index	1/30/2008	56	9,903,505	10,022,315	118,810
Nikkei 225 CME Index	3/13/2008	1	75,954	76,025	71
Russell 2000 Index	3/19/2008	1	385,454	386,100	646
S&P 500 Index	3/19/2008	21	7,747,040	7,755,300	8,260
S&P/MIB Index	3/20/2008	9	2,548,540	2,560,766	12,226
SPI 200 Equity Index	3/20/2008	1	137,190	139,347	2,157
30 Year US Treasury Bond	3/19/2008	60	6,995,987	6,982,500	(13,487)
United Kingdom Treasury Bond	3/27/2008	170	36,887,260	37,302,060	414,800
Total net unrealized appreciation					772,930

At December 31, 2007, the open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Federal Republic of Germany Bond	3/6/2008	186	30,854,555	30,759,287	95,268
2 Year US Treasury Note	3/31/2008	82	17,195,407	17,240,500	(45,093)
10 Year Australian Bond	3/17/2008	309	26,565,946	26,505,161	60,785
FTSE 100 Index	3/20/2008	46	5,784,199	5,910,690	(126,491)
2 Year Federal Republic of Germany Bond	3/6/2008	559	84,528,484	84,470,606	57,878
IBEX 35 Index	1/18/2008	3	669,629	662,769	6,860
10 Year Japan Government Bond	3/11/2008	2	2,448,144	2,449,268	(1,124)
Russell E Mini 2000 Index	3/20/2008	9	682,267	694,980	(12,713)
S&P/TSE 60 Index	3/19/2008	20	3,191,904	3,297,026	(105,122)
SPI 200 Equity Index	3/20/2008	22	3,011,919	3,065,625	(53,706)
TOPIX Index	3/14/2008	21	2,759,166	2,763,282	(4,116)
Total net unrealized depreciation					(127,574)

At December 31, 2007, open credit default swap contracts sold were as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Received by the Portfolio	Underlying Debt Obligation	Unrealized (Depreciation) ($)
12/15/2007 12/20/2008	70,000[1]	Fixed — 2.9%	Tenet Healthcare Corp. 7.375%, 2/1/2013	(357)
10/3/2007 12/20/2008	75,000[2]	Fixed — 3.2%	General Motors Corp. 7.125%, 7/15/2013	(376)
10/4/2007 12/20/2008	80,000[3]	Fixed — 2.6%	General Motors Corp. 7.125%, 7/15/2013	(985)
10/20/2007 12/20/2008	150,000[1]	Fixed — 3.06%	General Motors Corp. 7.125%, 7/15/2013	(1,189)
10/9/2007 12/20/2008	75,000[4]	Fixed — 3.1%	Ford Motor Co. 6.5%, 8/1/2018	(345)
10/5/2007 12/20/2008	45,000[2]	Fixed — 3.15%	Ford Motor Co. 6.5%, 8/1/2018	(185)
10/20/2007 12/20/2008	150,000[1]	Fixed — 3.05%	Ford Motor Co. 6.5%, 8/1/2018	(943)
12/13/2007 12/20/2009	25,000[5]	Fixed — 5.05%	Ford Motor Co. 6.5%, 8/1/2018	(408)
10/23/2007 12/20/2008	85,000[6]	Fixed — 4.65%	Ford Motor Co. 6.5%, 8/1/2018	(1,030)
Total unrealized depreciation				(5,818)
Counterparties:
[1] Lehman Brothers, Inc.
[2] JP Morgan Chase Securities, Inc.
[3] Citigroup Global Markets Inc.
[4] Goldman Sachs & Co.
[5] Merrill Lynch, Pierce, Fenner & Smith, Inc.
[6] Morgan Stanley Co., Inc.

At December 31, 2007 the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	253,000	USD	376,140	1/3/2008	6,220
USD	295,030	EUR	205,400	1/3/2008	5,292
SEK	4,971,000	USD	777,119	3/19/2008	7,607
USD	13,477,968	AUD	15,726,000	3/19/2008	261,620
USD	473,788	CAD	479,000	3/19/2008	11,872
USD	7,439,052	EUR	5,164,000	3/19/2008	116,507
USD	608,544	NOK	3,319,000	3/19/2008	1,341
USD	7,732,510	NOK	43,217,000	3/19/2008	208,866
USD	2,359,500	NZD	3,146,000	3/19/2008	39,286
USD	3,121,032	SGD	4,474,000	3/19/2008	2,887
USD	10,183,884	SGD	14,787,000	3/19/2008	140,971
Total unrealized appreciation					802,469
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
JPY	2,100,000	USD	18,579	1/4/2008	(227)
EUR	91,475	USD	133,500	2/4/2008	(320)
CAD	3,682,000	USD	3,664,046	3/19/2008	(69,148)
CHF	4,010,000	USD	3,556,541	3/19/2008	(1,533)
CHF	18,127,000	USD	15,786,357	3/19/2008	(297,733)
JPY	278,715,000	USD	2,515,819	3/19/2008	(645)
JPY	1,901,252,000	USD	16,980,922	3/19/2008	(185,116)
SEK	13,434,000	USD	2,044,407	3/19/2008	(35,182)
USD	935,530	AUD	1,060,000	3/19/2008	(9,422)
USD	2,716,181	EUR	1,849,000	3/19/2008	(10,870)
USD	2,436,566	GBP	1,194,000	3/19/2008	(64,895)
USD	7,192,000	GBP	3,596,000	3/19/2008	(49,179)
Total unrealized depreciation					(724,270)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $454,810,735) — including $12,308,657 of securities loaned	$ 504,572,731
Investment in Daily Assets Fund Institutional (cost $12,596,375)*	12,596,375
Investment in Cash Management QP Trust (cost $26,470,821)	26,470,821
Total investments, at value (cost $493,877,931)	543,639,927
Cash	799,601
Foreign currency, at value (cost $7,567,944)	7,558,123
Receivable for investments sold	1,986,490
Dividends receivable	307,048
Interest receivable	1,496,730
Unrealized appreciation on forward foreign currency exchange contracts	802,469
Foreign taxes recoverable	11,087
Receivable for Portfolio shares sold	17,024
Receivable for variation margin on open futures contracts	477,427
Net receivable on closed forward foreign currency exchange contracts	12,449
Due from Advisor	2,661
Other assets	12,526
Total assets	557,123,562
Liabilities
Payable upon return of securities loaned	12,596,375
Payable for investments purchased	7,397,705
Payable for Portfolio shares redeemed	664,574
Unrealized depreciation on forward foreign currency exchange contracts	724,270
Unrealized depreciation on unfunded loan commitments	545
Unrealized depreciation on credit default swap contracts	5,818
Accrued management fee	192,823
Other accrued expenses and payables	321,029
Total liabilities	21,903,139
Net assets, at value	$ 535,220,423
Net Assets Consist of
Undistributed net investment income	17,895,386
Net unrealized appreciation (depreciation) on: Investments	49,761,996
Futures	645,356
Credit default swaps	(5,818)
Unfunded loan commitments	(545)
Foreign currency	106,861
Accumulated net realized gain (loss)	(5,420,370)
Paid-in capital	472,237,557
Net assets, at value	$ 535,220,423
Class A Net Asset Value, offering and redemption price per share ($527,938,536 ÷ 21,278,440 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.81
Class B Net Asset Value, offering and redemption price per share ($7,281,887 ÷ 293,818 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.78
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $13,679)	$ 5,988,371
Interest (net of foreign taxes withheld of $4,067)	13,748,757
Interest — Cash Management QP Trust	696,014
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	108,160
Total Income	20,541,302
Expenses: Management fee	2,666,534
Custodian fee	70,316
Services to shareholders	1,280
Distribution service fee (Class B)	38,042
Record keeping fees (Class B)	18,909
Professional fees	80,187
Trustees' fees and expenses	25,411
Reports to shareholders	174,441
Other	4,499
Total expenses before expense reductions	3,079,619
Expense reductions	(41,593)
Total expenses after expense reductions	3,038,026
Net investment income (loss)	17,503,276
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	50,500,543
Futures	1,121,607
Written options	(8,062)
Credit default swaps	(545,020)
Foreign currency	347,020
Payments by affiliates (see Note I)	11,348
51,427,436
Change in net unrealized appreciation (depreciation) on: Investments	(40,481,165)
Futures	625,903
Credit default swaps	(28,893)
Unfunded loan commitments	(545)
Foreign currency	(29,599)
(39,914,299)
Net gain (loss)	11,513,137
Net increase (decrease) in net assets resulting from operations	$ 29,016,413

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006

Operations: Net investment income (loss)	$ 17,503,276	$ 19,398,498
Net realized gain (loss)	51,427,436	27,673,450
Change in net unrealized appreciation (depreciation)	(39,914,299)	16,069,946
Net increase (decrease) in net assets resulting from operations	29,016,413	63,141,894
Distributions to shareholders from: Net investment income: Class A	(18,973,533)	(15,934,054)
Class B	(849,365)	(705,320)
Total distributions	(19,822,898)	(16,639,374)
Portfolio share transactions: Class A Proceeds from shares sold	13,218,397	7,544,406
Reinvestment of distributions	18,973,533	15,934,054
Cost of shares redeemed	(113,345,811)	(120,785,402)
Net increase (decrease) in net assets from Class A share transactions	(81,153,881)	(97,306,942)
Class B Proceeds from shares sold	575,499	1,059,376
Reinvestment of distributions	849,365	705,320
Cost of shares redeemed	(25,041,162)	(7,245,826)
Net increase (decrease) in net assets from Class B share transactions	(23,616,298)	(5,481,130)
Increase (decrease) in net assets	(95,576,664)	(56,285,552)
Net assets at beginning of period	630,797,087	687,082,639
Net assets at end of period (including undistributed net investment income of $17,895,386 and $19,394,367, respectively)	$ 535,220,423	$ 630,797,087
Other Information
Class A Shares outstanding at beginning of period	24,544,133	28,729,438
Shares sold	536,248	324,532
Shares issued to shareholders in reinvestment of distributions	792,545	696,418
Shares redeemed	(4,594,486)	(5,206,255)
Net increase (decrease) in Class A shares	(3,265,693)	(4,185,305)
Shares outstanding at end of period	21,278,440	24,544,133
Class B Shares outstanding at beginning of period	1,244,941	1,479,683
Shares sold	23,371	45,760
Shares issued to shareholders in reinvestment of distributions	35,405	30,773
Shares redeemed	(1,009,899)	(311,275)
Net increase (decrease) in Class B shares	(951,123)	(234,742)
Shares outstanding at end of period	293,818	1,244,941

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.46	$ 22.75	$ 22.37	$ 21.32	$ 18.66
Income (loss) from investment operations: Net investment income[a]	.74	.69[d]	.59	.47	.37
Net realized and unrealized gain (loss)	.42	1.60	.34	.93	2.90
Total from investment operations	1.16	2.29	.93	1.40	3.27
Less distributions from: Net investment income	(.81)	(.58)	(.55)	(.35)	(.61)
Net asset value, end of period	$ 24.81	$ 24.46	$ 22.75	$ 22.37	$ 21.32
Total Return (%)	4.84[b]	10.24[b,d]	4.30[b]	6.64	18.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	528	600	653	622	667
Ratio of expenses before expense reductions (%)	.52	.55	.55	.59	.59
Ratio of expenses after expense reductions (%)	.51	.51	.53	.59	.59
Ratio of net investment income (%)	3.00	2.99[d]	2.66	2.18	1.88
Portfolio turnover rate (%)	190[c]	108	121[c]	131[c]	102[c]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 199%, 122%, 140% and 108% for the years ended December 31, 2007, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.43	$ 22.72	$ 22.33	$ 21.28	$ 18.64
Income (loss) from investment operations: Net investment income[a]	.65	.60[d]	.51	.39	.28
Net realized and unrealized gain (loss)	.41	1.60	.35	.92	2.92
Total from investment operations	1.06	2.20	.86	1.31	3.20
Less distributions from: Net investment income	(.71)	(.49)	(.47)	(.26)	(.56)
Net asset value, end of period	$ 24.78	$ 24.43	$ 22.72	$ 22.33	$ 21.28
Total Return (%)	4.43[b]	9.82[b,d]	3.90[b]	6.26	17.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	30	34	33	21
Ratio of expenses before expense reductions (%)	.89	.93	.95	.97	.99
Ratio of expenses after expense reductions (%)	.88	.89	.91	.97	.99
Ratio of net investment income (%)	2.63	2.61[d]	2.28	1.80	1.48
Portfolio turnover rate (%)	190[c]	108	121[c]	131[c]	102[c]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 199%, 122%, 140% and 108% for the years ended December 31, 2007, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Performance Summary December 31, 2007

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .70% and 1.08% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,350	$13,174	$19,452	$16,759
	Average annual total return	3.50%	9.62%	14.23%	5.30%
Russell 1000 Index	Growth of $10,000	$10,577	$12,978	$18,780	$18,243
	Average annual total return	5.77%	9.08%	13.43%	6.20%
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,315	$13,032	$19,089	$17,362
	Average annual total return	3.15%	9.23%	13.80%	10.55%
Russell 1000 Index	Growth of $10,000	$10,577	$12,978	$18,780	$16,877
	Average annual total return	5.77%	9.08%	13.43%	9.98%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

The accompanying notes are an integral part of the financial statements.

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 978.60	$ 976.60
Expenses Paid per $1,000*	$ 3.59	$ 5.73
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.58	$ 1,019.41
Expenses Paid per $1,000*	$ 3.67	$ 5.85
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.72%	1.15%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

The accompanying notes are an integral part of the financial statements.

Management Summary December 31, 2007

DWS Blue Chip VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July before drifting lower in the late summer. A rally in September was sparked in part by the first of the US Federal Reserve Board's (the Fed's) three interest rate reductions. Volatility increased in the fourth quarter, as markets responded to further bad news about the potential impact of the subprime mortgage crisis.

For the full year, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14%. Growth stocks, as measured by the Russell 1000® Growth Index, performed significantly better than value stocks, as measured by the Russell 1000® Value Index. With a return of 3.50% (Class A shares, unadjusted for contract charges), the Portfolio underperformed its benchmark, the Russell 1000® Index, which posted a return of 5.77%.

Positioning in the materials and banks sectors made a positive contribution to performance relative to the benchmark. Major detractors were stock selection in transportation, technology hardware & equipment, and consumer durables & apparel.

In materials, which posted the highest return of the 10 sectors in the Russell 1000 Index, holdings that were especially strong were Lyondell Chemical Co.*, which has significant involvement in energy; Southern Copper Co.*; and Celanese Corp. In the financials sector, the Portfolio's performance benefited from not owning many of the worst-performing stocks, particularly those with significant involvement in mortgage lending. Also positive was a position in pharmaceutical Schering-Plough Corp.

In the transportation sector, performance was hurt by positions in several airlines including AMR Corp. and Continental Airlines, Inc. In technology hardware & equipment, the major detractor was printer manufacturer Lexmark International, Inc. Concern about consumer spending led to poor performance of many stocks in the consumer durables & apparel sector; positions that detracted from performance include home builders NVR, Inc. and Centex Corp.* and apparel/accessories marketers Polo Ralph Lauren Corp. and Coach, Inc.*

Robert Wang, Jin Chen, CFA and Julie Abbett
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* As of December 31, 2007, the positions were not held.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Information Technology	15%	13%
Financials	15%	20%
Health Care	14%	13%
Energy	14%	10%
Industrials	13%	11%
Consumer Discretionary	11%	14%
Consumer Staples	9%	7%
Telecommunication Services	4%	5%
Materials	3%	4%
Utilities	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 43. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 10.5%
Auto Components 0.9%
American Axle & Manufacturing Holdings, Inc.	2,000	37,240
Autoliv, Inc.	11,100	585,081
Johnson Controls, Inc.	26,700	962,268
Lear Corp.*	21,000	580,860
		2,165,449
Hotels Restaurants & Leisure 2.1%
Darden Restaurants, Inc.	20,100	556,971
McDonald's Corp.	51,600	3,039,756
Yum! Brands, Inc.	43,200	1,653,264
		5,249,991
Household Durables 0.5%
NVR, Inc.*	2,400	1,257,600
Leisure Equipment & Products 0.2%
Hasbro, Inc.	17,600	450,208
Polaris Industries, Inc. (a)	3,400	162,418
		612,626
Media 2.0%
Comcast Corp. "A"*	46,200	843,612
McGraw-Hill Companies, Inc.	17,500	766,675
The DIRECTV Group, Inc.*	149,500	3,456,440
		5,066,727
Multiline Retail 1.3%
Big Lots, Inc.*	69,900	1,117,701
Dollar Tree Stores, Inc.*	33,800	876,096
Family Dollar Stores, Inc.	67,700	1,301,871
		3,295,668
Specialty Retail 2.8%
AutoZone, Inc.*	19,500	2,338,245
Best Buy Co., Inc.	3,100	163,215
Dick's Sporting Goods, Inc.*	49,400	1,371,344
RadioShack Corp.	93,300	1,573,038
The Men's Wearhouse, Inc.	6,700	180,766
The Sherwin-Williams Co.	13,600	789,344
TJX Companies, Inc.	21,300	611,949
		7,027,901
Textiles, Apparel & Luxury Goods 0.7%
Polo Ralph Lauren Corp.	30,600	1,890,774
Consumer Staples 8.9%
Beverages 2.5%
Anheuser-Busch Companies, Inc.	14,900	779,866
Coca-Cola Enterprises, Inc.	54,600	1,421,238
Diageo PLC (ADR)	800	68,664
Pepsi Bottling Group, Inc.	20,400	804,984
PepsiCo, Inc.	42,800	3,248,520
		6,323,272
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	23,500	1,639,360
Kroger Co.	102,000	2,724,420
SUPERVALU, Inc.	2,300	86,296
Sysco Corp.	20,600	642,926
		5,093,002
	Shares	Value ($)

Food Products 0.3%
Fresh Del Monte Produce, Inc.*	7,200	241,776
Kellogg Co.	2,700	141,561
The J.M. Smucker Co.	1,400	72,016
Wm. Wrigley Jr. Co.	4,000	234,200
		689,553
Household Products 2.1%
Colgate-Palmolive Co.	43,500	3,391,260
Kimberly-Clark Corp.	17,900	1,241,186
Procter & Gamble Co.	8,500	624,070
		5,256,516
Personal Products 0.1%
Herbalife Ltd.	8,000	322,240
Tobacco 1.9%
Altria Group, Inc.	40,700	3,076,106
Loews Corp. — Carolina Group	21,900	1,868,070
		4,944,176
Energy 13.1%
Energy Equipment & Services 4.7%
ENSCO International, Inc.	29,700	1,770,714
Global Industries Ltd.*	47,100	1,008,882
Helmerich & Payne, Inc.	5,100	204,357
National-Oilwell Varco, Inc.*	1,600	117,536
Noble Corp.	53,000	2,995,030
Schlumberger Ltd.	5,600	550,872
Tidewater, Inc.	7,000	384,020
Transocean, Inc.*	34,606	4,953,849
		11,985,260
Oil, Gas & Consumable Fuels 8.4%
Chevron Corp.	60,900	5,683,797
ExxonMobil Corp.	27,840	2,608,330
Frontier Oil Corp.	35,800	1,452,764
Hess Corp.	32,700	3,298,122
Petroleo Brasileiro SA (ADR) (Preferred)	26,300	2,530,586
Royal Dutch Shell PLC "A" (ADR)	31,300	2,635,460
Sunoco, Inc.	3,900	282,516
Tesoro Corp.	47,800	2,280,060
Western Refining, Inc.	7,200	174,312
Williams Companies, Inc.	8,300	296,974
		21,242,921
Financials 14.7%
Capital Markets 4.2%
Lazard Ltd. "A"	2,000	81,360
Morgan Stanley	91,600	4,864,876
The Goldman Sachs Group, Inc.	26,300	5,655,815
		10,602,051
Commercial Banks 0.6%
PNC Financial Services Group, Inc.	17,900	1,175,135
US Bancorp.	10,700	339,618
		1,514,753
Diversified Financial Services 3.7%
Bank of America Corp.	87,500	3,610,250
Citigroup, Inc.	89,200	2,626,048
JPMorgan Chase & Co.	73,600	3,212,640
		9,448,938
	Shares	Value ($)

Insurance 5.7%
ACE Ltd.	31,900	1,970,782
Berkshire Hathaway, Inc. "B"*	400	1,894,400
China Life Insurance Co., Ltd. "H" (ADR)	9,500	726,750
Endurance Specialty Holdings Ltd.	3,100	129,363
Hartford Financial Services Group, Inc.	21,600	1,883,304
MetLife, Inc.	60,200	3,709,524
PartnerRe Ltd.	3,500	288,855
The Travelers Companies, Inc.	13,000	699,400
W.R. Berkley Corp.	11,300	336,853
XL Capital Ltd. "A"	55,200	2,777,112
		14,416,343
Real Estate Investment Trusts 0.3%
ProLogis (REIT)	9,200	583,096
Vornado Realty Trust (REIT)	1,700	149,515
		732,611
Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	5,700	405,612
Health Care 13.8%
Biotechnology 2.0%
Amgen, Inc.*	23,000	1,068,120
Gilead Sciences, Inc.*	84,900	3,906,249
Onyx Pharmaceuticals, Inc.*	3,800	211,356
		5,185,725
Health Care Equipment & Supplies 1.2%
Baxter International, Inc.	9,100	528,255
Becton, Dickinson & Co.	17,100	1,429,218
Kinetic Concepts, Inc.*	19,400	1,039,064
		2,996,537
Health Care Providers & Services 5.2%
Aetna, Inc.	67,100	3,873,683
Coventry Health Care, Inc.*	18,800	1,113,900
Health Net, Inc.*	31,200	1,506,960
Humana, Inc.*	45,500	3,426,605
McKesson Corp.	8,400	550,284
Medco Health Solutions, Inc.*	27,200	2,758,080
		13,229,512
Life Sciences Tools & Services 0.6%
Invitrogen Corp.*	15,300	1,429,173
Pharmaceuticals 4.8%
Bristol-Myers Squibb Co.	144,200	3,824,184
Eli Lilly & Co.	25,800	1,377,462
Endo Pharmaceuticals Holdings, Inc.*	11,600	309,372
Merck & Co., Inc.	33,000	1,917,630
Pfizer, Inc.	31,200	709,176
Schering-Plough Corp.	97,500	2,597,400
Sepracor, Inc.*	56,200	1,475,250
		12,210,474
Industrials 12.5%
Aerospace & Defense 6.2%
Boeing Co.	52,500	4,591,650
General Dynamics Corp.	6,300	560,637
Goodrich Corp.	5,200	367,172
Honeywell International, Inc.	72,200	4,445,354
Lockheed Martin Corp.	41,900	4,410,394
Northrop Grumman Corp.	15,600	1,226,784
		15,601,991
	Shares	Value ($)

Airlines 1.4%
AMR Corp.*	118,600	1,663,958
Continental Airlines, Inc. "B"*	62,200	1,383,950
Delta Air Lines, Inc.*	16,100	239,729
US Airways Group, Inc.*	26,000	382,460
		3,670,097
Commercial Services & Supplies 0.4%
Allied Waste Industries, Inc.*	48,500	534,470
Dun & Bradstreet Corp.	3,000	265,890
The Brink's Co.	1,500	89,610
		889,970
Construction & Engineering 1.3%
Fluor Corp.	19,100	2,783,252
Shaw Group, Inc.*	6,900	417,036
		3,200,288
Electrical Equipment 0.3%
Belden, Inc.	7,000	311,500
Emerson Electric Co.	9,700	549,602
		861,102
Industrial Conglomerates 0.8%
General Electric Co.	51,800	1,920,226
Teleflex, Inc.	2,200	138,622
		2,058,848
Machinery 1.6%
AGCO Corp.*	8,600	584,628
Caterpillar, Inc.	23,400	1,697,904
PACCAR, Inc.	24,950	1,359,276
Parker Hannifin Corp.	6,100	459,391
		4,101,199
Road & Rail 0.5%
Ryder System, Inc.	24,700	1,161,147
Information Technology 15.0%
Communications Equipment 0.6%
Cisco Systems, Inc.*	7,100	192,197
Nokia Oyj (ADR)	33,400	1,282,226
		1,474,423
Computers & Peripherals 4.8%
Apple, Inc.*	20,400	4,040,832
Hewlett-Packard Co.	26,700	1,347,816
International Business Machines Corp.	54,400	5,880,640
Lexmark International, Inc. "A"*	23,600	822,696
QLogic Corp.*	6,900	97,980
		12,189,964
Electronic Equipment & Instruments 0.8%
Arrow Electronics, Inc.*	8,600	337,808
AU Optronics Corp. (ADR) (a)	50,900	977,280
Avnet, Inc.*	12,100	423,137
LG.Philips LCD Co., Ltd. (ADR)* (a)	10,200	264,996
		2,003,221
Internet Software & Services 1.2%
eBay, Inc.*	21,200	703,628
Google, Inc. "A"*	3,400	2,351,032
		3,054,660
IT Services 2.2%
Accenture Ltd. "A"	102,400	3,689,472
Computer Sciences Corp.*	29,700	1,469,259
MasterCard, Inc. "A"	2,100	451,920
		5,610,651
	Shares	Value ($)

Office Electronics 0.1%
Canon, Inc. (ADR)	3,100	142,073
Semiconductors & Semiconductor Equipment 1.9%
Amkor Technology, Inc.*	20,200	172,306
Applied Materials, Inc.	146,900	2,608,944
MEMC Electronic Materials, Inc.*	22,300	1,973,327
Teradyne, Inc.*	3,400	35,156
		4,789,733
Software 3.4%
Compuware Corp.*	7,400	65,712
Microsoft Corp.	220,600	7,853,360
Symantec Corp.*	43,500	702,090
		8,621,162
Materials 2.7%
Chemicals 2.4%
Celanese Corp. "A"	30,200	1,278,064
CF Industries Holdings, Inc.	16,700	1,838,002
Eastman Chemical Co.	7,900	482,611
Terra Industries, Inc.*	50,300	2,402,328
		6,001,005
Containers & Packaging 0.2%
Packaging Corp. of America	14,800	417,360
Metals & Mining 0.1%
Allegheny Technologies, Inc.	3,600	311,040
Telecommunication Services 4.1%
Diversified Telecommunication Services 4.0%
AT&T, Inc.	38,500	1,600,060
CenturyTel, Inc.	17,500	725,550
Embarq Corp.	39,300	1,946,529
Telus Corp.	1,400	70,131
Verizon Communications, Inc.	117,300	5,124,837
Windstream Corp.	53,900	701,778
		10,168,885
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	3,700	231,620
	Shares	Value ($)

Utilities 1.6%
Electric Utilities 0.6%
American Electric Power Co., Inc.	9,400	437,664
Edison International	11,900	635,103
FirstEnergy Corp.	5,800	419,571
		1,492,338
Gas Utilities 0.0%
Energen Corp.	1,200	77,076
Independent Power Producers & Energy Traders 0.2%
Constellation Energy Group	5,000	512,650
Multi-Utilities 0.8%
Sempra Energy	31,500	1,949,221
Total Common Stocks (Cost $230,671,239)		245,187,129
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.3%
US Treasury Bill, 3.7%**, 1/17/2008 (b) (Cost $768,734)	770,000	769,154
	Shares	Value ($)

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 5.03% (c) (d) (Cost $788,711)	788,711	788,711

Cash Equivalents 2.9%
Cash Management QP Trust, 4.67% (c) (Cost $7,202,343)	7,202,343	7,202,343
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $239,431,027)+	100.4	253,947,337
Other Assets and Liabilities, Net	(0.4)	(890,573)
Net Assets	100.0	253,056,764
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $241,305,564. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $12,641,773. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,192,713 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,550,940.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $766,594 which is 0.3% of net assets.
(b) At December 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/19/2008	21	7,771,123	7,755,300	(15,823)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $231,439,973 — including $766,594 of securities loaned)	$ 245,956,283
Investment in Daily Assets Fund Institutional (cost $788,711)*	788,711
Investment in Cash Management QP Trust (cost $7,202,343)	7,202,343
Total investments, at value (cost $239,431,027)	253,947,337
Dividends receivable	232,399
Interest receivable	28,024
Receivable for Portfolio shares sold	31,582
Other assets	6,403
Total assets	254,245,745
Liabilities
Payable for Portfolio shares redeemed	98,862
Payable upon return of securities loaned	788,711
Payable for daily variation margin on open futures contracts	43,575
Accrued management fee	141,941
Other accrued expenses and payables	115,892
Total liabilities	1,188,981
Net assets, at value	$ 253,056,764
Net Assets Consist of
Undistributed net investment income	3,469,179
Net unrealized appreciation (depreciation) on: Investments	14,516,310
Futures	(15,823)
Foreign currency	12
Accumulated net realized gain (loss)	32,009,773
Paid-in capital	203,077,313
Net assets, at value	$ 253,056,764
Class A Net Asset Value, offering and redemption price per share ($242,018,245 ÷ 16,515,920 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.65
Class B Net Asset Value, offering and redemption price per share ($11,038,519 ÷ 755,480 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.61
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,609)	$ 5,315,097
Interest	35,512
Interest — Cash Management QP Trust	377,953
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	37,301
Total Income	5,765,863
Expenses: Management fee	2,018,922
Custodian fee	30,100
Distribution service fee (Class B)	58,995
Record keeping fees (Class B)	31,007
Services to shareholders	536
Professional fees	67,754
Trustees' fees and expenses	35,505
Reports to shareholders	46,441
Other	18,152
Total expenses before expense reductions	2,307,412
Expense reductions	(5,737)
Total expenses after expense reductions	2,301,675
Net investment income (loss)	3,464,188
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	32,640,003
Futures	415,810
33,055,813
Change in net unrealized appreciation (depreciation) on: Investments	(21,613,432)
Futures	(32,904)
Foreign currency	12
(21,646,324)
Net gain (loss)	11,409,489
Net increase (decrease) in net assets resulting from operations	$ 14,873,677

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 3,464,188	$ 3,670,062
Net realized gain (loss)	33,055,813	40,582,255
Change in net unrealized appreciation (depreciation)	(21,646,324)	5,884,664
Net increase (decrease) in net assets resulting from operations	14,873,677	50,136,981
Distributions to shareholders from: Net investment income: Class A	(3,290,254)	(2,723,182)
Class B	(315,334)	(213,761)
Net realized gain: Class A	(34,899,465)	(15,496,612)
Class B	(5,204,548)	(2,298,427)
Total distributions	(43,709,601)	(20,731,982)
Portfolio share transactions: Class A Proceeds from shares sold	16,482,598	28,436,502
Reinvestment of distributions	38,189,719	18,219,794
Cost of shares redeemed	(100,561,920)	(52,068,358)
Net increase (decrease) in net assets from Class A share transactions	(45,889,603)	(5,412,062)
Class B Proceeds from shares sold	5,401,154	8,559,228
Reinvestment of distributions	5,519,882	2,512,188
Cost of shares redeemed	(42,573,159)	(13,802,899)
Net increase (decrease) in net assets from Class B share transactions	(31,652,123)	(2,731,483)
Increase (decrease) in net assets	(106,377,650)	21,261,454
Net assets at beginning of period	359,434,414	338,172,960
Net assets at end of period (including undistributed net investment income of $3,469,179 and $3,565,164, respectively)	$ 253,056,764	$ 359,434,414
Other Information
Class A Shares outstanding at beginning of period	19,412,716	19,752,422
Shares sold	1,075,933	1,871,977
Shares issued to shareholders in reinvestment of distributions	2,657,601	1,231,899
Shares redeemed	(6,630,330)	(3,443,582)
Net increase (decrease) in Class A shares	(2,896,796)	(339,706)
Shares outstanding at end of period	16,515,920	19,412,716
Class B Shares outstanding at beginning of period	2,824,828	2,986,497
Shares sold	372,774	566,366
Shares issued to shareholders in reinvestment of distributions	384,392	169,857
Shares redeemed	(2,826,514)	(897,892)
Net increase (decrease) in Class B shares	(2,069,348)	(161,669)
Shares outstanding at end of period	755,480	2,824,828

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 16.17	$ 14.88	$ 13.65	$ 11.84	$ 9.37
Income (loss) from investment operations: Net investment income[a]	.17	.17[b]	.14	.13	.08
Net realized and unrealized gain (loss)	.36	2.07	1.22	1.76	2.45
Total from investment operations	.53	2.24	1.36	1.89	2.53
Less distributions from: Net investment income	(.18)	(.14)	(.13)	(.08)	(.06)
Net realized gains	(1.87)	(.81)	—	—	—
Total distributions	(2.05)	(.95)	(.13)	(.08)	(.06)
Net asset value, end of period	$ 14.65	$ 16.17	$ 14.88	$ 13.65	$ 11.84
Total Return (%)	3.50	15.65[b]	10.06	16.04	27.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	242	314	294	283	242
Ratio of expenses (%)	.71	.71	.70	.70	.71
Ratio of net investment income (%)	1.13	1.12[b]	1.00	1.08	.82
Portfolio turnover rate (%)	275	226	288	249	182
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 16.12	$ 14.83	$ 13.60	$ 11.80	$ 9.35
Income (loss) from investment operations: Net investment income[a]	.11	.11[b]	.09	.09	.04
Net realized and unrealized gain (loss)	.36	2.07	1.22	1.74	2.45
Total from investment operations	.47	2.18	1.31	1.83	2.49
Less distributions from: Net investment income	(.11)	(.08)	(.08)	(.03)	(.04)
Net realized gains	(1.87)	(.81)	—	—	—
Total distributions	(1.98)	(.89)	(.08)	(.03)	(.04)
Net asset value, end of period	$ 14.61	$ 16.12	$ 14.83	$ 13.60	$ 11.80
Total Return (%)	3.15	15.19[b]	9.68	15.55	26.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	46	44	37	17
Ratio of expenses (%)	1.09	1.09	1.09	1.08	1.10
Ratio of net investment income (%)	.75	.74[b]	.61	.70	.43
Portfolio turnover rate (%)	275	226	288	249	182
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2007

DWS Conservative Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.79% for Class B shares. The total portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2007 is 1.40% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Conservative Allocation VIP from 8/16/2004 to 12/31/2007
[] DWS Conservative Allocation VIP — Class B [] Lehman Brothers US Aggregate Index [] Russell 1000® Index

The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell® 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Conservative Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,468	$11,889	$12,673
	Average annual total return	4.68%	5.94%	7.28%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,697	$11,431	$11,572
	Average annual total return	6.97%	4.56%	4.48%
Russell 1000 Index	Growth of $10,000	$10,577	$12,978	$14,430
	Average annual total return	5.77%	9.08%	11.63%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Conservative Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on the expense ratios from the Underlying DWS Portfolio's most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,014.60
Expenses Paid per $1,000*	$ 3.55
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.68
Expenses Paid per $1,000*	$ 3.57
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,014.60
Expenses Paid per $1,000**	$ 6.80
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,018.45
Expenses Paid per $1,000**	$ 6.82
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.70%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.64%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.34%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Conservative Allocation VIP

Equity markets were generally strong during the first half of 2007, but down in the last half, particularly in the fourth quarter, when markets responded to further bad news about the potential impact of the subprime mortgage crisis. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14% for the full year 2007. The return of the Lehman Brothers US Aggregate Index, which is considered indicative of broad bond market trends, was 6.97% for the 12-month period.

For the 12 months ended December 31, 2007, the Portfolio's Class B shares (unadjusted for contract charges) had a return of 4.68%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indices that represent each asset class. The Portfolio's return was below that of its bond and equity benchmarks.

The Portfolio's allocation between equity and fixed-income funds remained close to its target of 40% equity and 60% fixed income during 2007, but with equities overweighted throughout the period.1 This overweight was positive for returns in the first half of the year, as equities outperformed fixed income, but was negative during the last half of the year. A change in strategic allocation implemented in July contributed to performance. As an example of this change, an increase in the allocation to international equities, with a corresponding reduction in US equities contributed, since international equities (as measured by the MSCI EAFE® Index) outperformed US equities. Another example was a reduction in the value tilt in both large cap and small cap, as growth stocks performed better than value stocks — also a positive. In the fixed-income portion of the Portfolio, a position in high-yield bonds added to performance in the first half of the year, but detracted in the last half. At mid-year, a reduction in the allocation to high yield, with an increased emphasis on investment-grade bonds, benefited performance.

Tactical asset allocation was marginally negative for performance. A tactical underweight of cash equivalents with a corresponding overweight in investment-grade bonds contributed to performance. On balance, the performance of the underlying funds detracted from returns. Although equity funds in all three categories (large cap, small cap and international) contributed positively, this contribution was offset by fixed-income fund underperformance.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East) Index is composed of approximately 1,100 companies in 21 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Conservative Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/07	12/31/06

Fixed Income — Bond Funds	46%	42%
Equity Funds	43%	42%
Fixed Income — Money Market Fund	11%	16%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 55. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Conservative Allocation VIP

	Shares	Value ($)

Equity Funds 43.1%
DWS Blue Chip VIP "A"	4,182	61,261
DWS Capital Growth VIP "A"	16,819	343,267
DWS Davis Venture Value VIP "A"	73,552	1,073,118
DWS Dreman High Return Equity VIP "A"	3,112	44,819
DWS Dreman Small Mid Cap Value VIP "A"	22,128	445,212
DWS Global Opportunities VIP "A"	2,866	52,397
DWS Global Thematic VIP "A"	8,949	140,235
DWS Growth & Income VIP "A"	106,133	1,147,301
DWS Health Care VIP "A"	18,551	272,331
DWS International Select Equity VIP "A"	762	12,763
DWS International VIP "A"	79,649	1,195,529
DWS Large Cap Value VIP "A"	115,943	2,227,260
DWS Mid Cap Growth VIP "A"	1,111	15,119
DWS RREEF Real Estate Securities VIP "A"	8,318	133,589
DWS Small Cap Growth VIP "A"	16,946	255,383
DWS Technology VIP "A"	23,960	256,612
Total Equity Funds (Cost $7,170,008)		7,676,196
	Shares	Value ($)

Fixed Income — Bond Funds 45.9%
DWS Core Fixed Income VIP "A"	643,826	7,610,029
DWS Government & Agency Securities VIP "A"	442	5,478
DWS High Income VIP "A"	56,561	441,744
DWS Strategic Income VIP "A"	9,638	112,672
Total Fixed Income — Bond Funds (Cost $8,002,218)		8,169,923

Fixed Income — Money Market Fund 11.3%
Cash Management QP Trust (Cost $2,015,811)	2,015,811	2,015,811
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $17,188,037)+	100.3	17,861,930
Other Assets and Liabilities, Net	(0.3)	(60,742)
Net Assets	100.0	17,801,188
+ The cost for federal income tax purposes was $17,212,607. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $649,323. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $740,414 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $91,091.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $15,172,226)	$ 15,846,119
Investment in Cash Management QP Trust (cost $2,015,811)	2,015,811
Total investments, at value (cost $17,188,037)	17,861,930
Interest receivable	13,261
Other assets	1,338
Total assets	17,876,529
Liabilities
Accrued management fee	529
Other accrued expenses and payables	74,812
Total liabilities	75,341
Net assets, at value	$ 17,801,188
Net Assets Consist of:
Undistributed net investment income	1,914,850
Net unrealized appreciation (depreciation) on investments	673,893
Accumulated net realized gain (loss)	3,238,312
Paid-in capital	11,974,133
Net assets, at value	$ 17,801,188
Class B Net Asset Value, offering and redemption price per share ($17,801,188 ÷1,504,098 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 1,541,130
Interest — Cash Management QP Trust	330,108
Total Income	1,871,238
Expenses: Management fee	83,535
Services to shareholders	48
Custodian and accounting fees	47,750
Distribution service fee	139,224
Record keeping fees	74,913
Professional fees	59,166
Trustees' fees and expenses	14,993
Reports to shareholders	5,693
Other	3,161
Total expenses before expense reductions	428,483
Expense reductions	(30,351)
Total expenses after expense reductions	398,132
Net investment income (loss)	1,473,106
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,766,416
Capital gain distributions from Underlying Affiliated Portfolios	1,203,528
3,969,944
Change in net unrealized appreciation (depreciation) on investments	(2,632,084)
Net gain (loss)	1,337,860
Net increase (decrease) in net assets resulting from operations	$ 2,810,966

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 1,473,106	$ 988,935
Net realized gain (loss)	3,969,944	1,638,036
Change in net unrealized appreciation (depreciation)	(2,632,084)	1,998,503
Net increase (decrease) in net assets resulting from operations	2,810,966	4,625,474
Distributions to shareholders from: Net investment income: Class B	(1,186,066)	(596,935)
Net realized gains: Class B	(1,601,633)	(265,258)
Total distributions	(2,787,699)	(862,193)
Portfolio share transactions: Class B Proceeds from shares sold	2,669,740	20,047,242
Net assets acquired in tax-free reorganization	—	13,389,187
Reinvestment of distributions	2,787,699	862,193
Cost of shares redeemed	(47,127,563)	(24,685,440)
Net increase (decrease) in net assets from Class B share transactions	(41,670,124)	9,613,182
Increase (decrease) in net assets	(41,646,857)	13,376,463
Net assets at beginning of period	59,448,045	46,071,582
Net assets at end of period (including undistributed net investment income of $1,914,850 and $1,167,917, respectively)	$ 17,801,188	$ 59,448,045
Other Information
Class B Shares outstanding at beginning of period	5,014,229	4,149,791
Shares sold	226,057	1,769,912
Shares issued in tax-free reorganization	—	1,177,592
Shares issued to shareholders in reinvestment of distributions	243,893	77,188
Shares redeemed	(3,980,081)	(2,160,254)
Net increase (decrease) in Class B shares	(3,510,131)	864,438
Shares outstanding at end of period	1,504,098	5,014,229

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.86	$ 11.10	$ 10.66	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.31	.22	.19	(.03)
Net realized and unrealized gain (loss)	.23	.74	.28	.69
Total from investment operations	.54	.96	.47	.66
Less distributions from: Net investment income	(.24)	(.14)	—	—
Net realized gain	(.32)	(.06)	(.03)	—
Total distributions	(.56)	(.20)	(.03)	—
Net asset value, end of period	$ 11.84	$ 11.86	$ 11.10	$ 10.66
Total Return (%)[c,d]	4.68	8.81	4.38	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	59	46	14
Ratio of expenses before expense reductions (%)[e]	.77	.79	.94	2.96*
Ratio of expenses after expense reductions (%)[e]	.71	.74	.75	.75*
Ratio of net investment income (loss) (%)	2.65	1.90	1.73	(.67)*
Portfolio turnover rate (%)	32	31	27	18
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Performance Summary December 31, 2007

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .67% and 1.06% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. In the recent market environment, mortgage-backed securities are experiencing increased volatility. Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

A Treasury's guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Lehman Brothers US Aggregate Index

The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,417	$11,105	$12,203	$16,188
	Average annual total return	4.17%	3.55%	4.06%	4.93%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,697	$11,431	$12,417	$17,864
	Average annual total return	6.97%	4.56%	4.42%	5.97%
DWS Core Fixed Income VIP		1-year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,375	$10,978	$11,972	$12,605
	Average annual total return	3.75%	3.16%	3.67%	4.30%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,697	$11,431	$12,417	$13,190
	Average annual total return	6.97%	4.56%	4.42%	5.16%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,032.30	$ 1,030.60
Expenses Paid per $1,000*	$ 3.33	$ 5.37
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.93	$ 1,019.91
Expenses Paid per $1,000*	$ 3.31	$ 5.35
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.65%	1.05%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Core Fixed Income VIP

The year began with a yield curve that was slightly inverted between two and 30 years, meaning that short-term rates were actually higher than long-term rates.1 As the period progressed, market expectations were increasingly for stronger economic growth, and inflationary concerns caused the yield curve to steepen somewhat. The last half of the year was the most eventful and did the most to determine fixed-income investor returns. The summer, in particular, saw extreme volatility occasioned by the subprime mortgage crisis. As investors sought to protect against risks that were difficult to assess, liquidity disappeared in the broader fixed-income markets. Ultimately, this risk aversion caused a period of very high financial market volatility as well as a flight to quality, the principal manifestation of which was increased interest in US Treasury securities. Between September and November, the US Federal Reserve Board (the Fed) lowered the benchmark short-term rate by 100 basis points (1.0%) to its year-end level of 4.25%.

During the 12-month period ended December 31, 2007, the Portfolio provided a total return of 4.17% (Class A shares, unadjusted for contract charges) compared with the 6.97% return of its benchmark, the Lehman Brothers US Aggregate Index. The Portfolio's strategy of emphasizing fixed-income sectors that trade at a yield spread to Treasuries detracted from relative performance as investors sought refuge in the government backing of Treasuries in the second half of the year.2 We had increased exposure to commercial mortgage-backed securities in the middle of 2007 as their yield spreads versus Treasuries tripled. However, in the liquidity drain that ensued, these spreads tripled yet again as Treasuries continued to outperform. Within the residential mortgage sector our allocation to prime hybrid adjustable rate mortgages (ARMs) suffered from the same liquidity drain as all short-term spread sectors.3 While the portfolio was underweight corporate bonds, within the sector it was overweight financials, which underperformed duration-equivalent Treasuries by a wide margin.4

Gary W. Bartlett, CFA J. Christopher Gagnier Daniel R. Taylor, CFA
Warren S. Davis, III William T. Lissenden Timothy C. Vile, CFA
Thomas J. Flaherty
Portfolio Managers, Aberdeen Asset Management Inc., Subadvisor to the Portfolio

Risk Considerations

This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
2 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.
3 Spread sectors are non-Treasury bond sectors of the fixed-income market.
4 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Commercial and Non-Agency Mortgage Backed Securities	37%	29%
Corporate Bonds	20%	19%
Mortgage-Backed Securities Pass-Throughs	17%	12%
Government & Agency Obligations	14%	10%
Collateralized Mortgage Obligations	7%	13%
Asset Backed	3%	10%
Municipal Bonds and Notes	2%	5%
Cash Equivalents	—	2%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/07	12/31/06

Financials	59%	48%
Utilities	20%	20%
Consumer Staples	6%	—
Materials	5%	1%
Information Technology	3%	—
Industrials	2%	2%
Consumer Discretionary	2%	12%
Energy	2%	9%
Telecommunication Services	1%	8%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/07	12/31/06

US Government and Agencies	38%	35%
AAA*	42%	45%
AA	2%	—
A	7%	7%
BBB	11%	11%
BB	—	2%
	100%	100%
* Includes cash equivalents
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/07	12/31/06

Under 1 year	2%	9%
1-4.99 years	48%	37%
5-9.99 years	39%	39%
10-14.99 years	1%	5%
15 years or greater	10%	10%
	100%	100%

Asset allocation, bond diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 6.7 years and 6.9 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 64. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 19.0%
Consumer Discretionary 0.3%
Comcast Cable Holdings LLC:
9.875%, 6/15/2022	250,000	338,875
10.125%, 4/15/2022	363,000	481,315
		820,190
Consumer Staples 1.1%
CVS Caremark Corp., 6.302%, 6/1/2037	1,949,000	1,883,791
Tesco PLC, 144A, 6.15%, 11/15/2037	900,000	879,245
Wal-Mart Stores, Inc., 5.875%, 4/5/2027 (a)	171,000	168,177
		2,931,213
Energy 0.3%
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	825,000	773,256
Financials 11.2%
Axa, 144A, 6.379%, 12/14/2049	625,000	538,626
Banco Mercantil del Norte SA, Series A, 144A, 6.862%, 10/13/2021	610,000	600,179
Corp. Andina de Fomento:
5.75%, 1/12/2017	580,000	574,209
6.875%, 3/15/2012	210,000	224,075
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	985,000	1,004,629
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	545,000	540,678
144A, 7.0%, 10/15/2037	1,285,000	1,167,074
144A, 8.0%, 1/15/2011	1,346,000	1,440,173
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	1,046,779
FPL Group Capital, Inc.:
6.65%, 6/15/2067	859,000	827,311
Series D, 7.3%, 9/1/2067	275,000	280,994
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	935,000	889,063
Goldman Sachs Capital II, 5.793%, 12/29/2049	2,920,000	2,599,749
ICICI Bank Ltd., 144A, 5.75%, 1/12/2012 (a)	925,000	889,761
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	1,010,000	906,889
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049	525,000	497,245
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	890,000	906,777
PartnerRe Finance II, 6.44%, 12/1/2066	697,000	613,073
Royal Bank of Scotland Group PLC:
144A, 6.99%, 10/29/2049	630,000	628,105
Series U, 7.64%, 3/31/2049	600,000	616,856
Santander Perpetual SA, 144A, 6.671%, 10/29/2049	700,000	701,882
StanCorp. Financial Group, Inc., 6.9%, 5/29/2067	940,000	885,198
Standard Chartered PLC, 144A, 7.014%, 12/30/2049 (a)	900,000	852,152
	Principal Amount ($)	Value ($)

Stoneheath Re, 6.868%, 12/29/2049	250,000	249,925
Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/29/2049	715,000	667,623
The Travelers Companies, Inc., 6.25%, 3/15/2037	310,000	290,714
TNK-BP Finance SA:
Series 5,144A, 7.5%, 3/13/2013	365,000	364,088
Series 6,144A, 7.875%, 3/13/2018 (a)	320,000	316,000
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	345,000	335,704
USB Capital IX, 6.189%, 4/15/2049	2,110,000	1,909,577
Wachovia Capital Trust III, 5.8%, 3/15/2042	915,000	817,598
Washington Mutual Preferred Funding, Series 2007-B, 144A, 9.75%, 10/29/2049	400,000	320,000
Wells Fargo & Co., 5.25%, 10/23/2012	1,090,000	1,108,129
Woori Bank, 144A, 6.208%, 5/2/2037	765,000	664,081
XL Capital Ltd., Series E, 6.5%, 12/31/2049 (a)	590,000	515,873
Xstrata Finance Canada Ltd., 144A, 6.9%, 11/15/2037	895,000	890,187
ZFS Finance USA Trust V, 144A, 6.5%, 5/9/2037	1,000,000	923,188
		28,604,164
Industrials 0.5%
General Electric Co., 5.25%, 12/6/2017	1,160,000	1,157,524
United States Steel Corp., 5.65%, 6/1/2013	4,000	3,875
		1,161,399
Information Technology 0.6%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	823,000	813,356
Tyco Electronics Group SA, 144A, 6.0%, 10/1/2012	695,000	712,201
		1,525,557
Materials 0.9%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,295,000	1,264,728
Vale Overseas Ltd., 6.875%, 11/21/2036	940,000	950,914
		2,215,642
Telecommunication Services 0.3%
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	492,000	484,433
Qwest Corp., 7.625%, 6/15/2015	234,000	238,095
		722,528
Utilities 3.8%
Arizona Public Service Co., 6.875%, 8/1/2036	1,045,000	1,066,455
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	980,000	1,014,649
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	560,000	544,562
7.5%, 6/30/2066	640,000	632,745
	Principal Amount ($)	Value ($)

Entergy Mississippi, Inc., 5.92%, 2/1/2016	400,000	398,547
Integrys Energy Group, Inc., 6.11%, 12/1/2066	1,305,000	1,201,749
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,715,000	1,733,316
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,580,000	1,453,755
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	1,795,000	1,664,649
		9,710,427
Total Corporate Bonds (Cost $50,584,512)		48,464,376

Asset Backed 2.8%
Home Equity Loans
Ameriquest Mortgage Securities, Inc., "A5", Series 2004-FR1, 4.455%, 5/25/2034	2,139,073	2,115,835
Countrywide Asset-Backed Certificates:
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,840,000	1,590,521
"A6", Series 2006-15, 5.826%, 10/25/2046	640,000	594,794
"A1B", Series 2007-S1, 5.888%, 11/25/2036	1,007,096	999,216
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,830,000	1,629,204
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	459,930	204,000
Total Asset Backed (Cost $7,875,236)		7,133,570

Mortgage Backed Securities Pass-Throughs 16.3%
Federal Home Loan Mortgage Corp., 6.0%, 12/1/2034	1,009,388	1,025,593
Federal National Mortgage Association:
4.5%, with various maturities from 5/1/2019 until 10/1/2033	7,939,896	7,725,964
5.0%, 2/1/2034	576,255	563,064
5.5%, with various maturities from 7/1/2024 until 7/1/2037	21,187,656	21,152,137
6.0%, 4/1/2024	1,398,265	1,424,264
6.31%, 6/1/2008	1,500,000	1,501,168
6.5%, with various maturities from 3/1/2017 until 4/1/2037	8,037,982	8,267,535
8.0%, 9/1/2015	27,373	29,352
Total Mortgage Backed Securities Pass-Throughs (Cost $41,258,785)		41,689,077

Commercial and Non-Agency Mortgage-Backed Securities 36.2%
Adjustable Rate Mortgage Trust:
"3A31", Series 2005-10, 5.416%*, 1/25/2036	1,265,000	1,204,881
"1A4", Series 2006-2, 5.761%*, 5/25/2036	1,705,000	1,669,293
	Principal Amount ($)	Value ($)

Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-2, 5.634%, 4/10/2049	820,000	831,625
"A2", Series 2007-3, 5.659%*, 6/10/2049	660,000	671,636
"AM", Series 2007-4, 5.812%*, 2/10/2051	545,000	550,514
Banc of America Mortgage Securities, Inc., "1A20", Series 2005-3, 5.5%, 4/25/2035	1,840,000	1,846,285
Bank of America Commercial Mortgage Trust, "H", 144A, 5.84%*, 6/10/2049	1,050,000	704,905
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	3,650,081	3,595,130
"2A1", Series 2006-4, 5.802%*, 10/25/2036	1,475,975	1,486,459
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.281%*, 12/25/2035	2,440,428	2,403,173
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	1,005,897	1,008,480
Citigroup Commercial Mortgage Trust, "ASB", Series 2006-C5, 5.413%, 10/15/2049	1,390,000	1,396,147
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%*, 3/25/2036	1,245,427	1,225,131
"1A1", Series 2006-AR1, 4.9%*, 10/25/2035	403,827	401,451
"1A2", Series 2006-AR2, 5.532%*, 3/25/2036	1,994,810	2,004,996
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	984,883	1,012,275
Citigroup/Deutsche Bank Commercial Mortgage Trust, "F", Series 2007-CD4, 5.555%, 12/11/2049	960,000	787,348
CitiMortgage Alternative Loan Trust, "A1", Series 2006-A2, 6.0%, 5/25/2036	1,610,258	1,612,609
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	157,771	157,707
"A2", Series 2003-21T1, 5.25%, 12/25/2033	1,042,625	1,041,219
"A6", Series 2004-14T2, 5.5%, 8/25/2034	946,379	936,602
"7A1", Series 2004-J2, 6.0%, 12/25/2033	231,851	234,315
"1A1", Series 2004-J1, 6.0%, 2/25/2034	156,163	155,089
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	2,090,000	1,992,802
GS Mortgage Securities Corp. II:
"A2", Series 2006-GG8, 5.479%, 11/10/2039	1,870,000	1,888,485
"C", Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,270,106
IndyMac Inda Mortgage Loan Trust, "1A1", Series 2006-AR3, 5.355%*, 12/25/2036	1,851,690	1,849,205
	Principal Amount ($)	Value ($)

IndyMac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.782%*, 1/25/2037	1,448,608	1,444,741
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB19, 5.73%*, 2/12/2049	1,680,000	1,721,115
"A2", Series 2007-LD11, 5.804%*, 6/15/2049	2,430,000	2,483,720
"ASB", Series 2007-LD11, 5.819%*, 6/15/2049	3,180,000	3,270,874
"H", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	1,610,000	1,096,727
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.778%*, 7/25/2035	1,670,376	1,650,018
"2A4L", Series 2006-A6, 5.564%*, 10/25/2036	1,840,000	1,785,684
"2A4", Series 2006-A2, 5.752%*, 4/25/2036	2,565,000	2,517,519
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	1,740,925	1,728,876
"1A10", Series 2006-3, 6.0%, 7/25/2036	1,617,148	1,612,850
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	535,668	527,312
"5A1", Series 2005-2, 6.5%, 12/25/2034	154,906	157,956
"8A1", Series 2004-3, 7.0%, 4/25/2034	40,141	40,582
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	1,103,879	1,092,496
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	210,000	207,615
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%*, 6/12/2050	900,000	928,146
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	1,800,000	1,806,687
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,845,000	1,872,918
Residential Accredit Loans, Inc.:
"3A1", Series 2006-QS18, 5.75%, 12/25/2021	1,480,948	1,481,629
"CB", Series 2004-QS2, 5.75%, 2/25/2034	673,825	668,350
Residential Funding Mortgage Security I, "2A2", Series 2007-SA1, 5.622%*, 2/25/2037	2,389,350	2,396,946
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.823%*, 2/20/2047	2,480,938	2,500,632
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,485,000	1,388,131
"2A1", Series 2006-1, 5.62%*, 2/25/2036	1,291,063	1,280,950
"1A1", Series 2005-18, 5.655%*, 9/25/2035	1,089,737	1,064,870
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	688,726	660,962
	Principal Amount ($)	Value ($)

Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	1,310,000	1,307,643
"AJ", Series 2007-C30, 5.413%, 12/15/2043	1,850,000	1,731,200
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.154%*, 10/20/2035	2,315,804	2,275,640
Washington Mutual Mortgage Pass-Through Certificates Trust:
"2A1", Series 2002-S8, 4.5%, 1/25/2018	59,321	59,196
"A1", Series 2003-S7, 4.5%, 8/25/2018	1,641,318	1,603,363
"1A3", Series 2005-AR16, 5.101%*, 12/25/2035	1,660,000	1,654,137
"1A1", Series 2007-HY4, 5.554%*, 4/25/2037	2,502,813	2,491,097
"1A1", Series 2006-AR16, 5.608%*, 12/25/2036	2,184,008	2,176,832
"1A1", Series 2007-HY2, 5.628%*, 12/25/2036	2,463,238	2,473,691
Wells Fargo Mortgage Backed Securities Trust:
"A4", Series 2005-AR14, 5.387%*, 8/25/2035	1,700,000	1,613,894
"A1", Series 2006-3, 5.5%, 3/25/2036	1,980,480	1,977,310
"2A5", Series 2006-AR1, 5.553%*, 3/25/2036	1,700,000	1,606,090
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $93,236,283)		92,296,267

Collateralized Mortgage Obligations 7.1%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	1,018,011	1,057,363
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,778,962	1,750,170
"PD", Series 2890, 5.0%, 3/15/2033	1,485,000	1,448,136
"OG", Series 2889, 5.0%, 5/15/2033	1,770,000	1,726,144
"PE", Series 2898, 5.0%, 5/15/2033	860,000	838,487
"XD", Series 2941, 5.0%, 5/15/2033	1,055,000	1,028,013
"BG", Series 2869, 5.0%, 7/15/2033	335,000	327,003
"KD", Series 2915, 5.0%, 9/15/2033	1,341,000	1,309,092
"NE", Series 2921, 5.0%, 9/15/2033	2,275,000	2,222,234
"PE", Series 2165, 6.0%, 6/15/2029	1,512,344	1,555,043
Federal National Mortgage Association:
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	423,554
"HE", Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,499,535
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	506,337
	Principal Amount ($)	Value ($)

"PH", Series 1999-19, 6.0%, 5/25/2029	1,502,687	1,538,913
"Z", Series 2001-14, 6.0%, 5/25/2031	946,867	967,304
Total Collateralized Mortgage Obligations (Cost $18,110,537)		18,197,328

Municipal Bonds and Notes 2.1%
Indiana, Bond Bank Revenue, School Severance Funding, Series 11, 6.01%, 7/15/2021 (b)	1,965,000	2,034,541
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	962,237
Menasha, WI, Anticipation Notes, Series B, 5.65%, 9/1/2009	1,310,000	1,320,767
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014 (b)	1,010,000	1,013,939
Total Municipal Bonds and Notes (Cost $5,197,839)		5,331,484

Government & Agency Obligations 13.8%
US Treasury Obligations
US Treasury Bonds, 6.0%, 2/15/2026	12,695,000	15,023,745
US Treasury Notes:
3.875%, 10/31/2012 (a)	16,253,000	16,571,705
4.0%, 2/15/2015	935,000	948,222
4.25%, 11/15/2017 (a)	2,670,000	2,716,517
Total Government & Agency Obligations (Cost $34,956,180)		35,260,189
	Shares	Value ($)

Preferred Stocks 0.2%
Arch Capital Group Ltd., 8.0%	7,384	183,216
Delphi Financial Group, Inc., 7.376%	22,600	418,807
Total Preferred Stocks (Cost $751,264)		602,023

Securities Lending Collateral 1.9%
Daily Assets Fund Institutional, 5.03% (c) (d) (Cost $4,951,185)	4,951,185	4,951,185

Cash Equivalents 0.3%
Cash Management QP Trust, 4.67% (c) (Cost $664,244)	664,244	664,244
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $257,586,065)+	99.7	254,589,743
Other Assets and Liabilities, Net	0.3	684,885
Net Assets	100.0	255,274,628
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
+ The cost for federal income tax purposes was $257,629,180. At December 31, 2007, net unrealized depreciation for all securities based on tax cost was $3,039,437. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,926,535 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,965,972.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $4,749,909 which is 1.9% of net assets.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.4
XL Capital Insurance	0.8
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $251,970,636) — including $4,749,909 of securities loaned	$ 248,974,314
Investment in Daily Assets Fund Institutional (cost $4,951,185)*	4,951,185
Investment in Cash Management QP Trust (cost $664,244)	664,244
Total investments, at value (cost $257,586,065)	254,589,743
Cash	97,782
Receivable for investments sold	9,339,936
Interest receivable	1,941,187
Foreign taxes recoverable	12,614
Other assets	7,864
Total assets	265,989,126
Liabilities
Payable upon return of securities loaned	4,951,185
Payable for investments purchased	4,447,848
Payable for Portfolio shares redeemed	934,387
Accrued management fee	154,719
Other accrued expenses and payables	226,359
Total liabilities	10,714,498
Net assets, at value	$ 255,274,628
Net Assets Consist of
Undistributed net investment income	16,731,325
Net unrealized appreciation (depreciation) on investments	(2,996,322)
Accumulated net realized gain (loss)	(4,622,767)
Paid-in capital	246,162,392
Net assets, at value	$ 255,274,628
Class A Net Asset Value, offering and redemption price per share ($186,245,694 ÷ 15,754,867 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.82
Class B Net Asset Value, offering and redemption price per share ($69,028,934 ÷ 5,850,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.80
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends	$ 34,679
Interest (net of foreign taxes withheld of $1,572)	18,927,680
Interest — Cash Management QP Trust	506,204
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	169,632
Total Income	19,638,195
Expenses: Management fee	2,144,122
Services to shareholders	368
Custodian fee	21,277
Distribution service fee (Class B)	189,948
Record keeping fees (Class B)	107,921
Professional fees	72,602
Trustees' fees and expenses	34,742
Reports to shareholders	77,398
Registration fees	686
Other	32,752
Total expenses before expense reductions	2,681,816
Expense reductions	(5,976)
Total expenses after expense reductions	2,675,840
Net investment income (loss)	16,962,355
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(784,875)
Change in net unrealized appreciation (depreciation) on investments	(1,784,782)
Net gain (loss)	(2,569,657)
Net increase (decrease) in net assets resulting from operations	$ 14,392,698

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 16,962,355	$ 15,881,888
Net realized gain (loss)	(784,875)	(3,380,379)
Change in net unrealized appreciation (depreciation)	(1,784,782)	2,452,304
Net increase (decrease) in net assets resulting from operations	14,392,698	14,953,813
Distributions to shareholders from: Net investment income: Class A	(12,441,885)	(9,250,155)
Class B	(3,150,565)	(2,794,336)
Net realized gains: Class A	—	(40,873)
Class B	—	(13,997)
Total distributions	(15,592,450)	(12,099,361)
Portfolio share transactions: Class A Proceeds from shares sold	84,886,024	91,229,471
Reinvestment of distributions	12,441,885	9,291,028
Cost of shares redeemed	(187,114,199)	(77,798,091)
Net increase (decrease) in net assets from Class A share transactions	(89,786,290)	22,722,408
Class B Proceeds from shares sold	2,831,011	10,023,723
Reinvestment of distributions	3,150,565	2,808,333
Cost of shares redeemed	(19,070,128)	(19,326,554)
Net increase (decrease) in net assets from Class B share transactions	(13,088,552)	(6,494,498)
Increase (decrease) in net assets	(104,074,594)	19,082,362
Net assets at beginning of period	359,349,222	340,266,860
Net assets at end of period (including undistributed net investment income of $16,731,325 and $15,361,420, respectively)	$ 255,274,628	$ 359,349,222
Other Information
Class A Shares outstanding at beginning of period	23,346,010	21,303,867
Shares sold	7,294,758	7,951,409
Shares issued to shareholders in reinvestment of distributions	1,080,025	821,488
Shares redeemed	(15,965,926)	(6,730,754)
Net increase (decrease) in Class A shares	(7,591,143)	2,042,143
Shares outstanding at end of period	15,754,867	23,346,010
Class B Shares outstanding at beginning of period	6,968,915	7,523,292
Shares sold	242,748	863,400
Shares issued to shareholders in reinvestment of distributions	273,249	248,086
Shares redeemed	(1,634,751)	(1,665,863)
Net increase (decrease) in Class B shares	(1,118,754)	(554,377)
Shares outstanding at end of period	5,850,161	6,968,915

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Date
Net asset value, beginning of period	$ 11.86	$ 11.81	$ 12.07	$ 12.16	$ 11.98
Income (loss) from investment operations: Net investment income[a]	.56	.53	.47	.50	.45
Net realized and unrealized gain (loss)	(.08)	(.05)	(.21)	.05	.14
Total from investment operations	.48	.48	.26	.55	.59
Less distributions from: Net investment income	(.52)	(.43)	(.41)	(.43)	(.41)
Net realized gains	—	(.00)*	(.11)	(.21)	—
Total distributions	(.52)	(.43)	(.52)	(.64)	(.41)
Net asset value, end of period	$ 11.82	$ 11.86	$ 11.81	$ 12.07	$ 12.16
Total Return (%)	4.17	4.26	2.25	4.53	5.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	277	252	210	201
Ratio of expenses (%)	.66	.68	.67	.66	.66
Ratio of net investment income (loss) (%)	4.78	4.56	3.96	4.18	3.75
Portfolio turnover rate (%)[b]	197	183	164	185	229
[a] Based on average shares outstanding during the period.
[b] The portfolio turnover rate including mortgage dollar roll transactions was 209%, 198%, 241%, 176% and 204% for the years ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
* Amount is less than $.005

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 11.78	$ 12.04	$ 12.13	$ 11.96
Income (loss) from investment operations: Net investment income[a]	.51	.49	.42	.45	.40
Net realized and unrealized gain (loss)	(.08)	(.05)	(.21)	.05	.15
Total from investment operations	.43	.44	.21	.50	.55
Less distributions from: Net investment income	(.47)	(.38)	(.36)	(.38)	(.38)
Net realized gains	—	(.00)*	(.11)	(.21)	—
Total distributions	(.47)	(.38)	(.47)	(.59)	(.38)
Net asset value, end of period	$ 11.80	$ 11.84	$ 11.78	$ 12.04	$ 12.13
Total Return (%)	3.75	3.89	1.85	4.10	4.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	82	89	88	45
Ratio of expenses (%)	1.05	1.07	1.07	1.03	1.05
Ratio of net investment income (loss) (%)	4.39	4.17	3.56	3.81	3.36
Portfolio turnover rate (%)[b]	197	183	164	185	229
[a] Based on average shares outstanding during the period.
[b] The portfolio turnover rate including mortgage dollar roll transactions was 209%, 198%, 241%, 176% and 204% for the years ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
* Amount is less than $.005

Performance Summary December 31, 2007

DWS Davis Venture Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.02% and 1.40% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended December 31, 2007.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Davis Venture Value VIP from 5/1/2001 to 12/31/2007
[] DWS Davis Venture Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index, which consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Davis Venture Value VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,446	$13,152	$19,097	$15,278
	Average annual total return	4.46%	9.56%	13.81%	6.56%
Russell 1000 Value Index	Growth of $10,000	$9,983	$13,064	$19,789	$15,981
	Average annual total return	-.17%	9.32%	14.63%	7.29%
DWS Davis Venture Value VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,414	$13,006	$18,754	$17,566
	Average annual total return	4.14%	9.16%	13.40%	10.79%
Russell 1000 Value Index	Growth of $10,000	$9,983	$13,064	$19,789	$17,556
	Average annual total return	-.17%	9.32%	14.63%	10.77%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Davis Venture Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 977.20	$ 975.20
Expenses Paid per $1,000*	$ 4.34	$ 6.27
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,020.82	$ 1,018.85
Expenses Paid per $1,000*	$ 4.43	$ 6.41
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Davis Venture Value VIP	.87%	1.26%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Davis Venture Value VIP

For the year ended December 31, 2007, the Class A shares of DWS Davis Venture Value VIP returned 4.46%, compared to its benchmark, the Russell 1000® Value Index, which returned -0.17%.

The energy sector was the top-performing sector of the Russell 1000 Value Index. Energy companies were also the most important contributors to the Portfolio's performance over the year. The Portfolio's energy companies outperformed the corresponding sector within the Russell 1000 Value Index. ConocoPhillips, Occidental Petroleum Corp., China Coal Energy Co., Devon Energy Corp., EOG Resources, Inc. and Transocean, Inc. were among the top contributors to performance.

The Portfolio made a significant investment in consumer staple companies, and they were the second most important contributors to performance. The Portfolio's consumer staple companies outperformed the corresponding sector within the Russell 1000 Value Index and the Portfolio also benefited from a higher relative weighting in this sector. Altria Group, Inc. and Costco Wholesale Corp. were among the top contributors to performance.

The financial sector was the worst-performing sector of the Russell 1000 Value Index. The Portfolio's financial companies outperformed the corresponding sector within the Russell 1000 Value Index, but were still the largest detractors from performance. Berkshire Hathaway, Inc. was among the top contributors to performance. Citigroup, Inc., American International Group, Inc., Wachovia Corp., American Express Co., Moodys Corp. and Ambac Financial Group, Inc. were among the top detractors from performance.

The Portfolio held 13% of assets in foreign companies at year-end. As a whole, these companies outperformed the domestic companies held by the Portfolio.

Christopher C. Davis
Kenneth Charles Feinberg

Portfolio Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Davis Venture Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Financials	33%	38%
Energy	16%	12%
Consumer Staples	16%	14%
Consumer Discretionary	10%	14%
Information Technology	9%	5%
Industrials	7%	7%
Materials	4%	4%
Health Care	4%	4%
Telecommunication Services	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 77. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio December 31, 2007

DWS Davis Venture Value VIP

	Shares	Value ($)

Common Stocks 99.9%
Consumer Discretionary 10.1%
Automobiles 1.3%
Harley-Davidson, Inc. (a)	88,780	4,146,914
Diversified Consumer Services 0.8%
H&R Block, Inc. (a)	139,000	2,581,230
Household Durables 0.2%
Hunter Douglas NV	8,863	653,701
Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	12,000	1,111,680
Liberty Media Corp. — Interactive "A"*	46,000	877,680
		1,989,360
Media 5.7%
Comcast Corp. Special "A"*	376,850	6,828,522
Grupo Televisa SA (ADR)	50,000	1,188,500
Lagardere SCA	27,000	2,013,252
Liberty Media Corp. — Capital "A"*	9,260	1,078,697
News Corp. "A"	249,700	5,116,353
Virgin Media, Inc. (a)	58,232	998,096
WPP Group PLC (ADR) (a)	24,600	1,581,534
		18,804,954
Multiline Retail 0.1%
Sears Holdings Corp.* (a)	4,900	500,045
Specialty Retail 1.4%
Bed Bath & Beyond, Inc.* (a)	54,600	1,604,694
CarMax, Inc.* (a)	97,000	1,915,750
Lowe's Companies, Inc.	49,740	1,125,119
		4,645,563
Consumer Staples 15.5%
Beverages 2.4%
Diageo PLC (ADR)	52,000	4,463,160
Heineken Holding NV	60,200	3,391,695
		7,854,855
Food & Staples Retailing 7.7%
Costco Wholesale Corp.	221,600	15,458,816
CVS Caremark Corp.	117,059	4,653,095
Wal-Mart Stores, Inc.	111,920	5,319,558
		25,431,469
Food Products 0.1%
The Hershey Co. (a)	13,800	543,720
Household Products 1.2%
Procter & Gamble Co.	53,000	3,891,260
Personal Products 0.4%
Avon Products, Inc.	36,700	1,450,751
Tobacco 3.7%
Altria Group, Inc.	160,200	12,107,916
Energy 16.2%
Energy Equipment & Services 0.9%
Transocean, Inc.*	22,256	3,185,946
Oil, Gas & Consumable Fuels 15.3%
Canadian Natural Resources Ltd. (a)	62,200	4,549,308
China Coal Energy Co. "H"	1,234,200	3,799,657
	Shares	Value ($)

ConocoPhillips	172,420	15,224,686
Devon Energy Corp.	99,400	8,837,654
EOG Resources, Inc.	84,900	7,577,325
Occidental Petroleum Corp.	135,000	10,393,650
		50,382,280
Financials 34.5%
Capital Markets 4.4%
Ameriprise Financial, Inc.	59,720	3,291,169
Bank of New York Mellon Corp.	90,700	4,422,532
E*TRADE Financial Corp.* (a)	21,000	74,550
Merrill Lynch & Co., Inc. (b)	93,700	4,526,835
Morgan Stanley	27,800	1,476,458
State Street Corp.	8,700	706,440
		14,497,984
Commercial Banks 4.6%
Commerce Bancorp, Inc. (a)	51,900	1,979,466
HSBC Holdings PLC	98,694	1,655,547
Wachovia Corp.	131,487	5,000,451
Wells Fargo & Co.	218,800	6,605,572
		15,241,036
Consumer Finance 4.0%
American Express Co.	251,500	13,083,030
Discover Financial Services	13,800	208,104
		13,291,134
Diversified Financial Services 5.1%
Citigroup, Inc.	96,900	2,852,736
JPMorgan Chase & Co.	265,484	11,588,377
Moody's Corp. (a)	60,800	2,170,560
		16,611,673
Insurance 16.0%
Ambac Financial Group, Inc. (a)	26,500	682,905
American International Group, Inc.	204,100	11,899,030
Aon Corp.	45,900	2,188,971
Berkshire Hathaway, Inc. "B"*	2,979	14,108,544
Loews Corp.	156,700	7,888,278
Markel Corp.*	630	309,393
MBIA, Inc. (a)	23,700	441,531
Millea Holdings, Inc.	95,200	3,217,639
NIPPONKOA Insurance Co., Ltd.	198,200	1,797,113
Principal Financial Group, Inc.	17,600	1,211,584
Progressive Corp.	270,900	5,190,444
Sun Life Financial, Inc.	10,700	598,558
Transatlantic Holdings, Inc. (a)	45,773	3,326,324
		52,860,314
Real Estate Management & Development 0.4%
Hang Lung Group Ltd.	248,000	1,343,941
Health Care 4.0%
Health Care Equipment & Supplies 1.4%
Covidien Ltd.	107,590	4,765,161
Health Care Providers & Services 2.6%
Cardinal Health, Inc.	42,400	2,448,600
Express Scripts, Inc.*	32,730	2,389,290
UnitedHealth Group, Inc.	61,300	3,567,660
		8,405,550
	Shares	Value ($)

Industrials 5.2%
Air Freight & Logistics 0.6%
Toll Holdings Ltd.	55,849	559,346
United Parcel Service, Inc. "B"	19,900	1,407,328
		1,966,674
Commercial Services & Supplies 1.0%
Dun & Bradstreet Corp.	35,500	3,146,365
Industrial Conglomerates 1.3%
Tyco International Ltd.	107,590	4,265,943
Marine 0.8%
China Shipping Development Co., Ltd. "H"	450,000	1,173,531
Kuehne & Nagel International AG (Registered)	15,220	1,451,054
		2,624,585
Road & Rail 0.0%
Asciano Group	40,900	250,353
Transportation Infrastructure 1.5%
China Merchants Holdings International Co., Ltd	612,065	3,742,718
Cosco Pacific Ltd.	410,600	1,074,286
		4,817,004
Information Technology 8.9%
Computers & Peripherals 1.8%
Dell, Inc.*	139,500	3,419,145
Hewlett-Packard Co.	49,600	2,503,808
		5,922,953
Electronic Equipment & Instruments 1.7%
Agilent Technologies, Inc.*	52,400	1,925,176
Tyco Electronics Ltd.	103,190	3,831,445
		5,756,621
Internet Software & Services 0.6%
Google, Inc. "A"*	2,720	1,880,825
IT Services 1.6%
Iron Mountain, Inc.* (a)	141,949	5,254,952
Semiconductors & Semiconductor Equipment 0.7%
Texas Instruments, Inc.	67,900	2,267,860
	Shares	Value ($)

Software 2.5%
Microsoft Corp.	232,200	8,266,320
Materials 4.2%
Construction Materials 1.6%
Martin Marietta Materials, Inc. (a)	24,800	3,288,480
Vulcan Materials Co. (a)	24,800	1,961,432
		5,249,912
Containers & Packaging 1.5%
Sealed Air Corp.	210,200	4,864,028
Metals & Mining 0.8%
BHP Billiton PLC	36,100	1,111,951
Rio Tinto PLC	13,900	1,456,270
		2,568,221
Paper & Forest Products 0.3%
Sino-Forest Corp. "A"*	47,400	1,029,693
Telecommunication Services 1.3%
Wireless Telecommunication Services
SK Telecom Co., Ltd. (ADR)	62,300	1,859,032
Sprint Nextel Corp.	181,630	2,384,802
		4,243,834
Total Common Stocks (Cost $212,594,017)		329,562,900

Securities Lending Collateral 9.0%
Daily Assets Fund Institutional, 5.03% (c) (d) (Cost $29,876,655)	29,876,655	29,876,655

Cash Equivalents 0.2%
Cash Management QP Trust, 4.67% (c) (Cost $522,943)	522,943	522,943
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $242,993,615)+	109.1	359,962,498
Other Assets and Liabilities, Net	(9.1)	(30,142,476)
Net Assets	100.0	329,820,022
* Non-income producing security.
+ The cost for federal income tax purposes was $243,208,909. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $116,753,589. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $124,289,594 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,536,005.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $29,179,972 which is 8.8% of net assets.
(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Merrill Lynch & Co., Inc.	December 2007	4,497,600	4,526,835	1.37%
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $212,594,017) — including $29,179,972 of securities loaned	$ 329,562,900
Investment in Daily Assets Fund Institutional (cost $29,876,655)*	29,876,655
Investment in Cash Management QP Trust (cost $522,943)	522,943
Total investments in securities, at value (cost $242,993,615)	359,962,498
Cash	10,000
Foreign currency, at value (cost $53,980)	54,220
Dividends receivable	355,659
Interest receivable	34,284
Foreign taxes recoverable	4,219
Receivable for Portfolio shares sold	171
Receivable for investments sold	532,640
Due from Advisor	1,824
Other assets	8,076
Total assets	360,963,591
Liabilities
Payable upon return of securities loaned	29,876,655
Payable for investments purchased	315,217
Payable for Portfolio shares redeemed	609,789
Accrued management fee	215,456
Other accrued expenses and payables	126,452
Total liabilities	31,143,569
Net assets, at value	$ 329,820,022
Net Assets Consist of
Undistributed net investment income	3,748,514
Net unrealized appreciation (depreciation) on: Investments	116,968,883
Foreign currency	(329)
Accumulated net realized gain (loss)	35,364,950
Paid-in capital	173,738,004
Net assets, at value	$ 329,820,022
Class A Net Asset Value, offering and redemption price per share ($307,290,649 ÷ 21,062,118 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.59
Class B Net Asset Value, offering and redemption price per share ($22,529,373 ÷ 1,546,251 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.57
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $35,231)	$ 7,116,227
Interest — Cash Management QP Trust	217,942
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	61,596
Total Income	7,395,765
Expenses: Management fee	3,682,130
Custodian and accounting fees	138,788
Distribution service fee (Class B)	106,162
Record keeping fees (Class B)	52,223
Services to shareholders	286
Professional fees	74,833
Trustees' fees and expenses	27,983
Reports to shareholders	59,696
Other	24,507
Total expenses before expense reductions	4,166,608
Expense reductions	(580,367)
Total expenses after expense reductions	3,586,241
Net investment income (loss)	3,809,524
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	36,081,199
Foreign currency	(28,183)
36,053,016
Change in net unrealized appreciation (depreciation) on: Investments	(20,326,224)
Foreign currency	(358)
(20,326,582)
Net gain (loss)	15,726,434
Net increase (decrease) in net assets resulting from operations	$ 19,535,958

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 3,809,524	$ 2,775,030
Net realized gain (loss)	36,053,016	11,060,187
Change in net unrealized appreciation (depreciation)	(20,326,582)	41,776,308
Net increase (decrease) in net assets resulting from operations	19,535,958	55,611,525
Distributions to shareholders from: Net investment income: Class A	(2,451,514)	(2,082,948)
Class B	(255,608)	(214,549)
Net realized gains: Class A	(4,403,063)	—
Class B	(989,328)	—
Total distributions	(8,099,513)	(2,297,497)
Portfolio share transactions: Class A Proceeds from shares sold	14,075,726	23,381,717
Reinvestment of distributions	6,854,577	2,082,948
Cost of shares redeemed	(68,408,104)	(31,847,982)
Net increase (decrease) in net assets from Class A share transactions	(47,477,801)	(6,383,317)
Class B Proceeds from shares sold	4,124,041	6,563,580
Reinvestment of distributions	1,244,936	214,549
Cost of shares redeemed	(65,157,088)	(15,502,095)
Net increase (decrease) in net assets from Class B share transactions	(59,788,111)	(8,723,966)
Increase (decrease) in net assets	(95,829,467)	38,206,745
Net assets at beginning of period	425,649,489	387,442,744
Net assets at end of period (including undistributed net investment income of $3,748,514 and $2,670,607, respectively)	$ 329,820,022	$ 425,649,489
Other Information
Class A Shares outstanding at beginning of period	24,284,177	24,763,248
Shares sold	967,409	1,802,609
Shares issued to shareholders in reinvestment of distributions	490,313	163,496
Shares redeemed	(4,679,781)	(2,445,176)
Net increase (decrease) in Class A shares	(3,222,059)	(479,071)
Shares outstanding at end of period	21,062,118	24,284,177
Class B Shares outstanding at beginning of period	5,597,014	6,263,092
Shares sold	287,676	509,107
Shares issued to shareholders in reinvestment of distributions	88,987	16,827
Shares redeemed	(4,427,426)	(1,192,012)
Net increase (decrease) in Class B shares	(4,050,763)	(666,078)
Shares outstanding at end of period	1,546,251	5,597,014

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.25	$ 12.49	$ 11.48	$ 10.31	$ 7.99
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.10	.09	.08	.06
Net realized and unrealized gain (loss)	.47	1.74	1.01	1.14	2.31
Total from investment operations	.62	1.84	1.10	1.22	2.37
Less distributions from: Net investment income	(.10)	(.08)	(.09)	(.05)	(.05)
Net realized gains	(.18)	—	—	—	—
Total distributions	(.28)	(.08)	(.09)	(.05)	(.05)
Net asset value, end of period	$ 14.59	$ 14.25	$ 12.49	$ 11.48	$ 10.31
Total Return (%)	4.46[b]	14.84[b]	9.64[b]	11.83	29.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	307	346	309	268	220
Ratio of expenses before expense reductions (%)	1.02	1.02	1.02	1.05	1.01
Ratio of expenses after expense reductions (%)	.88	.85	.96	1.05	1.01
Ratio of net investment income (%)	1.01	.77	.78	.74	.62
Portfolio turnover rate (%)	9	16	8	3	7
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.22	$ 12.47	$ 11.46	$ 10.29	$ 7.98
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.05	.04	.04	.02
Net realized and unrealized gain (loss)	.49	1.73	1.01	1.13	2.32
Total from investment operations	.58	1.78	1.05	1.17	2.34
Less distributions from: Net investment income	(.05)	(.03)	(.04)	(.00)*	(.03)
Net realized gains	(.18)	—	—	—	—
Total distributions	(.23)	(.03)	(.04)	(.00)*	(.03)
Net asset value, end of period	$ 14.57	$ 14.22	$ 12.47	$ 11.46	$ 10.29
Total Return (%)	4.14[b]	14.34[b]	9.23[b]	11.42	29.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	80	78	66	29
Ratio of expenses before expense reductions (%)	1.39	1.40	1.41	1.44	1.40
Ratio of expenses after expense reductions (%)	1.25	1.23	1.34	1.44	1.40
Ratio of net investment income (%)	.64	.39	.40	.36	.23
Portfolio turnover rate (%)	9	16	8	3	7
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Performance Summary December 31, 2007

DWS Dreman High Return Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .77% and 1.11% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman High Return Equity VIP from 5/4/1998 to 12/31/2007
[] DWS Dreman High Return Equity VIP — Class A [] S&P 500® Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman High Return Equity VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$9,814	$12,575	$18,921	$18,810
	Average annual total return	-1.86%	7.94%	13.60%	6.76%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$15,427
	Average annual total return	5.49%	8.62%	12.83%	4.59%
DWS Dreman High Return Equity VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$9,781	$12,431	$18,572	$16,981
	Average annual total return	-2.19%	7.52%	13.18%	10.11%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$16,403
	Average annual total return	5.49%	8.62%	12.83%	9.42%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 4, 1998. Index returns began on April 30, 1998.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman High Return Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 934.50	$ 933.30
Expenses Paid per $1,000*	$ 3.80	$ 5.41
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.27	$ 1,019.61
Expenses Paid per $1,000*	$ 3.97	$ 5.65
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman High Return Equity VIP	.78%	1.11%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Dreman High Return Equity VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July before drifting lower in the late summer. A rally in September was sparked in part by the first of the US Federal Reserve Board's (the Fed's) three interest rate reductions. Volatility returned in the fourth quarter, as markets responded to further bad news about the potential impact of the subprime mortgage crisis.

For the full year, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14%. Growth stocks, as measured by the Russell 1000® Growth Index, performed significantly better than value stocks, as measured by the Russell 1000® Value index. With a return of -1.86% (Class A shares, unadjusted for contract charges), the Dreman High Return Equity VIP underperformed its benchmark, the Standard & Poor's 500® (S&P 500) Index, which posted a return of 5.49%.

The Portfolio's underperformance relative to the benchmark resulted mainly from a significant overweight in the financial sector, as well as stock selection in that sector.1 Large positions that performed poorly include Freddie Mac, Fannie Mae and Washington Mutual, Inc., all of which have significant participation in the mortgage business. We agree with the market's view that conditions in the housing and mortgage markets are the worst in many years, but we regard the response, as demonstrated by the extreme weakness in these stocks, as a severe overreaction. We believe that stocks of the financially sound companies held in this Portfolio have the opportunity to further improve their market positions as marginal players exit the mortgage business. Although holdings in the financial sector hurt performance temporarily, we believe they are significantly undervalued and should provide above-average returns over time.

The Portfolio's largest position, Altria Group, Inc., performed very well. We continue to favor this stock, as we believe the value of both the international and the domestic tobacco businesses are greater than reflected in the current stock price.

An important positive was an overweight position in energy, a sector we find attractive because of rising world demand. Energy holdings that performed especially well were ConocoPhillips, Apache Corp., Anadarko Petroleum Corp. and Devon Energy Corp.

David N. Dreman F. James Hutchinson E. Clifton Hoover, Jr.
Lead Portfolio Manager Portfolio Managers
Dreman Value Management L.L.C., Subadvisor to the Portfolio

Risk Considerations

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Dreman High Return Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	100%	98%
Cash Equivalents	—	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Financials	30%	30%
Energy	26%	21%
Health Care	16%	16%
Consumer Staples	12%	16%
Industrials	8%	7%
Consumer Discretionary	6%	7%
Telecommunication Services	2%	1%
Information Technology	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 88. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Dreman High Return Equity VIP

	Shares	Value ($)

Common Stocks 99.7%
Consumer Discretionary 5.9%
Multiline Retail 0.8%
Macy's, Inc.	260,310	6,734,220
Specialty Retail 5.1%
Borders Group, Inc. (a)	398,600	4,245,090
Lowe's Companies, Inc.	723,100	16,356,522
Staples, Inc.	923,910	21,314,603
		41,916,215
Consumer Staples 12.2%
Tobacco
Altria Group, Inc.	991,220	74,916,408
UST, Inc.	483,279	26,483,689
		101,400,097
Energy 25.9%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	512,100	33,639,849
Apache Corp.	255,200	27,444,208
Chevron Corp.	284,100	26,515,053
ConocoPhillips	759,894	67,098,640
Devon Energy Corp.	517,600	46,019,816
EnCana Corp.	3,100	210,676
Occidental Petroleum Corp.	176,000	13,550,240
		214,478,482
Financials 29.5%
Commercial Banks 9.5%
KeyCorp.	519,618	12,185,042
PNC Financial Services Group, Inc.	328,794	21,585,326
US Bancorp.	283,900	9,010,986
Wachovia Corp.	949,000	36,090,470
		78,871,824
Diversified Financial Services 5.9%
Bank of America Corp.	800,819	33,041,792
CIT Group, Inc.	230,800	5,546,124
Citigroup, Inc.	280,700	8,263,808
JPMorgan Chase & Co.	45,500	1,986,075
		48,837,799
Insurance 3.2%
Chubb Corp.	280,100	15,287,858
Hartford Financial Services Group, Inc.	123,488	10,766,919
		26,054,777
Thrifts & Mortgage Finance 10.9%
Fannie Mae	888,073	35,505,158
Freddie Mac	795,091	27,088,750
Sovereign Bancorp, Inc.	449,219	5,121,097
	Shares	Value ($)

Washington Mutual, Inc.	1,681,975	22,891,680
		90,606,685
Health Care 15.9%
Biotechnology 0.5%
Amgen, Inc.*	92,100	4,277,124
Health Care Providers & Services 7.9%
Aetna, Inc.	374,900	21,642,977
UnitedHealth Group, Inc.	754,800	43,929,360
		65,572,337
Pharmaceuticals 7.5%
Eli Lilly & Co.	90,100	4,810,439
Pfizer, Inc.	1,174,400	26,694,112
Wyeth	684,900	30,265,731
		61,770,282
Industrials 7.7%
Aerospace & Defense 3.2%
Northrop Grumman Corp.	122,500	9,633,400
United Technologies Corp.	217,500	16,647,450
		26,280,850
Industrial Conglomerates 4.5%
3M Co.	270,700	22,825,424
General Electric Co.	394,600	14,627,822
		37,453,246
Materials 0.0%
Chemicals
Tronox, Inc. "B"	490	4,239
Telecommunication Services 2.6%
Diversified Telecommunication Services
Verizon Communications, Inc.	500,500	21,866,845
Total Common Stocks (Cost $669,186,998)		826,125,022

Securities Lending Collateral 0.5%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $4,186,200)	4,186,200	4,186,200

Cash Equivalents 0.1%
Cash Management QP Trust, 4.67% (b) (Cost $502,942)	502,942	502,942
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $673,876,140)+	100.3	830,814,164
Other Assets and Liabilities, Net	(0.3)	(2,282,279)
Net Assets	100.0	828,531,885
* Non-income producing security.
+ The cost for federal income tax purposes was $676,886,837. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $153,927,327. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $234,668,131 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $80,740,804.
(a) All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2007 amounted to $3,812,700 which is 0.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $669,186,998) — including $3,812,700 of securities loaned	$ 826,125,022
Investment in Daily Assets Fund Institutional (cost $4,186,200)*	4,186,200
Investment in Cash Management QP Trust (cost $502,942)	502,942
Total investments at value (cost $673,876,140)	830,814,164
Cash	1,893,627
Dividends receivable	1,279,839
Receivable for investments sold	999,213
Receivable for Portfolio shares sold	471,934
Interest receivable	3,691
Due from Advisor	41,706
Other assets	18,507
Total assets	835,522,681
Liabilities
Payable upon return of securities loaned	4,186,200
Payable for Portfolio shares redeemed	423,699
Payable for investments purchased	1,634,372
Accrued management fee	507,819
Other accrued expenses and payables	238,706
Total liabilities	6,990,796
Net assets, at value	$ 828,531,885
Net Assets Consist of
Undistributed net investment income	19,200,356
Net unrealized appreciation (depreciation) on investments	156,938,024
Accumulated net realized gain (loss)	119,331,501
Paid-in capital	533,062,004
Net assets, at value	$ 828,531,885
Class A Net Asset Value, offering and redemption price per share ($791,756,263 ÷ 54,976,574 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.40
Class B Net Asset Value, offering and redemption price per share ($36,775,622 ÷ 2,551,709 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,012)	$ 27,174,825
Interest — Cash Management QP Trust	450,389
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,478
Total Income	27,637,692
Expenses: Management fee	7,381,802
Custodian and accounting fees	174,876
Distribution service fee (Class B)	224,891
Services to shareholders	1,781
Record keeping fees (Class B)	114,757
Professional fees	88,519
Trustees' fees and expenses	52,652
Reports to shareholders	139,376
Other	74,415
Total expenses before expense reductions	8,253,069
Expense reductions	(35,804)
Total expenses after expense reductions	8,217,265
Net investment income (loss)	19,420,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	121,656,723
Futures	1,189,686
122,846,409
Change in net unrealized appreciation (depreciation) on: Investments	(150,183,329)
Futures	(88,602)
(150,271,931)
Net gain (loss)	(27,425,522)
Net increase (decrease) in net assets resulting from operations	$ (8,005,095)
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31
	2007	2006
Operations: Net investment income (loss)	$ 19,420,427	$ 17,995,718
Net realized gain (loss)	122,846,409	58,924,813
Change in net unrealized appreciation (depreciation)	(150,271,931)	98,885,982
Net increase (decrease) in net assets resulting from operations	(8,005,095)	175,806,513
Distributions to shareholders from: Net investment income: Class A	(13,677,685)	(16,100,036)
Class B	(1,939,768)	(1,938,310)
Net realized gains: Class A	(7,925,978)	(37,221,919)
Class B	(1,537,591)	(7,173,691)
Total distributions	(25,081,022)	(62,433,956)
Portfolio share transactions: Class A Proceeds from shares sold	30,297,612	40,524,596
Net assets acquired in tax-free reorganization	—	137,231,257
Reinvestment of distributions	21,603,663	53,321,955
Cost of shares redeemed	(218,373,492)	(119,759,898)
Net increase (decrease) in net assets from Class A share transactions	(166,472,217)	111,317,910
Class B Proceeds from shares sold	4,409,581	53,270,899
Net assets acquired in tax-free reorganization	—	47,215,059
Reinvestment of distributions	3,477,359	9,112,001
Cost of shares redeemed	(163,138,034)	(71,564,607)
Net increase (decrease) in net assets from Class B share transactions	(155,251,094)	38,033,352
Increase (decrease) in net assets	(354,809,428)	262,723,819
Net assets at beginning of period	1,183,341,313	920,617,494
Net assets at end of period (including undistributed net investment income of $19,200,356 and $15,397,382, respectively)	$ 828,531,885	$ 1,183,341,313
Other Information
Class A Shares outstanding at beginning of period	66,083,197	58,564,793
Shares sold	2,028,711	2,833,575
Shares issued in tax-free reorganization	—	9,458,080
Shares issued to shareholders in reinvestment of distributions	1,492,997	3,653,359
Shares redeemed	(14,628,331)	(8,426,610)
Net increase (decrease) in Class A shares	(11,106,623)	7,518,404
Shares outstanding at end of period	54,976,574	66,083,197
Class B Shares outstanding at beginning of period	12,713,676	10,109,241
Shares sold	292,792	3,689,964
Shares issued in tax-free reorganization	—	3,256,256
Shares issued to shareholders in reinvestment of distributions	239,488	620,552
Shares redeemed	(10,694,247)	(4,962,337)
Net increase (decrease) in Class B shares	(10,161,967)	2,604,435
Shares outstanding at end of period	2,551,709	12,713,676

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 15.02	$ 13.41	$ 12.65	$ 11.29	$ 8.76
Income (loss) from investment operations: Net investment income (loss)[a]	.29	.27	.24	.23	.20
Net realized and unrealized gain (loss)	(.56)	2.21	.75	1.32	2.53
Total from investment operations	(.27)	2.48	.99	1.55	2.73
Less distributions from: Net investment income	(.22)	(.28)	(.23)	(.19)	(.20)
Net realized gains	(.13)	(.59)	—	—	—
Total distributions	(.35)	(.87)	(.23)	(.19)	(.20)
Net asset value, end of period	$ 14.40	$ 15.02	$ 13.41	$ 12.65	$ 11.29
Total Return (%)	(1.86)	18.74	7.92	13.95	32.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	792	992	785	747	672
Ratio of expenses (%)	.78	.77	.78	.78	.79
Ratio of net investment income (%)	1.94	1.87	1.84	1.96	2.14
Portfolio turnover rate (%)	27	20	10	9	18
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 15.02	$ 13.39	$ 12.63	$ 11.27	$ 8.75
Income (loss) from investment operations: Net investment income (loss)[a]	.24	.22	.19	.18	.16
Net realized and unrealized gain (loss)	(.56)	2.19	.75	1.33	2.53
Total from investment operations	(.32)	2.41	.94	1.51	2.69
Less distributions from: Net investment income	(.16)	(.19)	(.18)	(.15)	(.17)
Net realized gains	(.13)	(.59)	—	—	—
Total distributions	(.29)	(.78)	(.18)	(.15)	(.17)
Net asset value, end of period	$ 14.41	$ 15.02	$ 13.39	$ 12.63	$ 11.27
Total Return (%)	(2.19)[b]	18.21[b]	7.51	13.53	31.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	191	135	117	66
Ratio of expenses before expense reduction (%)	1.15	1.16	1.17	1.16	1.18
Ratio of expenses after expense reduction (%)	1.13	1.16	1.17	1.16	1.18
Ratio of net investment income (%)	1.59	1.48	1.45	1.58	1.75
Portfolio turnover rate (%)	27	20	10	9	18
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2007

DWS Dreman Small Mid Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .77% and 1.15% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

This Portfolio is subject to stock market risk. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Small and mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. Small and mid-cap company stocks are typically less liquid than large company stocks. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with a lower price-to-book and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,306	$14,209	$25,455	$25,185
	Average annual total return	3.06%	12.42%	20.55%	9.68%
Russell 2500 Value Index	Growth of $10,000	$9,273	$12,006	$21,155	$25,157
	Average annual total return	-7.27%	6.28%	16.17%	9.66%
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,267	$14,043	$24,968	$20,987
	Average annual total return	2.67%	11.98%	20.08%	14.43%
Russell 2500 Value Index	Growth of $10,000	$9,273	$12,006	$21,155	$18,207
	Average annual total return	-7.27%	6.28%	16.17%	11.51%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,030.60	$ 1,026.70
Expenses Paid per $1,000*	$ 3.89	$ 5.82
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.37	$ 1,019.46
Expenses Paid per $1,000*	$ 3.87	$ 5.80
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.76%	1.14%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Dreman Small Mid Cap Value VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July before drifting lower in the late summer. A rally in September was sparked in part by the first of the US Federal Reserve Board's (the Fed's) three interest rate reductions. Volatility returned in the fourth quarter, as markets responded to further bad news about the potential impact of the subprime mortgage crisis. For the full year, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14%.

The Dreman Small Mid Cap Value VIP Portfolio (Class A shares, unadjusted for contract charges) returned 3.06% for the year, outperforming its benchmark, the Russell 2500® Value Index, which had a return of -7.27%. An overweight in energy and an underweight in financials, as well as stock selection in both of these sectors contributed to performance.1 Holdings in the energy sector that contributed significantly include Uranium Resources, Inc. and Atwood Oceanics, Inc. Other positives were Central European Distribution Corp.* and General Cable Corp.

The biggest detractor from performance relative to the benchmark was an underweight in the utilities sector. Other positions that detracted from performance include Sterling Financial Corp., a bank holding company with significant participation in the mortgage business, and retailer The Men's Wearhouse, Inc.

David N. Dreman E. Clifton Hoover, Jr. and Mark Roach
Lead Portfolio Manager Portfolio Managers, Dreman Value Management, L.L.C., Subadvisor to the Portfolio

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Small and mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. Small and mid-cap company stocks are typically less liquid than large company stocks. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 2500 Value Index is an unmanaged Index of those securities in the Russell 3000 Index with a lower price-to-book and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* As of December 31, 2007, the position was not held.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	97%	95%
Cash Equivalents	3%	4%
Closed-End Investment Company	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Financials	25%	22%
Industrials	20%	26%
Energy	12%	10%
Consumer Staples	12%	3%
Health Care	8%	9%
Information Technology	7%	11%
Consumer Discretionary	7%	5%
Materials	4%	8%
Utilities	4%	5%
Telecommunications Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 98. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Dreman Small Mid Cap Value VIP

	Shares	Value ($)

Common Stocks 96.5%
Consumer Discretionary 6.2%
Diversified Consumer Services 1.0%
Regis Corp. (a)	181,650	5,078,934
Household Durables 1.1%
Leggett & Platt, Inc. (a)	314,050	5,477,032
Media 0.7%
Idearc, Inc.	198,300	3,482,148
Specialty Retail 1.8%
Penske Automotive Group, Inc. (a)	252,800	4,413,888
The Men's Wearhouse, Inc. (a)	177,350	4,784,903
		9,198,791
Textiles, Apparel & Luxury Goods 1.6%
Hanesbrands, Inc.*	296,700	8,061,339
Consumer Staples 11.3%
Food & Staples Retailing 2.2%
Ruddick Corp. (a)	273,050	9,466,644
Weis Markets, Inc. (a)	38,350	1,531,699
		10,998,343
Food Products 7.3%
Del Monte Foods Co. (a)	756,750	7,158,855
Hormel Foods Corp.	159,800	6,468,704
Pilgrim's Pride Corp. (a)	220,000	6,369,000
Ralcorp Holdings, Inc.*	138,150	8,398,138
The J.M. Smucker Co.	159,200	8,189,248
		36,583,945
Tobacco 1.8%
Vector Group Ltd. (a)	444,686	8,920,401
Energy 11.3%
Energy Equipment & Services 6.0%
Atwood Oceanics, Inc.* (a)	153,200	15,356,768
Key Energy Services, Inc.*	423,450	6,093,446
Superior Energy Services, Inc.*	260,250	8,957,805
		30,408,019
Oil, Gas & Consumable Fuels 5.3%
Alon USA Energy, Inc.	189,400	5,147,892
Cimarex Energy Co.	196,600	8,361,398
Pinnacle Gas Resources, Inc. 144A*	241,000	1,103,780
St. Mary Land & Exploration Co.	173,650	6,704,626
Uranium Resources, Inc.*	413,383	5,159,020
		26,476,716
Financials 24.1%
Capital Markets 2.3%
FBR Capital Markets Corp. 144A*	95,600	915,848
Waddell & Reed Financial, Inc. "A"	294,750	10,637,528
		11,553,376
Commercial Banks 5.3%
Boston Private Financial Holdings, Inc. (a)	261,800	7,089,544
Huntington Bancshares, Inc. (a)	386,600	5,706,216
Sterling Financial Corp. (a)	229,723	3,857,049
UCBH Holdings, Inc. (a)	402,950	5,705,772
	Shares	Value ($)

Wachovia Corp.	107,299	4,080,581
		26,439,162
Diversified Financial Services 0.9%
CIT Group, Inc.	182,300	4,380,669
CMET Finance Holdings, Inc. 144A*	7,200	86,400
		4,467,069
Insurance 12.1%
Arch Capital Group Ltd.*	117,200	8,245,020
Argo Group International Holdings Ltd.* (a)	155,588	6,554,922
Endurance Specialty Holdings Ltd. (a)	222,350	9,278,666
Hanover Insurance Group, Inc. (a)	158,000	7,236,400
HCC Insurance Holdings, Inc.	238,450	6,838,746
IPC Holdings Ltd. (a)	257,700	7,439,799
Platinum Underwriters Holdings Ltd. (a)	250,750	8,916,670
Protective Life Corp.	155,100	6,362,202
		60,872,425
Real Estate Investment Trusts 3.5%
American Financial Realty Trust (REIT) (a)	632,400	5,071,848
Hospitality Properties Trust (REIT) (a)	165,700	5,338,854
Ventas, Inc. (REIT)	163,300	7,389,325
		17,800,027
Health Care 7.8%
Health Care Equipment & Supplies 5.0%
Beckman Coulter, Inc.	119,600	8,706,880
Hillenbrand Industries, Inc.	133,250	7,426,022
Kinetic Concepts, Inc.*	168,700	9,035,572
		25,168,474
Health Care Providers & Services 2.8%
Healthspring, Inc.*	390,200	7,433,310
Lincare Holdings, Inc.*	192,900	6,782,364
		14,215,674
Industrials 19.6%
Aerospace & Defense 5.6%
Alliant Techsystems, Inc.* (a)	93,800	10,670,688
Curtiss-Wright Corp.	198,300	9,954,660
DRS Technologies, Inc. (a)	139,550	7,573,378
		28,198,726
Commercial Services & Supplies 2.0%
HNI Corp.	162,900	5,711,274
Kelly Services, Inc. "A"	244,850	4,568,901
		10,280,175
Construction & Engineering 1.0%
Perini Corp.*	120,800	5,003,536
Electrical Equipment 3.9%
General Cable Corp.*	79,600	5,833,088
Hubbell, Inc. "B"	126,900	6,548,040
Regal-Beloit Corp. (a)	154,800	6,958,260
		19,339,388
	Shares	Value ($)

Industrial Conglomerates 1.4%
Walter Industries, Inc. (a)	197,000	7,078,210
Machinery 4.7%
Barnes Group, Inc. (a)	354,350	11,831,747
Kennametal, Inc. (a)	196,000	7,420,560
Mueller Water Products, Inc. "A" (a)	437,150	4,161,668
		23,413,975
Trading Companies & Distributors 1.0%
WESCO International, Inc.*	125,000	4,955,000
Information Technology 6.5%
Communications Equipment 3.0%
Arris Group, Inc.*	426,650	4,257,967
CommScope, Inc.*	219,200	10,786,832
		15,044,799
Electronic Equipment & Instruments 1.8%
Anixter International, Inc.* (a)	140,400	8,742,708
Software 1.7%
Jack Henry & Associates, Inc. (a)	354,250	8,622,445
Materials 4.0%
Chemicals 1.4%
Hercules, Inc.	359,950	6,965,033
Metals & Mining 2.6%
IAMGOLD Corp.	758,800	6,146,280
RTI International Metals, Inc.* (a)	100,150	6,903,339
		13,049,619
Telecommunication Services 1.4%
Diversified Telecommunication Services
Windstream Corp.	526,000	6,848,520
	Shares	Value ($)

Utilities 4.3%
Electric Utilities 2.7%
ALLETE, Inc.	161,250	6,382,275
IDACORP, Inc. (a)	207,250	7,299,345
		13,681,620
Independent Power Producers & Energy Traders 0.1%
Dynegy, Inc. "A"*	11,529	82,317
Mirant Corp.*	8,069	314,530
		396,847
Multi-Utilities 1.5%
Integrys Energy Group, Inc. (a)	142,800	7,381,332
Total Common Stocks (Cost $470,781,768)		484,203,808

Securities Lending Collateral 12.3%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $61,979,470)	61,979,470	61,979,470

Cash Equivalents 2.6%
Cash Management QP Trust, 4.67% (b) (Cost $13,162,414)	13,162,414	13,162,414
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $545,923,652)+	111.4	559,345,692
Other Assets and Liabilities, Net	(11.4)	(57,446,777)
Net Assets	100.0	501,898,915
* Non-income producing security.
+ The cost for federal income tax purposes was $545,923,652. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $13,422,040. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,893,017 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $56,470,977.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $58,989,969 which is 11.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $470,781,768 — including $58,973,119 of securities loaned)	$ 484,203,808
Investment in Daily Assets Fund Institutional (cost $61,979,470)*	61,979,470
Investment in Cash Management QP Trust (cost $13,162,414)	13,162,414
Total investments, at value (cost $545,923,652)	559,345,692
Cash	75
Receivable for investments sold	4,342,003
Dividends receivable	647,829
Interest receivable	135,695
Receivable for Portfolio shares sold	30,844
Other assets	11,819
Total assets	564,513,957
Liabilities
Payable upon return of securities loaned	61,979,470
Payable for Portfolio shares redeemed	142,395
Accrued management fee	339,291
Other accrued expenses and payables	153,886
Total liabilities	62,615,042
Net assets, at value	$ 501,898,915
Net Assets Consist of:
Undistributed net investment income	6,809,899
Net unrealized appreciation (depreciation) on: Investments	13,422,040
Foreign currency related transactions	452
Accumulated net realized gain (loss)	169,437,719
Paid-in capital	312,228,805
Net assets, at value	$ 501,898,915
Class A Net Asset Value, offering and redemption price per share ($468,370,231 ÷ 23,283,418 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.12
Class B Net Asset Value, offering and redemption price per share ($33,528,684 ÷ 1,669,556 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.08
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,225)	$ 7,505,239
Interest — Cash Management QP Trust	1,787,793
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	469,274
Total Income	9,762,306
Expenses: Management fee	4,418,373
Custodian fee	32,476
Distribution and service fee (Class B)	129,482
Record keeping fees (Class B)	64,766
Services to shareholders	1,722
Professional fees	80,060
Trustees' fees and expenses	39,814
Reports to shareholders	74,880
Other	31,183
Total expenses before expense reductions	4,872,756
Expense reductions	(9,077)
Total expenses after expense reductions	4,863,679
Net investment income (loss)	4,898,627
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	173,994,914
Change in net unrealized appreciation (depreciation) on: Investments	(153,504,376)
Foreign currency	498
(153,503,878)
Net gain (loss)	20,491,036
Net increase (decrease) in net assets resulting from operations	$ 25,389,663

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 4,898,627	$ 4,078,886
Net realized gain (loss)	173,994,914	91,462,667
Change in net unrealized appreciation (depreciation)	(153,503,878)	42,123,164
Net increase (decrease) in net assets resulting from operations	25,389,663	137,664,717
Distributions to shareholders from: Net investment income: Class A	(5,615,367)	(4,273,776)
Class B	(521,975)	(345,890)
Distributions to shareholders from: Net realized gains: Class A	(79,369,510)	(41,452,231)
Class B	(12,524,743)	(7,012,173)
Total distributions	(98,031,595)	(53,084,070)
Portfolio share transactions: Class A Proceeds from shares sold	42,602,597	35,405,526
Reinvestment of distributions	84,984,877	45,726,007
Cost of shares redeemed	(156,265,470)	(84,469,976)
Net increase (decrease) in net assets from Class A share transactions	(28,677,996)	(3,338,443)
Class B Proceeds from shares sold	12,637,109	5,496,550
Reinvestment of distributions	13,046,718	7,358,063
Cost of shares redeemed	(74,159,545)	(17,725,542)
Net increase (decrease) in net assets from Class B share transactions	(48,475,718)	(4,870,929)
Increase (decrease) in net assets	(149,795,646)	76,371,275
Net assets at beginning of period	651,694,561	575,323,286
Net assets at end of period (including undistributed net investment income of $6,809,899 and $3,855,010, respectively)	$ 501,898,915	$ 651,694,561
Other Information
Class A Shares outstanding at beginning of period	24,500,577	24,658,095
Shares sold	1,968,230	1,671,537
Shares issued to shareholders in reinvestment of distributions	4,200,933	2,176,393
Shares redeemed	(7,386,322)	(4,005,448)
Net increase (decrease) in Class A shares	(1,217,159)	(157,518)
Shares outstanding at end of period	23,283,418	24,500,577
Class B Shares outstanding at beginning of period	3,927,983	4,153,458
Shares sold	603,769	258,137
Shares issued to shareholders in reinvestment of distributions	644,282	349,884
Shares redeemed	(3,506,478)	(833,496)
Net increase (decrease) in Class B shares	(2,258,427)	(225,475)
Shares outstanding at end of period	1,669,556	3,927,983

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.93	$ 19.98	$ 20.05	$ 16.06	$ 11.66
Income (loss) from investment operations: Net investment income (loss)[a]	.18	.15	.19	.17	.19
Net realized and unrealized gain (loss)	.54	4.69	1.67	3.98	4.55
Total from investment operations	.72	4.84	1.86	4.15	4.74
Less distributions from: Net investment income	(.23)	(.18)	(.15)	(.16)	(.15)
Net realized gains	(3.30)	(1.71)	(1.78)	—	(.19)
Total distributions	(3.53)	(1.89)	(1.93)	(.16)	(.34)
Net asset value, end of period	$ 20.12	$ 22.93	$ 19.98	$ 20.05	$ 16.06
Total Return (%)	3.06	25.06	10.25	26.03	42.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	468	562	493	467	354
Ratio of expenses (%)	.78	.79	.79	.79	.80
Ratio of net investment income (%)	.85	.71	.96	.96	1.46
Portfolio turnover rate (%)	110	52	61	73	71
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.88	$ 19.93	$ 20.01	$ 16.03	$ 11.65
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.07	.11	.10	.13
Net realized and unrealized gain (loss)	.54	4.67	1.66	3.97	4.56
Total from investment operations	.64	4.74	1.77	4.07	4.69
Less distributions from: Net investment income	(.14)	(.08)	(.07)	(.09)	(.12)
Net realized gains	(3.30)	(1.71)	(1.78)	—	(.19)
Total distributions	(3.44)	(1.79)	(1.85)	(.09)	(.31)
Net asset value, end of period	$ 20.08	$ 22.88	$ 19.93	$ 20.01	$ 16.03
Total Return (%)	2.67	24.59	9.78	25.52	41.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	90	83	71	32
Ratio of expenses (%)	1.16	1.17	1.19	1.16	1.19
Ratio of net investment income (%)	.47	.33	.56	.59	1.07
Portfolio turnover rate (%)	110	52	61	73	71
[a] Based on average shares outstanding during the period.

Performance Summary December 31, 2007

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.38% and 1.76% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended December 31, 2007.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP from 5/5/1998 to 12/31/2007
[] DWS Global Thematic VIP — Class A [] MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,629	$17,007	$25,204	$21,509
	Average annual total return	6.29%	19.36%	20.31%	8.25%
MSCI World Index	Growth of $10,000	$10,904	$14,333	$21,887	$17,042
	Average annual total return	9.04%	12.75%	16.96%	5.67%
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,584	$16,810	$24,785	$22,246
	Average annual total return	5.84%	18.90%	19.91%	15.65%
MSCI World Index	Growth of $10,000	$10,904	$14,333	$21,887	$19,230
	Average annual total return	9.04%	12.75%	16.96%	12.62%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 5, 1998. Index returns began on April 30, 1998.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 954.90	$ 952.60
Expenses Paid per $1,000*	$ 5.42	$ 7.28
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,019.66	$ 1,017.74
Expenses Paid per $1,000*	$ 5.60	$ 7.53
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.10%	1.48%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Global Thematic VIP

Despite second half market volatility, the MSCI World Index — the Portfolio's benchmark — returned 9.04% during 2007. The Class A shares of the Portfolio (unadjusted for contract charges) returned 6.29%, underperforming the index.

To review, we look for long-term themes in the global economy, then we use a combination of quantitative analysis and intensive fundamental research to identify companies that we believe can benefit as these themes unfold. The theme Public/Private Partnerships, which focuses on companies that partner with governments and regulators to provide important public services, made the largest contribution to performance behind a surge in OMX AB*, the Nordic region's largest stock exchange. Performance also was helped by successful stock selection in the two weakest areas of the market — the financial and consumer discretionary sectors. The Portfolio's leading individual contributors were Gazprom, Archer Daniels Midland Co., and ABN AMRO Holding N.V.*, while the most significant detractors were Office Depot, Inc., the US-based convenience store chain Pantry, Inc., and the Japanese stock Orix Corp. A below-benchmark weighting in the strong-performing energy sector also hurt relative performance.

Equities' poor second half performance has created opportunities to purchase undervalued stocks in industries that have little or no connection to the troubled US subprime market. Our global thematic strategy allows us to invest in companies we believe are undervalued as a result of market sell-offs.

Oliver Kratz

Lead Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets around the world, including North America, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of December 31, 2007, the positions were not held.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	92%	93%
Cash Equivalents	4%	2%
Exchange Traded Funds	2%	3%
Preferred Stocks	2%	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/07	12/31/06

Financials	24%	23%
Industrials	21%	16%
Consumer Discretionary	13%	9%
Health Care	11%	10%
Information Technology	11%	15%
Consumer Staples	8%	5%
Materials	5%	7%
Energy	4%	11%
Telecommunication Services	3%	3%
Utilities	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/07	12/31/06

Continental Europe	39%	31%
United States	28%	28%
Asia (excluding Japan)	12%	14%
Latin America	7%	6%
Japan	6%	8%
United Kingdom	3%	7%
Middle East	2%	1%
Africa	2%	2%
Canada	1%	1%
Bermuda	—	2%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 108. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 92.6%
Argentina 0.5%
Banco Macro SA (ADR) (Cost $1,058,404)	31,200	771,888
Australia 0.5%
Australian Wealth Management Ltd. (Cost $766,162)	370,220	815,449
Austria 5.3%
Erste Bank der oesterreichischen Sparkassen AG	14,600	1,037,693
Flughafen Wien AG	12,400	1,432,341
Immoeast AG*	98,389	1,050,805
Wienerberger AG	90,037	4,973,645
(Cost $8,706,011)		8,494,484
Belgium 0.8%
Fortis (Cost $1,658,477)	51,400	1,335,743
Brazil 2.4%
Diagnosticos da America SA	36,100	741,008
Marfrig Frigorificos e Comercio de Alimentos SA*	90,500	771,066
Santos Brasil Participacoes SA (Units)*	126,000	1,875,842
SLC Agricola SA*	55,400	512,807
(Cost $3,439,759)		3,900,723
Canada 0.5%
Coalcorp Mining, Inc.*	70,735	152,658
Nexen, Inc.	22,200	722,042
(Cost $946,334)		874,700
China 0.4%
Sunshine Holdings Ltd. (Cost $657,117)	2,935,000	613,843
Denmark 1.5%
A P Moller-Maersk AS "B" (Cost $3,113,091)	231	2,448,063
Finland 0.3%
Metso Corp. (Cost $515,263)	9,000	485,719
France 2.4%
PPR	6,228	995,724
Sanofi-Aventis	17,968	1,642,284
Vallourec SA	4,507	1,213,304
(Cost $3,421,441)		3,851,312
Germany 9.0%
Air Berlin PLC* (a)	102,890	1,827,107
Axel Springer AG	10,945	1,563,662
Bilfinger Berger AG	16,900	1,282,338
Continental AG	13,740	1,781,779
Hamburger Hafen- und Logistik AG*	13,900	1,239,672
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	10,095	1,951,476
Siemens AG (Registered)	8,677	1,362,196
Symrise AG*	94,031	2,622,550
TUI AG*	31,314	869,663
(Cost $14,558,748)		14,500,443
	Shares	Value ($)

Hong Kong 3.2%
China Water Affairs Group Ltd.*	1,093,700	673,765
GOME Electrical Appliances Holdings Ltd.	635,000	1,606,075
Hongkong & Shanghai Hotels Ltd.	377,099	660,306
Hutchison Whampoa Ltd.	191,000	2,149,366
(Cost $4,495,730)		5,089,512
Hungary 0.5%
OTP Bank Nyrt. (Cost $765,118)	15,100	759,762
Indonesia 0.7%
PT Telekomunikasi Indonesia (ADR) (Cost $1,149,589)	25,000	1,050,250
Israel 0.7%
NICE Systems Ltd. (ADR)* (Cost $914,789)	33,200	1,139,424
Italy 2.9%
Gemina SpA	705,717	1,232,662
Mediolanum SpA (a)	248,800	1,970,047
UniCredito Italiano SpA	168,800	1,404,830
(Cost $4,642,122)		4,607,539
Japan 5.2%
Credit Saison Co., Ltd.	33,700	919,559
FANUC Ltd.	9,700	946,299
Mitsubishi Heavy Industries Ltd.	257,000	1,099,826
Mitsui Fudosan Co., Ltd.	51,000	1,102,209
Mizuho Financial Group, Inc.	154	730,583
ORIX Corp.	4,100	685,626
Ryobi Ltd.	123,000	660,050
Seven & I Holdings Co., Ltd.	45,000	1,308,621
Sony Financial Holdings, Inc.*	237	900,768
(Cost $7,946,362)		8,353,541
Kazakhstan 0.6%
Kazakhstan Kagazy PLC (GDR) 144A* (Cost $911,000)	182,200	956,550
Korea 3.9%
CDNetworks Co., Ltd.*	31,221	531,066
Daesang Corp.*	33,996	441,346
Kangwon Land, Inc.	37,400	976,671
Kookmin Bank	15,500	1,139,264
Kookmin Bank (ADR) (a)	23,200	1,701,024
Samsung Electronics Co., Ltd.	2,621	1,540,522
(Cost $6,357,435)		6,329,893
Luxembourg 0.7%
Tenaris SA (ADR) (Cost $1,256,567)	25,500	1,140,615
Malaysia 0.9%
AMMB Holdings Bhd.	785,600	899,278
Steppe Cement Ltd.*	114,601	627,293
(Cost $1,231,744)		1,526,571
Mexico 2.8%
Cemex SAB de CV (ADR)*	34,900	902,165
Empresas ICA SAB de CV (ADR)*	33,350	880,440
Grupo Televisa SA (ADR)	114,400	2,719,288
(Cost $4,705,134)		4,501,893
	Shares	Value ($)

Netherlands 2.3%
QIAGEN NV* (a)	102,900	2,209,930
TNT NV	37,400	1,556,310
(Cost $3,337,835)		3,766,240
Norway 0.5%
Cermaq ASA (Cost $992,139)	54,200	748,105
Poland 0.8%
Telekomunikacja Polska SA* (Cost $1,204,939)	143,900	1,311,117
Portugal 0.5%
Banco BPI SA (Registered) (Cost $796,053)	101,700	790,139
Russia 3.3%
Gazprom (ADR) (b)	7,350	416,745
Gazprom (ADR) (b)	45,432	2,558,359
Novorossiysk Sea Trade Port (GDR) 144A*	37,200	744,000
Open Investments (GDR) (REG S)*	31,400	1,216,750
Uralkali (GDR) 144A*	8,300	309,175
(Cost $4,358,134)		5,245,029
Singapore 0.4%
CapitaRetail China Trust (REIT)*	233,000	345,729
Food Empire Holdings Ltd.	699,000	370,106
(Cost $864,084)		715,835
South Africa 1.6%
Gold Fields Ltd.	81,300	1,166,128
Gold Fields Ltd. (ADR)	33,000	468,600
Lewis Group Ltd.	147,000	985,573
(Cost $2,859,631)		2,620,301
Sweden 1.3%
Tele2 AB "B" (Cost $1,903,904)	102,500	2,038,720
Switzerland 4.6%
Credit Suisse Group (Registered)	11,942	718,041
Julius Baer Holding AG (Registered)	19,957	1,622,178
SGS SA (Registered)	1,058	1,246,434
Synthes, Inc.	14,615	1,806,492
UBS AG (Registered) (b)	32,549	1,511,556
UBS AG (Registered) (b)	10,800	496,800
(Cost $7,583,466)		7,401,501
Taiwan 1.1%
Hon Hai Precision Industry Co., Ltd. (Cost $1,946,894)	286,000	1,766,671
Thailand 0.3%
Seamico Securities PCL (Foreign Registered)	2,375,800	238,391
Siam City Bank PCL (Foreign Registered)	670,700	298,664
(Cost $596,455)		537,055
Turkey 0.4%
Turkiye Is Bankasi (Isbank) "C" (Cost $349,789)	110,639	690,830
United Arab Emirates 1.5%
DP World Ltd.*	248,999	296,309
Emaar Properties	538,448	2,184,522
(Cost $2,082,339)		2,480,831
	Shares	Value ($)

United Kingdom 2.9%
AstraZeneca PLC	20,451	878,749
G4S PLC	257,743	1,245,064
GlaxoSmithKline PLC	99,393	2,522,279
(Cost $4,548,107)		4,646,092
United States 25.4%
Advanced Micro Devices, Inc.*	76,050	570,375
Akamai Technologies, Inc.*	41,900	1,449,740
AMR Corp.*	49,400	693,082
Archer-Daniels-Midland Co.	69,500	3,226,885
BMB Munai, Inc.* (a)	34,800	217,500
Caterpillar, Inc.	10,200	740,112
Chiquita Brands International, Inc.*	54,900	1,009,611
Cisco Systems, Inc.*	98,150	2,656,920
Citigroup, Inc.	52,900	1,557,376
Cogent, Inc.*	126,000	1,404,900
Corn Products International, Inc.	33,400	1,227,450
Dean Foods Co.	44,300	1,145,598
Exxon Mobil Corp.	15,300	1,433,457
Harley-Davidson, Inc.	25,700	1,200,447
Johnson & Johnson	41,350	2,758,045
Level 3 Communications, Inc.*	166,700	506,768
Mattel, Inc.	69,900	1,330,896
Merrill Lynch & Co., Inc.	42,500	2,281,400
Microsoft Corp.	34,900	1,242,440
Monster Worldwide, Inc.*	34,200	1,108,080
New York Times Co. "A" (a)	77,400	1,356,822
Office Depot, Inc.*	78,400	1,090,544
Pantry, Inc.*	43,700	1,141,881
Pfizer, Inc.	54,975	1,249,582
Stryker Corp.	15,200	1,135,744
Sun Microsystems, Inc.*	103,950	1,884,613
Symantec Corp.*	102,600	1,655,964
The Blackstone Group LP (Limited Partnership)	36,100	798,893
Wal-Mart Stores, Inc.	18,100	860,293
Wyeth	27,550	1,217,435
Yahoo!, Inc.*	32,600	758,277
(Cost $44,512,276)		40,911,130
Total Common Stocks (Cost $151,152,442)		149,217,513

Preferred Stocks 2.1%
Brazil 1.1%
Net Servicos de Comunicacao SA* (Cost $2,151,734)	151,300	1,813,407
Russia 1.0%
Sberbank (Cost $1,342,035)	503,922	1,511,766
Total Preferred Stocks (Cost $3,493,769)		3,325,173

Participatory Note 0.2%
United States 0.2%
Agility Capital, Inc. (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 3/17/2008 (Cost $499,500)	75,000	365,850

	Shares	Value ($)

Exchange Traded Funds 2.0%
Biotech HOLDRs Trust	5,500	889,680
iShares Nasdaq Biotechnology Index Fund (a)	29,225	2,372,485
Total Exchange Traded Funds (Cost $2,994,505)		3,262,165

Securities Lending Collateral 6.5%
Daily Asset Funds Institutional, 5.03% (c) (d) (Cost $10,557,700)	10,557,700	10,557,700

	Shares	Value ($)

Cash Equivalents 3.9%
Cash Management QP Trust, 4.67% (c) (Cost $6,232,327)	6,232,327	6,232,327
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $174,930,243)+	107.3	172,960,728
Other Assets and Liabilities, Net	(7.3)	(11,733,362)
Net Assets	100.0	161,227,366
* Non-income producing security.
+ The cost for federal income tax purposes was $177,044,367. At December 31, 2007, net unrealized depreciation for all securities based on tax cost was $4,083,639. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,493,060 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,576,699.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $10,059,412 which is 6.2% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

HOLDRs: Holding Company Depositary Receipts

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $158,140,216) — including $10,059,412 of securities loaned	$ 156,170,701
Investment in Daily Assets Fund Institutional (cost $10,557,700)*	10,557,700
Investment in Cash Management QP Trust (cost $6,232,327)	6,232,327
Total investments, at value (cost $174,930,243)	172,960,728
Foreign currency, at value (cost $884,478)	883,886
Dividends receivable	99,842
Interest receivable	27,265
Receivable for investments sold	61,817
Receivable for Portfolio shares sold	486
Foreign taxes recoverable	53,662
Due from Advisor	1,707
Other assets	3,823
Total assets	174,093,216
Liabilities
Cash overdraft	46,649
Payable for investments purchased	1,941,855
Payable upon return of securities loaned	10,557,700
Payable for Portfolio shares redeemed	31,497
Accrued management fee	138,822
Other accrued expenses and payables	149,327
Total liabilities	12,865,850
Net assets, at value	$ 161,227,366
Net Assets Consist of
Undistributed net investment income	1,638,227
Net unrealized appreciation (depreciation) on: Investments	(1,969,515)
Foreign currency	3,254
Accumulated net realized gain (loss)	36,969,225
Paid-in capital	124,586,175
Net assets, at value	$ 161,227,366
Class A Net Asset Value, offering and redemption price per share ($151,316,138 ÷ 9,660,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.66
Class B Net Asset Value, offering and redemption price per share ($9,911,228 ÷ 632,933 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.66
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $234,690)	$ 2,931,250
Interest	5,284
Interest — Cash Management QP Trust	263,974
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	146,502
Total Income	3,347,010
Expenses: Management fee	1,732,290
Services to shareholders	546
Custodian and accounting fees	586,182
Distribution and service fee (Class B)	38,519
Record keeping fees (Class B)	18,322
Professional fees	74,447
Trustees' fees and expenses	20,062
Reports to shareholders	26,527
Other	60,873
Total expenses before expense reductions	2,557,768
Expense reductions	(582,485)
Total expenses after expense reductions	1,975,283
Net investment income (loss)	1,371,727
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $71,747)	38,309,236
Foreign currency (net of foreign taxes of $126)	13,279
38,322,515
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign tax credit of $72,433)	(28,184,517)
Foreign currency	(273)
(28,184,790)
Net gain (loss)	10,137,725
Net increase (decrease) in net assets resulting from operations	$ 11,509,452

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 1,371,727	$ 1,139,734
Net realized gain (loss)	38,322,515	25,502,594
Change in net unrealized appreciation (depreciation)	(28,184,790)	8,974,038
Net increase (decrease) in net assets resulting from operations	11,509,452	35,616,366
Distributions to shareholders from: Net investment income: Class A	(976,630)	(572,746)
Class B	(67,864)	(42,929)
Net realized gains: Class A	(22,498,351)	(7,184,784)
Class B	(3,879,598)	(1,620,965)
Total distributions	(27,422,443)	(9,421,424)
Portfolio share transactions: Class A Proceeds from shares sold	32,962,118	39,340,554
Reinvestment of distributions	23,474,981	7,757,530
Cost of shares redeemed	(33,544,797)	(11,647,602)
Net increase (decrease) in net assets from Class A share transactions	22,892,302	35,450,482
Class B Proceeds from shares sold	5,026,580	5,266,200
Reinvestment of distributions	3,947,462	1,663,894
Cost of shares redeemed	(22,340,318)	(5,607,559)
Net increase (decrease) in net assets from Class B share transactions	(13,366,276)	1,322,535
Increase (decrease) in net assets	(6,386,965)	62,967,959
Net assets at beginning of period	167,614,331	104,646,372
Net assets at end of period (including undistributed net investment income of $1,638,227 and $963,505, respectively)	$ 161,227,366	$ 167,614,331
Other Information
Class A Shares outstanding at beginning of period	8,197,243	5,887,898
Shares sold	1,983,290	2,556,665
Shares issued to shareholders in reinvestment of distributions	1,533,310	513,064
Shares redeemed	(2,053,430)	(760,384)
Net increase (decrease) in Class A shares	1,463,170	2,309,345
Shares outstanding at end of period	9,660,413	8,197,243
Class B Shares outstanding at beginning of period	1,443,479	1,359,840
Shares sold	302,846	334,421
Shares issued to shareholders in reinvestment of distributions	257,164	109,756
Shares redeemed	(1,370,556)	(360,538)
Net increase (decrease) in Class B shares	(810,546)	83,639
Shares outstanding at end of period	632,933	1,443,479

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 17.39	$ 14.44	$ 11.78	$ 10.39	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.15[c]	.12	.04	.09
Net realized and unrealized gain (loss)	.88	4.02	2.58	1.48	2.25
Total from investment operations	1.02	4.17	2.70	1.52	2.34
Less distributions from: Net investment income	(.11)	(.09)	(.04)	(.13)	(.03)
Net realized gains	(2.64)	(1.13)	—	—	—
Total distributions	(2.75)	(1.22)	(.04)	(.13)	(.03)
Net asset value, end of period	$ 15.66	$ 17.39	$ 14.44	$ 11.78	$ 10.39
Total Return (%)[b]	6.29	30.14[c]	22.94	14.76	29.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	151	143	85	63	55
Ratio of expenses before expense reductions (%)	1.44	1.38	1.41	1.44	1.48
Ratio of expenses after expense reductions (%)	1.11	1.04	1.28	1.43	1.17
Ratio of net investment income (%)	.82	.92[c]	.98	.38	1.02
Portfolio turnover rate (%)	191	136	95	81	65
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 17.38	$ 14.43	$ 11.78	$ 10.38	$ 8.06
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.09[c]	.07	.00[d]	.04
Net realized and unrealized gain (loss)	.90	4.02	2.58	1.48	2.29
Total from investment operations	.97	4.11	2.65	1.48	2.33
Less distributions from: Net investment income	(.05)	(.03)	—	(.08)	(.01)
Net realized gains	(2.64)	(1.13)	—	—	—
Total distributions	(2.69)	(1.16)	—	(.08)	(.01)
Net asset value, end of period	$ 15.66	$ 17.38	$ 14.43	$ 11.78	$ 10.38
Total Return (%)[b]	5.84	29.65[c]	22.50	14.33	28.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	25	20	13	6
Ratio of expenses before expense reductions (%)	1.81	1.76	1.79	1.84	1.87
Ratio of expenses after expense reductions (%)	1.47	1.43	1.65	1.83	1.64
Ratio of net investment income (%)	.46	.53[c]	.61	.02	.55
Portfolio turnover rate (%)	191	136	95	81	65
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.
[d] Amount is less than $.005 per share.

Performance Summary December 31, 2007

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .67% and 1.07% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Lehman Brothers GNMA Index

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,595	$11,320	$12,010	$16,674
	Average annual total return	5.95%	4.22%	3.73%	5.25%
Lehman Brothers GNMA Index	Growth of $10,000	$10,698	$11,549	$12,396	$17,655
	Average annual total return	6.98%	4.92%	4.39%	5.85%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,543	$11,183	$11,770	$12,208
	Average annual total return	5.43%	3.80%	3.31%	3.69%
Lehman Brothers GNMA Index	Growth of $10,000	$10,698	$11,549	$12,396	$12,911
	Average annual total return	6.98%	4.92%	4.39%	4.75%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,052.70	$ 1,049.30
Expenses Paid per $1,000*	$ 3.26	$ 5.17
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.03	$ 1,020.16
Expenses Paid per $1,000*	$ 3.21	$ 5.09
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.63%	1.00%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Government & Agency Securities VIP

The period began with a yield curve that was slightly inverted between two and 30 years, meaning that short-term rates were actually higher than long-term rates.1 As the period progressed, market expectations were increasingly for stronger economic growth, and inflationary concerns caused the yield curve to steepen somewhat. The last half of the fiscal year was the most eventful and did the most to determine fixed-income investor returns. In particular, the summer saw extreme volatility occasioned by the subprime mortgage crisis. As investors sought to protect against risks that were difficult to assess, liquidity disappeared in the broader fixed-income markets. Ultimately, this risk aversion caused a period of very high financial market volatility as well as a flight to quality, the principal manifestation of which was increased interest in US Treasury securities. The yield curve steepened significantly and rates fell across all maturities, as bond market participants anticipated US Federal Reserve Board (the Fed) easing of short-term rates. Between September and November, the Fed lowered the benchmark short-term rate by 100 basis points (one basis point equals .01%) to its year-end level of 4.25%.

During the 12-month period ended December 31, 2007, the Portfolio provided a total return of 5.95% (Class A shares, unadjusted for contract charges) compared with the 6.98% return of its benchmark, the Lehman Brothers GNMA Index. The Portfolio's return exceeded the 4.66% average return of the 15 funds in its Lipper category, U.S. Mortgage Funds.

Early in the year, our focus on high-coupon mortgages worked well as prepayments remained low and we were able to earn attractive income. During the latter half of the year, we implemented a shift toward lower coupon mortgages as a defensive measure against a possible rise in prepayments as rates declined. This constrained performance to a degree as the market viewed increased prepayments as less of a threat in a tight credit and refinancing environment. Our modest exposure to conventional mortgages such as those backed by Freddie Mac and Fannie Mae also held back performance as GNMA benefited from the market's strong focus on credit quality.2 Performance benefited from strategic exposure to TIPS (Treasury Inflation Protected Securities) as Fed easing raised inflation expectations. Going forward, we will continue to monitor the credit and interest rate environment closely as we seek to maintain an attractive dividend for investors.

William Chepolis, CFA and Matthew F. MacDonald

Co-Managers
Deutsche Investment Management Americas Inc.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper U.S. Mortgage Funds category consists of funds that invest at least 65% of fund assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
2 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/07	12/31/06

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	61%	53%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	36%	32%
Cash Equivalents	2%	10%
US Treasury Obligations	1%	5%
	100%	100%
Quality	12/31/07	12/31/06

AAA*	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	12/31/07	12/31/06

Average Maturity	5.9 years	5.6 years
Average Duration	3.5 years	3.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 119. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.
Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith and Credit of the US Government 56.6%
Government National Mortgage Association:
5.0%, with various maturities from 4/20/2033 until 7/20/2036	30,430,776	29,861,068
5.5%, with various maturities from 10/15/2032 until 11/15/2035	39,580,408	39,852,869
6.0%, with various maturities from 4/15/2013 until 11/15/2037	21,560,827	22,075,163
6.5%, with various maturities from 3/15/2014 until 10/15/2037	18,633,747	19,298,696
7.0%, with various maturities from 10/15/2026 until 7/15/2036	1,803,881	1,891,213
7.5%, with various maturities from 4/15/2026 until 1/15/2037	2,243,412	2,369,845
9.5%, with various maturities from 6/15/2013 until 12/15/2022	53,765	59,589
10.0%, with various maturities from 2/15/2016 until 3/15/2016	18,689	21,208
Total Agencies Backed By the Full Faith and Credit of the US Government (Cost $115,575,141)		115,429,651

Agencies Not Backed by the Full Faith and Credit of the US Government 37.3%
Federal Farm Credit Bank, 4.875%, 12/16/2015	12,000,000	12,415,464
Federal Home Loan Bank, 5.5%, 8/13/2014	13,000,000	14,011,816
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	54,809	54,049
5.5%, with various maturities from 2/1/2017 until 11/1/2034	15,049,670	15,014,498
5.73%*, 4/1/2037	2,962,055	2,997,937
5.77%*, 10/1/2036	2,816,396	2,854,408
5.872%*, 11/1/2036	1,243,890	1,266,085
5.891%*, 9/1/2036	1,155,715	1,173,603
6.5%, 9/1/2032	150,328	155,418
7.0%, with various maturities from 5/1/2029 until 8/1/2035	1,475,042	1,531,838
7.5%, with various maturities from 1/1/2027 until 5/1/2032	120,197	128,337
8.0%, 11/1/2030	2,164	2,354
8.5%, 7/1/2030	2,738	3,001
Federal National Mortgage Association:
5.0%, with various maturities from 10/1/2033 until 2/1/2034	10,624,039	10,365,223
5.5%, with various maturities from 2/1/2033 until 6/1/2034	3,548,710	3,550,379
6.0%, 9/1/2035	10,000,000	10,154,688
	Principal Amount ($)	Value ($)

7.0%, with various maturities from 9/1/2013 until 7/1/2034	470,755	491,712
8.0%, 12/1/2024	12,566	13,626
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $75,647,538)		76,184,436

Collateralized Mortgage Obligations 14.5%
Federal Home Loan Mortgage Corp.:
"MO", Series 3171, Principal Only, Zero Coupon, 6/15/2036	914,007	678,847
"GZ", Series 2906, 5.0%, 9/15/2034	1,451,840	1,299,182
"FT", Series 3346, 5.378%*, 10/15/2033	2,864,459	2,848,845
Federal National Mortgage Association,"LO", Series 2005-50, Principal Only, Zero Coupon, 6/25/2035	1,112,575	753,298
Government National Mortgage Association:
"JO", Series 2006-22, Principal Only, Zero Coupon, 4/20/2036	1,086,551	812,192
"PO", Series 2006-25, Principal Only, Zero Coupon, 5/20/2036	904,168	678,424
"OD", Series 2006-36, Principal Only, Zero Coupon, 7/16/2036	605,050	482,686
"GD", Series 2004-26, 5.0%, 11/16/2032	2,184,000	2,128,701
"LG", Series 2003- 70, 5.0%, 8/20/2033	4,000,000	3,765,087
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	458,757
"ZM", Series 2004-24, 5.0%, 4/20/2034	1,801,136	1,630,628
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	927,557
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,267,039	1,149,499
"YZ", Series 2007-7, 5.0%, 2/16/2037	630,778	629,200
"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	963,568
"FH", Series 1999-18, 5.278%*, 5/16/2029	2,422,481	2,412,119
"FE", Series 2003-57, 5.328%*, 3/16/2033	170,382	168,849
"ZB", Series 2003-85, 5.5%, 10/20/2033	2,401,923	2,266,119
"B", Series 2005-88, 5.5%, 11/20/2035	1,804,000	1,771,679
"ZA", Series 2006-7, 5.5%, 2/20/2036	1,879,924	1,785,888
"ZW", Series 2007-36, 5.5%, 6/16/2037	706,687	706,042
"FB", Series 2001-28, 5.528%*, 6/16/2031	792,471	794,769
"PH" Series 2002- 84, 6.0%, 11/16/2032	500,000	503,543
Total Collateralized Mortgage Obligations (Cost $29,339,386)		29,615,479
	Principal Amount ($)	Value ($)

US Treasury Obligations 1.7%
US Treasury Bill, 3.7%**, 1/17/2008 (a)	428,000	427,529
US Treasury Inflation Indexed Note, 2.0%, 4/15/2012	1,544,355	1,600,579
US Treasury Note, 3.375%, 11/30/2012	1,500,000	1,494,962
Total US Treasury Obligations (Cost $3,523,894)		3,523,070
	Shares	Value ($)

Cash Equivalents 2.4%
Cash Management QP Trust, 4.67% (b) (Cost $4,800,048)	4,800,048	4,800,048
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $228,886,007)+	112.5	229,552,684
Other Assets and Liabilities, Net	(12.5)	(25,522,513)
Net Assets	100.0	204,030,171
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $228,916,950. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $635,734. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,620,975 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,985,241.
(a) At December 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At December 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	3/19/2008	258	28,997,403	29,254,783	(257,380)
30 Year US Treasury Bond	3/19/2008	56	6,565,205	6,517,000	48,205
Total net unrealized depreciation					(209,175)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments Investments in securities, at value (cost $224,085,959)	$ 224,752,636
Investments in Cash Management QP Trust (cost $4,800,048)	4,800,048
Total investments, at value (cost $228,886,007)	229,552,684
Receivable for investments sold	60,522,840
Interest receivable	1,275,870
Due from Advisor	9,022
Other assets	4,425
Total assets	291,364,841
Liabilities
Cash overdraft	691,564
Payable for investments purchased	26,409,835
Payable for investments purchased — mortgage dollar rolls	59,152,924
Payable for daily variation margin on open futures contracts	163,470
Payable for Portfolio shares redeemed	597,778
Accrued management fee	110,945
Other accrued expenses and payables	208,154
Total liabilities	87,334,670
Net assets, at value	$ 204,030,171
Net Assets Consist of
Undistributed net investment income	10,227,324
Net unrealized appreciation (depreciation) on: Investments	666,677
Futures	(209,175)
Accumulated net realized gain (loss)	(2,681,050)
Paid-in capital	196,026,395
Net assets, at value	$ 204,030,171
Class A Net Asset Value, offering and redemption price per share ($199,044,759 ÷ 16,080,508 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.38
Class B Net Asset Value, offering and redemption price per share ($4,985,412 ÷ 403,813 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Interest	$ 10,745,591
Interest — Cash Management QP Trust	1,146,052
Total Income	11,891,643
Expenses: Management fee	1,209,630
Custodian fee	18,834
Distribution service fee (Class B)	38,854
Services to shareholders	924
Record keeping fees (Class B)	20,185
Professional fees	78,260
Trustees' fees and expenses	35,135
Reports to shareholders	73,344
Other	25,706
Total expenses before expense reductions	1,500,872
Expense reductions	(48,623)
Total expenses after expense reductions	1,452,249
Net investment income	10,439,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(69,929)
Futures	(1,243,624)
Written options	27,232
(1,286,321)
Change in net unrealized appreciation (depreciation) on: Investments	3,495,499
Futures	(221,834)
3,273,665
Net gain (loss)	1,987,344
Net increase (decrease) in net assets resulting from operations	$ 12,426,738

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 10,439,394	$ 11,691,142
Net realized gain (loss)	(1,286,321)	(1,278,409)
Change in net unrealized appreciation (depreciation)	3,273,665	(560,933)
Net increase (decrease) in net assets resulting from operations	12,426,738	9,851,800
Distributions to shareholders from: Net investment income: Class A	(10,212,645)	(8,821,928)
Class B	(1,469,899)	(1,559,664)
Total distributions	(11,682,544)	(10,381,592)
Portfolio share transactions: Class A Proceeds from shares sold	30,397,968	9,888,675
Reinvestment of distributions	10,212,645	8,821,928
Cost of shares redeemed	(53,955,468)	(51,098,907)
Net increase (decrease) in net assets from Class A share transactions	(13,344,855)	(32,388,304)
Class B Proceeds from shares sold	9,440,856	2,370,667
Reinvestment of distributions	1,469,899	1,559,664
Cost of shares redeemed	(38,336,134)	(17,355,673)
Net increase (decrease) in net assets from Class B share transactions	(27,425,379)	(13,425,342)
Increase (decrease) in net assets	(40,026,040)	(46,343,438)
Net assets at beginning of period	244,056,211	290,399,649
Net assets at end of period (including undistributed net investment income of $10,227,324 and $11,470,474, respectively)	$ 204,030,171	$ 244,056,211
Other Information
Class A Shares outstanding at beginning of period	17,174,275	19,851,802
Shares sold	2,509,518	824,144
Shares issued to shareholders in reinvestment of distributions	862,554	749,527
Shares redeemed	(4,465,839)	(4,251,198)
Net increase (decrease) in Class A shares	(1,093,767)	(2,677,527)
Shares outstanding at end of period	16,080,508	17,174,275
Class B Shares outstanding at beginning of period	2,706,547	3,838,802
Shares sold	788,569	196,489
Shares issued to shareholders in reinvestment of distributions	124,042	132,399
Shares redeemed	(3,215,345)	(1,461,143)
Net increase (decrease) in Class B shares	(2,302,734)	(1,132,255)
Shares outstanding at end of period	403,813	2,706,547

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.28	$ 12.26	$ 12.55	$ 12.54	$ 12.84
Income (loss) from investment operations: Net investment income[a]	.58	.55	.51	.44	.31
Net realized and unrealized gain (loss)	.12	(.06)	(.20)	.03	(.04)
Total from investment operations	.70	.49	.31	.47	.27
Less distributions from: Net investment income	(.60)	(.47)	(.50)	(.35)	(.35)
Net realized gains	—	—	(.10)	(.11)	(.22)
Total distributions	(.60)	(.47)	(.60)	(.46)	(.57)
Net asset value, end of period	$ 12.38	$ 12.28	$ 12.26	$ 12.55	$ 12.54
Total Return (%)	5.95[b]	4.16	2.57	3.75	2.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	211	243	280	347
Ratio of expenses before expense reductions(%)	.66	.67	.63	.61	.61
Ratio of expenses after expense reductions (%)	.63	.67	.63	.61	.61
Ratio of net investment income (loss) (%)	4.77	4.56	4.17	3.59	2.50
Portfolio turnover rate (%)[c]	465	241	191	226	511
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 629%, 403%, 325%, 391% and 536% for the periods ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 12.23	$ 12.52	$ 12.51	$ 12.82
Income (loss) from investment operations: Net investment income[a]	.53	.50	.47	.40	.27
Net realized and unrealized gain (loss)	.12	(.06)	(.21)	.02	(.04)
Total from investment operations	.65	.44	.26	.42	.23
Less distributions from: Net investment income	(.55)	(.42)	(.45)	(.30)	(.32)
Net realized gains	—	—	(.10)	(.11)	(.22)
Total distributions	(.55)	(.42)	(.55)	(.41)	(.54)
Net asset value, end of period	$ 12.35	$ 12.25	$ 12.23	$ 12.52	$ 12.51
Total Return (%)	5.43[b]	3.74	2.24	3.36	1.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	33	47	49	38
Ratio of expenses before expense reductions(%)	1.04	1.07	1.02	1.00	.98
Ratio of expenses after expense reductions (%)	1.01	1.07	1.02	1.00	.98
Ratio of net investment income (%)	4.39	4.16	3.78	3.21	2.13
Portfolio turnover rate (%)[c]	465	241	191	226	511
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 629%, 403%, 325%, 391% and 536% for the periods ended December 31, 2007, December 31, 2006, December 30, 2005, December 31, 2004 and December 31, 2003, respectively.

Performance Summary December 31, 2007

DWS Growth Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.62% for Class B shares. The total portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2007 is 1.33% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Growth Allocation VIP from 8/16/2004 to 12/31/2007
[] DWS Growth Allocation VIP — Class B [] Russell 1000® Index [] Lehman Brothers US Aggregate Index

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Growth Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,558	$12,610	$13,909
	Average annual total return	5.58%	8.04%	10.28%
Russell 1000 Index	Growth of $10,000	$10,577	$12,978	$14,430
	Average annual total return	5.77%	9.08%	11.63%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,697	$11,431	$11,572
	Average annual total return	6.97%	4.56%	4.48%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Growth Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on the expense ratios from the Underlying DWS Portfolio's most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,005.50
Expenses Paid per $1,000*	$ 2.88
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.33
Expenses Paid per $1,000*	$ 2.91
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,005.50
Expenses Paid per $1,000**	$ 6.57
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,018.65
Expenses Paid per $1,000**	$ 6.61
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.57%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.73%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Growth Allocation VIP

Equity markets were generally strong during the first half of 2007, but down in the last half, particularly in the fourth quarter, when markets responded to further bad news about the potential impact of the subprime mortgage crisis. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14% for the full year 2007. Return of the Lehman Brothers US Aggregate Index, which is considered indicative of broad bond market trends, was 6.97% for the 12-month period.

For the 12 months ended December 31, 2007, the Portfolio's Class B shares (unadjusted for contract charges) had a return of 5.58%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indices that represent each asset class. The Portfolio's return was below that of its bond and equity benchmarks.

The Portfolio's allocation between equity and fixed-income funds remained close to its target of 75% equity and 25% fixed income during the first half of 2007, but with equities overweighted throughout the period.1 This overweight was positive for returns in the first half of the year, as equities outperformed fixed income, but was negative during the last half of the year. A change in strategic allocation implemented in July contributed to performance. As an example of this change, an increase in the Portfolio's allocation to international equities, with a corresponding reduction in US equities contributed, since international equities (as measured by the MSCI EAFE® Index) outperformed US equities. Another example was a reduction in the value tilt in both large cap and small cap, as growth stocks performed better than value stocks — also a positive. In the fixed-income portion of the Portfolio, a position in high-yield bonds added to performance in the first half of the year, but detracted in the last half. At mid-year, an increased strategic allocation to cash equivalents, with a corresponding reduction in bonds, detracted from performance.

Tactical asset allocation was marginally negative for performance. A tactical underweight of cash equivalents with a corresponding overweight in investment-grade bonds contributed to performance. On balance, the performance of the underlying funds detracted from returns. Although equity funds in all three categories (large cap, small cap and international) contributed positively, this contribution was offset by fixed-income fund underperformance.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East) Index is composed of approximately 1,100 companies in 21 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Growth Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/07	12/31/06

Equity Funds	79%	75%
Fixed Income — Bond Funds	19%	18%
Fixed Income — Money Market Fund	2%	7%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 129. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Growth Allocation VIP

	Shares	Value ($)

Equity Funds 79.1%
DWS Blue Chip VIP "A"	5,290	77,501
DWS Capital Growth VIP "A"	39,171	799,480
DWS Davis Venture Value VIP "A"	239,599	3,495,756
DWS Dreman High Return Equity VIP "A"	20,683	297,835
DWS Dreman Small Mid Cap Value VIP "A"	72,009	1,448,814
DWS Global Opportunities VIP "A"	7,431	135,846
DWS Global Thematic VIP "A"	33,392	523,258
DWS Growth & Income VIP "A"	359,169	3,882,614
DWS Health Care VIP "A"	61,193	898,308
DWS International Select Equity VIP "A"	3,985	66,793
DWS International VIP "A"	315,997	4,743,111
DWS Large Cap Value VIP "A"	373,829	7,181,263
DWS Mid Cap Growth VIP "A"	1,913	26,032
DWS RREEF Real Estate Securities VIP "A"	27,258	437,768
DWS Small Cap Growth VIP "A"	54,941	827,956
DWS Technology VIP "A"	112,009	1,199,621
Total Equity Funds (Cost $24,690,320)		26,041,956
	Shares	Value ($)

Fixed Income — Bond Funds 19.2%
DWS Core Fixed Income VIP "A"	506,276	5,984,182
DWS Government & Agency Securities VIP "A"	299	3,697
DWS High Income VIP "A"	34,601	270,236
DWS Strategic Income VIP "A"	5,977	69,876
Total Fixed Income — Bond Funds (Cost $6,219,622)		6,327,991

Fixed Income — Money Market Fund 2.1%
Cash Management QP Trust (Cost $687,342)	687,342	687,342
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $31,597,284)+	100.4	33,057,289
Other Assets and Liabilities, Net	(0.4)	(143,025)
Net Assets	100.0	32,914,264
+ The cost for federal income tax purposes was $31,601,624. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $1,455,665. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,668,562 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $212,897.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $30,909,942)	$ 32,369,947
Investment in Cash Management QP Trust (cost $687,342)	687,342
Total investments, at value (cost $31,597,284)	33,057,289
Interest receivable	9,909
Other assets	4,345
Total assets	33,071,543
Liabilities
Accrued management fee	8,858
Other accrued expenses and payables	148,421
Total liabilities	157,279
Net assets, at value	$ 32,914,264
Net Assets Consist of
Undistributed net investment income	5,144,244
Net unrealized appreciation (depreciation) on investments	1,460,005
Accumulated net realized gain (loss)	23,802,958
Paid-in capital	2,507,057
Net assets, at value	$ 32,914,264
Class B Net Asset Value, offering and redemption price per share ($32,914,264÷ 2,590,950 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.70

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 4,083,633
Interest — Cash Management QP Trust	233,109
Total Income	4,316,742
Expenses: Management fee	296,674
Services to shareholders	123
Custodian and accounting fees	52,444
Distribution service fee	494,456
Record keeping fees	283,190
Professional fees	63,995
Trustees' fees and expenses	25,172
Reports to shareholders	14,844
Other	9,906
Total expenses before expense reductions	1,240,804
Expense reductions	(98,891)
Total expenses after expense reductions	1,141,913
Net investment income (loss)	3,174,829
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	20,218,941
Capital gain distributions from Underlying Affiliated Portfolios	6,249,842
26,468,783
Change in net unrealized appreciation (depreciation) on investments	(16,832,031)
Net gain (loss)	9,636,752
Net increase (decrease) in net assets resulting from operations	$ 12,811,581

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 3,174,829	$ 2,461,081
Net realized gain (loss)	26,468,783	11,769,458
Change in net unrealized appreciation (depreciation)	(16,832,031)	10,477,889
Net increase (decrease) in net assets resulting from operations	12,811,581	24,708,428
Distributions to shareholders from: Net investment income: Class B	(4,126,872)	(1,665,343)
Net realized gains: Class B	(10,532,122)	(1,700,403)
Total share distributions	(14,658,994)	(3,365,746)
Portfolio share transactions: Class B Proceeds from shares sold	5,915,221	17,704,517
Reinvestment of distributions	14,658,994	3,365,746
Cost of shares redeemed	(194,804,275)	(30,803,312)
Net increase (decrease) in net assets from Class B share transactions	(174,230,060)	(9,733,049)
Increase (decrease) in net assets	(176,077,473)	11,609,633
Net assets at beginning of period	208,991,737	197,382,104
Net assets at end of period (including undistributed net investment income of $5,144,244 and $4,067,143, respectively)	$ 32,914,264	$ 208,991,737
Other Information
Class B Shares outstanding at beginning of period	16,154,379	16,920,311
Shares sold	462,860	1,481,587
Shares issued to shareholders in reinvestment of distributions	1,205,509	281,181
Shares redeemed	(15,231,798)	(2,528,700)
Net increase (decrease) in Class B shares	(13,563,429)	(765,932)
Shares outstanding at end of period	2,590,950	16,154,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.94	$ 11.67	$ 11.03	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.14	.11	(.03)
Net realized and unrealized gain (loss)	.47	1.33	.55	1.06
Total from investment operations	.68	1.47	.66	1.03
Less distributions from: Net investment income	(.26)	(.10)	—	—
Net realized gains	(.66)	(.10)	(.02)	—
Total distributions	(.92)	(.20)	(.02)	—
Net asset value, end of period	$ 12.70	$ 12.94	$ 11.67	$ 11.03
Total Return (%)[c,d]	5.58	12.66	6.02	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	209	197	47
Ratio of expenses before expense reductions (%)[e]	.63	.62	.65	1.38*
Ratio of expenses after expense reductions (%)[e]	.58	.57	.60	0.75*
Ratio of net investment income (loss) (%)	1.60	1.20	1.01	(0.69)*
Portfolio turnover rate (%)	31	45	20	15
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Performance Summary December 31, 2007

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .70% and 1.10% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended December 31, 2007.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index

The Credit Suisse High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,096	$11,586	$16,232	$15,718
	Average annual total return	.96%	5.03%	10.17%	4.63%
Credit Suisse High Yield Index	Growth of $10,000	$10,265	$11,748	$16,826	$18,073
	Average annual total return	2.65%	5.52%	10.97%	6.10%
DWS High Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,054	$11,448	$15,929	$16,326
	Average annual total return	.54%	4.61%	9.76%	9.32%
Credit Suisse High Yield Index	Growth of $10,000	$10,265	$11,748	$16,826	$17,321
	Average annual total return	2.65%	5.52%	10.97%	10.49%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 979.90	$ 978.70
Expenses Paid per $1,000*	$ 3.39	$ 5.49
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.78	$ 1,019.66
Expenses Paid per $1,000*	$ 3.47	$ 5.60
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.68%	1.10%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS High Income VIP

High-yield bonds provided a positive total return during 2007, but the gains were confined to the first half of the year. During this time, the market was supported by abundant liquidity, and investors' hearty appetite for risk. The second half of 2007 proved more challenging, as the combination of weakness in the subprime mortgage sector, tighter liquidity, slower economic growth and weakening corporate earnings led to heightened investor risk aversion and rising yield spreads relative to US Treasuries.

The Portfolio's Class A shares provided a total return of 0.96% (unadjusted for contract charges) for the 12 months ended December 31, 2007. In comparison, the Credit Suisse High Yield Index returned 2.65%. The Portfolio's performance was helped by an underweight in housing and real estate development issues, which underperformed, as well as our decision to avoid both Delphi and Countrywide Financial.1 Also helping performance was an underweight position in Realogy Corp. and an overweight in Kansas City Southern Railroad Co. Among the largest detractors were the homebuilder K. Hovanian Enterprises; Tropicana Entertainment LLC, which lost its gaming license in Atlantic City; Alliance Mortgage; and the lack of a position in Calpine.

We remain cautiously optimistic on the outlook for the high-yield asset class, believing its fundamentals remain strong. Additionally, the asset class enters 2008 with a yield substantially above that of US Treasuries — a positive starting point. Having said that, we believe our bottom-up, research-driven approach can prove well-suited to the more risk-conscious environment likely to characterize the months ahead, during which the avoidance of downside risk in specific issues is likely to prove critical to outperformance.

Gary Sullivan, CFA
Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Credit Suisse High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS High Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Corporate Bonds	89%	98%
Senior Loans	7%	—
Cash Equivalents	3%	1%
Other Investments	1%	1%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/07	12/31/06

Consumer Discretionary	22%	25%
Financials	14%	16%
Industrials	13%	10%
Materials	11%	15%
Energy	11%	8%
Telecommunication Services	8%	8%
Utilities	7%	9%
Health Care	6%	2%
Information Technology	4%	4%
Consumer Staples	4%	2%
Sovereign Bonds	—	1%
	100%	100%
Quality	12/31/07	12/31/06

Cash Equivalents	3%	1%
BBB	4%	3%
BB	29%	30%
B	51%	50%
CCC	13%	16%
	100%	100%

Asset allocation, bond diversification and foreign bonds diversification and quality are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 138. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 88.2%
Consumer Discretionary 19.8%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	488,392	446,879
Affinia Group, Inc., 9.0%, 11/30/2014	905,000	814,500
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,305,000	1,226,700
American Achievement Corp., 8.25%, 4/1/2012	255,000	248,625
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	347,180	297,872
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	590,000	522,150
8.0%, 3/15/2014	250,000	236,250
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	420,000	367,500
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	510,000	409,275
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	335,000	338,769
Caesars Entertainment, Inc., 8.875%, 9/15/2008	620,000	641,130
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	380,000	371,925
Carrols Corp., 9.0%, 1/15/2013	250,000	227,500
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	940,000	916,500
10.25%, 9/15/2010	2,005,000	1,964,900
11.0%, 10/1/2015	2,157,000	1,757,955
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	285,000	375,016
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	325,000	257,563
CSC Holdings, Inc.:
7.25%, 7/15/2008	540,000	540,675
Series B, 8.125%, 7/15/2009	450,000	457,313
Series B, 8.125%, 8/15/2009	900,000	915,750
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	165,000	158,606
Dollar General Corp., 144A, 10.625%, 7/15/2015	470,000	431,225
Dollarama Group LP, 144A, 10.599%**, 8/15/2012	387,000	387,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	665,000	661,675
7.125%, 2/1/2016	650,000	663,000
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	720,000	624,600
Foot Locker, Inc., 8.5%, 1/15/2022	175,000	161,000
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	1,935,000	1,412,550
	Principal Amount ($)(a)	Value ($)

General Motors Corp.:
7.2%, 1/15/2011	1,645,000	1,513,400
7.4%, 9/1/2025	530,000	384,250
8.375%, 7/15/2033	1,070,000	861,350
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,585,000	1,684,062
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	505,000	499,950
Group 1 Automotive, Inc., 8.25%, 8/15/2013	250,000	241,250
Hanesbrands, Inc., Series B, 8.204%**, 12/15/2014	755,000	747,450
Hertz Corp.:
8.875%, 1/1/2014	1,180,000	1,196,225
10.5%, 1/1/2016 (b)	310,000	320,850
Idearc, Inc., 8.0%, 11/15/2016	2,140,000	1,963,450
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	330,000	318,450
ION Media Networks, Inc., 144A, 11.493%**, 1/15/2013	515,000	506,631
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	760,000	623,200
Jarden Corp., 7.5%, 5/1/2017	420,000	361,200
Kabel Deutschland GmbH, 10.625%, 7/1/2014	115,000	120,750
Lamar Media Corp., 144A, 6.625%, 8/15/2015	330,000	320,925
Liberty Media LLC:
5.7%, 5/15/2013 (b)	95,000	88,009
8.25%, 2/1/2030	765,000	734,125
8.5%, 7/15/2029 (b)	735,000	719,927
Majestic Star Casino LLC, 9.5%, 10/15/2010	95,000	89,775
Mediacom Broadband LLC, 8.5%, 10/15/2015	40,000	35,450
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	255,000	262,650
Metaldyne Corp., 11.0%, 6/15/2012 (b)	140,000	90,300
MGM MIRAGE:
6.75%, 9/1/2012	215,000	209,356
8.375%, 2/1/2011 (b)	475,000	485,688
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	880,000	880,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012 (b)	1,385,000	1,246,500
Penske Automotive Group, Inc., 7.75%, 12/15/2016	1,260,000	1,178,100
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	525,000	534,187
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	325,000	312,000
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	420,000	315,525
Quiksilver, Inc., 6.875%, 4/15/2015	560,000	480,200
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	345,000	288,938
Sabre Holdings Corp., 8.35%, 3/15/2016	460,000	409,400
	Principal Amount ($)(a)	Value ($)

Seminole Hard Rock Entertainment, Inc., 144A, 7.491%**, 3/15/2014	590,000	563,450
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	410,000	397,700
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,655,000	1,224,700
7.875%, 1/15/2014	310,000	286,750
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	302,000	307,663
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	755,000	713,475
Six Flags, Inc., 9.75%, 4/15/2013	230,000	172,500
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	490,000	476,525
Station Casinos, Inc., 6.5%, 2/1/2014	1,000,000	750,000
Toys "R" Us, Inc., 7.375%, 10/15/2018	425,000	307,063
Travelport LLC:
9.749%**, 9/1/2014	390,000	377,325
9.875%, 9/1/2014	395,000	400,925
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	1,100,000	837,375
United Components, Inc., 9.375%, 6/15/2013	80,000	79,000
Unity Media GmbH, 144A, 10.375%, 2/15/2015	255,000	260,100
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	1,420,000	1,293,975
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	430,000	599,605
144A, 8.0%, 11/1/2016 EUR	190,000	261,817
Vitro SAB de CV:
8.625%, 2/1/2012 (b)	335,000	314,900
9.125%, 2/1/2017	780,000	717,600
Series A, 11.75%, 11/1/2013 (b)	215,000	224,138
XM Satellite Radio, Inc., 9.75%, 5/1/2014	985,000	952,987
Young Broadcasting, Inc., 8.75%, 1/15/2014	2,405,000	1,710,556
		51,088,055
Consumer Staples 3.8%
Alliance One International, Inc., 8.5%, 5/15/2012	250,000	243,750
Del Laboratories, Inc., 8.0%, 2/1/2012	420,000	436,800
Delhaize America, Inc.:
8.05%, 4/15/2027	190,000	200,290
9.0%, 4/15/2031	1,017,000	1,175,831
General Nutrition Centers, Inc., 10.009%**, 3/15/2014 (PIK)	590,000	557,550
Harry & David Holdings, Inc., 10.124%**, 3/1/2012	360,000	338,400
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	2,081,750	1,915,210
Pierre Foods, Inc., 9.875%, 7/15/2012	290,000	211,700
Pilgrim's Pride Corp., 7.625%, 5/1/2015	210,000	206,325
Rite Aid Corp., 7.5%, 3/1/2017	690,000	608,063
	Principal Amount ($)(a)	Value ($)

Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	580,000	561,150
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	150,000	188,604
Viskase Companies, Inc., 11.5%, 6/15/2011	3,100,000	3,100,000
		9,743,673
Energy 7.4%
Belden & Blake Corp., 8.75%, 7/15/2012	2,280,000	2,302,800
Chaparral Energy, Inc., 8.5%, 12/1/2015	600,000	540,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	325,000	312,000
6.875%, 1/15/2016	1,421,000	1,406,790
7.75%, 1/15/2015	220,000	224,400
Cimarex Energy Co., 7.125%, 5/1/2017	410,000	402,825
Delta Petroleum Corp., 7.0%, 4/1/2015	1,115,000	953,325
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	195,000	188,175
8.375%, 5/1/2016	945,000	923,737
Energy Partners Ltd., 9.75%, 4/15/2014	405,000	382,725
Frontier Oil Corp., 6.625%, 10/1/2011	365,000	363,175
Mariner Energy, Inc.:
7.5%, 4/15/2013	145,000	139,563
8.0%, 5/15/2017	340,000	323,425
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	505,000	499,950
Plains Exploration & Production Co., 7.0%, 3/15/2017	245,000	234,281
Quicksilver Resources, Inc., 7.125%, 4/1/2016	325,000	319,313
Sabine Pass LNG LP, 7.5%, 11/30/2016	1,370,000	1,308,350
Stone Energy Corp., 6.75%, 12/15/2014	1,450,000	1,344,875
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	420,000	451,755
Tesoro Corp., 6.5%, 6/1/2017	675,000	668,250
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	330,000	287,925
Whiting Petroleum Corp.:
7.0%, 2/1/2014	500,000	495,000
7.25%, 5/1/2012	680,000	669,800
7.25%, 5/1/2013	165,000	162,525
Williams Companies, Inc.:
8.125%, 3/15/2012	1,365,000	1,486,144
8.75%, 3/15/2032	1,885,000	2,304,412
Williams Partners LP, 7.25%, 2/1/2017	420,000	432,600
		19,128,120
Financials 13.1%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	1,250,000	1,025,000
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,370,000	876,800
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	250,000	222,500
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	360,000	434,229
	Principal Amount ($)(a)	Value ($)

Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	2,385,000	2,587,725
E*TRADE Financial Corp.:
7.375%, 9/15/2013	740,000	569,800
7.875%, 12/1/2015	1,160,000	884,500
8.0%, 6/15/2011	920,000	798,100
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	2,960,000	2,563,831
7.375%, 10/28/2009	3,240,000	3,049,637
7.875%, 6/15/2010	1,790,000	1,651,574
GMAC LLC, 6.875%, 9/15/2011	6,055,000	5,180,016
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	780,000	780,000
144A, 8.875%, 4/1/2015 (PIK)	895,000	886,050
144A, 9.75%, 4/1/2017	630,000	626,850
Hexion US Finance Corp., 9.75%, 11/15/2014	470,000	507,600
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	335,000	298,988
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	500,000	485,625
iPayment, Inc., 9.75%, 5/15/2014	475,000	444,125
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	460,000	423,200
144A, 10.0%, 5/1/2015	320,000	285,600
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	430,000	410,650
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	575,000	461,437
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015	820,000	816,925
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	355,000	330,594
144A, 7.0%, 5/1/2017	355,000	324,825
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015	335,000	305,687
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	325,000	204,750
Residential Capital LLC:
5.646%**, 6/9/2008	160,000	136,800
7.625%, 11/21/2008	810,000	643,950
7.782%**, 11/21/2008	1,290,000	1,025,550
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	280,000	207,200
Tropicana Entertainment LLC, 9.625%, 12/15/2014	1,370,000	869,950
U.S.I. Holdings Corp.:
144A, 8.744%**, 11/15/2014	255,000	218,025
144A, 9.75%, 5/15/2015	150,000	120,750
UCI Holdco, Inc., 12.491%**, 12/15/2013 (PIK)	574,851	543,234
Universal City Development Partners, 11.75%, 4/1/2010	2,125,000	2,199,375
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015 (b)	320,000	294,800
		33,696,252
Health Care 4.8%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	620,000	570,400
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	665,000	674,975
Boston Scientific Corp., 6.0%, 6/15/2011	410,000	395,650
	Principal Amount ($)(a)	Value ($)

Community Health Systems, Inc., 8.875%, 7/15/2015	3,010,000	3,066,437
HCA, Inc.:
9.125%, 11/15/2014	760,000	790,400
9.25%, 11/15/2016	1,330,000	1,396,500
9.625%, 11/15/2016 (PIK)	670,000	708,525
HEALTHSOUTH Corp., 10.75%, 6/15/2016	560,000	585,200
IASIS Healthcare LLC, 8.75%, 6/15/2014	315,000	315,000
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	420,000	418,950
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	420,000	423,150
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	515,000	468,650
The Cooper Companies, Inc., 7.125%, 2/15/2015	840,000	816,900
Universal Hospital Services, Inc., 8.5%, 6/1/2015 (PIK)	295,000	297,950
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	505,000	373,700
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,215,000	1,169,438
		12,471,825
Industrials 11.8%
Actuant Corp., 144A, 6.875%, 6/15/2017	335,000	331,650
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	590,000	492,650
Allied Security Escrow Corp., 11.375%, 7/15/2011	769,000	722,860
American Color Graphics, Inc., 10.0%, 6/15/2010	850,000	459,000
American Color Graphics, Inc., Promissory Note due 3/15/2008 (f)	51,000	27,540
American Railcar Industries, Inc., 7.5%, 3/1/2014	420,000	396,900
ARAMARK Corp.:
8.411%**, 2/1/2015	585,000	570,375
8.5%, 2/1/2015 (b)	680,000	688,500
Baldor Electric Co., 8.625%, 2/15/2017	420,000	432,600
Belden, Inc., 7.0%, 3/15/2017	420,000	409,500
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	265,000	259,038
144A, 8.0%, 11/15/2014 (b)	115,000	120,175
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	500,000	502,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,560,000	1,450,800
Building Materials Corp. of America, 7.75%, 8/1/2014	585,000	447,525
Cenveo Corp., 7.875%, 12/1/2013	1,062,000	946,507
Congoleum Corp., 8.625%, 8/1/2008*	1,200,000	900,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	210,000	207,375
6.875%, 11/1/2013 (b)	655,000	651,725
7.625%, 2/1/2018	1,450,000	1,468,125
Education Management LLC, 8.75%, 6/1/2014	430,000	431,613
Esco Corp.:
144A, 8.625%, 12/15/2013	730,000	730,000
144A, 8.866%**, 12/15/2013	430,000	421,400
	Principal Amount ($)(a)	Value ($)

General Cable Corp.:
7.125%, 4/1/2017	500,000	490,000
7.606%**, 4/1/2015	505,000	479,750
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	335,000	313,225
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	420,000	363,300
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	330,000	346,913
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,600,000	1,088,000
8.875%, 4/1/2012	1,495,000	852,150
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	335,000	325,788
7.625%, 12/1/2013	1,085,000	1,070,081
9.375%, 5/1/2012	1,065,000	1,115,587
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	380,000	380,475
9.5%, 10/1/2008	2,705,000	2,759,100
Mobile Services Storage Group, 9.75%, 8/1/2014	775,000	713,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	675,000	690,187
Panolam Industries International, Inc., 10.75%, 10/1/2013	265,000	230,550
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	1,560,000	1,443,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	112,000	121,380
RBS Global, Inc. & Rexnord Corp., 9.5%, 8/1/2014	370,000	366,300
Ship Finance International Ltd., 8.5%, 12/15/2013	415,000	420,706
Swift Transportation Co., 144A, 12.5%, 5/15/2017 (b)	340,000	175,525
Tenneco, Inc., 144A, 8.125%, 11/15/2015	245,000	242,550
Titan International, Inc., 8.0%, 1/15/2012	1,325,000	1,278,625
TransDigm, Inc., 7.75%, 7/15/2014	260,000	263,900
U.S. Concrete, Inc., 8.375%, 4/1/2014 (b)	470,000	411,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	230,000	208,725
7.0%, 2/15/2014	1,095,000	917,062
Xerox Capital Trust I, 8.0%, 2/1/2027	315,000	314,602
		30,450,089
Information Technology 2.9%
Alion Science & Technology Corp., 10.25%, 2/1/2015	350,000	298,375
First Data Corp., 144A, 9.875%, 9/24/2015	485,000	451,050
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	420,000	374,850
L-3 Communications Corp.:
5.875%, 1/15/2015	1,280,000	1,235,200
Series B, 6.375%, 10/15/2015	705,000	694,425
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	1,410,000	1,165,012
MasTec, Inc., 7.625%, 2/1/2017	610,000	573,400
Sanmina-SCI Corp.:
144A, 7.741%**, 6/15/2010	196,000	195,510
8.125%, 3/1/2016	235,000	208,269
	Principal Amount ($)(a)	Value ($)

Seagate Technology HDD Holdings, 6.8%, 10/1/2016	800,000	780,000
SunGard Data Systems, Inc., 10.25%, 8/15/2015	1,090,000	1,114,525
Vangent, Inc., 9.625%, 2/15/2015	350,000	300,125
		7,390,741
Materials 10.7%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	235,000	230,594
ARCO Chemical Co., 9.8%, 2/1/2020	3,790,000	3,676,300
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	850,000	544,000
Cascades, Inc., 7.25%, 2/15/2013	1,246,000	1,168,125
Chemtura Corp., 6.875%, 6/1/2016	720,000	676,800
Clondalkin Acquisition BV, 144A, 6.991%**, 12/15/2013	540,000	510,300
CPG International I, Inc.:
10.5%, 7/1/2013	1,190,000	1,124,550
12.13%**, 7/1/2012	280,000	268,800
Exopack Holding Corp., 11.25%, 2/1/2014	1,415,000	1,386,700
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	665,000	713,212
GEO Specialty Chemicals, Inc., 144A, 13.729%**, 12/31/2009 (c)	3,044,000	2,283,000
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	295,000	286,887
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	435,000	391,500
Hexcel Corp., 6.75%, 2/1/2015	1,735,000	1,700,300
Huntsman LLC, 11.625%, 10/15/2010	1,277,000	1,353,620
Innophos, Inc., 8.875%, 8/15/2014	190,000	189,050
Jefferson Smurfit Corp., 8.25%, 10/1/2012 (b)	620,000	610,700
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,145,000	961,800
Massey Energy Co.:
6.625%, 11/15/2010	125,000	122,188
6.875%, 12/15/2013	590,000	556,075
Metals USA Holdings Corp., 144A, 11.231%**, 7/1/2012 (PIK)	565,000	463,300
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	200,000	149,000
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	475,000	437,000
Mueller Water Products, Inc., 7.375%, 6/1/2017	245,000	218,969
Neenah Foundry Co., 9.5%, 1/1/2017	120,000	96,600
NewMarket Corp., 7.125%, 12/15/2016	1,045,000	1,034,550
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	475,000	663,223
Pliant Corp., 11.625%, 6/15/2009 (PIK)	11	11
Radnor Holdings Corp., 11.0%, 3/15/2010*	265,000	1,988
Rhodia SA, 144A, 7.482%**, 10/15/2013 EUR	475,000	671,903
	Principal Amount ($)(a)	Value ($)

Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	835,000	806,819
8.375%, 7/1/2012	420,000	416,850
Steel Dynamics, Inc.:
144A, 6.75%, 4/1/2015	675,000	651,375
144A, 7.375%, 11/1/2012	155,000	155,775
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	905,000	884,637
The Mosaic Co., 144A, 7.625%, 12/1/2014	755,000	807,850
TriMas Corp., 9.875%, 6/15/2012	258,000	251,550
Witco Corp., 6.875%, 2/1/2026	360,000	289,800
Wolverine Tube, Inc., 10.5%, 4/1/2009	770,000	731,500
		27,487,201
Telecommunication Services 6.7%
BCM Ireland Preferred Equity Limited, 144A, 11.58%**, 2/15/2017 (PIK) EUR	479,970	645,518
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	1,640,000	1,402,200
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	995,000	1,034,800
10.125%, 6/15/2013	335,000	351,750
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	795,000	796,987
8.375%, 1/15/2014	450,000	438,750
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	930,000	871,875
Embratel, Series B, 11.0%, 12/15/2008 (b)	197,000	206,358
Grupo Iusacell Cellular SA de CV, 10.0%, 3/31/2012	285,718	284,289
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015	95,000	95,238
9.25%, 6/15/2016	285,000	286,425
11.25%, 6/15/2016	860,000	887,950
Intelsat Corp., 9.0%, 6/15/2016	330,000	332,475
Intelsat Ltd., 5.25%, 11/1/2008	325,000	320,937
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	700,000	703,500
iPCS, Inc., 7.036%**, 5/1/2013	200,000	188,500
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	975,000	916,500
Millicom International Cellular SA, 10.0%, 12/1/2013	685,000	729,525
Nortel Networks Ltd., 144A, 9.493%**, 7/15/2011	780,000	760,500
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	170,000	160,650
Qwest Corp., 7.25%, 9/15/2025	145,000	136,300
Rural Cellular Corp., 9.875%, 2/1/2010	775,000	804,062
Stratos Global Corp., 9.875%, 2/15/2013	330,000	348,150
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	950,000	983,250
US Unwired, Inc., Series B, 10.0%, 6/15/2012	980,000	1,038,969
	Principal Amount ($)(a)	Value ($)

Virgin Media Finance PLC: 8.75%, 4/15/2014 EUR	700,000	1,000,408
8.75%, 4/15/2014	990,000	982,575
West Corp., 9.5%, 10/15/2014	500,000	490,000
		17,198,441
Utilities 7.2%
AES Corp.:
144A, 8.0%, 10/15/2017	830,000	848,675
144A, 8.75%, 5/15/2013	1,504,000	1,569,800
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	2,355,000	2,513,963
CMS Energy Corp., 8.5%, 4/15/2011	1,030,000	1,109,526
Edison Mission Energy, 7.0%, 5/15/2017	760,000	746,700
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,240,000	1,246,200
Mirant Americas Generation LLC, 8.3%, 5/1/2011	610,000	611,525
Mirant North America LLC, 7.375%, 12/31/2013	300,000	300,750
NRG Energy, Inc.:
7.25%, 2/1/2014	1,560,000	1,521,000
7.375%, 2/1/2016	1,830,000	1,784,250
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,665,000	1,754,927
Regency Energy Partners LP, 8.375%, 12/15/2013	575,000	592,250
Reliant Energy, Inc., 7.875%, 6/15/2017	840,000	831,600
Sierra Pacific Resources:
6.75%, 8/15/2017	975,000	986,301
8.625%, 3/15/2014	200,000	213,706
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	1,820,000	1,801,800
		18,432,973
Total Corporate Bonds (Cost $242,672,301)		227,087,370

Senior Loans** 6.8%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 5.974%, 4/2/2014	248,051	233,710
Aleris International, Inc.: Term Loan B, LIBOR plus 2.375%, 6.599%, 12/14/2013	165,000	149,985
Term Loan, LIBOR plus 2.375%, 6.599%, 12/19/2013	169,146	153,753
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 11.474%, 6/4/2010*	700,000	70,000
Bausch & Lomb, Inc. Term Loan B, LIBOR plus 3.25%, 7.474%, 4/11/2015	661,000	658,899
Buffets, Inc.:
Letter of Credit, 7.7%, 5/1/2013	128,602	106,868
Term Loan B, 7.74%, 1/13/2011	1,129,087	938,272
Dollar General Corp., Term Loan B, LIBOR plus 2.75%, 6.974%, 7/6/2014	390,000	359,071
Energy Future Holdings Corp.:
Term Loan B3, LIBOR plus 3.5%, 7.724%, 10/10/2014	2,480,000	2,444,362
Term Loan B1, LIBOR plus 3.5%, 7.724%, 10/10/2014	3,805,000	3,739,459
	Principal Amount ($)(a)	Value ($)

First Data Corp., Term Loan B1, LIBOR plus 2.75%, 6.974%, 9/17/2014	1,291,638	1,227,579
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.474%, 9/16/2013	245,000	223,813
Golden Nugget, 8.22%, 6/16/2014	460,000	418,600
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 6.224%, 3/26/2014	18,026	17,305
Term Loan B, LIBOR plus 2.0%, 6.224%, 3/26/2014	211,441	201,450
HCA, Inc., Term Loan A1, 6.83%, 11/18/2012	1,281,601	1,219,123
IASIS Healthcare LLC, 10.315%, 6/15/2014	400,653	377,615
Local TV on Satellite LLC, Term Loan B, LIBOR plus 2.25%, 6.474%, 5/7/2013	238,750	225,320
Longview Power LLC:
Demand Draw, 7.125%, 4/1/2014	68,700	66,552
Letter of Credit, 7.125%, 4/1/2014	30,000	29,069
Term Loan B, 7.25%, 4/1/2014	90,000	87,225
Rail America, Inc., 7.81%, 10/2/2008	720,000	707,400
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 6.474%, 9/30/2014	412,595	376,015
Symbion, Inc.:
Term Loan A, 8.21%, 8/23/2013	199,500	194,016
Term Loan B, 8.21%, 8/23/2014	199,500	193,266
Telesat Canada, Inc.:
Term Loan B, LIBOR plus 3.0%, 7.224%, 10/31/2014	686,068	660,341
Term Loan B, LIBOR plus 3.0%, 7.224%, 10/31/2014	206,681	201,753
Term Loan B, LIBOR plus 3.0%, 7.224%, 10/31/2014	170,126	166,502
8.09%, 9/1/2014	177,124	172,192
9.0%, 10/31/2008	1,285,000	1,236,812
Tribune Co., Term Loan B, 8.244%, 5/24/2014	835,650	719,901
Total Senior Loans (Cost $18,782,677)		17,576,228
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	95	0
	Shares	Value ($)

DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	1,350	0
Total Warrants (Cost $1)		0
	Units	Value ($)

Other Investments 0.7%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,100,000	929,500
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,735,000	954,250
Total Other Investments (Cost $2,347,542)		1,883,750
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
GEO Specialty Chemicals, Inc.*	24,225	20,591
Total Common Stocks (Cost $290,952)		22,466

Preferred Stocks 0.0%
ION Media Networks:
Series AI, 144A, 12.0%*	30,000	1,815
Series B, 12.0%*	5,000	303
144A, 12.0%	3	18,150
Total Preferred Stocks (Cost $46,019)		20,268

Securities Lending Collateral 2.7%
Daily Assets Fund Institutional, 5.03% (d) (e) (Cost $6,836,017)	6,836,017	6,836,017

Cash Equivalents 3.1%
Cash Management QP Trust, 4.67% (d) (Cost $7,887,827)	7,887,827	7,887,827
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $278,863,336)+	101.5	261,313,926
Other Assets and Liabilities, Net	(1.5)	(3,836,662)
Net Assets	100.0	257,477,264
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	11.474%	6/4/2010	700,000	USD	700,000	70,000
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,021,050	900,000
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	234,313	1,988
					1,955,363	971,988
+ The cost for federal income tax purposes was $278,930,380. At December 31, 2007, net unrealized depreciation for all securities based on tax cost was $17,616,454. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,513,264 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,129,718.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $6,535,627 which is 2.5% of net assets.
(c) Security has deferred interest payment of $92,407 from April 1, 2006.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.
(f) Security issued in lieu of interest payment due 12/15/2007, which has been deferred until 3/15/2008. This security is deemed to be non-income producing.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At December 31, 2007, the Portfolio had unfunded loan commitments of $288,148 which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	163,795	163,590	(205)
Longview Power LLC, Term Delay Draw, 4/1/2014	34,394	35,166	772
Telesat Canada, Inc., Term Delay Draw, 9/1/2014	89,959	88,897	(1,062)
Total net unrealized depreciation	288,148	287,653	(495)

At December 31, 2007, open credit default swap contracts as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/4/2007 12/20/2008	430,000[1]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2008	(1,757)
10/5/2007 12/20/2008	255,000[2]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2008	(913)
10/20/2007 12/20/2008	845,000[3]	Fixed — 3.5%	Ford Motor Co., 6.5%, 8/1/2008	(5,313)
10/23/2007 12/20/2009	485,000[4]	Fixed — 4.65%	Ford Motor Co., 6.5%, 8/1/2008	(5,809)
12/13/2007 12/20/2009	400,000[5]	Fixed — 5.05%	Ford Motor Co., 6.5%, 8/1/2008	(6,134)
10/3/2007 12/20/2008	430,000[2]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(2,041)
10/4/2007 12/20/2008	450,000[6]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(5,347)
10/20/2007 12/20/2008	845,000[3]	Fixed — 3.05%	General Motors Corp., 7.125%, 7/15/2013	(6,639)
11/21/2007 12/20/2008	430,000[5]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	3,206
12/15/2007 12/20/2008	535,000[3]	Fixed — 2.9%	Tenet Healthcare Corp., 7.375%, 2/1/2013	(2,724)
Total net unrealized depreciation on credit default swaps				(33,471)
Counterparties: [1] Goldman Sachs & Co. [2] JPMorgan Chase [3] Lehman Brothers, Inc. [4] Morgan Stanley Co., Inc. [5] Merrill Lynch, Pierce, Fenner & Smith, Inc. [6] Citigroup Global Markets, Inc.

At December 31, 2006, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation US ($)
USD	251,939	EUR	175,400	1/3/2008	4,519
EUR	3,193,000	USD	4,747,097	1/3/2008	78,505
Total unrealized appreciation					83,024
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation US ($)
EUR	3,056,225	USD	4,460,285	2/4/2008	(10,712)
Total unrealized depreciation					(10,712)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $264,139,492) — including $6,535,627 of securities loaned	$ 246,590,082
Investment in Daily Assets Fund Institutional (cost $6,836,017)*	6,836,017
Investment in Cash Management QP Trust (cost $7,887,827)	7,887,827
Total investments, at value (cost $278,863,336)	261,313,926
Foreign currency, at value (cost $92)	93
Receivable for investments sold	1,202,836
Receivable for Portfolio shares sold	19,126
Interest receivable	5,272,810
Unrealized appreciation on credit default swap contracts	3,206
Unrealized appreciation on forward foreign currency exchange contracts	83,024
Net receivable on closed forward foreign currency exchange contracts	10,500
Foreign taxes recoverable	4,403
Other assets	3,867
Total assets	267,913,791
Liabilities
Cash overdraft	23,894
Payable for investments purchased	2,912,386
Payable for Portfolio shares redeemed	259,448
Payable upon return of securities loaned	6,836,017
Unrealized depreciation on credit default swap contracts	36,677
Unrealized depreciation on forward foreign currency exchange contracts	10,712
Unrealized depreciation on unfunded loan commitments	495
Accrued management fee	134,168
Other accrued expenses and payables	222,730
Total liabilities	10,436,527
Net assets, at value	$ 257,477,264
Net Assets Consist of
Undistributed net investment income	24,527,293
Net unrealized appreciation (depreciation) on: Investments	(17,549,410)
Credit default swap contracts	(33,471)
Unfunded loan commitments	(495)
Foreign currency	95,404
Accumulated net realized gain (loss)	(114,129,983)
Paid-in capital	364,567,926
Net assets, at value	$ 257,477,264
Class A Net Asset Value, offering and redemption price per share ($247,620,031 ÷ 31,702,335 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.81
Class B Net Asset Value, offering and redemption price per share ($9,857,233 ÷ 1,262,331 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.81
* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Interest (net of foreign taxes withheld of $1,020)	$ 27,053,362
Dividends	783
Interest — Cash Management QP Trust	346,939
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	92,076
Total Income	27,493,160
Expenses: Management fee	1,912,439
Custodian fee	26,546
Distribution service fee (Class B)	63,359
Services to shareholders	375
Record keeping fees (Class B)	32,137
Professional fees	122,770
Trustees' fees and expenses	25,304
Reports to shareholders	67,853
Other	70,183
Total expenses before expense reductions	2,320,966
Expense reductions	(6,820)
Total expenses after expense reductions	2,314,146
Net investment income (loss)	25,179,014
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,846,396)
Credit default swaps	93,187
Foreign currency	(611,797)
(2,365,006)
Change in net unrealized appreciation (depreciation) on: Investments	(17,335,877)
Credit default swap contracts	(137,249)
Unfunded loan commitments	(495)
Foreign currency	142,206
(17,331,415)
Net gain (loss)	(19,696,421)
Net increase (decrease) in net assets resulting from operations	$ 5,482,593

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 25,179,014	$ 29,073,209
Net realized gain (loss)	(2,365,006)	(4,241,151)
Change in net unrealized appreciation (depreciation)	(17,331,415)	12,833,965
Net increase (decrease) in net assets resulting from operations	5,482,593	37,666,023
Distributions to shareholders from: Net investment income: Class A	(24,698,902)	(26,233,542)
Class B	(3,765,571)	(4,096,501)
Total distributions	(28,464,473)	(30,330,043)
Portfolio share transactions: Class A Proceeds from shares sold	39,622,315	42,074,123
Reinvestment of distributions	24,698,902	26,233,542
Cost of shares redeemed	(117,470,499)	(96,640,530)
Net increase (decrease) in net assets from Class A share transactions	(53,149,282)	(28,332,865)
Class B Proceeds from shares sold	3,273,156	8,449,167
Reinvestment of distributions	3,765,571	4,096,501
Cost of shares redeemed	(48,245,391)	(15,970,978)
Net increase (decrease) in net assets from Class B share transactions	(41,206,664)	(3,425,310)
Increase (decrease) in net assets	(117,337,826)	(24,422,195)
Net assets at beginning of period	374,815,090	399,237,285
Net assets at end of period (including undistributed net investment income of $24,527,293 and $28,104,439, respectively)	$ 257,477,264	$ 374,815,090
Other Information
Class A Shares outstanding at beginning of period	38,357,993	41,769,600
Shares sold	4,945,319	5,241,451
Shares issued to shareholders in reinvestment of distributions	3,110,693	3,376,260
Shares redeemed	(14,711,670)	(12,029,318)
Net increase (decrease) in Class A shares	(6,655,658)	(3,411,607)
Shares outstanding at end of period	31,702,335	38,357,993
Class B Shares outstanding at beginning of period	6,354,214	6,770,189
Shares sold	397,938	1,037,633
Shares issued to shareholders in reinvestment of distributions	473,062	525,192
Shares redeemed	(5,962,883)	(1,978,800)
Net increase (decrease) in Class B shares	(5,091,883)	(415,975)
Shares outstanding at end of period	1,262,331	6,354,214

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.38	$ 8.23	$ 8.78	$ 8.43	$ 7.40
Income (loss) from investment operations: Net investment income[a]	.63	.62	.68	.67	.67
Net realized and unrealized gain (loss)	(.54)	.19	(.38)	.31	1.03
Total from investment operations	.09	.81	.30	.98	1.70
Less distributions from: Net investment income	(.66)	(.66)	(.85)	(.63)	(.67)
Net asset value, end of period	$ 7.81	$ 8.38	$ 8.23	$ 8.78	$ 8.43
Total Return (%)	.96	10.47	3.89	12.42	24.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	322	344	393	413
Ratio of expenses (%)	.69	.71	.70	.66	.67
Ratio of net investment income (%)	7.84	7.73	8.27	8.11	8.62
Portfolio turnover rate (%)	61	93	100	162	165
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 8.38	$ 8.22	$ 8.77	$ 8.41	$ 7.39
Income (loss) from investment operations: Net investment income[a]	.60	.59	.65	.64	.64
Net realized and unrealized gain (loss)	(.54)	.20	(.39)	.32	1.03
Total from investment operations	.06	.79	.26	.96	1.67
Less distributions from: Net investment income	(.63)	(.63)	(.81)	(.60)	(.65)
Net asset value, end of period	$ 7.81	$ 8.38	$ 8.22	$ 8.77	$ 8.41
Total Return (%)	.54	10.11	3.41	12.08	24.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	53	56	57	37
Ratio of expenses (%)	1.08	1.10	1.10	1.06	1.06
Ratio of net investment income (%)	7.45	7.34	7.87	7.71	8.23
Portfolio turnover rate (%)	61	93	100	162	165
[a] Based on average shares outstanding during the period.

Performance Summary December 31, 2007

DWS International Select Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .88% and 1.26% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Please keep in mind that double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Portfolio's performance, especially for very short time periods should not be the sole factor in making your investment decision.

Growth of an Assumed $10,000 Investment in DWS International Select Equity VIP
[] DWS International Select Equity VIP — Class A [] MSCI EAFE® + EMF Index

The MSCI EAFE® + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International Select Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,671	$16,781	$25,761	$21,471
	Average annual total return	16.71%	18.83%	20.84%	7.94%
MSCI EAFE + EMF Index	Growth of $10,000	$11,631	$17,297	$29,514	$25,599
	Average annual total return	16.31%	20.04%	24.17%	9.86%
DWS International Select Equity VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,620	$16,565	$25,264	$22,338
	Average annual total return	16.20%	18.32%	20.36%	15.73%
MSCI EAFE + EMF Index	Growth of $10,000	$11,631	$17,297	$29,514	$25,404
	Average annual total return	16.31%	20.04%	24.17%	18.47%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS International Select Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,052.10	$ 1,049.70
Expenses Paid per $1,000*	$ 4.76	$ 6.82
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,020.57	$ 1,018.55
Expenses Paid per $1,000*	$ 4.69	$ 6.72
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS International Select Equity VIP	.92%	1.32%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS International Select Equity VIP

International equities — as measured by the US dollar return of the fund's benchmark, the MSCI EAFE ® + EMF Index — gained 16.31% during the past year. The Portfolio's Class A shares (unadjusted for contract charges) outpaced the benchmark with a total return of 16.71%.

The Portfolio's performance was helped by its geographic weightings. Overweights in Europe and the emerging markets — both of which outperformed — and a substantial underweight in Japan, the worst performer among the major global markets, all proved beneficial to returns.1 In terms of individual holdings, the top performer was AMEC PLC, a UK-based construction and engineering company. Also helping performance were positions in Gazprom, the Russian energy concern; China Mobile*, a Hong-Kong based stock that benefited from rising wireless penetration in China; and the German stocks Bayer AG, Porsche AG, and E.ON AG. Detractors included two Italian banks, UniCredito Italiano and Banca Italease*, along with positions in several Japanese banks.

Expecting that 2008 will be a challenging year characterized by slower growth in the developed world, we intend to maintain a focus on companies with the ability to outperform in any economic environment. We have found a number of such companies in the emerging markets, particularly Russia, the Middle East, and Africa. At the same time, we have cut the Portfolio's weighting in Europe and have chosen not to raise its weighting in Japan. Overall, we intend to use bottom-up, individual company research to identify opportunities in stocks that we believe have been artificially depressed by volatility in the broader markets.

Matthias Knerr, CFA

Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* As of December 31, 2007, the positions were not held.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS International Select Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	94%	94%
Cash Equivalents	3%	3%
Preferred Stocks	3%	3%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/07	12/31/06

Continental Europe	52%	56%
Japan	15%	20%
United Kingdom	12%	15%
Asia (excluding Japan)	9%	3%
Russia	4%	—
Latin America	2%	6%
Australia	2%	—
Africa	2%	—
Middle East	2%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/07	12/31/06

Financials	23%	30%
Industrials	18%	9%
Consumer Discretionary	16%	17%
Materials	9%	5%
Consumer Staples	7%	5%
Telecommunications Services	6%	6%
Utilities	6%	2%
Information Technology	5%	8%
Energy	5%	6%
Health Care	5%	12%
	100%	100%

Asset allocation, geographical and sector diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 155. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS International Select Equity VIP

	Shares	Value ($)

Common Stocks 92.9%
Australia 1.9%
Leighton Holdings Ltd. (a) (Cost $3,440,762)	92,200	4,915,356
Austria 2.5%
Erste Bank der oesterreichischen Sparkassen AG	35,600	2,530,265
Wienerberger AG	67,571	3,732,623
(Cost $6,356,276)		6,262,888
Belgium 5.3%
Fortis	133,351	3,465,421
InBev NV	66,800	5,510,872
KBC Groep NV	31,000	4,329,640
(Cost $13,633,980)		13,305,933
Cyprus 1.7%
Bank of Cyprus PCL (Cost $3,907,310)	229,684	4,215,124
Egypt 2.3%
Orascom Construction Industries (GDR) (REG S) (Cost $4,916,404)	27,300	5,717,137
Finland 3.8%
Nokia Oyj	88,800	3,419,195
Nokian Renkaat Oyj	176,100	6,134,459
(Cost $6,635,124)		9,553,654
Germany 11.7%
Bayer AG	65,411	5,963,817
Daimler AG (Registered)	26,300	2,547,479
E.ON AG	23,338	4,955,260
GEA Group AG*	68,799	2,376,198
Gerresheimer AG*	63,260	3,514,444
Hamburger Hafen- und Logistik AG*	7,400	659,969
Linde AG	31,300	4,122,392
Siemens AG (Registered)	33,100	5,196,346
(Cost $20,478,356)		29,335,905
Greece 2.2%
National Bank of Greece SA (Cost $3,466,651)	81,800	5,634,974
Hong Kong 3.8%
Esprit Holdings Ltd.	445,000	6,590,867
Wharf Holdings Ltd.	587,000	3,029,721
(Cost $8,205,195)		9,620,588
India 2.3%
Bharti Airtel Ltd.*	202,380	5,054,054
Suzlon Energy Ltd.	12,745	626,185
(Cost $5,425,307)		5,680,239
Italy 2.1%
UniCredito Italiano SpA (Cost $4,725,250)	625,200	5,203,195
Japan 14.3%
Canon, Inc.	113,400	5,181,282
Japan Tobacco, Inc.	1,347	7,986,917
Komatsu Ltd.	121,000	3,271,601
	Shares	Value ($)

Mitsubishi Corp.	135,200	3,682,724
Mitsui Fudosan Co., Ltd.	107,000	2,312,477
Nintendo Co., Ltd.	7,000	4,250,034
Sumitomo Heavy Industries Ltd.	374,000	3,436,260
Suzuki Motor Corp.	195,000	5,864,767
(Cost $32,809,671)		35,986,062
Kazakhstan 1.1%
KazMunaiGas Exploration Production (GDR) 144A (Cost $1,563,746)	92,700	2,873,700
Korea 1.6%
Kookmin Bank (Cost $3,941,687)	55,300	4,064,600
Mexico 2.2%
Empresas ICA SAB de CV*	284,500	1,876,543
Grupo Financiero Banorte SAB de CV "O"	860,400	3,555,340
(Cost $5,071,912)		5,431,883
Norway 1.9%
StatoilHydro ASA (Cost $4,176,184)	151,400	4,681,167
Russia 3.7%
Gazprom (ADR) (b)	72,500	4,082,608
Gazprom (ADR) (b)	17,250	978,075
Novorossiysk Sea Trade Port (GDR) 144A*	45,300	906,000
Sberbank*	778,621	3,248,868
(Cost $7,796,535)		9,215,551
Spain 7.6%
Iberdrola Renovables*	495,100	4,089,815
Iberdrola SA	276,912	4,191,918
Industria de Diseno Textil SA	40,900	2,486,800
Telefonica SA	258,858	8,365,568
(Cost $16,038,776)		19,134,101
Switzerland 8.7%
Compagnie Financiere Richemont SA"A" (Unit)	81,839	5,583,416
Lonza Group AG (Registered)	34,055	4,096,196
Nestle SA (Registered)	8,399	3,848,536
Roche Holding AG (Genusschein)	17,867	3,077,615
Xstrata PLC	74,837	5,269,750
(Cost $16,714,214)		21,875,513
United Arab Emirates 1.0%
DP World Ltd.*	634,685	755,275
Emaar Properties	413,575	1,677,903
(Cost $2,206,498)		2,433,178
United Kingdom 11.2%
3i Group PLC	270,286	5,371,680
AMEC PLC	596,905	9,901,240
Greene King PLC	71,674	1,132,595
Intertek Group PLC	134,524	2,637,468
Prudential PLC	234,314	3,293,605
Standard Chartered PLC	113,352	4,116,575
Whitbread PLC	57,170	1,584,484
(Cost $24,107,582)		28,037,647
Total Common Stocks (Cost $195,617,420)		233,178,395
	Shares	Value ($)

Preferred Stocks 2.7%
Germany
Porsche AG (Cost $4,915,857)	3,394	6,839,574

Rights 0.0%
Hong Kong
Wharf Holdings Ltd.* (Cost $0)	73,375	100,689

	Shares	Value ($)

Securities Lending Collateral 1.8%
Daily Assets Fund Institutional, 5.03% (c) (d) (Cost $4,512,760)	4,512,760	4,512,760

Cash Equivalents 2.9%
Cash Management QP Trust, 4.67% (c) (Cost $7,233,361)	7,233,361	7,233,361
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $212,279,398)+	100.3	251,864,779
Other Assets and Liabilities, Net	(0.3)	(894,976)
Net Assets	100.0	250,969,803
* Non-income producing security.
+ The cost for federal income tax purposes was $213,125,813. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $38,738,966. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,362,993 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,624,027.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $4,266,079 which is 1.7% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $200,533,277) — including $4,266,079 of securities loaned	$ 240,118,658
Investment in Daily Assets Fund Institutional (cost $4,512,760)*	4,512,760
Investment in Cash Management QP Trust (cost $7,233,361)	7,233,361
Total investments, at value (cost $212,279,398)	251,864,779
Cash	1,540
Foreign currency, at value (cost $1,158,802)	1,147,650
Receivable for investments sold	2,614,217
Dividends receivable	201,807
Interest receivable	34,350
Foreign taxes recoverable	145,176
Receivable for Fund shares sold	40,519
Other assets	5,799
Total assets	256,055,837
Liabilities
Payable for investments purchased	51,660
Payable for Portfolio shares redeemed	178,171
Payable upon return of securities loaned	4,512,760
Deferred foreign taxes payable	15,499
Accrued management fee	173,479
Other accrued expenses and payables	154,465
Total liabilities	5,086,034
Net assets, at value	$ 250,969,803
Net Assets Consist of
Undistributed net investment income	1,838,472
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $15,499)	39,569,882
Foreign currency	16,142
Accumulated net realized gain (loss)	57,738,101
Paid-in capital	151,807,206
Net assets, at value	$ 250,969,803
Class A Net Asset Value, offering and redemption price per share ($235,725,197 ÷ 14,064,172 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.76
Class B Net Asset Value, offering and redemption price per share ($15,244,606 ÷ 912,661 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.70
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $481,103)	$ 6,112,342
Interest	39,823
Interest — Cash Management QP Trust	209,155
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	221,729
Total Income	6,583,049
Expenses: Management fee	2,007,490
Custodian fee	208,017
Distribution service fee (Class B)	87,237
Services to shareholders	351
Record keeping fees (Class B)	41,675
Professional fees	79,253
Trustees' fees and expenses	26,594
Reports to shareholders	110,069
Other	56,720
Total expenses before expense reductions	2,617,406
Expense reductions	(4,657)
Total expenses after expense reductions	2,612,749
Net investment income (loss)	3,970,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $5,992)	62,632,767
Foreign currency	(141,571)
62,491,196
Change in net unrealized appreciation (depreciation) on: Investments	(23,085,352)
Foreign currency	(1,766)
(23,087,118)
Net gain (loss) on investment transactions	39,404,078
Net increase (decrease) in net assets resulting from operations	$ 43,374,378

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31, 2007
	2007	2006
Operations: Net investment income (loss)	$ 3,970,300	$ 4,337,404
Net realized gain (loss)	62,491,196	51,728,515
Change in net unrealized appreciation (depreciation)	(23,087,118)	6,810,936
Net increase (decrease) in net assets resulting from operations	43,374,378	62,876,855
Distributions to shareholders from: Net investment income: Class A	(6,153,181)	(4,319,400)
Class B	(1,706,211)	(1,106,261)
Net realized gains: Class A	(21,172,091)	—
Class B	(6,853,490)	—
Total distributions	(35,884,973)	(5,425,661)
Portfolio share transactions: Class A Proceeds from shares sold	26,016,717	19,462,653
Reinvestment of distributions	27,325,272	4,319,400
Cost of shares redeemed	(48,603,167)	(40,279,711)
Net increase (decrease) in net assets from Class A share transactions	4,738,822	(16,497,658)
Class B Proceeds from shares sold	3,741,916	6,691,885
Reinvestment of distributions	8,559,701	1,106,261
Cost of shares redeemed	(69,011,239)	(11,527,517)
Net increase (decrease) in net assets from Class B share transactions	(56,709,622)	(3,729,371)
Increase (decrease) in net assets	(44,481,395)	37,224,165
Net assets at beginning of period	295,451,198	258,227,033
Net assets at end of period (including undistributed net investment income of $1,838,472 and $1,329,997, respectively)	$ 250,969,803	$ 295,451,198
Other Information
Class A Shares outstanding at beginning of period	13,653,834	14,778,650
Shares sold	1,594,102	1,353,025
Shares issued to shareholders in reinvestment of distributions	1,820,471	298,301
Shares redeemed	(3,004,235)	(2,776,142)
Net increase (decrease) in Class A shares	410,338	(1,124,816)
Shares outstanding at end of period	14,064,172	13,653,834
Class B Shares outstanding at beginning of period	4,475,081	4,725,198
Shares sold	229,248	460,794
Shares issued to shareholders in reinvestment of distributions	570,267	76,399
Shares redeemed	(4,361,935)	(787,310)
Net increase (decrease) in Class B shares	(3,562,420)	(250,117)
Shares outstanding at end of period	912,661	4,475,081

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 16.31	$ 13.25	$ 11.91	$ 10.18	$ 7.96
Income (loss) from investment operations: Net investment income[a]	.25	.24[b]	.20	.17	.10
Net realized and unrealized gain (loss)	2.24	3.11	1.48	1.67	2.23
Total from investment operations	2.49	3.35	1.68	1.84	2.33
Less distributions from: Net investment income	(.46)	(.29)	(.34)	(.11)	(.11)
Net realized gains	(1.58)	—	—	—	—
Total distributions	(2.04)	(.29)	(.34)	(.11)	(.11)
Net asset value, end of period	$ 16.76	$ 16.31	$ 13.25	$ 11.91	$ 10.18
Total Return (%)	16.71	25.56	14.51	18.25	29.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	236	223	196	184	147
Ratio of expenses (%)	.93	.88	.87	.89	.94
Ratio of net investment income (%)	1.53	1.65[b]	1.59	1.58	1.17
Portfolio turnover rate (%)	117	122	93	88	139
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 16.26	$ 13.21	$ 11.88	$ 10.15	$ 7.94
Income (loss) from investment operations: Net investment income[a]	.19	.19[b]	.15	.13	.06
Net realized and unrealized gain (loss)	2.22	3.09	1.47	1.67	2.24
Total from investment operations	2.41	3.28	1.62	1.80	2.30
Less distributions from: Net investment income	(.39)	(.23)	(.29)	(.07)	(.09)
Net realized gains	(1.58)	—	—	—	—
Total distributions	(1.97)	(.23)	(.29)	(.07)	(.09)
Net asset value, end of period	$ 16.70	$ 16.26	$ 13.21	$ 11.88	$ 10.15
Total Return (%)	16.20	25.06	14.00	17.84	29.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	73	62	47	18
Ratio of expenses (%)	1.30	1.26	1.26	1.28	1.33
Ratio of net investment income (%)	1.16	1.27[b]	1.20	1.19	.78
Portfolio turnover rate (%)	117	122	93	88	139
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.15 per share and 1.01% of average daily net assets, respectively.

Performance Summary December 31, 2007

DWS Janus Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .85% and 1.24% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended December 31, 2007.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 3-year, 5-year and Life of Class periods for Class B shares reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns for Class B shares would have been lower.

Growth of an Assumed $10,000 Investment in DWS Janus Growth & Income VIP from 10/29/1999 to 12/31/2007
[] DWS Janus Growth & Income VIP — Class A [] Russell 1000® Growth Index

The Russell 1000® Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Janus Growth & Income VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,659	$12,958	$17,971	$13,127
	Average annual total return	6.59%	9.02%	12.44%	3.39%
Russell 1000 Growth Index	Growth of $10,000	$11,181	$12,838	$17,706	$9,172
	Average annual total return	11.81%	8.68%	12.11%	-1.05%
DWS Janus Growth & Income VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,622	$12,813	$17,642	$15,891
	Average annual total return	6.22%	8.61%	12.02%	8.79%
Russell 1000 Growth Index	Growth of $10,000	$11,181	$12,838	$17,706	$16,118
	Average annual total return	11.81%	8.68%	12.11%	9.07%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations October 29, 1999. Index returns began on October 31, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Janus Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,008.00	$ 1,005.60
Expenses Paid per $1,000*	$ 4.56	$ 6.72
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,020.67	$ 1,018.50
Expenses Paid per $1,000*	$ 4.58	$ 6.77
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth & Income VIP	.90%	1.33%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Janus Growth & Income VIP

For the 12 months ended December 31, 2007, the Portfolio's Class A shares (unadjusted for contract charges) returned 6.59%, while its benchmark, the Russell 1000® Growth Index, returned 11.81%.

Holdings within the financials and technology sectors were the main laggards during the period. Select materials holdings, as well as an underweight to the group as a whole, further pressured relative results.1

In terms of positive contributors, select energy holdings coupled with a significant overweight to the sector drove performance during the period. Certain industrials holdings also aided returns.

E*TRADE Financial Corp. was the largest detractor from performance. We initiated a position in E*TRADE due to its growth prospects in the on-line brokerage industry. However, the company recently disclosed greater-than-expected losses in its mortgage portfolio, stemming from the recent subprime credit meltdown. We sold the position. The Portfolio's holding in Advanced Micro Devices (AMD) was another detractor. The company was forced to pare back its ambitious plan to gain market share when it became evident that rival Intel would successfully defend its market position through its balance sheet and manufacturing capacity. Intel proved better prepared to weather margin pressure from the ensuing price war, resulting in a setback for AMD. As such we chose to exit the position.

Suntech Power Holdings Co. was one of the top contributors to performance for the year.  The company, which manufactures photovoltaic (PV) cells and modules for electricity generation, has been experiencing rapid sales growth as solar power becomes an attractive alternative energy source.  We believe that Suntech should continue to benefit from its scale and price advantage as the industry expands. Hess Corp. also made a positive contribution to performance for the year. The company benefited from the rising price of oil during 2007 and increased appreciation for the future production potential from Hess' new projects, including deep water projects in the Gulf of Mexico and off the coast of Brazil.  We believe that Hess remains undervalued given the potential reserves in these projects.

In closing, effective November 7, 2007, there was a change in management for the DWS Janus Growth & Income Portfolio. Under the new leadership, the Portfolio will continue to employ the same investment processes and leverage the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are hallmarks of Janus' research process.

Marc Pinto, CFA
Portfolio Manager

Janus Capital Management LLC, Subadvisor to the Portfolio

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Janus Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	95%	98%
Participatory Notes	2%	—
Cash Equivalents	1%	2%
Equity Linked Structured Notes	1%	—
Preferred Stocks	1%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/07	12/31/06

Information Technology	25%	25%
Energy	16%	18%
Consumer Staples	14%	8%
Consumer Discretionary	14%	17%
Health Care	11%	11%
Financials	10%	12%
Industrials	8%	9%
Materials	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 165. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Janus Growth & Income VIP

	Shares	Value ($)

Common Stocks 94.9%
Consumer Discretionary 13.1%
Hotels Restaurants & Leisure 2.4%
Melco PBL Entertainment (Macau) Ltd. (ADR)*	248,720	2,875,203
Starwood Hotels & Resorts Worldwide, Inc.	29,880	1,315,617
		4,190,820
Household Durables 0.4%
Sony Corp. (ADR)	12,465	676,849
Internet & Catalog Retail 0.3%
Liberty Media Corp. — Interactive "A"* (a)	25,095	478,813
Media 4.8%
British Sky Broadcasting Group PLC	292,006	3,579,515
Comcast Corp. "A"*	22,770	415,780
Lamar Advertising Co. "A" (a)	32,140	1,544,970
Marvel Entertainment, Inc.* (a)	58,302	1,557,246
News Corp. "B" (a)	54,275	1,153,344
		8,250,855
Multiline Retail 1.4%
Nordstrom, Inc. (a)	67,155	2,466,603
Specialty Retail 3.3%
Best Buy Co., Inc. (a)	22,315	1,174,885
Esprit Holdings Ltd.	87,180	1,291,217
PETsMART, Inc. (a)	48,210	1,134,381
Tiffany & Co. (a)	47,195	2,172,386
		5,772,869
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc. "B"	12,450	799,788
Consumer Staples 13.9%
Beverages 1.6%
InBev NV	24,880	2,052,553
The Coca-Cola Co.	12,465	764,977
		2,817,530
Food & Staples Retailing 2.9%
CVS Caremark Corp.	127,510	5,068,523
Food Products 3.4%
Archer-Daniels-Midland Co.	14,515	673,931
Nestle SA (ADR) (Registered)	19,905	2,283,601
Nestle SA (Registered)	4,950	2,268,158
TreeHouse Foods, Inc.* (a)	31,295	719,472
		5,945,162
Household Products 3.1%
Procter & Gamble Co.	52,960	3,888,323
Reckitt Benckiser Group PLC	25,098	1,449,884
		5,338,207
Personal Products 0.9%
Avon Products, Inc.	37,425	1,479,410
Tobacco 2.0%
Altria Group, Inc.	46,045	3,480,081
	Shares	Value ($)

Energy 14.9%
Energy Equipment & Services 1.1%
Halliburton Co.	49,380	1,871,996
Oil, Gas & Consumable Fuels 13.8%
EnCana Corp.	69,328	4,711,531
EOG Resources, Inc. (a)	15,520	1,385,160
ExxonMobil Corp.	47,945	4,491,967
Hess Corp.	62,544	6,308,188
Suncor Energy, Inc.	38,033	4,158,408
Valero Energy Corp.	42,390	2,968,572
		24,023,826
Financials 9.3%
Capital Markets 2.6%
Goldman Sachs Group, Inc.	21,170	4,552,608
Consumer Finance 2.2%
American Express Co.	74,850	3,893,697
Diversified Financial Services 1.9%
JPMorgan Chase & Co.	74,595	3,256,072
Real Estate Management & Development 0.5%
Hang Lung Properties Ltd.	184,725	847,049
Thrifts & Mortgage Finance 2.1%
Fannie Mae	90,215	3,606,796
Health Care 10.3%
Biotechnology 1.5%
Celgene Corp.* (a)	12,505	577,856
Genentech, Inc.*	31,535	2,115,052
		2,692,908
Health Care Equipment & Supplies 2.7%
Alcon, Inc.	12,530	1,792,291
Align Technology, Inc.* (a)	41,870	698,392
Medtronic, Inc.	23,660	1,189,388
Nobel Biocare Holding AG (Bearer)	3,745	990,693
		4,670,764
Health Care Providers & Services 2.3%
Coventry Health Care, Inc.* (a)	38,370	2,273,422
Pediatrix Medical Group, Inc.*	24,040	1,638,326
		3,911,748
Pharmaceuticals 3.8%
Merck & Co., Inc.	50,325	2,924,386
Roche Holding AG (Genusschein)	16,941	2,918,110
Wyeth	18,835	832,319
		6,674,815
Industrials 7.3%
Aerospace & Defense 2.7%
BAE Systems PLC (ADR) (a)	30,000	1,185,750
Boeing Co.	21,700	1,897,882
Empresa Brasiliera de Aeronautica SA (ADR)	35,993	1,640,921
		4,724,553
Air Freight & Logistics 0.5%
United Parcel Service, Inc. "B"	11,695	827,070
	Shares	Value ($)

Electrical Equipment 1.2%
JA Solar Holdings Co., Ltd. (ADR)*	4,700	328,107
Suntech Power Holdings Co., Ltd. (ADR)* (a)	22,237	1,830,550
		2,158,657
Industrial Conglomerates 2.0%
General Electric Co.	91,800	3,403,026
Machinery 0.9%
Caterpillar, Inc. (a)	12,525	908,814
Watts Water Technologies, Inc. "A" (a)	18,880	562,624
		1,471,438
Information Technology 23.5%
Communications Equipment 3.5%
Corning, Inc.	64,485	1,546,995
Nokia Oyj (ADR)	78,398	3,009,699
QUALCOMM, Inc.	39,185	1,541,930
		6,098,624
Computers & Peripherals 3.2%
Dell, Inc.*	74,615	1,828,814
EMC Corp.*	206,440	3,825,333
		5,654,147
Internet Software & Services 6.1%
eBay, Inc.*	69,925	2,320,811
Google, Inc. "A"*	7,884	5,451,628
Yahoo!, Inc.*	118,255	2,750,611
		10,523,050
IT Services 2.1%
Infosys Technologies Ltd. (ADR) (a)	27,424	1,243,953
Satyam Computer Services Ltd. (ADR) (a)	27,424	732,769
Western Union Co.	67,775	1,645,577
		3,622,299
Semiconductors & Semiconductor Equipment 6.3%
ASML Holding NV (NY Registered Shares)* (a)	57,272	1,792,041
KLA-Tencor Corp. (a)	32,210	1,551,234
Samsung Electronics Co., Ltd. (GDR) 144A	9,834	2,878,903
SiRF Technology Holdings, Inc.* (a)	71,055	1,785,612
Spansion, Inc. "A"* (a)	74,575	293,080
Texas Instruments, Inc.	78,495	2,621,733
		10,922,603
Software 2.3%
Electronic Arts, Inc.*	33,635	1,964,620
Oracle Corp.*	87,180	1,968,525
		3,933,145
Materials 1.5%
Chemicals 1.0%
Syngenta AG (ADR) (a)	33,680	1,706,229
Paper & Forest Products 0.5%
Weyerhaeuser Co.	11,845	873,450
	Shares	Value ($)

Telecommunication Services 0.3%
Wireless Telecommunication Services
American Tower Corp. "A"*	13,855	590,223
Utilities 0.8%
Water Utilities
American States Water Co. (a)	13,450	506,796
Aqua America, Inc. (a)	25,600	542,720
California Water Service Group (a)	10,110	374,272
		1,423,788
Total Common Stocks (Cost $130,574,574)		164,700,091

Participatory Notes 1.5%
Apple, Inc. (Issuer Merrill Lynch International & Co.), Expiration Date 3/20/2008 (Cost $2,274,800)	15,824	2,631,056

Preferred Stocks 0.7%
Fannie Mae, 8.25%	25,055	645,166
Freddie Mac, Series Z, 8.375%	19,750	516,463
Total Preferred Stocks (Cost $1,138,939)		1,161,629

Equity Linked Structured Notes 1.0%
Financials
Capital Markets
Lehman Brothers Holdings, Inc., Convertible (Corning, Inc.) 144A, 10.55%	62,039	1,492,038
UBS AG Jersey, Convertible (Celgene Corp., E*Trade Financial Corp., and Marvell Technology Group Ltd.) Series 4934, 144A, 37.0%	1,683	306,609
Total Equity Linked Structured Notes (Cost $3,215,363)		1,798,647

Securities Lending Collateral 11.9%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $20,744,793)	20,744,793	20,744,793

Cash Equivalents 1.5%
Cash Management QP Trust, 4.67% (b) (Cost $2,526,845)	2,526,845	2,526,845
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $160,475,314)+	111.5	193,563,061
Other Assets and Liabilities, Net	(11.5)	(20,015,170)
Net Assets	100.0	173,547,891
* Non-income producing security.
+ The cost for federal income tax purposes was $160,972,495. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $32,590,566. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,378,352 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,787,786.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $20,160,014 which is 11.6% of net assets.
(b) Affiliated Fund is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

At December 31, 2007, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CHF	1,355,000	USD	1,238,121	5/2/2008	33,567
EUR	915,000	USD	1,358,592	5/2/2008	20,064
Total unrealized appreciation					53,631
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CHF	925,000	USD	777,520	2/15/2008	(41,796)
EUR	200,000	USD	284,195	5/14/2008	(8,362)
Total unrealized depreciation					(50,158)
Currency Abbreviations
CHF Swiss Franc EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $137,203,676) — including $20,160,014 of securities loaned	$ 170,291,423
Investments in Daily Asset Fund Institutional, (cost $20,744,793)*	20,744,793
Investment in Cash Management QP Trust (cost $2,526,845)	2,526,845
Total investments, at value (cost $160,475,314)	193,563,061
Cash	22,479
Foreign currency, at value (cost $274,991)	275,106
Receivable for investments sold	586,207
Dividends receivable	152,698
Interest receivable	24,821
Foreign taxes recoverable	775
Unrealized appreciation on forward foreign currency exchange contracts	53,631
Other assets	4,679
Total assets	194,683,457
Liabilities
Payable upon return of securities loaned	20,744,793
Payable for Portfolio shares redeemed	116,424
Unrealized depreciation on forward foreign currency exchange contracts	50,158
Accrued management fee	104,922
Other accrued expenses and payables	119,269
Total liabilities	21,135,566
Net assets, at value	$ 173,547,891
Net Assets Consist of
Undistributed net investment income	1,499,729
Net unrealized appreciation (depreciation) on: Investments	33,087,747
Foreign currency	3,649
Accumulated net realized gain (loss)	10,567,574
Paid-in capital	128,389,192
Net assets, at value	$ 173,547,891
Class A Net Asset Value, offering and redemption price per share ($168,623,371 ÷ 13,362,156 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.62
Class B Net Asset Value, offering and redemption price per share ($4,924,520 ÷ 392,971 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.53
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $72,457)	$ 3,312,775
Interest — Cash Management QP Trust	126,341
Interest (net of foreign taxes withheld of $25)	68,679
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	104,628
Total Income	3,612,423
Expenses: Management fee	1,474,026
Services to shareholders	334
Custodian and accounting fees	108,430
Distribution service fee (Class B)	34,879
Record keeping fees (Class B)	18,352
Professional fees	66,912
Trustees' fees and expenses	28,670
Reports to shareholders	68,708
Other	34,043
Total expenses before expense reductions	1,834,354
Expense reductions	(5,212)
Total expenses after expense reductions	1,829,142
Net investment income (loss)	1,783,281
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	26,483,132
Foreign currency	(324,614)
26,158,518
Change in net unrealized appreciation (depreciation) on: Investments	(14,727,191)
Foreign currency	75,032
(14,652,159)
Net gain (loss)	11,506,359
Net increase (decrease) in net assets resulting from operations	$ 13,289,640

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 1,783,281	$ 1,426,682
Net realized gain (loss)	26,158,518	26,044,260
Change in net unrealized appreciation (depreciation)	(14,652,159)	(9,385,310)
Net increase (decrease) in net assets resulting from operations	13,289,640	18,085,632
Distributions to shareholders from: Net investment income: Class A	(1,085,636)	(1,244,972)
Class B	(60,241)	(74,570)
Total distributions	(1,145,877)	(1,319,542)
Portfolio share transactions: Class A Proceeds from shares sold	3,234,514	11,754,230
Reinvestment of distributions	1,085,636	1,244,972
Cost of shares redeemed	(39,897,035)	(28,913,722)
Net increase (decrease) in net assets from Class A share transactions	(35,576,885)	(15,914,520)
Class B Proceeds from shares sold	923,888	2,861,992
Reinvestment of distributions	60,241	74,570
Cost of shares redeemed	(29,091,879)	(6,002,097)
Net increase (decrease) in net assets from Class B share transactions	(28,107,750)	(3,065,535)
Increase (decrease) in net assets	(51,540,872)	(2,213,965)
Net assets at beginning of period	225,088,763	227,302,728
Net assets at end of period (including undistributed net investment income of $1,499,729 and $1,186,939, respectively)	$ 173,547,891	$ 225,088,763
Other Information
Class A Shares outstanding at beginning of period	16,236,105	17,645,394
Shares sold	261,428	1,022,138
Shares issued to shareholders in reinvestment of distributions	92,159	107,325
Shares redeemed	(3,227,536)	(2,538,752)
Net increase (decrease) in Class A shares	(2,873,949)	(1,409,289)
Shares outstanding at end of period	13,362,156	16,236,105
Class B Shares outstanding at beginning of period	2,676,871	2,946,169
Shares sold	77,171	250,333
Shares issued to shareholders in reinvestment of distributions	5,135	6,456
Shares redeemed	(2,366,206)	(526,087)
Net increase (decrease) in Class B shares	(2,283,900)	(269,298)
Shares outstanding at end of period	392,971	2,676,871

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.91	$ 11.05	$ 9.88	$ 8.86	$ 7.18
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.07	.05	.03	.03
Net realized and unrealized gain (loss)	.66	.86	1.14	.99	1.71
Total from investment operations	.78	.93	1.19	1.02	1.74
Less distributions from: Net investment income	(.07)	(.07)	(.02)	—	(.06)
Net asset value, end of period	$ 12.62	$ 11.91	$ 11.05	$ 9.88	$ 8.86
Total Return (%)	6.59	8.43	12.11	11.51	24.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	193	195	187	189
Ratio of expenses (%)	.90	.85	.92	1.06	1.07
Ratio of net investment income (loss) (%)	.93	.68	.45	.34	.40
Portfolio turnover rate (%)	73	44	32	52	46
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.82	$ 10.97	$ 9.82	$ 8.84	$ 7.17
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.03	.01	(.01)	.00*
Net realized and unrealized gain (loss)	.66	.85	1.14	.99	1.71
Total from investment operations	.73	.88	1.15	.98	1.71
Less distributions from: Net investment income	(.02)	(.03)	—	—	(.04)
Net asset value, end of period	$ 12.53	$ 11.82	$ 10.97	$ 9.82	$ 8.84
Total Return (%)	6.22	7.98	11.71[b]	11.09	23.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	32	32	27	15
Ratio of expenses before expense reductions (%)	1.29	1.24	1.32	1.44	1.47
Ratio of expenses after expense reductions (%)	1.29	1.24	1.30	1.44	1.47
Ratio of net investment income (loss) (%)	.55	.29	.07	(.04)	(.01)
Portfolio turnover rate (%)	73	44	32	52	46
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005 per share.

Performance Summary December 31, 2007

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .82% and 1.20% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,315	$13,315	$19,433	$20,928
	Average annual total return	13.15%	10.01%	14.21%	7.66%
Russell 1000 Value Index	Growth of $10,000	$9,983	$13,064	$19,789	$20,965
	Average annual total return	-.17%	9.32%	14.63%	7.68%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,277	$13,168	$19,086	$16,784
	Average annual total return	12.77%	9.61%	13.80%	9.87%
Russell 1000 Value Index	Growth of $10,000	$9,983	$13,064	$19,789	$17,556
	Average annual total return	-.17%	9.32%	14.63%	10.77%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,060.20	$ 1,058.40
Expenses Paid per $1,000*	$ 4.26	$ 6.28
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.07	$ 1,019.11
Expenses Paid per $1,000*	$ 4.18	$ 6.16
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.82%	1.21%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Large Cap Value VIP

Despite a variety of concerns, equity markets in the US were generally positive in 2007, despite considerable volatility. Most world markets were stronger than the US market, particularly Asian markets other than Japan.

For the full year, the Russell 3000® Index, which is generally regarded as a good indicator of the broad US stock market, returned 5.14%. Growth stocks, as measured by the Russell 1000® Growth Index, performed significantly better than value stocks, as measured by the Russell 1000® Value Index. With a return of 13.15% (Class A shares, unadjusted for contract charges), the Portfolio significantly outperformed its benchmark, the Russell 1000 Value Index, which had a return of -0.17%.

In February 2007 a new management team assumed responsibility for the Portfolio. In restructuring the Portfolio, we had three major objectives: to increase diversification by adding to the number of holdings; to increase the position in mid-cap stocks, with a corresponding reduction in the emphasis on the largest capitalization companies; and to increase the representation of companies based outside the US.

The largest contribution to performance relative to the benchmark was made by an underweight and stock selection in the financials sector, where the emphasis was on insurance and the worst-performing stocks were not held in the Portfolio.1 Other major positives were in energy, where Noble Energy, Inc. and Suncor Energy, Inc. were particularly strong, and information technology, where Nokia Corp.* performed very well.

Performance relative to the benchmark was hurt by stock selection in consumer staples, where an overweight in Kraft Foods, Inc. and underweights in some of the best-performing stocks in the benchmark detracted from the Portfolio's performance relative to the benchmark.

Thomas Schuessler, PhD
Portfolio Manager

Deutsche Asset Management International GmbH, Subadvisor to the Portfolio

Risk Considerations

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

The Russell 1000 Value Index is an unmanaged, capitalization-weighted index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume the reinvestment of all dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* As of December 31, 2007, the position was not held.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	100%	96%
Cash Equivalents	—	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Energy	26%	19%
Financials	20%	33%
Utilities	13%	1%
Consumer Staples	9%	5%
Health Care	8%	8%
Industrials	6%	9%
Information Technology	6%	10%
Materials	4%	4%
Consumer Discretionary	4%	7%
Telecommunication Services	4%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 176. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 92.8%
Consumer Discretionary 3.9%
Hotels Restaurants & Leisure 1.3%
McDonald's Corp.	53,653	3,160,698
Household Durables 0.8%
Centex Corp.	74,714	1,887,276
Media 1.3%
Gannett Co., Inc.	80,897	3,154,983
Specialty Retail 0.5%
Office Depot, Inc.*	80,807	1,124,025
Consumer Staples 7.9%
Food & Staples Retailing 1.9%
CVS Caremark Corp.	113,825	4,524,544
Food Products 2.8%
General Mills, Inc.	62,223	3,546,711
Kraft Foods, Inc. "A"	95,488	3,115,773
		6,662,484
Tobacco 3.2%
Altria Group, Inc.	62,603	4,731,535
Reynolds American, Inc. (a)	43,013	2,837,137
		7,568,672
Energy 24.2%
Energy Equipment & Services 5.7%
Baker Hughes, Inc.	28,112	2,279,883
ENSCO International, Inc.	45,664	2,722,488
Halliburton Co.	129,244	4,899,640
Noble Corp.	61,968	3,501,812
		13,403,823
Oil, Gas & Consumable Fuels 18.5%
Cameco Corp.	78,623	3,129,981
Chevron Corp.	26,836	2,504,604
ConocoPhillips	46,711	4,124,581
Devon Energy Corp.	53,146	4,725,211
ExxonMobil Corp.	51,955	4,867,664
Hess Corp.	30,084	3,034,272
Marathon Oil Corp.	69,607	4,236,282
Nexen, Inc.	86,869	2,803,263
Noble Energy, Inc.	68,073	5,413,165
Occidental Petroleum Corp.	44,313	3,411,658
Suncor Energy, Inc.	52,886	5,750,295
		44,000,976
Financials 18.5%
Capital Markets 3.0%
Bank of New York Mellon Corp.	90,973	4,435,844
Lehman Brothers Holdings, Inc.	40,148	2,627,285
		7,063,129
Commercial Banks 1.4%
Comerica, Inc.	28,805	1,253,881
Zions Bancorp.	43,314	2,022,331
		3,276,212
Diversified Financial Services 2.6%
CIT Group, Inc.	39,978	960,671
Citigroup, Inc.	80,653	2,374,424
	Shares	Value ($)

JPMorgan Chase & Co.	68,141	2,974,355
		6,309,450
Insurance 11.0%
Aflac, Inc.	61,122	3,828,071
Allstate Corp.	84,234	4,399,542
Genworth Financial, Inc. "A"	164,151	4,177,643
Hartford Financial Services Group, Inc.	37,732	3,289,853
Loews Corp.	86,654	4,362,163
MetLife, Inc.	38,813	2,391,657
Prudential Financial, Inc.	40,530	3,770,911
		26,219,840
Thrifts & Mortgage Finance 0.5%
Washington Mutual, Inc. (a)	80,215	1,091,726
Health Care 7.7%
Biotechnology 0.9%
Amgen, Inc.*	45,578	2,116,642
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	77,188	4,480,763
Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.*	48,244	2,782,714
Pharmaceuticals 3.7%
Abbott Laboratories	43,780	2,458,247
Merck & Co., Inc.	62,821	3,650,528
Wyeth	60,929	2,692,453
		8,801,228
Industrials 5.5%
Aerospace & Defense 4.2%
Honeywell International, Inc.	67,605	4,162,440
Raytheon Co.	43,936	2,666,915
United Technologies Corp.	41,099	3,145,717
		9,975,072
Machinery 1.3%
Dover Corp.	65,174	3,003,870
Information Technology 5.1%
Computers & Peripherals 2.3%
Brocade Communications Systems, Inc.*	397,301	2,916,189
Hewlett-Packard Co.	51,054	2,577,206
		5,493,395
Semiconductors & Semiconductor Equipment 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	305,564	3,043,418
Software 1.5%
Microsoft Corp.	103,674	3,690,794
Materials 4.0%
Chemicals 2.8%
Air Products & Chemicals, Inc.	41,506	4,093,737
Dow Chemical Co.	61,954	2,442,227
		6,535,964
Containers & Packaging 1.2%
Sonoco Products Co.	88,183	2,881,820
	Shares	Value ($)

Telecommunication Services 3.7%
Diversified Telecommunication Services
AT&T, Inc.	145,047	6,028,153
Verizon Communications, Inc.	61,208	2,674,178
		8,702,331
Utilities 12.3%
Electric Utilities 9.0%
Allegheny Energy, Inc.	71,470	4,546,207
Duke Energy Corp.	155,866	3,143,817
Exelon Corp.	67,303	5,494,617
FirstEnergy Corp.	56,273	4,070,789
FPL Group, Inc.	60,863	4,125,294
		21,380,724
Multi-Utilities 3.3%
Dominion Resources, Inc.	65,240	3,095,638
	Shares	Value ($)

PG&E Corp.	109,628	4,723,871
		7,819,509
Total Common Stocks (Cost $186,453,756)		220,156,082

Securities Lending Collateral 0.9%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $2,063,750)	2,063,750	2,063,750

Cash Equivalents 0.3%
Cash Management QP Trust, 4.67%(b) (Cost $741,747)	741,747	741,747
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $189,259,253)+	94.0	222,961,579
Other Assets and Liabilities, Net	6.0	14,316,940
Net Assets	100.0	237,278,519
* Non-income producing security.
+ The cost for federal income tax purposes was $191,282,952. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $31,678,627. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,384,484 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,705,857.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $2,037,940 which is 0.9% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $186,453,756) — including $2,037,940 of securities loaned	$ 220,156,082
Investment in Daily Asset Fund Institutional (cost $2,063,750)*	2,063,750
Investment in Cash Management QP Trust (cost $741,747)	741,747
Total investments, at value (cost $189,259,253)	222,961,579
Receivable for investments sold	20,571,799
Dividends receivable	388,691
Interest receivable	91,388
Receivable for Portfolio shares sold	13,891
Other assets	4,029
Total assets	244,031,377
Liabilities
Cash overdraft	1,574,007
Payable upon return of securities loaned	2,063,750
Payable for Portfolio shares redeemed	254,142
Payable for investments purchased	2,545,237
Accrued management fee	138,559
Other accrued expenses and payables	177,163
Total liabilities	6,752,858
Net assets, at value	$ 237,278,519
Net Assets Consist of
Undistributed net investment income	3,977,565
Net unrealized appreciation (depreciation) on: Investments	33,702,326
Foreign currency	64
Accumulated net realized gain (loss)	50,505,433
Paid-in capital	149,093,131
Net assets, at value	$ 237,278,519
Class A Net Asset Value, offering and redemption price per share ($229,353,363 ÷ 11,941,625 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.21
Class B Net Asset Value, offering and redemption price per share ($7,925,156 ÷ 412,771 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.20
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $44,178)	$ 5,935,930
Interest — Cash Management QP Trust	534,825
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,936
Total Income	6,482,691
Expenses: Management fee	1,950,386
Administration fee	197,410
Services to shareholders	802
Custodian fee	30,823
Professional fees	76,816
Distribution service fee (Class B)	46,834
Record keeping fees (Class B)	24,065
Trustees' fees and expenses	34,182
Reports to shareholders	70,666
Other	13,124
Total expenses before expense reductions	2,445,108
Expense reductions	(18,061)
Total expenses after expense reductions	2,427,047
Net investment income (loss)	4,055,644
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	52,279,003
Foreign currency	3
Payments by affiliates (see Note I)	92,456
52,371,462
Change in net unrealized appreciation (depreciation) on: Investments	(20,593,364)
Foreign currency	64
(20,593,300)
Net gain (loss)	31,778,162
Net increase (decrease) in net assets resulting from operations	$ 35,833,806

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 4,055,644	$ 5,237,807
Net realized gain (loss)	52,371,462	25,014,587
Change in net unrealized appreciation (depreciation)	(20,593,300)	14,129,866
Net increase (decrease) in net assets resulting from operations	35,833,806	44,382,260
Distributions to shareholders from: Net investment income: Class A	(4,770,707)	(4,273,682)
Class B	(538,814)	(482,902)
Net realized gains: Class A	(9,924,139)	—
Class B	(1,431,558)	—
Total Distributions	$ (16,665,218)	$ (4,756,584)
Portfolio share transactions: Class A Proceeds from shares sold	14,988,182	20,402,810
Reinvestment of distributions	14,694,846	4,273,682
Cost of shares redeemed	(93,544,614)	(52,316,305)
Net increase (decrease) in net assets from Class A share transactions	(63,861,586)	(27,639,813)
Class B Proceeds from shares sold	699,209	1,368,796
Reinvestment of distributions	1,970,372	482,902
Cost of shares redeemed	(35,609,682)	(7,365,382)
Net increase (decrease) in net assets from Class B share transactions	(32,940,101)	(5,513,684)
Increase (decrease) in net assets	(77,633,099)	6,472,179
Net assets at beginning of period	314,911,618	308,439,439
Net assets at end of period (including undistributed net investment income of $3,977,565 and $5,231,439, respectively)	$ 237,278,519	$ 314,911,618
Other Information
Class A Shares outstanding at beginning of period	15,303,964	16,949,748
Shares sold	804,074	1,230,380
Shares issued to shareholders in reinvestment of distributions	857,842	263,158
Shares redeemed	(5,024,255)	(3,139,322)
Net increase (decrease) in Class A shares	(3,362,339)	(1,645,784)
Shares outstanding at end of period	11,941,625	15,303,964
Class B Shares outstanding at beginning of period	2,232,310	2,564,460
Shares sold	38,354	81,671
Shares issued to shareholders in reinvestment of distributions	114,823	29,681
Shares redeemed	(1,972,716)	(443,502)
Net increase (decrease) in Class B shares	(1,819,539)	(332,150)
Shares outstanding at end of period	412,771	2,232,310

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 17.96	$ 15.81	$ 15.79	$ 14.57	$ 11.24
Income (loss) from investment operations: Net investment income (loss)[a]	.26	.29[c]	.26	.27	.24
Net realized and unrealized gain (loss)	1.98	2.12	.04	1.18	3.33
Total from investment operations	2.24	2.41	.30	1.45	3.57
Less distributions from: Net investment income	(.32)	(.26)	(.28)	(.23)	(.24)
Net realized gains	(.67)	—	—	—	—
Total Distributions	(.99)	(.26)	(.28)	(.23)	(.24)
Net asset value, end of period	$ 19.21	$ 17.96	$ 15.81	$ 15.79	$ 14.57
Total Return (%)	13.15[b,d]	15.41[c]	1.97[b]	10.07	32.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	229	275	268	274	263
Ratio of expenses before expense reductions (%)	.83	.83	.80	.80	.80
Ratio of expenses after expense reductions (%)	.82	.83	.80	.80	.80
Ratio of net investment income (loss) (%)	1.43	1.73[c]	1.64	1.84	1.94
Portfolio turnover rate (%)	103	76	64	40	58
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] Includes a reimbursement from the Advisor for $92,456 for losses on certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 17.94	$ 15.79	$ 15.77	$ 14.55	$ 11.23
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.23[c]	.19	.22	.18
Net realized and unrealized gain (loss)	1.99	2.11	.05	1.17	3.35
Total from investment operations	2.18	2.34	.24	1.39	3.53
Less distributions from: Net investment income	(.25)	(.19)	(.22)	(.17)	(.21)
Net realized gains	(.67)	—	—	—	—
Total Distributions	(.92)	(.19)	(.22)	(.17)	(.21)
Net asset value, end of period	$ 19.20	$ 17.94	$ 15.79	$ 15.77	$ 14.55
Total Return (%)	12.77[b,d]	14.96[c]	1.58[b]	9.65	32.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	40	40	40	18
Ratio of expenses before expense reductions (%)	1.21	1.21	1.21	1.18	1.19
Ratio of expenses after expense reductions (%)	1.20	1.21	1.20	1.18	1.19
Ratio of net investment income (loss) (%)	1.06	1.35[c]	1.24	1.46	1.55
Portfolio turnover rate (%)	103	76	64	40	58
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] Includes a reimbursement from the Advisor for $92,456 for losses on certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Performance Summary December 31, 2007

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.03% and 1.42% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP from 5/1/1999 to 12/31/2007
[] DWS Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,836	$13,831	$19,278	$13,904
	Average annual total return	8.36%	11.42%	14.03%	3.88%
Russell Midcap Growth Index	Growth of $10,000	$11,143	$13,822	$22,779	$16,304
	Average annual total return	11.43%	11.39%	17.90%	5.80%
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,792	$13,678	$18,909	$17,968
	Average annual total return	7.92%	11.01%	13.59%	11.24%
Russell Midcap Growth Index	Growth of $10,000	$11,143	$13,822	$22,779	$20,594
	Average annual total return	11.43%	11.39%	17.90%	14.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns began on April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 965.20	$ 963.20
Expenses Paid per $1,000*	$ 4.51	$ 6.68
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,020.62	$ 1,018.40
Expenses Paid per $1,000*	$ 4.63	$ 6.87
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mid Cap Growth VIP	.91%	1.35%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio of any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Mid Cap Growth VIP

In the first half of 2007, inflation fears, rising global interest rates, increases in energy prices and subprime mortgage woes contributed to volatility in the US and international equity markets. In that same period, strong rallies in US stocks were driven by better-than-expected corporate earnings and a rush of merger and acquisition activity. However, volatility in the US stock market continued right through the fourth quarter. Several financial institutions reported write-downs that amounted to tens of billions of dollars stemming from the subprime mortgage crisis, and market observers worry that there is more disruption to come. Toward the end of the year, the dollar fell to record lows as oil prices reached new highs. In an effort to stimulate economic activity and avoid a recession, the US Federal Reserve Board (the Fed) cut a key short-term interest rate on several occasions, while at the same time noting its continuing concern over inflationary pressures.

For the 12 months ended December 31, 2007, the Portfolio returned 8.36% (Class A shares, unadjusted for contract charges), underperforming the 11.43% return of the Russell Midcap®Growth Index.

During the period, positive contributors to performance included stock selection in the financials and health care sectors. An underweight to consumer staples relative to the benchmark and an overweight to industrials also helped performance.1 Detractors from performance included stock selection in the consumer discretionary and information technology sectors as well as an overweight to telecommunication services and an underweight to materials compared with the benchmark. We continue to maintain our long-term perspective, investing in quality mid-cap growth stocks.

Robert S. Janis Joseph Axtell, CFA
Lead Portfolio Manager Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (As a% of Investment Portfolio Excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Information Technology	26%	18%
Industrials	18%	14%
Consumer Discretionary	14%	24%
Health Care	12%	16%
Energy	11%	11%
Financials	9%	12%
Telecommunication Services	5%	2%
Materials	3%	1%
Consumer Staples	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 186. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 13.5%
Specialty Retail 11.1%
Dick's Sporting Goods, Inc.* (a)	39,000	1,082,640
Guess?, Inc. (a)	42,000	1,591,380
Tiffany & Co. (a)	18,000	828,540
Urban Outfitters, Inc.* (a)	85,500	2,330,730
		5,833,290
Textiles, Apparel & Luxury Goods 2.4%
Crocs, Inc.* (a)	18,100	666,261
Phillips-Van Heusen Corp. (a)	16,600	611,876
		1,278,137
Consumer Staples 1.9%
Food & Staples Retailing 0.9%
Whole Foods Market, Inc. (a)	12,300	501,840
Personal Products 1.0%
Herbalife Ltd. (a)	12,800	515,584
Energy 11.4%
Energy Equipment & Services 5.2%
FMC Technologies, Inc.* (a)	14,700	833,490
National-Oilwell Varco, Inc.*	14,500	1,065,170
Rowan Companies, Inc. (a)	21,150	834,579
		2,733,239
Oil, Gas & Consumable Fuels 6.2%
Southwestern Energy Co.*	29,100	1,621,452
Ultra Petroleum Corp.*	22,530	1,610,895
		3,232,347
Financials 9.0%
Capital Markets
Affiliated Managers Group, Inc.* (a)	14,910	1,751,329
Eaton Vance Corp. (a)	18,200	826,462
T. Rowe Price Group, Inc. (a)	23,500	1,430,680
Waddell & Reed Financial, Inc. "A"	20,700	747,063
		4,755,534
Health Care 11.6%
Health Care Equipment & Supplies 2.7%
Hologic, Inc.* (a)	20,600	1,413,984
Health Care Providers & Services 3.1%
Pediatrix Medical Group, Inc.*	24,000	1,635,600
Life Sciences Tools & Services 4.1%
Covance, Inc.*	13,500	1,169,370
Pharmaceutical Product Development, Inc.	24,400	985,028
		2,154,398
Pharmaceuticals 1.7%
Mylan, Inc. (a)	62,700	881,562
Industrials 17.5%
Aerospace & Defense 2.5%
BE Aerospace, Inc.*	25,100	1,327,790
	Shares	Value ($)

Commercial Services & Supplies 1.1%
Huron Consulting Group, Inc.* (a)	7,200	580,536
Construction & Engineering 0.9%
Aecom Technology Corp.* (a)	17,100	488,547
Electrical Equipment 3.4%
General Cable Corp.* (a)	8,900	652,192
Roper Industries, Inc. (a)	17,650	1,103,831
		1,756,023
Industrial Conglomerates 1.6%
McDermott International, Inc.*	13,800	814,614
Machinery 8.0%
Harsco Corp. (a)	10,100	647,107
Manitowoc Co., Inc.	14,400	703,152
Oshkosh Truck Corp. (a)	15,680	741,037
Terex Corp.* (a)	32,280	2,116,599
		4,207,895
Information Technology 26.1%
Communications Equipment 4.3%
F5 Networks, Inc.* (a)	43,100	1,229,212
Foundry Networks, Inc.*	59,900	1,049,448
		2,278,660
Semiconductors & Semiconductor Equipment 15.2%
FormFactor, Inc.* (a)	17,000	562,700
Lam Research Corp.* (a)	15,600	674,388
MEMC Electronic Materials, Inc.*	45,500	4,026,295
NVIDIA Corp.*	28,000	952,560
Tessera Technologies, Inc.* (a)	22,500	936,000
Varian Semiconductor Equipment Associates, Inc.* (a)	22,400	828,800
		7,980,743
Software 6.6%
Activision, Inc.*	58,900	1,749,330
Citrix Systems, Inc.*	25,200	957,852
FactSet Research Systems, Inc. (a)	13,900	774,230
		3,481,412
Materials 3.0%
Metals & Mining
Allegheny Technologies, Inc. (a)	6,000	518,400
Gerdau Ameristeel Corp.	73,000	1,038,060
		1,556,460
Telecommunication Services 5.0%
Wireless Telecommunication Services
NII Holdings, Inc.*	29,060	1,404,179
SBA Communications Corp. "A"* (a)	36,400	1,231,776
		2,635,955
Total Common Stocks (Cost $39,758,020)		52,044,150

Securities Lending Collateral 31.0%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $16,301,818)	16,301,818	16,301,818
	Shares	Value ($)

Cash Equivalents 1.0%
Cash Management QP Trust, 4.67%(b) (Cost $514,888)	514,888	514,888
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $56,574,726)+	131.0	68,860,856
Other Assets and Liabilities, Net	(31.0)	(16,287,963)
Net Assets	100.0	52,572,893
* Non-income producing security.
+ The cost for federal income tax purposes was $56,574,726. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $12,286,130. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,529,050 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,242,920.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $15,876,687 which is 30.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $39,758,020) — including $15,876,687 of securities loaned	$ 52,044,150
Investment in Daily Assets Fund Institutional (cost $16,301,818)*	16,301,818
Investment in Cash Management QP Trust (cost $514,888)	514,888
Total investments, at value (cost $56,574,726)	68,860,856
Cash	3,115
Receivable for investments sold	171,385
Dividends receivable	11,700
Interest receivable	10,342
Due from Advisor	2,447
Other assets	1,204
Total assets	69,061,049
Liabilities
Payable for Portfolio shares redeemed	87,107
Payable upon return of securities loaned	16,301,818
Accrued management fee	22,398
Other accrued expenses and payables	76,833
Total liabilities	16,488,156
Net assets, at value	$ 52,572,893
Net Assets Consist of
Accumulated net investment loss	(6,766)
Net unrealized appreciation (depreciation) on investments	12,286,130
Accumulated net realized gain (loss)	(20,554,048)
Paid-in capital	60,847,577
Net assets, at value	$ 52,572,893
Class A Net Asset Value, offering and redemption price per share ($50,630,325 ÷ 3,720,929 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.61
Class B Net Asset Value, offering and redemption price per share ($1,942,568 ÷ 145,552 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.35
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Dividends	$ 133,606
Interest — Cash Management QP Trust	80,645
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	85,683
Total Income	299,934
Expenses: Management fee	435,886
Services to shareholders	407
Custodian and accounting fees	69,696
Distribution service fee (Class B)	10,285
Record keeping fees (Class B)	5,524
Professional fees	64,427
Trustees' fees and expenses	12,891
Reports to shareholders	22,101
Other	4,134
Total expenses before expense reductions	625,351
Expense reductions	(86,543)
Total expenses after expense reductions	538,808
Net investment income (loss)	(238,874)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,021,482
Foreign currency	(35)
8,021,447
Change in net unrealized appreciation (depreciation) on investments	(2,652,715)
Net gain (loss)	5,368,732
Net increase (decrease) in net assets resulting from operations	$ 5,129,858

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ (238,874)	$ (344,480)
Net realized gain (loss)	8,021,447	4,409,781
Change in net unrealized appreciation (depreciation)	(2,652,715)	2,176,003
Net increase (decrease) in net assets resulting from operations	5,129,858	6,241,304
Portfolio share transactions: Class A Proceeds from shares sold	7,675,878	5,059,680
Cost of shares redeemed	(14,497,003)	(14,794,831)
Net increase (decrease) in net assets from Class A share transactions	(6,821,125)	(9,735,151)
Class B Proceeds from shares sold	1,053,940	1,920,284
Cost of shares redeemed	(7,779,098)	(1,540,560)
Net increase (decrease) in net assets from Class B share transactions	(6,725,158)	379,724
Increase (decrease) in net assets	(8,416,425)	(3,114,123)
Net assets at beginning of period	60,989,318	64,103,441
Net assets at end of period (including accumulated net investment loss of $6,766 and $5,750, respectively)	$ 52,572,893	$ 60,989,318
Other Information
Class A Shares outstanding at beginning of period	4,226,008	5,056,911
Shares sold	567,035	418,748
Shares redeemed	(1,072,114)	(1,249,651)
Net increase (decrease) in Class A shares	(505,079)	(830,903)
Shares outstanding at end of period	3,720,929	4,226,008
Class B Shares outstanding at beginning of period	640,328	612,639
Shares sold	79,290	159,745
Shares redeemed	(574,066)	(132,056)
Net increase (decrease) in Class B shares	(494,776)	27,689
Shares outstanding at end of period	145,552	640,328

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.56	$ 11.32	$ 9.84	$ 9.46	$ 7.06
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.06)[c]	(.05)	(.01)	(.05)
Net realized and unrealized gain (loss)	1.10	1.30	1.53	.39	2.45
Total from investment operations	1.05	1.24	1.48	.38	2.40
Net asset value, end of period	$ 13.61	$ 12.56	$ 11.32	$ 9.84	$ 9.46
Total Return (%)[b]	8.36	10.95[c]	15.04	4.02	33.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	53	57	53	56
Ratio of expenses before expense reductions (%)	1.05	1.03	1.01	1.02	.98
Ratio of expenses after expense reductions (%)	.90	.93	.95	.95	.95
Ratio of net investment income (loss) (%)	(.38)	(.51)[c]	(.45)	(.11)	(.57)
Portfolio turnover rate (%)	68	46	104	103	91
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.37	$ 11.19	$ 9.76	$ 9.42	$ 7.06
Income (loss) from investment operations: Net investment income (loss)[a]	(.10)	(.10)[c]	(.09)	(.05)	(.09)
Net realized and unrealized gain (loss)	1.08	1.28	1.52	.39	2.45
Total from investment operations	.98	1.18	1.43	.34	2.36
Net asset value, end of period	$ 13.35	$ 12.37	$ 11.19	$ 9.76	$ 9.42
Total Return (%)[b]	7.92	10.55[c]	14.65	3.61	33.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	8	7	6	4
Ratio of expenses before expense reductions (%)	1.43	1.42	1.40	1.41	1.37
Ratio of expenses after expense reductions (%)	1.28	1.29	1.32	1.34	1.34
Ratio of net investment income (loss) (%)	(.76)	(.87)[c]	(.82)	(.50)	(.96)
Portfolio turnover rate (%)	68	46	104	103	91
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Performance Summary December 31, 2007

DWS Moderate Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.62% for Class B shares. The total portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2007 is 1.30% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Moderate Allocation VIP from 8/16/2004 to 12/31/2007
[] DWS Moderate Allocation VIP — Class B [] Russell 1000® Index [] Lehman Brothers US Aggregate Index

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Moderate Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$10,509	$12,248	$13,276
	Average annual total return	5.09%	6.99%	8.77%
Russell 1000 Index	Growth of $10,000	$10,577	$12,978	$14,430
	Average annual total return	5.77%	9.08%	11.63%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,697	$11,431	$11,572
	Average annual total return	6.97%	4.56%	4.48%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Moderate Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on the expense ratios from the Underlying DWS Portfolio's most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,009.00
Expenses Paid per $1,000*	$ 2.94
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.28
Expenses Paid per $1,000*	$ 2.96
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,009.00
Expenses Paid per $1,000**	$ 6.53
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,018.70
Expenses Paid per $1,000**	$ 6.56
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.58%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.71%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Moderate Allocation VIP

Equity markets were generally strong during the first half of 2007, but down in the last half, particularly in the fourth quarter, when markets responded to further bad news about the potential impact of the subprime mortgage crisis. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14% for the full year 2007. The return of the Lehman Brothers US Aggregate Index, which is considered indicative of broad bond market trends, was 6.97% for the 12-month period.

For the 12 months ended December 31, 2007, the Portfolio's Class B shares (unadjusted for contract charges) had a return of 5.09%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indices that represent each asset class. The Portfolio's return was below that of its bond and equity benchmarks.

The Portfolio's allocation between equity and fixed-income funds remained close to its target of 60% equity and 40% fixed income during the first half of 2007, but with equities overweighted throughout the period.1 This overweight was positive for returns in the first half of the year, as equities outperformed fixed income, but was negative during the last half of the year. A change in strategic allocation implemented in July contributed to performance. As an example of this change, an increase in the Portfolio's allocation to international equities, with a corresponding reduction in US equities contributed, since international equities (as measured by the MSCI EAFE® Index) outperformed US equities. Another example was a reduction in the value tilt in both large cap and small cap, as growth stocks performed better than value stocks — also a positive. In the fixed-income portion of the Portfolio, a position in high-yield bonds added to performance in the first half of the year, but detracted in the last half. At mid-year, an increased strategic allocation to cash equivalents, with a corresponding reduction in bonds, detracted from performance.

Tactical asset allocation was marginally negative for performance. A tactical underweight of cash equivalents with a corresponding overweight in investment-grade bonds contributed to performance. On balance, the performance of the underlying funds detracted from returns. Although equity funds in all three categories (large cap, small cap and international) contributed positively, this contribution was offset by fixed-income fund underperformance.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East Index) is composed of approximately 1,100 companies in 21 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Moderate Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/07	12/31/06

Equity Funds	63%	61%
Fixed Income — Bond Funds	33%	32%
Fixed Income — Money Market Fund	4%	7%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 197. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Moderate Allocation VIP

	Shares	Value ($)

Equity Funds 63.7%
DWS Blue Chip VIP "A"	8,242	120,748
DWS Capital Growth VIP "A"	47,854	976,707
DWS Davis Venture Value VIP "A"	204,078	2,977,499
DWS Dreman High Return Equity VIP "A"	6,720	96,768
DWS Dreman Small Mid Cap Value VIP "A"	64,188	1,291,455
DWS Global Opportunities VIP "A"	9,029	165,045
DWS Global Thematic VIP "A"	25,755	403,583
DWS Growth & Income VIP "A"	301,476	3,258,952
DWS Health Care VIP "A"	40,091	588,529
DWS International Select Equity VIP "A"	2,753	46,146
DWS International VIP "A"	238,086	3,573,666
DWS Large Cap Value VIP "A"	325,703	6,256,762
DWS Mid Cap Growth VIP "A"	2,469	33,598
DWS RREEF Real Estate Securities VIP "A"	23,480	377,091
DWS Small Cap Growth VIP "A"	48,918	737,193
DWS Technology VIP "A"	82,015	878,378
Total Equity Funds (Cost $20,364,839)		21,782,120
	Shares	Value ($)

Fixed Income — Bond Funds 33.2%
DWS Core Fixed Income VIP "A"	872,034	10,307,440
DWS Government & Agency Securities VIP "A"	55	680
DWS High Income VIP "A"	107,594	840,311
DWS Strategic Income VIP "A"	18,131	211,956
Total Fixed Income — Bond Funds (Cost $11,144,962)		11,360,387

Fixed Income — Money Market Fund 3.5%
Cash Management QP Trust (Cost $1,188,957)	1,188,957	1,188,957
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $32,698,758)+	100.4	34,331,464
Other Assets and Liabilities, Net	(0.4)	(120,540)
Net Assets	100.0	34,210,924
+ The cost for federal income tax purposes was $32,720,923. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $1,610,541. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,746,347 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $135,806.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $31,509,801)	$ 33,142,507
Investment in Cash Management QP Trust (cost $1,188,957)	1,188,957
Total investments, at value (cost $32,698,758)	34,331,464
Interest receivable	10,069
Other assets	3,761
Total assets	34,345,294
Liabilities
Payable for Portfolio shares redeemed	4,355
Accrued management fee	946
Other accrued expenses and payables	129,069
Total liabilities	134,370
Net assets, at value	$ 34,210,924
Net Assets Consist of
Undistributed net investment income	5,098,423
Net unrealized appreciation (depreciation) on investments	1,632,706
Accumulated net realized gain (loss)	16,107,575
Paid-in capital	11,372,220
Net assets, at value	$ 34,210,924
Class B Net Asset Value, offering and redemption price per share ($34,210,924 ÷ 2,785,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	4,335,753
Interest — Cash Management QP Trust	223,037
Total Income	4,558,790
Expenses: Management fee	254,334
Services to shareholders	114
Custodian and accounting fees	49,743
Distribution service fee	423,890
Record keeping fees	239,884
Professional fees	61,264
Trustees' fees and expenses	23,766
Reports to shareholders	10,846
Other	8,831
Total expenses before expense reductions	1,072,672
Expense reductions	(84,778)
Total expenses after expense reductions	987,894
Net investment income (loss)	3,570,896
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	13,727,580
Capital gain distributions from Underlying Affiliated Portfolios	4,706,160
18,433,740
Change in net unrealized appreciation (depreciation) on investments	(12,317,475)
Net gain (loss)	6,116,265
Net increase (decrease) in net assets resulting from operations	$ 9,687,161

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 3,570,896	$ 2,957,152
Net realized gain (loss)	18,433,740	6,922,802
Change in net unrealized appreciation (depreciation)	(12,317,475)	8,346,369
Net increase (decrease) in net assets resulting from operations	9,687,161	18,226,323
Distributions to shareholders from: Net investment income: Class B	(3,955,828)	(1,569,948)
Net realized gains: Class B	(6,545,482)	(1,255,958)
Total distributions	(10,501,310)	(2,825,906)
Portfolio share transactions: Class B Proceeds from shares sold	4,472,231	12,643,004
Reinvestment of distributions	10,501,310	2,825,906
Cost of shares redeemed	(158,853,998)	(23,279,005)
Net increase (decrease) in net assets from Class B share transactions	(143,880,457)	(7,810,095)
Increase (decrease) in net assets	(144,694,606)	7,590,322
Net assets at beginning of period	178,905,530	171,315,208
Net assets at end of period (including undistributed net investment income of $5,098,423 and $3,893,238, respectively)	$ 34,210,924	$ 178,905,530
Other Information
Class B Shares outstanding at beginning of period	14,409,131	15,061,439
Shares sold	363,437	1,083,996
Shares issued to shareholders in reinvestment of distributions	888,436	244,244
Shares redeemed	(12,875,759)	(1,980,548)
Net increase (decrease) in Class B shares	(11,623,886)	(652,308)
Shares outstanding at end of period	2,785,245	14,409,131

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.42	$ 11.37	$ 10.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.26	.19	.12	(.03)
Net realized and unrealized gain (loss)	.34	1.04	.43	.87
Total from investment operations	.60	1.23	.55	.84
Less distributions from: Net investment income	(.28)	(.10)	—	—
Net realized gains	(.46)	(.08)	(.02)	—
Total distributions	(.74)	(.18)	(.02)	—
Net asset value, end of period	$ 12.28	$ 12.42	$ 11.37	$ 10.84
Total Return (%)[c,d]	5.09	10.93	5.06	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	179	171	39
Ratio of expenses before expense reductions (%)[e]	.63	.62	.66	1.53*
Ratio of expenses after expense reductions (%)[e]	.58	.57	.61	.75*
Ratio of net investment income (loss) (%)	2.11	1.65	1.15	(.68)*
Portfolio turnover rate (%)	30	35	14	13
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,024.70	$ 1,022.90
Expenses Paid per $1,000*	$ 2.25	$ 4.03
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.99	$ 1,021.22
Expenses Paid per $1,000*	$ 2.24	$ 4.02
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Money Market VIP	.44%	.79%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Money Market VIP

In the first quarter of 2007, increasing defaults by subprime mortgage borrowers and losses on residential mortgage-backed securities sparked volatility in the financial markets as investors wondered to what degree Wall Street and the banking community would be hurt by a retrenchment in this market. As we entered the second half of the year, it became clear that several financial firms would need to shed excess debt and sell assets in order to avoid significant losses. For much of August, buyers in the credit markets had almost disappeared, replaced entirely by sellers. At the short end of the yield curve, asset-backed securities' yields spiked significantly, reflecting investors' credit concerns, as did LIBOR, the industry standard for measuring one-year money market rates. In response to this "credit crunch," as well as to fears of an oncoming economic recession, the US Federal Reserve Board (the Fed) added liquidity to the financial system with a number of measures, including three separate cuts of the federal funds rate (the overnight rate charged by banks when they borrow money from each other) totaling one percentage point.

During the 12-month period ended December 31, 2007, the Portfolio provided a total return of 5.00% (Class A shares, unadjusted for contract charges) compared with the 4.78% average return for the 107 funds in the Lipper Money Market Variable Annuity Funds category for the same period, according to Lipper Inc. The 7-day current yield for the period ending December 31, 2007 was 4.58%. The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been 4.58% as of December 31, 2007.

Given the difficult situation throughout the investment markets during the period, and recognizing that the credit crunch was not likely to be a short-term phenomenon, our strategy was to avoid credit risk as much as possible. Therefore, especially during the latter half of the year, we increased the Portfolio's positions in Treasury securities, agency securities and overnight liquidity positions, and decreased holdings in asset-backed commercial paper. During the summer we kept the Portfolio's average maturity short, but, confident that the Fed would need to cut rates, we gradually extended maturity with very high-quality securities. This strategy helped avoid problem credits and losses stemming from the widespread credit issues in the market. Going forward, we will continue to monitor investment markets, economic data and Fed statements carefully.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio's shares outstanding.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

The Lipper Money Market Variable Annuity Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Money Market VIP

Asset Allocation	12/31/07	12/31/06

Commercial Paper	46%	32%
Short-Term Notes	22%	37%
Certificates of Deposit and Bank Notes	20%	19%
Government & Agency Obligations	4%	—
Promissory Notes	2%	2%
Repurchase Agreements	2%	6%
Master Notes	2%	—
Time Deposit	1%	—
Asset Backed	1%	1%
Funding Agreement	—	3%
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	41 days	35 days
First Tier Retail Money Fund Average	41 days	42 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 205. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the 14th day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 14th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 20.1%
ABN Amro Bank NV:
4.81%, 1/31/2008	2,000,000	2,000,010
5.03%, 1/24/2008	1,800,000	1,800,023
5.1%, 1/22/2008	4,000,000	4,000,069
Banco Bilbao Vizcaya Argentaria SA, 5.27%, 1/8/2008	3,000,000	3,000,006
Banco Santander Central Hispano SA, 4.99%, 2/1/2008	7,000,000	7,000,238
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.3%, 2/21/2008	5,000,000	5,000,000
Barclays Bank PLC:
5.2%, 4/9/2008	1,800,000	1,800,000
5.5%, 3/12/2008	3,500,000	3,500,000
BNP Paribas, 5.1%, 3/13/2008	3,000,000	3,000,000
Calyon, 4.8%, 3/25/2008	1,750,000	1,750,000
Chase Bank USA, NA, 5.15%, 2/12/2008	1,750,000	1,750,000
Citibank, NA, 5.3%, 2/20/2008	2,000,000	2,000,000
Credit Industrial et Commercial, 4.95%, 2/1/2008	1,500,000	1,500,006
Dexia Credit Local, 4.95%, 1/22/2008	4,000,000	4,000,000
HSH Nordbank AG, 5.35%, 1/11/2008	3,500,000	3,499,996
JPMorgan Chase Bank, NA, 4.75%, 6/10/2008	1,900,000	1,900,000
KBC Bank NV, 5.7%, 3/6/2008	1,500,000	1,500,261
Landesbank Baden Wurttemberg, 5.4%, 3/18/2008	1,500,000	1,500,000
Mizuho Corporate Bank, 4.93%, 2/19/2008	11,500,000	11,500,000
Societe Generale:
5.305%, 1/24/2008	3,000,000	3,000,009
5.35%, 1/18/2008	3,700,000	3,700,000
UBS AG:
5.39%, 3/18/2008	3,800,000	3,800,000
5.48%, 3/7/2008	3,800,000	3,800,000
Total Certificates of Deposit and Bank Notes (Cost $76,300,618)		76,300,618

Commercial Paper** 46.1%
AstraZeneca PLC:
4.65%, 2/28/2008	2,200,000	2,183,518
4.95%, 4/7/2008	2,750,000	2,713,322
Bank of America Corp., 4.865%, 4/11/2008	2,000,000	1,972,702
CAFCO LLC, 5.35%, 2/12/2008	4,000,000	3,975,033
Cancara Asset Securitization LLC:
4.87%, 2/8/2008	1,800,000	1,790,747
4.93%, 1/9/2008	4,000,000	3,995,618
Ciesco LLC:
5.4%, 1/28/2008	3,000,000	2,987,850
5.43%, 2/14/2008	2,500,000	2,483,408
5.45%, 2/14/2008	2,500,000	2,483,347
CVS Corp., 4.8%, 1/2/2008	2,000,000	1,999,733
DNB NOR Bank ASA, 5.075%, 1/16/2008	3,000,000	2,993,656
Eksportfinans AS, 4.61%, 4/21/2008	6,000,000	5,914,715
	Principal Amount ($)	Value ($)

Falcon Asset Securitization Corp.:
4.9%, 1/15/2008	4,000,000	3,992,378
5.4%, 1/28/2008	2,000,000	1,991,900
General Electric Capital Corp., 5.15%, 1/24/2008	2,400,000	2,392,103
Giro Balanced Funding Corp., 5.59%, 1/31/2008	3,000,000	2,986,025
Glaxosmithkline Finance PLC, 4.55%, 1/22/2008	4,000,000	3,989,383
Grampian Funding LLC:
4.865%, 2/11/2008	1,500,000	1,491,689
5.16%, 2/5/2008	2,500,000	2,487,458
Greenwich Capital Holdings, Inc., 4.81%, 5/28/2008	1,800,000	1,764,406
International Lease Finance Corp., 4.68%, 1/25/2008	3,600,000	3,588,768
KBC Financial Products International Ltd., 4.97%, 2/14/2008	6,750,000	6,708,998
Kellogg Co.:
5.0%, 1/10/2008	2,500,000	2,496,875
5.28%, 1/31/2008	800,000	796,480
Kitty Hawk Funding Corp.:
4.87%, 2/14/2008	6,826,000	6,785,370
5.0%, 1/7/2008	2,500,000	2,497,917
Lake Constance Funding LLC, 5.23%, 1/11/2008	3,000,000	2,995,642
Liberty Street Funding, 5.4%, 2/19/2008	3,800,000	3,772,070
Natexis Banques Populaires US Finance Co., LLC, 4.745%, 2/6/2008	1,500,000	1,492,883
Nestle Capital Corp.:
4.3%, 10/31/2008	500,000	481,844
5.23%, 1/24/2008	2,000,000	1,993,317
Nissan Motor Acceptance Corp.:
5.15%, 1/23/2008	3,000,000	2,990,558
5.7%, 1/9/2008	1,500,000	1,498,100
Norddeutsche Landesbank Girozentrale, 5.23%, 1/7/2008	1,500,000	1,498,693
North Sea Funding LLC, 5.15%, 1/25/2008	3,000,000	2,989,700
Old Line Funding LLC, 5.85%, 2/8/2008	2,000,000	1,987,650
Perry Global Funding LLC, Series A, 5.26%, 1/17/2008	1,500,000	1,496,493
Pfizer, Inc.:
4.4%, 5/14/2008	2,500,000	2,459,056
4.41%, 5/16/2008	1,000,000	983,340
4.53%, 4/28/2008	1,800,000	1,773,273
Procter & Gamble International Funding S.C.A.:
4.47%, 2/14/2008	500,000	497,268
4.5%, 2/5/2008	5,600,000	5,575,500
San Paolo IMI US Financial Co., 5.28%, 1/7/2008	10,000,000	9,991,200
Scaldis Capital LLC:
5.02%, 1/25/2008	5,300,000	5,282,263
5.24%, 1/9/2008	3,000,000	2,996,507
	Principal Amount ($)	Value ($)

Sheffield Receivables Corp.:
5.8%, 1/18/2008	2,000,000	1,994,522
5.9%, 1/23/2008	1,900,000	1,893,149
Societe Generale North America, Inc.:
4.775%, 2/1/2008	3,000,000	2,987,665
5.16%, 1/3/2008	3,400,000	3,399,025
Swedbank AB, 4.73%, 2/29/2008	3,800,000	3,770,543
The Goldman Sachs Group, Inc., 5.3%, 1/8/2008	1,500,000	1,498,454
Three Rivers Funding Corp., 5.0%, 1/2/2008	7,300,000	7,298,986
Toyota Motor Credit Corp.:
4.5%, 2/12/2008	3,500,000	3,481,625
4.61%, 4/25/2008	3,300,000	3,251,403
4.84%, 3/31/2008	1,500,000	1,481,850
United Parcel Service, Inc., 4.18%, 5/30/2008	750,000	736,938
Victory Receivables Corp., 5.5%, 2/15/2008	2,500,000	2,482,813
Westpac Banking Corp., 5.1%, 1/11/2008	3,200,000	3,195,467
Windmill Funding Corp.:
5.07%, 1/18/2008	3,500,000	3,491,620
5.35%, 2/1/2008	1,900,000	1,891,247
Total Commercial Paper (Cost $175,074,063)		175,074,063

Short Term Notes* 21.7%
American General Finance Corp., 5.328%, 1/18/2008	5,000,000	4,999,800
American Honda Finance Corp., 5.171%, 1/23/2008	3,000,000	3,000,088
Banco Bilbao Vizcaya Argentaria SA, 5.234%, 4/17/2008	3,500,000	3,500,441
Banco Espanol de Credito SA, 5.198%, 8/11/2008	3,700,000	3,700,000
Bank of America NA, 4.315%, 5/16/2008	2,500,000	2,500,000
BNP Paribas, 4.896%, 8/25/2008	3,000,000	3,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.348%, 8/12/2008	1,000,000	1,000,000
Canadian Imperial Bank of Commerce, 4.41%, 6/9/2008	1,000,000	1,000,000
Credit Agricole SA, 4.853%, 7/22/2008	3,000,000	3,000,000
Danske Bank AS, 4.918%, 8/19/2008	3,200,000	3,199,865
DNB NOR Bank ASA, 4.865%, 9/24/2008	9,500,000	9,500,000
General Electric Capital Corp.:
4.916%, 8/19/2011	10,000,000	10,000,000
5.198%, 1/15/2008	2,000,000	1,999,916
Intesa Bank Ireland PLC, 4.875%, 8/22/2008	500,000	500,000
K2 (USA) LLC, 144A, 5.03%, 2/26/2008	8,000,000	8,000,358
Links Finance LLC:
4.97%, 4/28/2008	3,000,000	2,999,906
144A, 5.0%, 2/25/2008	4,000,000	3,999,968
M&I Marshall & Ilsley Bank, 5.027%, 8/14/2008	4,000,000	4,000,000
Northern Rock PLC, 5.27%, 8/4/2008	3,500,000	3,500,000
	Principal Amount ($)	Value ($)

Skandinaviska Enskilda Banken, 5.016%, 8/19/2008	4,000,000	4,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.047%, 8/14/2008	1,000,000	1,000,000
5.262%, 8/8/2008	4,000,000	4,000,000
Total Short Term Notes (Cost $82,400,342)		82,400,342

Asset Backed 0.8%
Steers Mercury III Trust, 144A, 4.885%*, 5/27/2048 (Cost $2,947,821)	2,947,821	2,947,821

Master Notes 2.1%
Citigroup Global Markets, Inc., 4.6%*, 1/2/2008 (a) (Cost $8,000,000)	8,000,000	8,000,000

Promissory Notes 2.4%
The Goldman Sachs Group, Inc., 4.12%*, 1/18/2008 (Cost $9,000,000)	9,000,000	9,000,000

Time Deposit 0.8%
Calyon, 3.875%, 1/2/2008 (Cost $3,000,000)	3,000,000	3,000,000

Government and Agency Obligations 4.0%
US Government Sponsored Agencies 2.6%
Federal Home Loan Bank, 4.625%, 11/21/2008	1,200,000	1,204,833
Federal Home Loan Mortgage Corp.:
3.7%**, 10/10/2008	750,000	728,185
4.15%**, 6/9/2008	1,000,000	981,556
4.27%**, 3/20/2008	2,000,000	1,981,259
Federal National Mortgage Association:
3.94%**, 8/8/2008	2,000,000	1,951,845
4.2%**, 4/18/2008	1,000,000	987,400
4.235%**, 3/19/2008	2,000,000	1,981,648
US Treasury Obligations 1.4%
US Treasury Bills:
3.17%**, 5/29/2008	1,500,000	1,480,320
3.265%**, 6/19/2008	1,500,000	1,476,873
3.275%**, 6/19/2008	1,500,000	1,476,802
US Treasury Note, 3.375%, 12/15/2008	750,000	752,929
Total Government and Agency Obligations (Cost $15,003,650)		15,003,650

Repurchase Agreements 2.1%
JPMorgan Securities, Inc., 4.76%, dated 12/31/2007, to be repurchased at $7,982,841 on 1/2/2008 (b) (Cost $7,980,731)	7,980,731	7,980,731
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $379,707,225)+	100.1	379,707,225
Other Assets and Liabilities, Net	(0.1)	(220,908)
Net Assets	100.0	379,486,317
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $379,707,225.
(a) Reset date; not a maturity date.
(b) Collateralized by $7,746,385 Government National Mortgage Association, 6.5%, maturing on 5/20/2032 with a value of $8,142,700.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investment in securities, valued at amortized cost	$ 379,707,225
Total investments, valued at amortized cost	379,707,225
Cash	11,649
Interest receivable	1,444,309
Receivable for Portfolio shares sold	112,072
Other assets	7,629
Total assets	381,282,884
Liabilities
Payable for Portfolio shares redeemed	873,959
Distributions payable	667,424
Accrued management fee	125,258
Other accrued expenses and payables	129,926
Total liabilities	1,796,567
Net assets, at value	$ 379,486,317
Net Assets Consist of
Distributions in excess of net investment income	(23,878)
Paid-in capital	379,510,195
Net assets, at value	$ 379,486,317
Class A Net Asset Value, offering and redemption price per share ($355,230,953 ÷ 355,238,751 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($24,255,364 ÷ 24,259,126 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Interest	$ 19,288,778
Expenses: Management fee	1,392,290
Services to shareholders	1,785
Custodian fee	28,318
Distribution service fee (Class B)	88,694
Professional fees	66,277
Record keeping fees (Class B)	43,686
Trustees' fee and expenses	26,632
Reports to shareholders	115,697
Other	12,928
Total expenses, before expense reductions	1,776,307
Expense reductions	(35,333)
Total expenses, after expense reductions	1,740,974
Net investment income	17,547,804
Net realized gain (loss)	15,068
Net increase (decrease) in net assets resulting from operations	$ 17,562,872

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 17,547,804	$ 14,558,077
Net realized gain (loss)	15,068	5,373
Net increase (decrease) in net assets resulting from operations	17,562,872	14,563,450
Distributions to shareholders from: Net investment income: Class A	(15,932,890)	(12,054,423)
Class B	(1,617,257)	(2,502,064)
Total Distributions	$ (17,550,147)	$ (14,556,487)
Portfolio share transactions: Class A Proceeds from shares sold	266,620,495	168,824,740
Net assets acquired in tax-free reorganization	—	56,965,779
Reinvestment of distributions	15,863,609	11,880,927
Cost of shares redeemed	(221,020,237)	(178,891,004)
Net increase (decrease) in net assets from Class A share transactions	61,463,867	58,780,442
Class B Proceeds from shares sold	36,113,440	63,581,378
Reinvestment of distributions	1,612,484	2,487,387
Cost of shares redeemed	(71,843,157)	(65,942,247)
Net increase (decrease) in net assets from Class B share transactions	(34,117,233)	126,518
Increase (decrease) in net assets	27,359,359	58,913,923
Net assets at beginning of period	352,126,958	293,213,035
Net assets at end of period (including distributions in excess of net investment income of $23,878 and $34,790, respectively)	$ 379,486,317	$ 352,126,958
Other Information
Class A Shares outstanding at beginning of period	293,774,884	235,000,612
Shares sold	266,620,495	168,824,740
Shares acquired in tax-free reorganization	—	56,959,609
Shares issued to shareholders in reinvestment of distributions	15,863,609	11,880,927
Shares redeemed	(221,020,237)	(178,891,004)
Net increase (decrease) in Class A shares	61,463,867	58,774,272
Shares outstanding at end of period	355,238,751	293,774,884
Class B Shares outstanding at beginning of period	58,376,359	58,249,841
Shares sold	36,113,440	63,581,378
Shares issued to shareholders in reinvestment of distributions	1,612,484	2,487,387
Shares redeemed	(71,843,157)	(65,942,247)
Net increase (decrease) in Class B shares	(34,117,233)	126,518
Shares outstanding at end of period	24,259,126	58,376,359

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.049	.046	.028	.009	.007
Total from investment operations	.049	.046	.028	.009	.007
Less distributions from: Net investment income	(.049)	(.046)	(.028)	(.009)	(.007)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	5.00[a]	4.65[a]	2.80	.91	.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355	294	235	241	326
Ratio of expenses before expense reductions (%)	.46	.52	.52	.53	.54
Ratio of expenses after expense reductions (%)	.45	.51	.52	.53	.54
Ratio of net investment income (%)	4.88	4.58	2.77	.88	.73
[a] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.046	.042	.024	.005	.004
Total from investment operations	.046	.042	.024	.005	.004
Less distributions from: Net investment income	(.046)	(.042)	(.024)	(.005)	(.004)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	4.65[a]	4.25[a]	2.42	.52	.42[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	58	58	53	66
Ratio of expenses before expense reductions (%)	.82	.90	.89	.91	.93
Ratio of expenses after expense reductions (%)	.80	.89	.89	.91	.92
Ratio of net investment income (%)	4.53	4.20	2.40	.50	.35
[a] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2007

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .73% and 1.12% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP
[] DWS Small Cap Growth VIP — Class A [] Russell 2000® Growth Index

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted index of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,620	$11,970	$17,667	$11,903
	Average annual total return	6.20%	6.18%	12.06%	1.76%
Russell 2000 Growth Index	Growth of $10,000	$10,705	$12,637	$21,457	$15,262
	Average annual total return	7.05%	8.11%	16.50%	4.32%
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,580	$11,835	$17,336	$15,729
	Average annual total return	5.80%	5.78%	11.63%	8.58%
Russell 2000 Growth Index	Growth of $10,000	$10,705	$12,637	$21,457	$18,104
	Average annual total return	7.05%	8.11%	16.50%	11.40%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 954.40	$ 952.30
Expenses Paid per $1,000*	$ 3.55	$ 5.61
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.58	$ 1,019.46
Expenses Paid per $1,000*	$ 3.67	$ 5.80
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Cap Growth VIP	.72%	1.14%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Small Cap Growth VIP

In the first half of 2007, inflation fears, rising global interest rates, increases in energy prices and subprime mortgage woes contributed to volatility in the US and international equity markets. In that same period, strong rallies in US stocks were driven by better-than-expected corporate earnings and a rush of merger and acquisition activity. However, volatility in the US stock market continued right through the fourth quarter. Several financial institutions reported write-downs that amounted to tens of billions of dollars stemming from the subprime mortgage crisis, and market observers worry that there is more disruption to come. However, worldwide there has been adequate liquidity to offset such losses through investments in these troubled companies. Toward the end of the year, the dollar fell to record lows as oil prices reached new highs. In an effort to stimulate economic activity and avoid a recession, the US Federal Reserve Board (the Fed) cut a key short-term interest rate on three occasions, while at the same time noting its continuing concern over inflationary pressures.

For the 12 months ended December 31, 2007, the Portfolio returned 6.20% (Class A shares, unadjusted for contract charges), underperforming the 7.05% return of the Russell 2000® Growth Index.

During the period, positive contributors to performance included stock selection in the energy, consumer discretionary and financials sectors. Underweights to financials and consumer staples compared with the benchmark also helped performance.1 Detractors from performance included stock selection in the health care and information technology sectors; an underweight to health care, industrials and materials; and an overweight to consumer discretionary relative to the benchmark. We continue to maintain a long-term perspective, investing in quality small-cap growth stocks.

Robert S. Janis Joseph Axtell, CFA
Lead Portfolio Manager Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Information Technology	29%	26%
Consumer Discretionary	20%	22%
Industrials	15%	4%
Health Care	13%	23%
Energy	11%	12%
Financials	8%	8%
Consumer Staples	2%	3%
Materials	2%	—
Telecommunication Services	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 216. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 19.5%
Hotels Restaurants & Leisure 8.7%
Buffalo Wild Wings, Inc.*	153,200	3,557,304
Chipotle Mexican Grill, Inc. "A"* (a)	29,300	4,309,151
Einstein Noah Restaurant Group, Inc.* (a)	85,800	1,557,270
Orient-Express Hotels Ltd. "A"	109,400	6,292,688
		15,716,413
Specialty Retail 9.3%
bebe stores, inc. (a)	224,100	2,881,926
Cabela's, Inc.* (a)	120,700	1,818,949
Citi Trends, Inc.* (a)	100,300	1,548,632
Guess?, Inc.	216,500	8,203,185
Zumiez, Inc.* (a)	98,700	2,404,332
		16,857,024
Textiles, Apparel & Luxury Goods 1.5%
Volcom, Inc.*	123,600	2,722,908
Consumer Staples 2.2%
Personal Products
American Oriental Bioengineering, Inc.* (a)	356,500	3,950,020
Energy 11.2%
Energy Equipment & Services 6.0%
Atwood Oceanics, Inc.* (a)	82,900	8,309,896
Dril-Quip, Inc.*	45,100	2,510,266
		10,820,162
Oil, Gas & Consumable Fuels 5.2%
Carrizo Oil & Gas, Inc.*	125,500	6,871,125
EXCO Resources, Inc.*	166,700	2,580,516
		9,451,641
Financials 7.5%
Capital Markets 3.8%
FCStone Group, Inc.*	64,300	2,959,729
Waddell & Reed Financial, Inc. "A"	107,700	3,886,893
		6,846,622
Diversified Financial Services 2.0%
Portfolio Recovery Associates, Inc. (a)	90,370	3,584,978
Insurance 1.7%
eHealth, Inc.* (a)	95,300	3,060,083
Health Care 12.6%
Health Care Equipment & Supplies 3.6%
Orthofix International NV*	68,000	3,941,960
West Pharmaceutical Services, Inc.	62,800	2,549,052
		6,491,012
Health Care Providers & Services 7.1%
inVentiv Health, Inc.*	125,100	3,873,096
Nighthawk Radiology Holdings, Inc.* (a)	181,800	3,826,890
Providence Service Corp.* (a)	181,900	5,118,666
		12,818,652
	Shares	Value ($)

Life Sciences Tools & Services 1.9%
Kendle International, Inc.*	71,900	3,517,348
Industrials 14.7%
Aerospace & Defense 4.0%
BE Aerospace, Inc.*	135,600	7,173,240
Commercial Services & Supplies 6.4%
EnergySolutions, Inc.*	36,400	982,436
Fuel Tech, Inc.* (a)	112,600	2,550,390
Hill International, Inc.* (a)	212,000	3,004,040
Huron Consulting Group, Inc.*	61,400	4,950,682
		11,487,548
Construction & Engineering 0.9%
Aecom Technology Corp.*	57,100	1,631,347
Electrical Equipment 1.8%
Baldor Electric Co.	82,000	2,760,120
Orion Energy Systems, Inc.*	29,700	554,202
		3,314,322
Machinery 1.6%
Astec Industries, Inc.*	79,800	2,967,762
Information Technology 28.2%
Communications Equipment 2.0%
Foundry Networks, Inc.*	208,000	3,644,160
Electronic Equipment & Instruments 3.9%
Itron, Inc.* (a)	72,500	6,957,825
Internet Software & Services 4.2%
Bankrate, Inc.* (a)	82,500	3,967,425
LoopNet, Inc.* (a)	264,100	3,710,605
		7,678,030
IT Services 3.8%
CyberSource Corp.*	236,900	4,209,713
Forrester Research, Inc.*	93,200	2,611,464
		6,821,177
Semiconductors & Semiconductor Equipment 9.4%
Atheros Communications*	112,300	3,429,642
FormFactor, Inc.*	145,000	4,799,500
Netlogic Microsystems, Inc.* (a)	66,300	2,134,860
Standard Microsystems Corp.*	82,900	3,238,903
Tessera Technologies, Inc.*	80,000	3,328,000
		16,930,905
Software 4.9%
Blackboard, Inc.*	86,800	3,493,700
Informatica Corp.*	115,300	2,077,706
THQ, Inc.*	116,650	3,288,363
		8,859,769
Materials 1.6%
Metals & Mining
Brush Engineered Materials, Inc.*	44,200	1,636,285
Haynes International, Inc.*	18,100	1,257,950
		2,894,235
Total Common Stocks (Cost $145,211,347)		176,197,183
	Shares	Value ($)

Securities Lending Collateral 24.8%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $44,828,725)	44,828,725	44,828,725

Cash Equivalents 2.2%
Cash Management QP Trust, 4.67% (b) (Cost $4,001,824)	4,001,824	4,001,824
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $194,041,896)	124.5	225,027,732
Other Assets and Liabilities, Net	(24.5)	(44,338,343)
Net Assets	100.0	180,689,389
* Non-income producing security.
+ The cost for federal income tax purposes was $194,085,421. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $30,942,311. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,852,114 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,909,803.
(a) All or a portion of these securities were on loan amounting to $41,583,233. In addition, included in other assets and liabilities, net is a pending sale, amounting to $1,831,418, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $43,414,651 which is 24.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $145,211,347) — including $41,583,233 of securities loaned	$ 176,197,183
Investment in Daily Assets Fund Institutional (cost $44,828,725)*	44,828,725
Investment in Cash Management QP Trust (cost $4,001,824)	4,001,824
Total investments, at value (cost $194,041,896)	225,027,732
Receivable for investments sold	2,887,086
Dividends receivable	33,401
Interest receivable	87,784
Receivable for Portfolio shares sold	37
Due from Advisor	926
Other assets	4,557
Total assets	228,041,523
Liabilities
Cash overdraft	1,831,418
Payable for Portfolio shares redeemed	42,958
Payable upon return of securities loaned	44,828,725
Payable for investments purchased	414,857
Accrued management fee	91,002
Other accrued expenses and payables	143,174
Total liabilities	47,352,134
Net assets, at value	$ 180,689,389
Net Assets Consist of
Accumulated net investment loss	(16,875)
Net unrealized appreciation (depreciation) on investments	30,985,836
Accumulated net realized gain (loss)	(87,377,733)
Paid-in capital	237,098,161
Net assets, at value	$ 180,689,389
Class A Net Asset Value, offering and redemption price per share ($173,775,366 ÷ 11,529,906 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.07
Class B Net Asset Value, offering and redemption price per share ($6,914,023 ÷ 468,018 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.77
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends	$ 319,882
Interest — Cash Management QP Trust	234,704
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	804,557
Total Income	1,359,143
Expenses: Management fee	1,413,741
Services to shareholders	530
Custodian fee	15,612
Distribution service fee (Class B)	43,093
Record keeping fees (Class B)	22,349
Professional fees	77,960
Trustees' fees and expenses	30,308
Reports to shareholders	70,374
Other	12,694
Total expenses before expense reductions	1,686,661
Expense reductions	(60,838)
Total expenses after expense reductions	1,625,823
Net investment income (loss)	(266,680)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	29,911,977
Foreign currency	9
29,911,986
Change in net unrealized appreciation (depreciation) on investments	(13,909,833)
Net gain (loss)	16,002,153
Net increase (decrease) in net assets resulting from operations	$ 15,735,473

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ (266,680)	$ (999,550)
Net realized gain (loss)	29,911,986	18,324,595
Change in net unrealized appreciation (depreciation)	(13,909,833)	(3,666,288)
Net increase (decrease) in net assets resulting from operations	15,735,473	13,658,757
Portfolio share transactions: Class A Proceeds from shares sold	7,088,648	11,831,161
Cost of shares redeemed	(54,833,999)	(58,380,185)
Net increase (decrease) in net assets from Class A share transactions	(47,745,351)	(46,549,024)
Class B Proceeds from shares sold	890,860	2,945,973
Cost of shares redeemed	(33,397,002)	(6,685,805)
Net increase (decrease) in net assets from Class B share transactions	(32,506,142)	(3,739,832)
Increase (decrease) in net assets	(64,516,020)	(36,630,099)
Net assets at beginning of period	245,205,409	281,835,508
Net assets at end of period (including accumulated net investment loss of $16,875 and $9,528, respectively)	$ 180,689,389	$ 245,205,409
Other Information
Class A Shares outstanding at beginning of period	14,686,087	18,035,147
Shares sold	469,331	837,139
Shares redeemed	(3,625,512)	(4,186,199)
Net increase (decrease) in Class A shares	(3,156,181)	(3,349,060)
Shares outstanding at end of period	11,529,906	14,686,087
Class B Shares outstanding at beginning of period	2,636,495	2,908,589
Shares sold	59,404	216,737
Shares redeemed	(2,227,881)	(488,831)
Net increase (decrease) in Class B shares	(2,168,477)	(272,094)
Shares outstanding at end of period	468,018	2,636,495

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.19	$ 13.48	$ 12.59	$ 11.34	$ 8.53
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.04)[d]	(.06)	(.05)	(.04)
Net realized and unrealized gain (loss)	.89	.75	.95	1.30	2.85
Total from investment operations	.88	.71	.89	1.25	2.81
Net asset value, end of period	$ 15.07	$ 14.19	$ 13.48	$ 12.59	$ 11.34
Total Return (%)	6.20[b]	5.27[b,d]	7.07[c]	11.02	32.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	208	243	210	210
Ratio of expenses before expense reductions (%)	.75	.73	.72	.71	.69
Ratio of expenses after expense reductions (%)	.72	.72	.72	.71	.69
Ratio of net investment income (loss) (%)	(.09)	(.32)[d]	(.47)	(.47)	(.41)
Portfolio turnover rate (%)	67	73	94	117	123
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses been reduced.
[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.96	$ 13.32	$ 12.48	$ 11.29	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.09)[d]	(.11)	(.10)	(.09)
Net realized and unrealized gain (loss)	.88	.73	.95	1.29	2.86
Total from investment operations	.81	.64	.84	1.19	2.77
Net asset value, end of period	$ 14.77	$ 13.96	$ 13.32	$ 12.48	$ 11.29
Total Return (%)	5.80[b]	4.80[b,d]	6.73[b,c]	10.54[b]	32.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	37	39	28	15
Ratio of expenses before expense reductions (%)	1.13	1.12	1.12	1.10	1.08
Ratio of expenses after expense reductions (%)	1.09	1.09	1.09	1.09	1.08
Ratio of net investment income (loss) (%)	(.46)	(.69)[d]	(.84)	(.85)	(.80)
Portfolio turnover rate (%)	67	73	94	117	123
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2007

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .85% and 1.24% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended December 31, 2007.

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP

[] DWS Strategic Income VIP — Class A

[] Citigroup World Government Bond Index

[] JP Morgan Emerging Markets Bond Plus Index

[] Merrill Lynch High Yield Master Cash Pay Index

[] Lehman Brothers US Treasury Index

The Citigroup World Government Bond Index is an unmanaged index comprised of government bonds from 22 developed countries (including the US) with maturities greater than one year. The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Cash Pay Index is an unmanaged index which tracks the performance of below investment grade US dollar- denominated corporate bonds publicly issued in the US domestic market. The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,543	$11,764	$13,778	$17,296
	Average annual total return	5.43%	5.56%	6.62%	5.63%
Citigroup World Government Bond Index	Growth of $10,000	$11,095	$10,964	$13,903	$18,446
	Average annual total return	10.95%	3.12%	6.81%	6.31%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$10,645	$13,156	$18,944	$26,795
	Average annual total return	6.45%	9.57%	13.63%	10.36%
Merrill Lynch High Yield Master Cash Pay Index	Growth of $10,000	$10,217	$11,729	$16,529	$17,580
	Average annual total return	2.17%	5.46%	10.57%	5.80%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,901	$11,551	$12,227	$17,759
	Average annual total return	9.01%	4.92%	4.10%	5.91%

The growth of $10,000 is cumulative.

Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	Life of Class*
Class B	Growth of $10,000	$10,507	$11,646	$12,983
	Average annual total return	5.07%	5.21%	5.75%
Citigroup World Government Bond Index	Growth of $10,000	$11,095	$10,964	$13,324
	Average annual total return	10.95%	3.12%	6.34%
JP Morgan Emerging Markets Bond Plus Index	Growth of $10,000	$10,645	$13,156	$16,573
	Average annual total return	6.45%	9.57%	11.42%
Merrill Lynch High Yield Master Cash Pay Index	Growth of $10,000	$10,217	$11,729	$14,640
	Average annual total return	2.17%	5.46%	8.51%
Lehman Brothers US Treasury Index	Growth of $10,000	$10,901	$11,551	$12,052
	Average annual total return	9.01%	4.92%	4.08%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 1, 2003. Index returns began on April 30, 2003.

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,036.30	$ 1,034.70
Expenses Paid per $1,000*	$ 4.16	$ 6.00
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,021.12	$ 1,019.31
Expenses Paid per $1,000*	$ 4.13	$ 5.96
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Income VIP	.81%	1.17%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Strategic Income VIP

The Portfolio's Class A shares provided a total return of 5.43% (unadjusted for contract charges) during 2007. The returns of its benchmarks were as follows: Citigroup World Government Bond Index, 10.95%; JP Morgan Emerging Markets Bond Plus Index, 6.45%; Merrill Lynch High Yield Master Cash Pay Index, 2.17%; Lehman Brothers US Treasury Index, 9.01%.

The Portfolio was overweight in high-yield bonds early in the year, a positive for returns.1 We later opted to reduce this weighting to neutral, a move that proved well-timed given the sector's subsequent downturn. The Portfolio also was overweight in emerging-markets bonds, which added value in the first half of the period but later dampened returns. In the United States, we emphasized Treasuries for the majority of the year, but rising yield spreads prompted us to purchase select corporate issues and AAA-rated commercial mortgage-backed securities during the second half.2 We added to our overall position in the United States in recent months, redeploying a portion of the assets that had been invested in the developed international markets. Outside of the United States, the low interest rate environment prompted us to overweight higher-yielding countries such as Canada, Greece, and Spain, as well as short-term bonds in the United Kingdom. In currencies, we added value by underweighting the poor-performing US dollar.

Amid a potentially challenging environment, we believe it is essential to maintain diversification across the entire bond market. While this positioning may cause short-term performance to ebb and flow, we believe it can continue to prove effective over time.

Gary Sullivan, CFA William Chepolis, CFA
Matthew F. MacDonald Thomas Picciochi
Robert Wang

Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Citigroup World Government Bond Index is an unmanaged index comprised of government bonds from 22 developed countries, including the US, with maturities greater than one year.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged, foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Master Cash Pay Index is an unmanaged index which tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
2 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Government & Agency Obligations	44%	56%
Corporate Bonds	34%	36%
Cash Equivalents	13%	7%
Commercial and Non-Agency Mortgage-Backed Securities	5%	—
Senior Loans	2%	—
Sovereign Loans	1%	—
Asset Backed	1%	—
Other	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/07	12/31/06

AAA*	32%	30%
AA	1%	1%
A	5%	6%
BBB	7%	5%
BB	20%	25%
B	16%	20%
CCC	4%	5%
Not Rated	15%	8%
	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	12/31/07	12/31/06

Average maturity	6.6 years	7.6 years
Average duration	3.5 years	5.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 227. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Strategic Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 32.3%
Consumer Discretionary 6.4%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	47,542	43,501
Affinia Group, Inc., 9.0%, 11/30/2014	90,000	81,000
AMC Entertainment, Inc., 8.0%, 3/1/2014	145,000	136,300
American Achievement Corp., 8.25%, 4/1/2012	30,000	29,250
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	41,454	35,391
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	65,000	57,525
8.0%, 3/15/2014 (b)	30,000	28,350
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	120,000	105,000
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	55,000	44,138
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	25,000	25,281
Caesars Entertainment, Inc., 8.875%, 9/15/2008	65,000	67,215
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	50,000	48,938
Carrols Corp., 9.0%, 1/15/2013	30,000	27,300
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	80,000	78,000
10.25%, 9/15/2010	325,000	318,500
11.0%, 10/1/2015 (b)	261,000	212,715
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	40,000	31,700
CSC Holdings, Inc.:
7.25%, 7/15/2008	50,000	50,062
Series B, 8.125%, 7/15/2009	55,000	55,894
Series B, 8.125%, 8/15/2009	110,000	111,925
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	20,000	19,225
Dollar General Corp., 144A, 10.625%, 7/15/2015	60,000	55,050
Dollarama Group LP, 144A, 10.599%**, 8/15/2012	52,000	52,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	65,000	64,675
7.125%, 2/1/2016	80,000	81,600
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	80,000	69,400
Foot Locker, Inc., 8.5%, 1/15/2022	20,000	18,400
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	210,000	153,300
General Motors Corp.:
7.2%, 1/15/2011	200,000	184,000
7.4%, 9/1/2025	60,000	43,500
8.375%, 7/15/2033	140,000	112,700
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	340,000	361,250
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	55,000	54,450
Group 1 Automotive, Inc., 8.25%, 8/15/2013	30,000	28,950
	Principal Amount ($)(a)	Value ($)

Hanesbrands, Inc., Series B, 8.204%**, 12/15/2014 (b)	85,000	84,150
Hertz Corp.:
8.875%, 1/1/2014	80,000	81,100
10.5%, 1/1/2016 (b)	35,000	36,225
Idearc, Inc., 8.0%, 11/15/2016	280,000	256,900
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	40,000	38,600
ION Media Networks, Inc., 144A, 11.493%**, 1/15/2013	55,000	54,106
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	90,000	73,800
Jarden Corp., 7.5%, 5/1/2017	50,000	43,000
Kabel Deutschland GmbH, 10.625%, 7/1/2014	75,000	78,750
Lamar Media Corp., 144A, 6.625%, 8/15/2015	40,000	38,900
Liberty Media LLC:
5.7%, 5/15/2013 (b)	10,000	9,264
8.25%, 2/1/2030 (b)	50,000	47,982
8.5%, 7/15/2029 (b)	95,000	93,052
Majestic Star Casino LLC, 9.5%, 10/15/2010	10,000	9,450
McDonald's Corp., Series I, 6.3%, 10/15/2037	210,000	217,778
Mediacom Broadband LLC, 8.5%, 10/15/2015	5,000	4,431
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	30,000	30,900
Metaldyne Corp., 11.0%, 6/15/2012 (b)	20,000	12,900
MGM MIRAGE:
6.75%, 9/1/2012	25,000	24,344
8.375%, 2/1/2011	50,000	51,125
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	95,000	95,000
News America, Inc., 144A, 6.65%, 11/15/2037	430,000	443,535
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012 (b)	155,000	139,500
Penske Automotive Group, Inc., 7.75%, 12/15/2016	140,000	130,900
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	60,000	61,050
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	40,000	38,400
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	45,000	33,806
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	50,000	41,875
Sabre Holdings Corp., 8.35%, 3/15/2016	50,000	44,500
Seminole Hard Rock Entertainment, Inc., 144A, 7.491%**, 3/15/2014	65,000	62,075
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	50,000	48,500
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	185,000	136,900
7.875%, 1/15/2014	50,000	46,250
	Principal Amount ($)(a)	Value ($)

Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	29,000	29,544
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	85,000	80,325
Six Flags, Inc., 9.75%, 4/15/2013	25,000	18,750
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	55,000	53,487
Station Casinos, Inc., 6.5%, 2/1/2014 (b)	120,000	90,000
Toys "R" Us, Inc., 7.375%, 10/15/2018	45,000	32,513
Travelport LLC:
9.749%**, 9/1/2014	45,000	43,538
9.875%, 9/1/2014	55,000	55,825
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	125,000	95,156
United Components, Inc., 9.375%, 6/15/2013	10,000	9,875
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	205,000	186,806
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	100,000	139,443
144A, 8.0%, 11/1/2016 EUR	50,000	68,899
Vitro SAB de CV:
8.625%, 2/1/2012	40,000	37,600
9.125%, 2/1/2017	150,000	138,000
Series A, 11.75%, 11/1/2013	35,000	36,488
XM Satellite Radio, Inc., 9.75%, 5/1/2014	115,000	111,262
Young Broadcasting, Inc., 8.75%, 1/15/2014	330,000	234,712
		6,957,756
Consumer Staples 1.7%
Alliance One International, Inc., 8.5%, 5/15/2012	20,000	19,500
Archer-Daniels-Midland Co., 6.45%, 1/15/2038	285,000	296,202
Del Laboratories, Inc., 8.0%, 2/1/2012	50,000	52,000
Delhaize America, Inc.:
8.05%, 4/15/2027	20,000	21,083
9.0%, 4/15/2031	132,000	152,615
General Nutrition Centers, Inc., 0.009%**, 3/15/2014 (PIK) (b)	65,000	61,425
Harry & David Holdings, Inc., 10.124%**, 3/1/2012	50,000	47,000
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	223,000	205,160
Pierre Foods, Inc., 9.875%, 7/15/2012	35,000	25,550
Pilgrim's Pride Corp., 7.625%, 5/1/2015	25,000	24,563
Reynolds American, Inc., 6.75%, 6/15/2017	600,000	611,114
Rite Aid Corp., 7.5%, 3/1/2017	95,000	83,719
Smithfield Foods, Inc., 7.75%, 7/1/2017	65,000	62,887
Viskase Companies, Inc., 11.5%, 6/15/2011	225,000	225,000
		1,887,818
	Principal Amount ($)(a)	Value ($)

Energy 3.0%
Belden & Blake Corp., 8.75%, 7/15/2012	310,000	313,100
Chaparral Energy, Inc., 8.5%, 12/1/2015	110,000	99,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	35,000	33,600
6.875%, 1/15/2016	170,000	168,300
7.75%, 1/15/2015	25,000	25,500
Cimarex Energy Co., 7.125%, 5/1/2017	45,000	44,213
Delta Petroleum Corp., 7.0%, 4/1/2015	125,000	106,875
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	15,000	14,475
8.375%, 5/1/2016	105,000	102,638
Energy Partners Ltd., 9.75%, 4/15/2014	50,000	47,250
Frontier Oil Corp., 6.625%, 10/1/2011	40,000	39,800
GAZ Capital (Gazprom), 144A, 6.51%, 3/7/2022	230,000	218,661
Mariner Energy, Inc.:
7.5%, 4/15/2013	50,000	48,125
8.0%, 5/15/2017	70,000	66,588
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	90,000	87,975
144A, 8.25%, 12/15/2014	70,000	69,300
Petrobras International Finance Co., 5.875%, 3/1/2018	80,000	79,560
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	115,000	143,501
Plains Exploration & Production Co., 7.0%, 3/15/2017	60,000	57,375
Quicksilver Resources, Inc., 7.125%, 4/1/2016	45,000	44,213
Sabine Pass LNG LP:
7.25%, 11/30/2013	100,000	95,500
7.5%, 11/30/2016	200,000	191,000
Stone Energy Corp., 6.75%, 12/15/2014	195,000	180,862
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	45,000	48,402
Tesoro Corp., 6.5%, 6/1/2017	75,000	74,250
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017 (b)	40,000	34,900
Whiting Petroleum Corp.:
7.0%, 2/1/2014	70,000	69,300
7.25%, 5/1/2012	125,000	123,125
7.25%, 5/1/2013 (b)	30,000	29,550
Williams Companies, Inc.:
8.125%, 3/15/2012	180,000	195,975
8.75%, 3/15/2032	265,000	323,962
Williams Partners LP, 7.25%, 2/1/2017	45,000	46,350
		3,223,225
Financials 7.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	160,000	131,200
American General Finance Corp., Series J, 6.9%, 12/15/2017	350,000	350,350
Ashton Woods USA LLC, 9.5%, 10/1/2015	145,000	92,800
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	26,700
	Principal Amount ($)(a)	Value ($)

Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	300,000	325,500
Countrywide Home Loans, Inc., Series L, 3.25%, 5/21/2008	660,000	596,421
Diageo Capital PLC, 4.375%, 5/3/2010	400,000	398,904
E*TRADE Financial Corp.:
7.375%, 9/15/2013	100,000	77,000
7.875%, 12/1/2015	155,000	118,187
8.0%, 6/15/2011	120,000	104,100
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	125,000	108,270
7.375%, 10/28/2009	690,000	649,460
7.875%, 6/15/2010	205,000	189,147
7.993%**, 1/13/2012	100,000	83,996
GMAC LLC, 6.875%, 9/15/2011	750,000	641,620
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	115,000	115,000
144A, 8.875%, 4/1/2015 (PIK)	100,000	99,000
144A, 9.75%, 4/1/2017	110,000	109,450
Hexion US Finance Corp., 9.75%, 11/15/2014	60,000	64,800
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	40,000	35,700
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	70,000	67,988
iPayment, Inc., 9.75%, 5/15/2014	45,000	42,075
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014 (b)	50,000	46,000
144A, 10.0%, 5/1/2015	40,000	35,700
Kreditanstalt fuer Wiederaufbau:
2.05%, 9/21/2009 JPY	185,000,000	1,689,828
2.05%, 2/16/2026 JPY	110,000,000	981,399
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	50,000	47,750
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	90,000	72,225
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015	100,000	99,625
Petroplus Finance Ltd., 144A, 7.0%, 5/1/2017	75,000	68,625
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015	35,000	31,938
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	40,000	25,200
Residential Capital LLC:
5.646%**, 6/9/2008	20,000	17,100
7.625%, 11/21/2008	100,000	79,500
7.782%**, 11/21/2008	155,000	123,225
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	35,000	25,900
Tropicana Entertainment LLC, 9.625%, 12/15/2014	195,000	123,825
U.S.I. Holdings Corp.:
144A, 8.744%**, 11/15/2014	25,000	21,375
144A, 9.75%, 5/15/2015	20,000	16,100
UCI Holdco, Inc., 12.491%**, 12/15/2013 (PIK)	62,384	58,953
Universal City Development Partners, 11.75%, 4/1/2010 (b)	235,000	243,225
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015 (b)	80,000	73,700
		8,308,861
	Principal Amount ($)(a)	Value ($)

Health Care 1.4%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	90,000	82,800
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	80,000	81,200
Boston Scientific Corp., 6.0%, 6/15/2011	50,000	48,250
Community Health Systems, Inc., 8.875%, 7/15/2015	390,000	397,312
HCA, Inc.:
9.125%, 11/15/2014	95,000	98,800
9.25%, 11/15/2016	135,000	141,750
9.625%, 11/15/2016 (PIK)	85,000	89,888
HEALTHSOUTH Corp., 10.75%, 6/15/2016	70,000	73,150
IASIS Healthcare LLC, 8.75%, 6/15/2014	50,000	50,000
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	50,000	49,875
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	45,000	45,338
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	55,000	50,050
The Cooper Companies, Inc., 7.125%, 2/15/2015	95,000	92,387
Universal Hospital Services, Inc., 8.5%, 6/1/2015 (PIK)	35,000	35,350
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	75,000	55,500
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	150,000	144,375
		1,536,025
Industrials 3.5%
Actuant Corp., 144A, 6.875%, 6/15/2017	40,000	39,600
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	65,000	54,275
Allied Security Escrow Corp., 11.375%, 7/15/2011	85,000	79,900
American Color Graphics, Inc., 10.0%, 6/15/2010	80,000	43,200
American Color Graphics, Inc., Promissory Note due 3/15/2008 10.0%, 6/15/2010 (g)	4,800	2,592
ARAMARK Corp.:
8.411%**, 2/1/2015	65,000	63,375
8.5%, 2/1/2015 (b)	75,000	75,937
Baldor Electric Co., 8.625%, 2/15/2017	45,000	46,350
Belden, Inc., 7.0%, 3/15/2017	45,000	43,875
Bombardier, Inc., 144A, 6.75%, 5/1/2012 (b)	100,000	101,250
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	70,000	70,350
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	165,000	153,450
Building Materials Corp. of America, 7.75%, 8/1/2014	65,000	49,725
Cenveo Corp., 7.875%, 12/1/2013	120,000	106,950
Congoleum Corp., 8.625%, 8/1/2008*	125,000	93,750
DRS Technologies, Inc.:
6.625%, 2/1/2016	25,000	24,688
6.875%, 11/1/2013 (b)	135,000	134,325
7.625%, 2/1/2018	165,000	167,062
	Principal Amount ($)(a)	Value ($)

Education Management LLC, 8.75%, 6/1/2014	45,000	45,169
Esco Corp., 144A, 8.625%, 12/15/2013	95,000	95,000
General Cable Corp.:
7.125%, 4/1/2017 (b)	55,000	53,900
7.606%**, 4/1/2015	55,000	52,250
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013 (b)	50,000	46,750
Harland Clarke Holdings Corp., 9.5%, 5/15/2015 (b)	45,000	38,925
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	35,000	36,794
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	175,000	119,000
8.875%, 4/1/2012	170,000	96,900
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	40,000	38,900
7.625%, 12/1/2013	155,000	152,869
9.375%, 5/1/2012	140,000	146,650
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	45,000	45,056
9.5%, 10/1/2008	385,000	392,700
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	85,000	78,200
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014 (b)	75,000	76,687
Panolam Industries International, Inc., 10.75%, 10/1/2013	30,000	26,100
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	310,000	286,750
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	13,000	14,089
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	45,000	44,550
Ship Finance International Ltd., 8.5%, 12/15/2013	45,000	45,619
Swift Transportation Co., 144A, 12.5%, 5/15/2017	40,000	20,650
Tenneco, Inc., 144A, 8.125%, 11/15/2015	30,000	29,700
Titan International, Inc., 8.0%, 1/15/2012 (b)	195,000	188,175
TransDigm, Inc., 7.75%, 7/15/2014	30,000	30,450
U.S. Concrete, Inc., 8.375%, 4/1/2014	55,000	48,125
United Rentals North America, Inc.:
6.5%, 2/15/2012	60,000	54,450
7.0%, 2/15/2014	145,000	121,437
Xerox Capital Trust I, 8.0%, 2/1/2027	35,000	34,956
		3,811,455
Information Technology 0.9%
Alion Science & Technology Corp., 10.25%, 2/1/2015	40,000	34,100
First Data Corp., 144A, 9.875%, 9/24/2015	60,000	55,800
Freescale Semiconductor, Inc., 8.875%, 12/15/2014 (b)	45,000	40,162
L-3 Communications Corp.:
5.875%, 1/15/2015	160,000	154,400
Series B, 6.375%, 10/15/2015	80,000	78,800
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	205,000	169,381
	Principal Amount ($)(a)	Value ($)

MasTec, Inc., 7.625%, 2/1/2017	65,000	61,100
Sanmina-SCI Corp.:
144A, 7.741%**, 6/15/2010	24,000	23,940
8.125%, 3/1/2016	30,000	26,588
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	90,000	87,750
SunGard Data Systems, Inc., 10.25%, 8/15/2015	135,000	138,037
Unisys Corp., 7.875%, 4/1/2008 (b)	105,000	104,869
Vangent, Inc., 9.625%, 2/15/2015	35,000	30,013
		1,004,940
Materials 3.0%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011 (b)	25,000	24,531
ARCO Chemical Co., 9.8%, 2/1/2020	440,000	426,800
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	95,000	60,800
Cascades, Inc., 7.25%, 2/15/2013	140,000	131,250
Chemtura Corp., 6.875%, 6/1/2016	80,000	75,200
Clondalkin Acquisition BV, 144A, 6.991%**, 12/15/2013	75,000	70,875
CPG International I, Inc.:
10.5%, 7/1/2013	130,000	122,850
12.13%**, 7/1/2012	30,000	28,800
Exopack Holding Corp., 11.25%, 2/1/2014	160,000	156,800
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	75,000	80,437
GEO Specialty Chemicals, Inc., 144A, 13.729%**, 12/31/2009 (c)	283,000	212,250
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	35,000	34,038
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	45,000	40,500
Hexcel Corp., 6.75%, 2/1/2015	195,000	191,100
Huntsman LLC, 11.625%, 10/15/2010	243,000	257,580
Innophos, Inc., 8.875%, 8/15/2014	35,000	34,825
Jefferson Smurfit Corp., 8.25%, 10/1/2012 (b)	75,000	73,875
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	130,000	109,200
Massey Energy Co.:
6.625%, 11/15/2010	15,000	14,663
6.875%, 12/15/2013	70,000	65,975
Metals USA Holdings Corp., 144A, 11.231%**, 7/1/2012 (PIK)	70,000	57,400
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	35,000	26,075
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	60,000	55,200
Mueller Water Products, Inc., 7.375%, 6/1/2017	30,000	26,813
Neenah Foundry Co., 9.5%, 1/1/2017	15,000	12,075
NewMarket Corp., 7.125%, 12/15/2016	110,000	108,900
	Principal Amount ($)(a)	Value ($)

NewPage Corp., 144A, 10.0%, 5/1/2012	110,000	110,550
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	65,000	90,757
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	10
Radnor Holdings Corp., 11.0%, 3/15/2010*	25,000	188
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	90,000	86,962
8.375%, 7/1/2012	45,000	44,662
Steel Dynamics, Inc.:
144A, 6.75%, 4/1/2015	75,000	72,375
144A, 7.375%, 11/1/2012	20,000	20,100
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	110,000	107,525
The Mosaic Co., 144A, 7.625%, 12/1/2014	85,000	90,950
TriMas Corp., 9.875%, 6/15/2012	40,000	39,000
Witco Corp., 6.875%, 2/1/2026	35,000	28,175
Wolverine Tube, Inc., 10.5%, 4/1/2009	85,000	80,750
		3,270,816
Telecommunication Services 2.0%
BCM Ireland Preferred Equity Limited, 144A, 11.58%**, 2/15/2017 (PIK) EUR	59,783	77,844
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	180,000	153,900
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	110,000	114,400
10.125%, 6/15/2013	40,000	42,000
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	100,000	100,250
8.375%, 1/15/2014 (b)	55,000	53,625
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	120,000	112,500
Embratel, Series B, 11.0%, 12/15/2008 (b)	20,000	20,950
Grupo Iusacell Cellular SA de CV, 10.0%, 3/31/2012	30,075	29,925
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015 (b)	10,000	10,025
9.25%, 6/15/2016	35,000	35,175
11.25%, 6/15/2016	95,000	98,087
Intelsat Corp., 9.0%, 6/15/2016	40,000	40,300
Intelsat Ltd., 5.25%, 11/1/2008	35,000	34,563
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	80,000	80,400
iPCS, Inc., 7.036%**, 5/1/2013	35,000	32,988
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	150,000	141,000
Millicom International Cellular SA, 10.0%, 12/1/2013	210,000	223,650
Nortel Networks Ltd., 144A, 9.493%**, 7/15/2011	85,000	82,875
Qwest Corp., 7.25%, 9/15/2025	20,000	18,800
Rural Cellular Corp., 9.875%, 2/1/2010	85,000	88,187
Stratos Global Corp., 9.875%, 2/15/2013	30,000	31,650
	Principal Amount ($)(a)	Value ($)

SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	100,000	103,500
US Unwired, Inc., Series B, 10.0%, 6/15/2012	110,000	116,619
Virgin Media FinancePLC:
8.75%, 4/15/2014 EUR	85,000	121,478
8.75%, 4/15/2014	120,000	119,100
West Corp., 9.5%, 10/15/2014	55,000	53,900
		2,137,691
Utilities 2.7%
AES Corp.:
144A, 8.0%, 10/15/2017	100,000	102,250
144A, 8.75%, 5/15/2013	290,000	302,688
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	370,000	394,975
CMS Energy Corp., 8.5%, 4/15/2011 (b)	225,000	242,372
Edison Mission Energy, 7.0%, 5/15/2017	85,000	83,513
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	150,000	150,750
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	375,000	361,875
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	130,325
Mirant North America LLC, 7.375%, 12/31/2013	30,000	30,075
NRG Energy, Inc.:
7.25%, 2/1/2014	165,000	160,875
7.375%, 2/1/2016	310,000	302,250
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009 (b)	190,000	200,262
Regency Energy Partners LP, 8.375%, 12/15/2013	80,000	82,400
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	95,000	94,050
Sierra Pacific Resources:
6.75%, 8/15/2017	105,000	106,217
8.625%, 3/15/2014	25,000	26,712
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	220,000	217,800
		2,989,389
Total Corporate Bonds (Cost $36,413,141)		35,127,976

Commercial and Non-Agency Mortgage-Backed Securities 4.4%
Credit Suisse Mortgage Capital Certificates Trust, "A2", Series 2007-C1, 5.268%, 2/15/2040	1,174,000	1,175,372
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039	1,498,000	1,506,844
Morgan Stanley Capital I Trust, "A4", Series 2007-HQ11, 5.447%, 2/12/2044	720,000	721,707
Wachovia Bank Commercial Mortgage Trust, "A2", Series 2007-C32, 5.736%**, 6/15/2049	1,400,000	1,425,695
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $4,806,581)		4,829,618
	Principal Amount ($)(a)	Value ($)

Asset Backed 0.9%
Credit Card Receivables
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 5.428%**, 5/15/2014 (Cost $954,141)	1,000,000	960,625

Government & Agency Obligations 44.4%
Sovereign Bonds 26.9%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	250,000	321,750
Dominican Republic, Series REG S, 9.5%, 9/27/2011	226,596	240,191
Federal Republic of Germany, Series 94, 6.25%, 1/4/2024 EUR	1,600,000	2,781,521
Federative Republic of Brazil:
6.0%, 1/17/2017	1,330,000	1,351,280
7.125%, 1/20/2037 (b)	310,000	350,300
7.875%, 3/7/2015 (b)	235,000	265,315
8.75%, 2/4/2025	260,000	329,550
8.875%, 10/14/2019 (b)	610,000	754,875
11.0%, 8/17/2040 (b)	655,000	875,080
12.5%, 1/5/2016 BRL	250,000	144,556
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	1,650,000	503,451
Government of Ukraine:
144A, 6.75%, 11/14/2017	250,000	245,625
Series REG S, 7.65%, 6/11/2013	150,000	158,595
Kingdom of Spain, 3.15%, 1/31/2016 EUR	1,300,000	1,747,510
Province of Ontario, 4.7%, 6/2/2037 CAD	1,100,000	1,130,304
Province of Quebec, Series PO, 1.6%, 5/9/2013 JPY	126,000,000	1,152,151
Republic of Argentina:
5.389%**, 8/3/2012 (PIK)	830,000	457,385
5.83%, 12/31/2033 (PIK) ARS	375	137
Republic of Colombia:
8.25%, 12/22/2014	145,000	165,300
10.0%, 1/23/2012 (b)	290,000	337,125
Republic of El Salvador, 144A, 7.65%, 6/15/2035 (b)	576,000	665,280
Republic of Ghana, 144A, 8.5%, 10/4/2017	100,000	105,375
Republic of Greece, 3.6%, 7/20/2016 EUR	1,400,000	1,911,310
Republic of Indonesia, 144A, 6.875%, 3/9/2017 (b)	340,000	352,750
Republic of Panama:
7.125%, 1/29/2026 (b)	141,000	155,100
9.375%, 1/16/2023	570,000	741,000
Republic of Peru:
6.55%, 3/14/2037	400,000	418,000
7.35%, 7/21/2025 (b)	975,000	1,111,500
Republic of Philippines:
7.75%, 1/14/2031	100,000	115,375
8.0%, 1/15/2016 (b)	540,000	612,900
8.375%, 2/15/2011	20,000	21,500
9.375%, 1/18/2017	150,000	185,625
Republic of Serbia, 144A, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	115,000	105,513
	Principal Amount ($)(a)	Value ($)

Republic of Turkey:
7.0%, 9/26/2016	425,000	449,437
7.25%, 3/15/2015	70,000	74,900
11.75%, 6/15/2010	405,000	468,281
Republic of Uruguay:
7.625%, 3/21/2036	101,000	110,090
8.0%, 11/18/2022	265,000	296,800
9.25%, 5/17/2017	105,000	126,525
Republic of Venezuela, 10.75%, 9/19/2013	650,000	695,500
Russian Federation, Series REG S, 7.5%, 3/31/2030	1,415,700	1,621,826
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	250,000	231,285
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016 (b)	540,000	572,400
United Kingdom Treasury Bond:
5.0%, 3/7/2008 GBP	1,000,000	1,990,600
5.75%, 12/7/2009 GBP	1,050,000	2,143,847
United Mexican States:
5.625%, 1/15/2017	510,000	516,885
Series A, 6.75%, 9/27/2034	83,000	91,674
		29,203,279
US Government Sponsored Agencies 2.8%
Farmer Mac Guaranteed Trust, Series 2007-1, 144A, 5.125%, 4/19/2017	1,400,000	1,450,470
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	1,500,000	1,662,995
		3,113,465
US Treasury Obligations 14.7%
US Treasury Bill, 3.7%***, 1/17/2008 (d)	723,000	722,205
US Treasury Bond, 5.25%, 11/15/2028	1,200,000	1,320,281
US Treasury Inflation Indexed Note, 2.0%, 4/15/2012	411,828	426,821
US Treasury Notes:
3.375%, 11/30/2012	4,150,000	4,136,060
4.0%, 8/31/2009	6,460,000	6,554,884
4.25%, 11/15/2017	2,750,000	2,797,911
		15,958,162
Total Government & Agency Obligations (Cost $46,707,887)		48,274,906

Loan Participations and Assignments 2.6%
Sovereign Loans 0.7%
Credit Suisse (City of Kiev Ukraine), 144A, 8.25%, 11/26/2012	530,000	530,265
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	205,000	199,075
		729,340
Senior Loans** 1.9%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 5.974%, 4/2/2014	29,774	28,054
Aleris International, Inc., Term Loan B, LIBOR plus 2.375%, 6.599%, 12/14/2013	39,799	37,313
Algoma Steel, Inc., LIBOR plus 2.5%, 6.724%, 6/30/2013	17,760	16,916
	Principal Amount ($)(a)	Value ($)

Bausch & Lomb, Inc., Term Loan B, LIBOR plus 3.25%, 7.474%, 4/11/2015	80,000	79,746
Buffets, Inc.:
Letter of Credit, 7.7%, 5/1/2013	18,791	15,615
Term Loan B, 7.74%, 1/13/2011	141,109	117,262
Dollar General Corp., Term Loan B1, LIBOR plus 2.75%, 6.974%, 7/6/2014	50,000	46,035
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 7.724%, 10/10/2014	463,838	455,848
Term Loan B3, LIBOR plus 3.5%, 7.724%, 10/10/2014	299,250	294,950
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 6.974%, 9/17/2014	158,700	150,829
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.474%, 9/16/2013	29,925	27,331
Golden Nugget, 8.22%, 6/16/2014	55,000	50,050
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 6.224%, 3/26/2014	3,527	3,386
Term Loan B, LIBOR plus 2.0%, 6.224%, 3/26/2014	41,369	39,414
HCA, Inc., Term Loan A1, 6.83%, 11/18/2012	166,450	158,336
Hexion Specialty Chemicals:
LIBOR plus 2.25%, 6.47%, 5/5/2013	9,728	9,448
6.85%, 5/5/2013	15,208	14,771
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 6.474%, 5/7/2013	29,850	28,171
Longview Power LLC:
Demand Draw, 7.125%, 4/1/2014	7,640	7,401
Letter of Credit, 7.125%, 4/1/2014	4,000	3,876
Term Loan B, 7.25%, 4/1/2014	12,000	11,630
NewPage Corp, Term Loan B, LIBOR plus 3.0%, 7.224%, 11/5/2014	15,000	14,922
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 6.474%, 9/30/2014	48,590	44,282
Symbion, Inc.:
Term Loan A, 8.21%, 8/23/2013	24,937	24,251
Term Loan B, 8.21%, 8/23/2014	24,937	24,158
Telesat Canada, Inc.:
Term Loan B, LIBOR plus 3.0%, 7.224%, 10/31/2014	111,575	109,154
8.09%, 9/1/2014	24,409	23,873
9.0%, 10/31/2008	150,000	144,375
Tribune Co., Term Loan B, 8.244%, 5/24/2014	89,550	77,146
		2,058,543
Total Loan Participations and Assignments (Cost $2,844,154)		2,787,883
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009* (Cost $0)	10	0
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	85,000	72,134
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	160,000	88,000
Total Other Investments (Cost $194,223)		160,134
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.* (Cost $19,822)	2,058	1,749

Convertible Preferred Stock 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%	10,000	605
Series AI, 144A, 12.0%	20,000	1,210
Total Convertible Preferred Stocks (Cost $4,191)		1,815

Securities Lending Collateral 7.4%
Daily Assets Fund Institutional, 5.03% (e) (f) (Cost $7,995,630)	7,995,630	7,995,630

Cash Equivalents 13.3%
Cash Management QP Trust, 4.67% (e) (Cost $14,474,916)	14,474,916	14,474,916
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $114,414,686)+	105.4	114,615,252
Other Assets and Liabilities, Net	(5.4)	(5,866,881)
Net Assets	100.0	108,748,371
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	93,750
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	17,152	188
					123,146	98,938
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $114,502,930. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $112,322. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,102,909 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,990,587.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $7,673,829 which is 7.1% of net assets.
(c) Security has a deferred interest payment of $9,219 from April 1, 2006.
(d) At December 31, 2007, this security, in part or in whole, has been segregated to cover initial margin requirements for open future contracts.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.
(g) Security issued in lieu of interest payment due 12/15/07, which has been deferred until 3/15/08. This security is deemed to be non-income producing.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

LIBOR: Represents the London InterBank Offered Rate.

At December 31, 2007 the Portfolio had unfunded loan commitments of $35,442 which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Bausch & Lomb, Inc, Term Delay Draw B, 4/11/2015	19,950	19,950	—
Longview Power LLC, Term Delay Draw, 4/1/2014	4,586	4,689	103
Telesat Canada, Inc., Term Delay Draw, 9/1/2014	10,906	10,782	(124)
Total	35,442	35,421	(21)

At December 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	3/19/2008	68	8,000,067	7,917,888	(82,179)
10 Year US Treasury Note	3/19/2008	28	3,190,773	3,174,938	(15,835)
United Kingdom Treasury Bond	3/27/2008	61	13,379,613	13,384,857	5,244
Total net unrealized depreciation					(92,770)

At December 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Federal Republic of Germany Bond	3/6/2008	55	9,273,240	9,095,488	177,752
10 Year Australian Treasury Bond	3/17/2008	137	11,781,462	11,751,479	29,983
2 Year Federal Republic of Germany Bond	3/6/2008	28	4,260,499	4,231,085	29,414
10 Year Japanese Government Bond	3/11/2008	1	1,219,059	1,224,634	(5,575)
Total net unrealized appreciation					231,574

At December 31, 2007, the open credit default swap contracts sold were as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Received by the Portfolio	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/4/2007 12/20/2008	50,000[1]	Fixed — 3.1%	Ford Motor Co., 6.0%, 8/1/2018	(204)
10/5/2007 12/20/2008	30,000[2]	Fixed — 3.15%	Ford Motor Co., 6.0%, 8/1/2018	(108)
10/23/2007 12/20/2008	110,000[3]	Fixed — 3.4%	Ford Motor Co., 6.0%, 8/1/2018	(256)
10/23/2007 12/20/2009	55,000[3]	Fixed — 4.65%	Ford Motor Co., 6.0%, 8/1/2018	(659)
12/11/2007 12/20/2009	60,000[4]	Fixed — 5.05%	Ford Motor Co., 6.0%, 8/1/2018	(1,141)
10/3/2007 12/20/2008	50,000[2]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(237)
10/4/2007 12/20/2008	55,000[5]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(653)
10/23/2007 12/20/2008	100,000[3]	Fixed — 3.0%	General Motors Corp., 7.125%, 7/15/2013	(877)
11/21/2007 12/20/2008	55,000[4]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	158
Total net unrealized depreciation				(3,977)
Counterparty: [1] Goldman Sachs & Co. [2] JP Morgan Chase Securities, Inc. [3] Morgan Stanley Co., Inc. [4] Merrill Lynch, Pierce, Fenner & Smith, Inc. [5] Citigroup Global Markets, Inc.

At December 31, 2007, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	269,000	USD	399,927	1/3/2008	6,613
GBP	1,425,000	USD	2,943,893	1/17/2008	117,208
SEK	10,907,000	USD	1,705,098	3/19/2008	16,690
USD	1,287,834	CAD	1,302,000	3/19/2008	32,269
USD	1,723	EUR	1,200	1/3/2008	31
USD	1,780,161	NOK	9,709,000	3/19/2008	3,924
USD	6,627,136	SGD	9,500,000	3/19/2008	6,131
Total unrealized appreciation					182,866
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	450,000	USD	452,143	1/17/2008	(3,423)
CHF	10,638,000	USD	9,435,033	3/19/2008	(4,066)
EUR	301,700	USD	440,304	2/4/2008	(1,057)
JPY	748,587,000	USD	6,757,115	3/19/2008	(1,733)
USD	2,981,338	AUD	3,378,000	3/19/2008	(30,026)
USD	1,409,629	EUR	950,000	1/17/2008	(22,287)
USD	6,484,166	EUR	4,414,000	3/19/2008	(25,949)
USD	6,897,482	GBP	3,380,000	3/19/2008	(183,706)
USD	1,383,585	JPY	150,000,000	1/17/2008	(38,479)
Total unrealized depreciation					(310,726)
Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
MYR Malaysian Ringitt
NOK Norwegian Krone
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $91,944,140) — including $7,673,829 of securities loaned	$ 92,144,706
Investment in Daily Assets Fund Institutional (cost $7,995,630)*	7,995,630
Investment in Cash Management QP Trust (cost $14,474,916)	14,474,916
Total investments, at value (cost $114,414,686)	114,615,252
Cash	292,335
Foreign currency, at value (cost $947,465)	933,604
Receivable for investments sold	96,635
Interest receivable	1,607,670
Receivable for variation margin on open futures	20,483
Foreign taxes recoverable	850
Unrealized appreciation on forward foreign currency exchange contracts	182,866
Other assets	2,413
Total assets	117,752,108
Liabilities
Payable upon return of securities loaned	7,995,630
Payable for investments purchased	411,300
Payable for Portfolio shares redeemed	122,204
Unrealized depreciation on forward foreign currency exchange contracts	310,726
Unrealized depreciation on credit default swap contracts	3,977
Unrealized depreciation on unfunded loan commitments	21
Accrued management fee	53,102
Other accrued expenses and payables	106,777
Total liabilities	9,003,737
Net assets, at value	$ 108,748,371
Net Assets Consist of
Undistributed net investment income	6,660,644
Net unrealized appreciation (depreciation) on: Investments	200,566
Unfunded loan commitments	(21)
Credit default swaps	(3,977)
Futures	138,804
Foreign currency	(123,678)
Accumulated net realized gain (loss)	1,444,517
Paid-in capital	100,431,516
Net assets, at value	$ 108,748,371
Class A Net Asset Value, offering and redemption price per share ($100,172,432 ÷ 8,561,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.70
Class B Net Asset Value, offering and redemption price per share ($8,575,939 ÷ 737,068 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.64
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Interest (net of foreign taxes withheld of $3,040)	$ 6,122,036
Interest — Cash Management QP Trust	641,132
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	27,956
Total Income	6,791,124
Expenses: Management fee	697,461
Services to shareholders	524
Custodian fee	31,960
Distribution service fee (Class B)	36,164
Legal fees	20,025
Audit fees	62,050
Record keeping fees (Class B)	17,161
Trustees' fees and expenses	18,025
Reports to shareholders	29,405
Other	40,620
Total expenses before expense reductions	953,395
Expense reductions	(10,545)
Total expenses after expense reductions	942,850
Net investment income (loss)	5,848,274
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,668,466
Credit default swaps	(29,296)
Futures	973,956
Written options	(1,807)
Foreign currency	(251,539)
Payments by affiliates (see Note I)	3,963
2,363,743
Change in net unrealized appreciation (depreciation) on: Investments	(2,521,550)
Unfunded loan commitments	(21)
Credit default swaps	(66,244)
Futures	126,379
Foreign currency	55,713
(2,405,723)
Net gain (loss)	(41,980)
Net increase (decrease) in net assets resulting from operations	$ 5,806,294

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 5,848,274	$ 5,491,929
Net realized gain (loss)	2,363,743	1,616,533
Change in net unrealized appreciation (depreciation)	(2,405,723)	1,741,758
Net increase (decrease) in net assets resulting from operations	5,806,294	8,850,220
Distributions to shareholders from: Net investment income: Class A	(5,451,249)	(3,447,308)
Class B	(1,430,805)	(1,139,329)
Net realized gains: Class A	—	(665,270)
Class B	—	(235,620)
Total distributions	(6,882,054)	(5,487,527)
Portfolio share transactions: Class A Proceeds from shares sold	27,023,346	23,655,231
Reinvestment of distributions	5,451,249	4,112,578
Cost of shares redeemed	(17,567,946)	(15,500,783)
Net increase (decrease) in net assets from Class A share transactions	14,906,649	12,267,026
Class B Proceeds from shares sold	2,524,276	3,743,282
Reinvestment of distributions	1,430,805	1,374,949
Cost of shares redeemed	(19,503,873)	(7,442,604)
Net increase (decrease) in net assets from Class B share transactions	(15,548,792)	(2,324,373)
Increase (decrease) in net assets	(1,717,903)	13,305,346
Net assets at beginning of period	110,466,274	97,160,928
Net assets at end of period (including undistributed net investment income of $6,660,644 and $6,991,143, respectively)	$ 108,748,371	$ 110,466,274
Other Information
Class A Shares outstanding at beginning of period	7,267,545	6,158,201
Shares sold	2,337,780	2,099,310
Shares issued to shareholders in reinvestment of distributions	483,267	375,578
Shares redeemed	(1,527,266)	(1,365,544)
Net increase (decrease) in Class A shares	1,293,781	1,109,344
Shares outstanding at end of period	8,561,326	7,267,545
Class B Shares outstanding at beginning of period	2,104,567	2,304,696
Shares sold	219,518	329,869
Shares issued to shareholders in reinvestment of distributions	127,295	125,911
Shares redeemed	(1,714,312)	(655,909)
Net increase (decrease) in Class B shares	(1,367,499)	(200,129)
Shares outstanding at end of period	737,068	2,104,567

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.80	$ 11.50	$ 12.25	$ 11.82	$ 11.10
Income (loss) from investment operations: Net investment income[a]	.63	.62	.65	.58	.41
Net realized and unrealized gain (loss)	(.01)	.36	(.39)	.39	.47
Total from investment operations	.62	.98	.26	.97	.88
Less distributions from: Net investment income	(.72)	(.57)	(.98)	—	(.15)
Net realized gains	—	(.11)	(.03)	(.54)	(.01)
Total distributions	(.72)	(.68)	(1.01)	(.54)	(.16)
Net asset value, end of period	$ 11.70	$ 11.80	$ 11.50	$ 12.25	$ 11.82
Total Return (%)	5.43[b]	8.98	2.38	8.60	7.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	86	71	62	62
Ratio of expenses before expense reductions (%)	.84	.85	.88	.84	.83
Ratio of expenses after expense reductions (%)	.83	.85	.88	.84	.83
Ratio of net investment income (loss) (%)	5.50	5.47	5.61	4.99	3.60
Portfolio turnover rate (%)	147	143	120	210	160
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.74	$ 11.44	$ 12.17	$ 11.78	$ 11.44
Income (loss) from investment operations: Net investment income[b]	.59	.59	.61	.53	.17
Net realized and unrealized gain (loss)	(.01)	.35	(.38)	.40	.17
Total from investment operations	.58	.94	.23	.93	.34
Less distributions from: Net investment income	(.68)	(.53)	(.93)	—	—
Net realized gains	—	(.11)	(.03)	(.54)	—
Total distributions	(.68)	(.64)	(.96)	(.54)	—
Net asset value, end of period	$ 11.64	$ 11.74	$ 11.44	$ 12.17	$ 11.78
Total Return (%)	5.07[c]	8.75[c]	1.92[c]	8.27	2.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	25	26	21	8
Ratio of expenses before expense reductions (%)	1.21	1.24	1.25	1.22	1.26*
Ratio of expenses after expense reductions (%)	1.20	1.18	1.21	1.22	1.26*
Ratio of net investment income (loss) (%)	5.13	5.14	5.28	4.61	1.80*
Portfolio turnover rate (%)	147	143	120	210	160
[a] For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Performance Summary December 31, 2007

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .89% and 1.28% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Technology VIP from 5/1/1999 to 12/31/2007
[] DWS Technology VIP — Class A [] Russell 1000® Growth Index [] S&P® Goldman Sachs Technology Index

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P® Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,430	$11,947	$17,851	$10,846
	Average annual total return	14.30%	6.11%	12.29%	.94%
Russell 1000 Growth Index	Growth of $10,000	$11,181	$12,838	$17,706	$9,856
	Average annual total return	11.81%	8.68%	12.11%	-.17%
S&P Goldman Sachs Technology Index	Growth of $10,000	$11,694	$13,002	$20,630	$9,034
	Average annual total return	16.94%	9.14%	15.58%	-1.16%
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$11,384	$11,807	$17,514	$16,683
	Average annual total return	13.84%	5.69%	11.86%	9.75%
Russell 1000 Growth Index	Growth of $10,000	$11,181	$12,838	$17,706	$16,118
	Average annual total return	11.81%	8.68%	12.11%	9.07%
S&P Goldman Sachs Technology Index	Growth of $10,000	$11,694	$13,002	$20,630	$18,390
	Average annual total return	16.94%	9.14%	15.58%	11.69%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns began on April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,057.30	$ 1,055.10
Expenses Paid per $1,000*	$ 4.67	$ 6.63
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,020.67	$ 1,018.75
Expenses Paid per $1,000*	$ 4.58	$ 6.51
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.90%	1.28%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Technology VIP

Technology stocks performed very well during 2007, as instability in the subprime mortgage sector and the related concerns about financial stocks caused investors to view technology as being a more defensive group. The Class A shares of DWS Technology VIP (unadjusted for contract charges) returned 14.30%, ahead of the 11.81% return of the Russell 1000® Growth Index and behind the 16.94% return of the S&P® Goldman Sachs Technology Index.

The Portfolio delivered its best relative performance in the software sector, where three mid-cap stocks — Activision, Inc., VMware, Inc. and Citrix Systems, Inc. — made the largest positive contributions. The communications equipment and IT services sectors were also sources of strength for the Portfolio. Performance was less favorable in hardware, where QLogic Corp. and Network Appliance Inc. both lost ground due to slowing demand in their respective industries. Also detracting was our positioning in electronic equipment, where the Portfolio's holdings in Taiwanese stocks lagged during the fourth quarter, and in the Internet sector, where an underweight in Amazon.com resulted in underperformance relative to the benchmark.1

Given the high correlation between corporate profits and technology spending, we expect that concerns about the US economy will result in a more challenging environment for the tech sector in 2008. Our response is to focus on companies with 1) a high percentage of revenues from outside of the United States, 2) lower exposure to corporate spending and 3) strong product cycles. We believe this approach can help the Portfolio to take advantage of individual stock opportunities even if the overall backdrop proves difficult in the year ahead.

Kelly P. Davis
Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Technology VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Information Technology:
Computers & Peripherals	24%	19%
Software	21%	23%
Semiconductors & Semiconductor Equipment	16%	18%
Communications Equipment	16%	16%
Internet Software & Services	14%	13%
IT Services	5%	6%
Electronic Equipment & Instruments	2%	2%
Electronic Equipment	—	1%
Consumer Discretionary	1%	—
Industrials	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 245. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Technology VIP

	Shares	Value ($)

Common Stocks 99.8%
Consumer Discretionary 0.7%
Media
Grupo Televisa SA (ADR)	46,100	1,095,797
Financials 0.5%
Real Estate Investment Trusts
DuPont Fabros Technology, Inc. (REIT)* (a)	39,700	778,120
Industrials 0.7%
Commercial Services & Supplies
Manpower, Inc.	19,800	1,126,620
Information Technology 97.9%
Communications Equipment 15.8%
Ciena Corp.* (a)	28,800	982,368
Cisco Systems, Inc.*	306,400	8,294,248
Foundry Networks, Inc.*	93,900	1,645,128
Juniper Networks, Inc.*	106,300	3,529,160
NICE Systems Ltd. (ADR)*	22,800	782,496
Nokia Oyj (ADR)	41,000	1,573,990
Polycom, Inc.*	62,800	1,744,584
QUALCOMM, Inc.	100,616	3,959,239
Research In Motion Ltd.*	20,100	2,279,340
		24,790,553
Computers & Peripherals 23.7%
Apple, Inc.*	44,200	8,755,136
Asustek Computer, Inc.	550,309	1,640,851
Brocade Communications Systems, Inc.* (a)	82,500	605,550
Dell, Inc.*	217,600	5,333,376
Electronics for Imaging, Inc.* (a)	29,600	665,408
EMC Corp.*	81,300	1,506,489
Foxconn Technology Co., Ltd.	118,450	955,700
Hewlett-Packard Co.	168,100	8,485,688
Innolux Display Corp.	141,000	472,870
Innolux Display Corp. (GDR) 144A*	76,600	520,880
International Business Machines Corp.	48,600	5,253,660
Sun Microsystems, Inc.*	156,025	2,828,733
		37,024,341
Electronic Equipment & Instruments 2.4%
Brightpoint, Inc.* (a)	55,500	852,480
Hon Hai Precision Industry Co., Ltd.	376,240	2,324,099
Phoenix Precision Technology Corp.	647,191	545,124
		3,721,703
Internet Software & Services 13.9%
Akamai Technologies, Inc.* (a)	75,800	2,622,680
Alibaba.com Ltd.*	22,500	81,229
DealerTrack Holdings, Inc.* (a)	23,500	786,545
eBay, Inc.*	67,800	2,250,282
Google, Inc. "A"*	17,500	12,100,900
Yahoo!, Inc.*	166,900	3,882,094
		21,723,730
	Shares	Value ($)

IT Services 4.7%
Cognizant Technology Solutions Corp. "A"*	33,000	1,120,020
Fiserv, Inc.*	30,900	1,714,641
Global Payments, Inc.	69,000	3,209,880
Paychex, Inc. (a)	35,300	1,278,566
		7,323,107
Semiconductors & Semiconductor Equipment 15.9%
Advanced Semiconductor Engineering, Inc.	1,153,671	1,146,068
Broadcom Corp. "A"*	40,500	1,058,670
Intel Corp.	414,789	11,058,275
Marvell Technology Group Ltd.*	95,800	1,339,284
Microchip Technology, Inc. (a)	67,300	2,114,566
MKS Instruments, Inc.*	66,900	1,280,466
National Semiconductor Corp.	70,400	1,593,856
NVIDIA Corp.*	39,550	1,345,491
PMC-Sierra, Inc.* (a)	105,800	691,932
SiRF Technology Holdings, Inc.* (a)	30,000	753,900
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	141,406	1,408,404
Texas Instruments, Inc.	33,500	1,118,900
		24,909,812
Software 21.5%
Activision, Inc.*	86,200	2,560,140
Adobe Systems, Inc.*	83,800	3,580,774
Citrix Systems, Inc.*	183,100	6,959,631
Electronic Arts, Inc.* (a)	46,100	2,692,701
Microsoft Corp.	292,846	10,425,317
Nintendo Co., Ltd.	1,400	850,007
Oracle Corp.*	166,700	3,764,086
Salesforce.com, Inc.* (a)	22,100	1,385,449
VMware, Inc. "A"* (a)	12,000	1,019,880
VanceInfo Technologies, Inc. (ADR)*	54,400	489,600
		33,727,585
Total Common Stocks (Cost $127,589,835)		156,221,368

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $11,628,324)	11,628,324	11,628,324

Cash Equivalents 0.4%
Cash Management QP Trust, 4.67% (b) (Cost $663,453)	663,453	663,453
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $139,881,612)+	107.7	168,513,145
Other Assets and Liabilities, Net	(7.7)	(12,027,027)
Net Assets	100.0	156,486,118
* Non-income producing security.
+ The cost for federal income tax purposes was $148,174,673. At December 31 2007, net unrealized appreciation for all securities based on tax cost was $20,338,472. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,704,604 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,366,132.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $11,221,438 which is 7.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $127,589,835) — including $11,221,438 of securities loaned	$ 156,221,368
Investment in Daily Assets Fund Institutional (cost $11,628,324)*	11,628,324
Investment in Cash Management QP Trust (cost $663,453)	663,453
Total investments, at value (cost $139,881,612)	168,513,145
Cash	7,520
Foreign currency, at value (cost $3,640)	3,631
Receivable for investments sold	2,480
Interest receivable	20,078
Dividends receivable	37,879
Receivable for Portfolio shares sold	3,384
Foreign taxes recoverable	274
Due from Advisor	2,067
Other assets	4,001
Total assets	168,594,459
Liabilities
Payable for Portfolio shares redeemed	252,813
Payable upon return of securities loaned	11,628,324
Accrued management fee	101,492
Other accrued expenses and payables	125,712
Total liabilities	12,108,341
Net assets, at value	$ 156,486,118
Net Assets
Net assets consist of: Accumulated net investment loss	(5,235)
Net unrealized appreciation (depreciation) on: Investments	28,631,533
Foreign currency	(9)
Accumulated net realized gain (loss)	(246,456,680)
Paid-in capital	374,316,509
Net assets, at value	$ 156,486,118
Class A Net Asset Value, offering and redemption price per share ($153,060,486 ÷ 14,290,167 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.71
Class B Net Asset Value, offering and redemption price per share ($3,425,632 ÷ 325,361 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.53
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $60,252)	$ 1,013,319
Interest	2,367
Interest — Cash Management QP Trust	148,298
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	88,315
Total Income	1,252,299
Expenses: Management fee	1,237,197
Custodian and accounting fees	91,476
Distribution service fee (Class B)	17,126
Record keeping fees (Class B)	8,590
Services to shareholders	300
Professional fees	65,563
Trustees' fees and expenses	23,704
Reports to shareholders	62,941
Other	23,473
Total expenses before expense reductions	1,530,370
Expense reductions	(3,562)
Total expenses after expense reductions	1,526,808
Net investment income (loss)	(274,509)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	19,092,791
Written options	(58,736)
Foreign currency	7,540
19,041,595
Change in net unrealized appreciation (depreciation) on: Investments	2,772,289
Written options	(46,329)
Foreign currency	(663)
2,725,297
Net gain (loss)	21,766,892
Net increase (decrease) in net assets resulting from operations	$ 21,492,383

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ (274,509)	$ (294,773)
Net realized gain (loss)	19,041,595	6,112,890
Net unrealized appreciation (depreciation)	2,725,297	(5,955,121)
Net increase (decrease) in net assets resulting from operations	21,492,383	(137,004)
Portfolio share transactions: Class A Proceeds from shares sold	10,492,529	6,300,268
Cost of shares redeemed	(42,815,094)	(40,707,874)
Net increase (decrease) in net assets from Class A share transactions	(32,322,565)	(34,407,606)
Class B Proceeds from shares sold	1,326,815	2,069,789
Cost of shares redeemed	(12,807,358)	(4,331,077)
Net increase (decrease) in net assets from Class B share transactions	(11,480,543)	(2,261,288)
Increase (decrease) in net assets	(22,310,725)	(36,805,898)
Net assets at beginning of period	178,796,843	215,602,741
Net assets at end of period (including accumulated net investment loss of $5,235 and $2,464, respectively)	$ 156,486,118	$ 178,796,843
Other Information
Class A Shares outstanding at beginning of period	17,575,288	21,420,473
Shares sold	994,111	695,699
Shares redeemed	(4,279,232)	(4,540,884)
Net increase (decrease) in Class A shares	(3,285,121)	(3,845,185)
Shares outstanding at end of period	14,290,167	17,575,288
Class B Shares outstanding at beginning of period	1,525,054	1,782,726
Shares sold	127,903	234,259
Shares redeemed	(1,327,596)	(491,931)
Net increase (decrease) in Class B shares	(1,199,693)	(257,672)
Shares outstanding at end of period	325,361	1,525,054

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.37	$ 9.30	$ 9.01	$ 8.84	$ 6.02
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.01)[b]	(.03)	.04	(.04)
Net realized and unrealized gain (loss)	1.36	.08	.36	.13	2.86
Total from investment operations	1.34	.07	.33	.17	2.82
Less distributions from: Net investment income	—	—	(.04)	—	—
Net asset value, end of period	$ 10.71	$ 9.37	$ 9.30	$ 9.01	$ 8.84
Total Return (%)	14.30	.75[b]	3.74	1.92	46.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	165	199	230	257
Ratio of expenses (%)	.91	.89	.86	.83	.86
Ratio of net investment income (loss) (%)	(.15)	(.12)[b]	(.36)	.43	(.50)
Portfolio turnover rate (%)	91	49	135	112	66
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.25	$ 9.21	$ 8.93	$ 8.80	$ 6.01
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.04)[c]	(.07)	.01	(.07)
Net realized and unrealized gain (loss)	1.33	.08	.36	.12	2.86
Total from investment operations	1.28	.04	.29	.13	2.79
Less distributions from: Net investment income	—	—	(.01)	—	—
Net asset value, end of period	$ 10.53	$ 9.25	$ 9.21	$ 8.93	$ 8.80
Total Return (%)	13.84	.43[c]	3.27	1.48[b]	46.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	14	16	16	11
Ratio of expenses before expense reductions (%)	1.29	1.28	1.26	1.22	1.25
Ratio of expenses after expense reductions (%)	1.29	1.28	1.26	1.21	1.25
Ratio of net investment income (loss) (%)	(.53)	(.51)[c]	(.76)	.05	(.89)
Portfolio turnover rate (%)	91	49	135	112	66
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

Performance Summary December 31, 2007

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are .97% and 1.37% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for Life of Portfolio period for Class A shares and for 3-, 5- and Life of Class period shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2007
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Yearly periods ended December 31
Comparative Results
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,575	$14,970	$24,684	$14,761
	Average annual total return	25.75%	14.40%	19.81%	6.01%
Russell Midcap Growth Index	Growth of $10,000	$11,143	$13,822	$22,779	$15,107
	Average annual total return	11.43%	11.39%	17.90%	6.38%
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$12,513	$14,785	$24,221	$21,909
	Average annual total return	25.13%	13.92%	19.35%	15.33%
Russell Midcap Growth Index	Growth of $10,000	$11,143	$13,822	$22,779	$20,594
	Average annual total return	11.43%	11.39%	17.90%	14.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,099.90	$ 1,097.60
Expenses Paid per $	$ 4.87	$ 6.71
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,020.57	$ 1,018.80
Expenses Paid per $1,000*	$ 4.69	$ 6.46
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	.92%	1.27%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Turner Mid Cap Growth VIP

In 2007, the broad equity market ended in positive territory, recording its fifth consecutive year of gains. In a role reversal, growth stocks assumed market leadership after seven years of underperformance. Value stocks actually posted negative results (the first time since 2002), while growth stocks generated double-digit returns. The relative underperformance of value stocks can largely be attributed to the financial services sector, which plummeted approximately 22% while representing one-third of the Russell 3000® Value Index on average. Another trend that reversed course during the year was the emergence of large-capitalization stocks. Similar to the shift in style, a large-cap bias has become increasingly evident throughout the year as mega-cap stocks outpaced their smaller-cap counterparts.

For the year, the DWS Turner Mid Cap Growth VIP Class A shares (unadjusted for contract charges) recorded a return of 25.75%, versus the 11.43% return posted by the Russell Midcap® Growth Index. Eight of the Portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer discretionary, energy and materials/processing sectors, a combined 39% weighting. Stocks that added value included aQuantive, GameStop Corp, First Solar, Inc., Range Resources Corp. and Owens-Illinois, Inc. Detracting the most from performance were our holdings in the technology sector, a 14% weighting. Akamai Technologies, Inc. and F5 Networks Inc. were the largest detractors from performance.

Looking towards 2008, we believe slow-to-moderate economic growth should keep inflation and interest rates subdued and help companies to report higher earnings growth — notwithstanding some volatility along the way.  Specific to growth stocks, in an environment where above-average growth becomes scarce, growth stocks become more valuable.  This, coupled with the fact that growth stocks remain inexpensive relative to value stocks, should be supportive for our style of growth-stock investing.

Christopher K. McHugh Tara Hedlund
Jason Schrotberger
Lead Manager Portfolio Managers

Turner Investment Partners, Inc., Subadvisor to the Portfolio

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and more abrupt market movements. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Value Index is an unmanaged Index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Information Technology	23%	23%
Industrials	19%	11%
Health Care	12%	16%
Energy	12%	7%
Consumer Discretionary	11%	21%
Financials	9%	10%
Materials	5%	2%
Consumer Staples	4%	3%
Utilities	3%	1%
Telecommunication Services	2%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 255. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 100.3%
Consumer Discretionary 11.1%
Diversified Consumer Services 1.4%
Apollo Group, Inc. "A"*	27,210	1,908,782
Hotels Restaurants & Leisure 4.1%
Melco PBL Entertainment (Macau) Ltd. (ADR)*	65,560	757,874
WMS Industries, Inc.* (a)	37,765	1,383,709
Wynn Resorts Ltd. (a)	11,630	1,304,072
Yum! Brands, Inc.	54,090	2,070,024
		5,515,679
Internet & Catalog Retail 0.6%
Priceline.com, Inc.* (a)	6,830	784,494
Media 0.8%
Central European Media Enterprises Ltd. "A"* (a)	9,350	1,084,413
Specialty Retail 3.5%
GameStop Corp. "A"*	39,310	2,441,544
Guess?, Inc. (a)	38,800	1,470,132
Urban Outfitters, Inc.*	25,050	682,863
		4,594,539
Textiles, Apparel & Luxury Goods 0.7%
Under Armour, Inc. "A"* (a)	21,930	957,683
Consumer Staples 4.1%
Beverages 1.3%
Molson Coors Brewing Co. "B"	16,580	855,860
Pepsi Bottling Group, Inc.	23,070	910,342
		1,766,202
Food Products 2.8%
Bunge Ltd.	10,400	1,210,664
H.J. Heinz Co.	24,490	1,143,193
Wm. Wrigley Jr. Co.	24,500	1,434,475
		3,788,332
Energy 12.2%
Energy Equipment & Services 5.8%
Diamond Offshore Drilling, Inc. (a)	14,420	2,047,640
Exterran Holdings, Inc.* (a)	13,100	1,071,580
National-Oilwell Varco, Inc.*	26,610	1,954,771
Tidewater, Inc.	13,290	729,089
Weatherford International Ltd.*	28,280	1,940,008
		7,743,088
Oil, Gas & Consumable Fuels 6.4%
CONSOL Energy, Inc.	16,520	1,181,511
Quicksilver Resources, Inc.*	28,970	1,726,322
Range Resources Corp.	49,714	2,553,311
Southwestern Energy Co.*	21,440	1,194,637
Williams Companies, Inc.	53,790	1,924,606
		8,580,387
Financials 9.0%
Capital Markets 5.0%
Affiliated Managers Group, Inc.* (a)	7,824	919,007
BlackRock, Inc. (a)	5,010	1,086,168
	Shares	Value ($)

Northern Trust Corp.	22,810	1,746,790
T. Rowe Price Group, Inc.	48,530	2,954,506
		6,706,471
Diversified Financial Services 3.2%
IntercontinentalExchange, Inc.*	12,040	2,317,700
Nymex Holdings, Inc. (a)	14,350	1,917,304
		4,235,004
Insurance 0.8%
Aon Corp.	23,560	1,123,576
Health Care 12.3%
Biotechnology 2.7%
Alexion Pharmaceuticals, Inc.* (a)	17,950	1,346,788
BioMarin Pharmaceutical, Inc.*	33,770	1,195,458
United Therapeutics Corp.* (a)	10,360	1,011,654
		3,553,900
Health Care Equipment & Supplies 3.4%
DENTSPLY International, Inc.	24,390	1,098,038
Hologic, Inc.*	13,730	942,427
Intuitive Surgical, Inc.*	5,470	1,775,015
Inverness Medical Innovations, Inc.* (a)	12,720	714,610
		4,530,090
Health Care Providers & Services 2.4%
Express Scripts, Inc.*	29,310	2,139,630
Henry Schein, Inc.* (a)	17,940	1,101,516
		3,241,146
Life Sciences Tools & Services 1.3%
Charles River Laboratories International, Inc.*	17,260	1,135,708
Waters Corp.*	8,390	663,397
		1,799,105
Pharmaceuticals 2.5%
Allergan, Inc.	30,870	1,983,089
Shire PLC (ADR) (a)	19,560	1,348,662
		3,331,751
Industrials 18.7%
Aerospace & Defense 2.3%
BE Aerospace, Inc.*	22,680	1,199,772
Precision Castparts Corp.	13,850	1,920,995
		3,120,767
Air Freight & Logistics 1.9%
C.H. Robinson Worldwide, Inc. (a)	25,420	1,375,730
Expeditors International of Washington, Inc.	27,200	1,215,296
		2,591,026
Commercial Services & Supplies 2.7%
Covanta Holding Corp.* (a)	25,500	705,330
FTI Consulting, Inc.* (a)	17,760	1,094,726
Stericycle, Inc.*	19,270	1,144,638
Waste Connections, Inc.*	21,050	650,445
		3,595,139
	Shares	Value ($)

Construction & Engineering 0.9%
Shaw Group, Inc.*	19,150	1,157,426
Electrical Equipment 4.0%
AMETEK, Inc.	37,040	1,734,954
First Solar, Inc.*	8,390	2,241,304
Roper Industries, Inc.	20,870	1,305,210
		5,281,468
Industrial Conglomerates 1.0%
McDermott International, Inc.*	23,220	1,370,677
Machinery 5.9%
AGCO Corp.* (a)	28,300	1,923,834
Flowserve Corp.	19,640	1,889,368
Harsco Corp.	27,250	1,745,907
Manitowoc Co., Inc.	23,300	1,137,739
SPX Corp.	11,790	1,212,602
		7,909,450
Information Technology 22.6%
Communications Equipment 2.2%
Foundry Networks, Inc.*	47,800	837,456
Juniper Networks, Inc.*	61,620	2,045,784
		2,883,240
Computers & Peripherals 1.1%
Seagate Technology	55,970	1,427,235
Electronic Equipment & Instruments 1.0%
Dolby Laboratories, Inc. "A"*	27,870	1,385,696
Internet Software & Services 4.3%
Equinix, Inc.*	7,530	761,057
Omniture, Inc.*	24,000	798,960
SINA Corp.*	17,800	788,718
VeriSign, Inc.* (a)	63,120	2,373,943
VistaPrint Ltd.* (a)	25,510	1,093,104
		5,815,782
IT Services 1.7%
MasterCard, Inc. "A" (a)	10,590	2,278,968
Semiconductors & Semiconductor Equipment 6.4%
Atheros Communications*	32,440	990,718
Cavium Networks, Inc.* (a)	28,450	654,919
Cypress Semiconductor Corp.*	24,580	885,618
MEMC Electronic Materials, Inc.*	25,770	2,280,387
NVIDIA Corp.*	39,715	1,351,104
Silicon Laboratories, Inc.* (a)	22,270	833,566
Varian Semiconductor Equipment Associates, Inc.*	44,080	1,630,960
		8,627,272
Software 5.9%
Activision, Inc.*	42,670	1,267,299
Citrix Systems, Inc.*	46,990	1,786,090
	Shares	Value ($)

Electronic Arts, Inc.*	33,700	1,968,417
McAfee, Inc.*	17,540	657,750
Nuance Communications, Inc.*	33,900	633,252
Salesforce.com, Inc.* (a)	25,450	1,595,460
		7,908,268
Materials 5.3%
Chemicals 2.6%
Air Products & Chemicals, Inc.	17,510	1,727,011
The Mosaic Co.*	18,550	1,750,007
		3,477,018
Containers & Packaging 1.8%
Owens-Illinois, Inc.*	49,480	2,449,260
Metals & Mining 0.9%
Steel Dynamics, Inc. (a)	20,380	1,214,037
Telecommunication Services 1.9%
Wireless Telecommunication Services
Crown Castle International Corp.*	32,040	1,332,864
Millicom International Cellular SA*	4,730	557,856
SBA Communications Corp. "A"*	19,500	659,880
		2,550,600
Utilities 3.1%
Electric Utilities 0.8%
Allegheny Energy, Inc.	17,760	1,129,714
Gas Utilities 0.9%
Questar Corp.	21,300	1,152,330
Independent Power Producers & Energy Traders 1.4%
NRG Energy, Inc.* (a)	43,600	1,889,624
Total Common Stocks (Cost $99,977,964)		134,459,639

Securities Lending Collateral 19.4%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $26,025,007)	26,025,007	26,025,007

Cash Equivalents 0.4%
Cash Management QP Trust, 4.67% (b) (Cost $578,827)	578,827	578,827
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $126,581,798)+	120.1	161,063,473
Other Assets and Liabilities, Net	(20.1)	(26,998,578)
Net Assets	100.0	134,064,895
* Non-income producing security.
+ The cost for federal income tax purposes was $126,708,015. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $34,355,458. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,621,423 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,265,965.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $25,410,921 which is 19.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $99,977,964) — including $25,410,921 of securities loaned	$ 134,459,639
Investment in Daily Assets Fund Institutional (cost $26,025,007)*	26,025,007
Investment in Cash Management QP Trust (cost $578,827)	578,827
Total investments, at value (cost $126,581,798)	161,063,473
Cash	15,147
Dividends receivable	63,212
Interest receivable	17,861
Receivable for Portfolio shares sold	14,241
Due from Advisor	2,553
Other assets	3,069
Total assets	161,179,556
Liabilities
Payable upon return of securities loaned	26,025,007
Payable for investments purchased	662,526
Payable for Portfolio shares redeemed	239,978
Accrued management fee	94,830
Other accrued expenses and payables	92,320
Total liabilities	27,114,661
Net assets, at value	$ 134,064,895
Net Assets Consist of
Accumulated net investment loss	(4,298)
Net unrealized appreciation (depreciation) on investments	34,481,675
Accumulated net realized gain (loss)	23,021,594
Paid-in capital	76,565,924
Net assets, at value	$ 134,064,895
Class A Net Asset Value, offering and redemption price per share ($128,764,146 ÷ 10,261,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.55
Class B Net Asset Value, offering and redemption price per share ($5,300,749 ÷ 432,386 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.26
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends	$ 598,612
Interest — Cash Management QP Trust	90,717
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	97,855
Total Income	787,184
Expenses: Management fee	1,067,206
Services to shareholders	190
Custodian and accounting fees	100,641
Distribution service fee (Class B)	30,511
Record keeping fees (Class B)	15,831
Professional fees	57,832
Trustees' fees and expenses	23,179
Reports to shareholders	6,299
Other	16,953
Total expenses before expense reductions	1,318,642
Expense reductions	(3,384)
Total expenses after expense reductions	1,315,258
Net investment income (loss)	(528,074)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	23,736,292
Change in net unrealized appreciation (depreciation) on investments	7,277,206
Net gain (loss)	31,013,498
Net increase (decrease) in net assets resulting from operations	$ 30,485,424

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ (528,074)	$ (189,600)
Net realized gain (loss)	23,736,292	11,845,281
Change in net unrealized appreciation (depreciation)	7,277,206	(2,726,806)
Net increase (decrease) in net assets resulting from operations	30,485,424	8,928,875
Distributions to shareholders from: Net realized gains: Class A	(9,828,253)	(9,522,910)
Class B	(2,183,905)	(2,156,952)
Total distributions	(12,012,158)	(11,679,862)
Portfolio share transactions: Class A Proceeds from shares sold	17,681,217	8,775,738
Reinvestment of distributions	9,828,253	9,522,910
Cost of shares redeemed	(33,144,770)	(20,986,374)
Net increase (decrease) in net assets from Class A share transactions	(5,635,300)	(2,687,726)
Class B Proceeds from shares sold	706,509	3,506,164
Reinvestment of distributions	2,183,905	2,156,952
Cost of shares redeemed	(24,376,442)	(6,329,936)
Net increase (decrease) in net assets from Class B share transactions	(21,486,028)	(666,820)
Increase (decrease) in net assets	(8,648,062)	(6,105,533)
Net assets at beginning of period	142,712,957	148,818,490
Net assets at end of period (including accumulated net investment loss of $4,298 and $2,089, respectively)	$ 134,064,895	$ 142,712,957
Other Information
Class A Shares outstanding at beginning of period	10,696,292	11,034,621
Shares sold	1,504,234	775,698
Shares issued to shareholders in reinvestment of distributions	950,508	829,522
Shares redeemed	(2,889,324)	(1,943,549)
Net increase (decrease) in Class A shares	(434,582)	(338,329)
Shares outstanding at end of period	10,261,710	10,696,292
Class B Shares outstanding at beginning of period	2,410,110	2,497,836
Shares sold	61,336	324,988
Shares issued to shareholders in reinvestment of distributions	215,587	190,543
Shares redeemed	(2,254,647)	(603,257)
Net increase (decrease) in Class B shares	(1,977,724)	(87,726)
Shares outstanding at end of period	432,386	2,410,110

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.92	$ 11.02	$ 9.86	$ 8.88	$ 5.98
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.01)	(.05)	(.07)	(.06)
Net realized and unrealized gain (loss)	2.64	.77	1.21	1.05	2.96
Total from investment operations	2.60	.76	1.16	.98	2.90
Less distributions from: Net realized gains	(.97)	(.86)	—	—	—
Net asset value, end of period	$ 12.55	$ 10.92	$ 11.02	$ 9.86	$ 8.88
Total Return (%)	25.75	6.52	11.76	11.04	48.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129	117	122	118	110
Ratio of expenses (%)	.95	.97	1.11	1.19	1.18
Ratio of net investment income (loss) (%)	(.36)	(.06)	(.56)	(.82)	(.90)
Portfolio turnover rate (%)	133	148	151	174	155
[a] Based on average shares outstanding during the period.
Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.73	$ 10.88	$ 9.78	$ 8.84	$ 5.97
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.05)	(.09)	(.10)	(.09)
Net realized and unrealized gain (loss)	2.58	.76	1.19	1.04	2.96
Total from investment operations	2.50	.71	1.10	.94	2.87
Less distributions from: Net realized gains	(.97)	(.86)	—	—	—
Net asset value, end of period	$ 12.26	$ 10.73	$ 10.88	$ 9.78	$ 8.84
Total Return (%)	25.13	6.21	11.25[b]	10.63	48.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	26	27	23	13
Ratio of expenses before expense reductions (%)	1.34	1.37	1.51	1.56	1.57
Ratio of expenses after expense reductions (%)	1.34	1.37	1.48	1.56	1.57
Ratio of net investment income (loss) (%)	(.75)	(.46)	(.93)	(1.19)	(1.29)
Portfolio turnover rate (%)	133	148	151	174	155
[a] Based on an average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-one portfolios (hereinafter referred to individually as "Portfolio" or collectively as "Portfolios"), including three portfolios that invest primarily in existing DWS Portfolios ("Underlying Portfolios"). Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares), except DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in securities are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. Certain Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claim on the collateral may be subject to legal proceedings.

Securities Lending. Each Portfolio, except DWS Money Market VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Interest Rate Swap Contracts. DWS Balanced VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Portfolio's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Portfolio would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Portfolio a variable rate payment, or the Portfolio would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Portfolio a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may buy or sell credit default swap contracts to seek to increase the Portfolio's income, to add leverage to the Portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. When the Portfolio sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Portfolio.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Portfolio is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Portfolio is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Portfolio receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for DWS Money Market VIP, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio, except for DWS Money Market VIP, may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Portfolio, except for DWS Money Market VIP, may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations and Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Portfolio invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP and DWS Strategic Income VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place. At the time the Portfolios enter into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, each Portfolio paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Portfolios' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Portfolios will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2007, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforward Utilized ($)
DWS Balanced VIP*	1,788,000	12/31/2009	46,988,000
	1,388,000	12/31/2011
DWS Core Fixed Income VIP	3,813,000	12/31/2014	—
	50,000	12/31/2015
DWS Government & Agency Securities VIP	14,000	12/31/2013	—
	1,337,000	12/31/2014
	924,000	12/31/2015
DWS High Income VIP	16,114,000	12/31/2008	—
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
	3,844,000	12/31/2014
	858,000	12/31/2015
DWS Janus Growth & Income VIP	—	—	15,655,000
DWS Mid Cap Growth VIP	20,155,000	12/31/2011	8,380,000
DWS Money Market VIP	—	—	1,800
DWS Small Cap Growth VIP	11,300,000	12/31/2009	30,000,000
	72,000,000	12/31/2010
	4,100,000	12/31/2011
DWS Strategic Income VIP	—	—	23,340
DWS Technology VIP	73,056,000	12/31/2009	13,637,000
	93,499,000	12/31/2010
	71,517,000	12/31/2011
* Certain of these losses may be subject to limitations under sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2007 through December 31, 2007, the following Portfolios incurred net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2008.

Portfolio
DWS Blue Chip VIP	3,680,000
DWS Core Fixed Income VIP	717,000
DWS Government & Agency Securities VIP	585,000
DWS High Income VIP	1,327,000
DWS Mid Cap Growth VIP	400,000

The Portfolios have reviewed the tax positions for each of the three open tax years as of December 31, 2007 and have determined that no provision for income tax is required in the Portfolios' financial statements. The Portfolios' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, for each Portfolio, except DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward foreign currency exchange contracts, investments in futures, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2007, the Portfolios' components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Balanced VIP	17,873,345	—	(3,176,000)	47,302,499
DWS Blue Chip VIP	22,768,418	18,254,623	—	12,641,773
DWS Conservative Allocation VIP	1,971,806	3,209,268	—	649,323
DWS Core Fixed Income VIP	16,739,742	—	(3,863,000)	(3,039,437)
DWS Davis Venture Value VIP	7,864,318	31,468,257	—	116,753,589
DWS Dreman High Return Equity VIP	45,097,725	96,459,670	—	153,927,327
DWS Dreman Small Mid Cap Value VIP	41,725,108	134,537,180	—	13,422,040
DWS Global Thematic VIP	21,056,765	19,678,184	—	(4,083,639)
DWS Government & Agency Securities VIP	10,244,329	—	(2,275,000)	635,734
DWS Growth Allocation VIP	5,695,293	23,261,296	—	1,455,665
DWS High Income VIP	24,600,992	—	(112,736,000)	(17,616,454)
DWS International Select Equity VIP	31,088,908	29,324,473	—	38,738,966
DWS Janus Growth & Income VIP	1,511,363	11,064,755	—	32,590,566
DWS Large Cap Value VIP	16,236,155	40,280,218	—	31,678,627
DWS Mid Cap Growth VIP	—	—	(20,155,000)	12,286,130
DWS Moderate Allocation VIP	5,472,721	15,760,374	—	1,610,541
DWS Small Cap Growth VIP	—	—	(87,400,000)	30,942,311
DWS Strategic Income VIP	7,048,954	908,461	—	112,322
DWS Technology VIP	—	—	(238,072,000)	20,338,472
DWS Turner Mid Cap Growth VIP	5,018,188	18,129,623	—	34,355,458

In addition, the tax character of distributions paid by the Portfolios is summarized as follows:

	Distributions from ordinary income ($)*		Distributions from long-term capital gains ($)
	Years Ended December 31,		Years Ended December 31,
Portfolio	2007	2006	2007	2006
DWS Balanced VIP	19,822,898	16,639,374	—	—
DWS Blue Chip VIP	29,126,324	11,866,416	14,583,277	8,865,566
DWS Conservative Allocation VIP	1,232,404	710,388	1,555,295	151,805
DWS Core Fixed Income VIP	15,592,450	12,044,592	—	54,870
DWS Davis Venture Value VIP	2,795,861	2,297,497	5,303,652	—
DWS Dreman High Return Equity VIP	15,617,453	18,038,346	9,463,569	44,395,610
DWS Dreman Small Mid Cap Value VIP	29,285,554	5,725,641	68,746,041	47,358,429
DWS Global Thematic VIP	14,911,083	1,387,851	12,511,360	8,033,573
DWS Government & Agency Securities VIP	11,682,544	10,381,592	—	—
DWS Growth Allocation VIP	5,836,849	2,576,899	8,822,145	788,847
DWS High Income VIP	28,464,473	30,330,043	—	—
DWS International Select Equity VIP	11,746,411	5,425,661	24,138,562	—
DWS Janus Growth & Income VIP	1,145,877	1,319,542	—	—
DWS Large Cap Value VIP	7,889,590	4,756,584	8,775,628	—
DWS Moderate Allocation VIP	3,978,433	2,260,725	6,522,877	565,181
DWS Money Market VIP	17,550,147	14,556,487	—	—
DWS Strategic Income VIP	6,882,054	5,462,385	—	25,142
DWS Turner Mid Cap Growth VIP	—	—	12,012,158	11,679,862
* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Trust expenses are allocated between each Portfolio in proportion to its relative net assets.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for each Portfolio, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Balanced VIP excluding US Treasury Obligations and mortgage dollar roll transactions	872,312,101	984,871,413
US Treasury Obligations	184,105,640	191,036,369
mortgage dollar roll transactions	53,941,531	53,791,508
DWS Blue Chip VIP	844,217,552	964,021,997
DWS Conservative Allocation VIP	15,629,658	49,785,000
DWS Core Fixed Income VIP excluding US Treasury Obligations and mortgage dollar roll transactions	191,133,690	283,257,959
US Treasury Obligations	499,865,461	503,204,559
mortgage dollar roll transactions	39,664,115	43,728,427
DWS Davis Venture Value VIP	36,310,234	143,007,549
DWS Dreman High Return Equity VIP	273,936,835	582,135,059
DWS Dreman Small Mid Cap Value VIP	616,279,362	774,950,695
DWS Global Thematic VIP	320,123,774	336,945,786
DWS Government & Agency Securities VIP excluding US Treasury Obligations and mortgage dollar roll transactions	1,004,530,722	1,017,184,508
US Treasury Obligations	26,025,195	35,079,250
mortgage dollar roll transactions	363,768,140	361,788,464
DWS Growth Allocation VIP	58,333,474	224,355,000
DWS High Income VIP	190,435,304	284,335,711
DWS International Select Equity VIP	309,615,931	395,591,503
DWS Janus Growth & Income VIP	141,908,209	204,290,502
DWS Large Cap Value VIP	281,859,375	396,513,960
DWS Mid Cap Growth VIP	38,434,583	51,307,602
DWS Moderate Allocation VIP	48,531,913	183,410,000
DWS Small Cap Growth VIP	142,983,423	220,401,619
DWS Strategic Income VIP excluding US Treasury Securities	86,505,803	91,227,114
US Treasury Securities	51,196,178	52,730,717
DWS Technology VIP	146,486,157	187,649,687
DWS Turner Mid Cap Growth VIP	177,348,567	216,098,292

For the year ended December 31, 2007, transactions for written options on swaps were as follows for DWS Balanced VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	1,160,000	1,740
Options closed	(870,000)	(1,378)
Options expired	(290,000)	(362)
Outstanding, end of period	—	$ —

For the year ended December 31, 2007, transactions for written options on swaps were as follows for DWS Government & Agency Securities VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	1,480,000	2,220
Options closed	(1,110,000)	(1,758)
Options expired	(370,000)	(462)
Outstanding, end of period	—	$ —

For the year ended December 31, 2007, transactions for written options on swaps were as follows for DWS Strategic Income VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	260,000	390
Options closed	(195,000)	(309)
Options expired	(65,000)	(81)
Outstanding, end of period	—	$ —

For the year ended December 31, 2007, transactions for written options on securities were as follows for DWS Technology VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	536	$ 100,465
Options written	1,405	204,956
Options closed	(1,767)	(259,833)
Options expired	(174)	(45,588)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio or delegates such responsibility to each Portfolio's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. Accordingly, for the year ended December 31, 2007, the fees pursuant to the Investment Management Agreement were equivalent to the annual rates shown below of each Portfolio's average daily net assets, computed and accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Balanced VIP $0-$250 million	.470%
next $750 million	.445%
over $1 billion	.410%
DWS Blue Chip VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Conservative Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Core Fixed Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS Davis Venture Value VIP $0-$250 million	.950%
next $250 million	.925%
next $500 million	.900%
next $1.5 billion	.875%
over $2.5 billion	.850%
DWS Dreman High Return Equity VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Global Thematic VIP $0-$250 million	1.000%
next $500 million	.950%
next $750 million	.900%
next $1.5 billion	.850%
over $3 billion	.800%
DWS Government & Agency Securities VIP $0-$250 million	.550%
next $750 million	.530%
next $1.5 billion	.510%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
next $2.5 billion	.440%
over $12.5 billion	.420%
DWS Growth Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS High Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS International Select Equity VIP $0-$1.5 billion	.750%
next $1.75 billion	.735%
next $1.75 billion	.720%
over $5 billion	.705%
DWS Janus Growth & Income VIP $0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
over $2.5 billion	.675%
DWS Mid Cap Growth VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Moderate Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Money Market VIP $0-$500 million	.385%
next $500 million	.370%
next $1.0 billion	.355%
over $2.0 billion	.340%
DWS Small Cap Growth VIP $0-$250 million	.650%
next $750 million	.625%
over $1 billion	.600%
DWS Strategic Income VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Technology VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Turner Mid Cap Growth VIP $0-$250 million	.800%
next $250 million	.785%
next $500 million	.770%
over $1 billion	.755%

In addition, for the period from January 1, 2007 through April 10, 2007, the fee pursuant to the Investment Management Agreement was equivalent to the annual rates shown below of DWS Large Cap Value VIP's average daily net assets, accrued daily and payable monthly:

Annual Management Fee Rate
$0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
next $2.5 billion	.675%
next $2.5 billion	.650%
next $2.5 billion	.625%
next $2.5 billion	.600%
over $12.5 billion	.575%

Effective April 11, 2007, the fee pursuant to the Investment Management Agreement was equivalent to the annual rates shown below of DWS Large Cap Value VIP's average daily net assets, accrued daily and payable monthly:

Annual Management Fee Rate
$0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%

In addition, under a separate administrative services agreement between DWS Large Cap Value VIP and the Advisor, DWS Large Cap Value VIP pays the Advisor for providing most of the Portfolio's administrative services. (See Administration Fee below.)

Aberdeen Asset Management Inc. serves as subadvisor to DWS Core Fixed Income VIP and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as subadvisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Janus Capital Management, LLC serves as subadvisor to DWS Janus Growth & Income VIP and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as subadvisor to DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as subadvisor to DWS Davis Venture Value VIP and is paid by the Advisor for its services.

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMi") serves as subadvisor to DWS Large Cap Value VIP and is paid by the Advisor for its services.

For the year ended December 31, 2007, the Advisor has agreed to waive 0.05% of the monthly management fee based on average daily net assets of Class B of DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP.

For the period from January 1, 2007 through January 31, 2007, the Advisor, the underwriter and accounting agent contractually had agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Davis Venture Value VIP Class A	.85%
Class B	1.25%
DWS Global Thematic VIP Class A	1.05%
Class B	1.49%
DWS Mid Cap Growth VIP Class A	.86%
Class B	1.26%

For the period from January 1, 2007 through May 6, 2007, the Advisor, the underwriter and the accounting agent contractually had agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP Class B	1.15%
DWS Money Market VIP Class B	.81%

For the period from May 7, 2007 through April 30, 2010, the Advisor, the underwriter and the accounting agent contractually have agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP Class B	1.11%
DWS Money Market VIP Class B	.79%

For the period from January 1, 2007 through September 30, 2007, the Advisor, the underwriter and accounting agent contractually had agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Conservative Allocation VIP Class B	.75%
DWS Growth Allocation VIP Class B	.75%
DWS Moderate Allocation VIP Class B	.75%

For the period from January 1, 2007 through April 30, 2008, the Advisor, the underwriter and accounting agent contractually have agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Balanced VIP Class A	.51%
Class B	.89%
DWS Small Cap Growth VIP Class A	.72%
Class B	1.09%

For the period from January 1, 2007 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually have agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP Class A	.78%
DWS Money Market VIP Class A	.44%

For the period from February 1, 2007 through September 30, 2007, the Advisor, the underwriter and accounting agent contractually had agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Portfolio	Annual Rate
DWS Davis Venture Value VIP Class A	.89%
Class B	1.29%
DWS Global Thematic VIP Class A	1.12%
Class B	1.52%
DWS Mid Cap Growth VIP Class A	.90%
Class B	1.30%

For the period from February 1, 2007 through April 30, 2008, the Advisor, the underwriter and accounting agent contractually had agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Government & Agency Securities VIP Class A	.63%

Effective October 1, 2007 through April 30, 2008, the Advisor, the underwriter and accounting agent have contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Davis Venture Value VIP Class A	.86%
Class B	1.26%

Effective October 1, 2007 through September 30, 2008, the Advisor, the underwriter and accounting agent have contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Conservative Allocation VIP Class B	.70%
DWS Core Fixed Income VIP Class A	.70%
DWS Global Thematic VIP Class A	1.05%
Class B	1.45%
DWS Government & Agency Securities VIP
Class B	1.04%
DWS Growth Allocation VIP Class B	.70%
DWS Mid Cap Growth VIP Class A	.94%
Class B	1.34%
DWS Moderate Allocation VIP Class B	.70%
DWS Strategic Income VIP Class A	.83%
Class B	1.23%
DWS Turner Mid Cap Growth VIP Class A	.94%
Class B	1.34%

Accordingly, for the year ended December 31, 2007, the total management fees charged, management fees waived and effective management fees are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Balanced VIP	2,666,534	30,062.45%
DWS Blue Chip VIP	2,018,922	—	.64%
DWS Conservative Allocation VIP	83,535	27,845.10%
DWS Core Fixed Income VIP	2,144,122	—	.59%
DWS Davis Venture Value VIP	3,682,130	573,807.79%
DWS Dreman High Return Equity VIP	7,381,802	—	.73%
DWS Dreman Small Mid Cap Value VIP	4,418,373	—	.74%
DWS Global Thematic VIP	1,732,290	578,480.67%
DWS Government & Agency Securities VIP	1,209,630	41,529.53%
DWS Growth Allocation VIP	296,674	98,891.10%
DWS High Income VIP	1,912,439	—	.59%
DWS International Select Equity VIP	2,007,490	—	.75%
DWS Janus Growth & Income VIP	1,474,026	—	.75%
DWS Large Cap Value VIP	1,950,386	—	.68%
DWS Mid Cap Growth VIP	435,886	83,897.61%
DWS Moderate Allocation VIP	254,334	84,778.10%
DWS Money Market VIP	1,392,290	23,928.38%
DWS Small Cap Growth VIP	1,413,741	54,596.62%
DWS Strategic Income VIP	697,461	—	.65%
DWS Technology VIP	1,237,197	—	.75%
DWS Turner Mid Cap Growth VIP	1,067,206	—	.80%

In addition, for the year ended December 31, 2007, the Advisor waived record keeping expenses of Class B shares of each Portfolio as follows:

Portfolio	Waived ($)
DWS Conservative Allocation VIP	2,430
DWS Dreman High Return Equity VIP	21,420
DWS Global Thematic VIP	225
DWS Mid Cap Growth VIP	240
DWS Money Market VIP	4,857
DWS Small Cap Growth VIP	1,632

DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At December 31, 2007, the Portfolios held the following percentage of the Underlying Portfolios' outstanding shares as follows:

Underlying Portfolio	DWS Conservative Allocation VIP	DWS Growth Allocation VIP	DWS Moderate Allocation VIP
DWS Core Fixed Income VIP "A"	NA	NA	6%
DWS RREEF Real Estate Securities VIP "A"	14%	46%	40%

N/A represents investments less than 5%.

Service Provider Fees. DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio, except DWS Large Cap Value VIP effective April 11, 2007 (see Administration Fee below). DWS-SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2007, DWS-SFAC received a fee for its services as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2007 ($)
DWS Conservative Allocation VIP	40,652	3,396
DWS Davis Venture Value VIP	95,992	7,253
DWS Dreman High Return Equity VIP	141,319	12,245
DWS Global Thematic VIP	242,233	17,944
DWS Growth Allocation VIP	45,339	3,774
DWS Janus Growth & Income VIP	81,055	4,563
DWS Mid Cap Growth VIP	60,283	4,696
DWS Moderate Allocation VIP	42,640	3,563
DWS Technology VIP	59,280	5,390
DWS Turner Mid Cap Growth VIP	81,746	8,809

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Portfolio. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the year ended December 31, 2007, the amounts charged to each Portfolio by DWS-SISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2007 ($)
DWS Balanced VIP Class A	453	453	—
DWS Balanced VIP Class B	160	—	38
DWS Blue Chip VIP Class A	348	—	57
DWS Blue Chip VIP Class B	102	—	30
DWS Conservative Allocation VIP Class B	76	76	—
DWS Core Fixed Income VIP Class A	206	—	37
DWS Core Fixed Income VIP Class B	162	—	28
DWS Davis Venture Value VIP Class A	184	184	—
DWS Davis Venture Value VIP Class B	102	—	30
DWS Dreman High Return Equity VIP Class A	682	—	128
DWS Dreman High Return Equity VIP Class B	313	313	—
DWS Dreman Small Mid Cap Value VIP Class A	712	—	169
DWS Dreman Small Mid Cap Value VIP Class B	301	—	75
DWS Global Thematic VIP Class A	313	313	—
DWS Global Thematic VIP Class B	153	153	—
DWS Government & Agency Securities VIP Class A	918	918	—
DWS Government & Agency Securities VIP Class B	96	—	16
DWS Growth Allocation VIP Class B	76	—	14
DWS High Income VIP Class A	375	—	63
DWS High Income VIP Class B	173	—	51
DWS International Select Equity VIP Class A	247	—	74
DWS International Select Equity VIP Class B	104	—	32
DWS Janus Growth & Income VIP Class A	128	—	24
DWS Janus Growth & Income VIP Class B	86	—	14
DWS Large Cap Value VIP Class A	332	—	60
DWS Large Cap Value VIP Class B	146	—	33
DWS Mid Cap Growth VIP Class A	237	237	—
DWS Mid Cap Growth VIP Class B	102	102	—
DWS Moderate Allocation VIP Class B	76	—	14
DWS Money Market VIP Class A	690	690	—
DWS Money Market VIP Class B	87	87	—
DWS Small Cap Growth VIP Class A	365	365	—
DWS Small Cap Growth VIP Class B	118	118	—
DWS Strategic Income VIP Class A	255	—	186
DWS Strategic Income VIP Class B	89	—	75
DWS Technology VIP Class A	258	—	50
DWS Technology VIP Class B	232	—	57
DWS Turner Mid Cap Growth VIP Class A	104	—	19
DWS Turner Mid Cap Growth VIP Class B	86	—	72

Administration Fee. Effective April 11, 2007, DWS Large Cap Value VIP entered into an Administrative Services Agreement with DIMA, pursuant to which the Advisor provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from April 11, 2007 through December 31, 2007, DIMA received an Administration Fee of $197,410, of which $21,671 is unpaid.

Distribution Service Agreement. Under the Portfolios' Class B 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI") receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2007, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2007 ($)
DWS Balanced VIP	38,042	1,423
DWS Blue Chip VIP	58,995	2,225
DWS Conservative Allocation VIP	139,224	6,822
DWS Core Fixed Income VIP	189,948	14,316
DWS Davis Venture Value VIP	106,162	4,357
DWS Dreman High Return Equity VIP	224,891	7,211
DWS Dreman Small Mid Cap Value VIP	129,482	6,434
DWS Global Thematic VIP	38,519	1,954
DWS Government & Agency Securities VIP	38,854	1,180
DWS Growth Allocation VIP	494,456	20,752
DWS High Income VIP	63,359	1,923
DWS International Select Equity VIP	87,237	2,827
DWS Janus Growth & Income VIP	34,879	875
DWS Large Cap Value VIP	46,834	1,509
DWS Mid Cap Growth VIP	10,285	441
DWS Moderate Allocation VIP	423,890	17,820
DWS Money Market VIP	88,694	4,890
DWS Small Cap Growth VIP	43,093	1,302
DWS Strategic Income VIP	36,164	1,205
DWS Technology VIP	17,126	725
DWS Turner Mid Cap Growth VIP	30,511	993

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Portfolio. For the year ended December 31, 2007, the amount charged to each Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Amount ($)	Unpaid at December 31, 2007 ($)
DWS Balanced VIP	6,646	1,175
DWS Blue Chip VIP	7,397	1,593
DWS Conservative Allocation VIP	5,256	1,866
DWS Core Fixed Income VIP	4,960	672
DWS Davis Venture Value VIP	6,052	1,588
DWS Dreman High Return Equity VIP	5,884	1,450
DWS Dreman Small Mid Cap Value VIP	4,722	700
DWS Global Thematic VIP	6,619	2,001
DWS Government & Agency Securities VIP	5,473	1,147
DWS Growth Allocation VIP	5,469	1,863
DWS High Income VIP	6,825	2,382
DWS International Select Equity VIP	8,950	3,311
DWS Janus Growth & Income VIP	11,073	6,296
DWS Large Cap Value VIP	5,423	1,081
DWS Mid Cap Growth VIP	6,038	1,943
DWS Moderate Allocation VIP	5,495	1,889
DWS Money Market VIP	4,700	175
DWS Small Cap Growth VIP	11,801	6,277
DWS Strategic Income VIP	11,400	7,063
DWS Technology VIP	6,352	1,909
DWS Turner Mid Cap Growth VIP	5,335	1,085

Trustees' Fees and Expenses. The Portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the year ended December 31, 2007, the Advisor agreed to reimburse the Portfolios a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
DWS Balanced VIP	8,172
DWS Blue Chip VIP	5,501
DWS Core Fixed Income VIP	5,372
DWS Davis Venture Value VIP	6,100
DWS Dreman High Return Equity VIP	13,717
DWS Dreman Small Mid Cap Value VIP	8,419
DWS Global Thematic VIP	3,314
DWS Government & Agency Securities VIP	4,017
DWS High Income VIP	5,271
DWS International Select Equity VIP	4,657
DWS Janus Growth & Income VIP	3,731
DWS Large Cap Value VIP	1,544
DWS Mid Cap Growth VIP	1,902
DWS Money Market VIP	5,017
DWS Small Cap Growth VIP	4,036
DWS Strategic Income VIP	2,515
DWS Technology VIP	3,431
DWS Turner Mid Cap Growth VIP	3,111

In addition, the Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expenses. During the year ended December 31, 2007, the Portfolios' custodian fee was reduced under the arrangement as follows:

Portfolio	Amount ($)
DWS Balanced VIP	2,906
DWS Blue Chip VIP	236
DWS Core Fixed Income VIP	604
DWS Davis Venture Value VIP	276
DWS Dreman High Return Equity VIP	354
DWS Dreman Small Mid Cap Value VIP	658
DWS Government & Agency Securities VIP	2,159
DWS High Income VIP	1,549
DWS Janus Growth & Income VIP	1,481
DWS Large Cap Value VIP	16,517
DWS Mid Cap Growth VIP	165
DWS Money Market VIP	754
DWS Small Cap Growth VIP	91
DWS Strategic Income VIP	8,030
DWS Technology VIP	131
DWS Turner Mid Cap Growth VIP	273

G. Ownership of the Portfolios

At December 31, 2007, the beneficial ownership in each Portfolio was as follows:

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 24% and 18%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 61% and 33%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Conservative Allocation VIP: One Participating Insurance Company was owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 32% and 12%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 79% and 21%.

DWS Davis Venture Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 77% and 20%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Dreman High Return Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 25%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 89%.

DWS Dreman Small Mid Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58%, 23% and 11%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 53% and 37%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 71% and 27%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 37% and 14%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 95%.

DWS Growth Allocation VIP: One Participating Insurance Company was owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 33% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

DWS International Select Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53%, 24% and 22%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Janus Growth & Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 73% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Large Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 31% and 17%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 69% and 29%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Moderate Allocation VIP: One Participating Insurance Company was owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 22% and 13%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50%, 23% and 20%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 34%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 99%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 31%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 93%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 83% and 17%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

H. Line of Credit

The Trust and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The facility borrowing limit for each Portfolio as a percent of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Conservative Allocation VIP	33%
DWS Core Fixed Income VIP	33%
DWS Davis Venture Value VIP	33%
DWS Dreman High Return Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS Growth Allocation VIP	33%
DWS High Income VIP	33%
DWS International Select Equity VIP	33%
DWS Janus Growth & Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Moderate Allocation VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Technology VIP	5%
DWS Turner Mid Cap Growth VIP	33%

I. Payments Made by Affiliates

During the year ended December 31, 2007, the Advisor fully reimbursed DWS Balanced VIP and DWS Strategic Income VIP $11,348 and $3,963, respectively, for losses incurred on trades executed incorrectly.

The amounts of the losses were less than 0.01% of each Portfolio's average net assets, thus having no impact on each Portfolio's total return.

In addition, during the year ended December 31, 2007, the Advisor fully reimbursed DWS Large Cap Value VIP $92,456 for losses on certain operation errors during the period.

J. Acquisition of Assets

On September 15, 2006, DWS Conservative Allocation VIP acquired all of the net assets of DWS Income Allocation VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006. The acquisition was accomplished by a tax-free exchange of 1,263,254 Class B shares of DWS Income Allocation VIP for 1,177,592 Class B shares of DWS Conservative Allocation VIP outstanding on September 15, 2006. DWS Income Allocation VIP's net assets at that date of $13,389,187, including $205,220 of net unrealized appreciation, were combined with those of DWS Conservative Allocation VIP. The aggregate net assets of DWS Conservative Allocation VIP immediately before the acquisition were $49,279,295. The combined net assets of DWS Conservative Allocation VIP immediately following the acquisition were $62,668,482.

On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006. The acquisition was accomplished by a tax-free exchange of 9,878,311 Class A shares and 1,552,231 Class B shares of DWS Dreman Financial Services VIP and 2,714,688 Class A shares and 2,857,615 Class B shares of DWS MFS Strategic Value VIP, respectively, for 7,492,130 Class A shares and 1,180,445 Class B shares and 1,965,950 Class A shares and 2,075,811 Class B shares of DWS Dreman High Return Equity VIP, respectively, outstanding on September 15, 2006. DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP's net assets at that date of $125,823,288 and $58,623,028, respectively, including $13,177,547 and $2,482,671, respectively, of net unrealized appreciation, were combined with those of DWS Dreman High Return Equity VIP. The aggregate net assets of DWS Dreman High Return Equity VIP immediately before the acquisition were $950,803,547. The combined net assets of DWS Dreman High Return Equity VIP immediately following the acquisition were $1,135,249,863.

On November 3, 2006, DWS Money Market VIP acquired all of the net assets of Money Market VIP pursuant to a plan of reorganization approved by shareholders on October 19, 2006. The acquisition was accomplished by a tax-free exchange of 56,959,609 Class A shares of the Money Market VIP for 56,959,609 Class A shares of DWS Money Market VIP outstanding on November 3, 2006. Money Market VIP's net assets at that date of $56,965,779 were combined with those of DWS Money Market VIP. The aggregate net assets of DWS Money Market VIP immediately before the acquisition were $317,440,879. The combined net assets of DWS Money Market VIP immediately following the acquisition were $374,406,658.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of the DWS Blue Chip VIP, DWS Conservative Allocation VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS Growth Allocation VIP, DWS International Select Equity VIP, DWS Janus Growth & Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Moderate Allocation VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Technology VIP and DWS Turner Mid Cap Growth VIP, eighteen of the portfolios constituting the DWS Variable Series II (the "Trust"), including the investment portfolios, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of the DWS Variable Series II at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 14, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of the DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP, three of the portfolios constituting the DWS Variable Series II (the "Trust"), including the investment portfolios, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of the DWS Variable Series II at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2008

Tax Information Unaudited

The following Portfolios paid distributions from net long-term capital gains during the year ended December 31, 2007 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
DWS Blue Chip VIP	.68	100
DWS Conservative Allocation VIP	.32	100
DWS Davis Venture Value VIP	.18	100
DWS Dreman High Return Equity VIP	.13	100
DWS Dreman Small Mid Cap Value VIP	2.47	100
DWS Global Thematic VIP	1.25	100
DWS Growth Allocation VIP	.55	100
DWS International Select Equity VIP	1.36	100
DWS Large Cap Value VIP	.52	100
DWS Moderate Allocation VIP	.46	100
DWS Turner Mid Cap Growth VIP	.97	100

The following Portfolios designated as capital gain dividends for their year ended December 31, 2007:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
DWS Blue Chip VIP	20,232,000	100
DWS Conservative Allocation VIP	3,546,000	100
DWS Davis Venture Value VIP	34,693,000	100
DWS Dreman High Return Equity VIP	106,251,000	100
DWS Dreman Small Mid Cap Value VIP	148,104,000	100
DWS Global Thematic VIP	22,659,000	100
DWS Growth Allocation VIP	25,628,000	100
DWS International Select Equity VIP	34,342,000	100
DWS Janus Growth & Income VIP	12,172,000	100
DWS Large Cap Value VIP	44,400,000	100
DWS Moderate Allocation VIP	17,446,000	100
DWS Strategic Income VIP	999,000	100
DWS Turner Mid Cap Growth VIP	20,038,000	100

For corporate shareholders, the following percentage of income dividends paid during the following Portfolios' fiscal year ended December 31, 2007 qualified for the dividends received deduction:

Portfolio	Dividends Received %
DWS Balanced VIP	28
DWS Blue Chip VIP	16
DWS Conservative Allocation VIP	44
DWS Davis Venture Value VIP	100
DWS Dreman High Return Equity VIP	100
DWS Dreman Small Mid Cap Value VIP	21
DWS Global Thematic VIP	5
DWS Growth Allocation VIP	56
DWS Janus Growth & Income VIP	100
DWS Large Cap Value VIP	70
DWS Moderate Allocation VIP	58

DWS Global Thematic VIP paid foreign taxes of $266,820 and earned $2,259,870 of foreign source income during the year ended December 31, 2007. Pursuant to section 853 of the Internal Revenue Code, the Portfolio designates $0.03 per share as foreign taxes paid and $0.10 per share as income earned from foreign sources for the year ended December 31, 2007.

DWS International Select Equity VIP paid foreign taxes of $474,771 and earned $3,624,407 of foreign source income during the year ended December 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates $0.03 per share as foreign taxes paid and $0.24 per share as income earned from foreign sources for the year ended December 31, 2007.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of each Portfolio's investment management agreement (each an "Agreement" and collectively, the "Agreements") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreements. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Fixed-Income Oversight Committee, as applicable, and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of each Portfolio's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of each Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreements, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed each Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each of the Portfolios. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Portfolios with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreements, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. For certain Portfolios, the Board considered the delegation of day-to-day portfolio management responsibility to a sub-advisor. The Board reviewed each Portfolio's performance over short-term and, as applicable, long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer universes compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with a Portfolio's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee and the Fixed-Income Oversight Committee, as applicable, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory and unless otherwise noted below, each Portfolio's performance over time was satisfactory.

Fees and Expenses. The Board considered each Portfolio's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board is discussed in greater detail below for each Portfolio. The Board also considered each Portfolio's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable funds and, as applicable, for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under an Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to other comparable funds, the Board considered differences in fund and fee structures among the funds. When applicable, the Board took into account the Advisor's commitment to cap total expenses for certain classes through specified periods.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under each Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing each Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of each Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of each Portfolio were not unreasonable. For DWS Mid Cap Growth VIP, DWS High Income VIP, DWS Strategic Income VIP and DWS Technology VIP, the Board noted that, based on the information provided, the Advisor operated each Portfolio at a loss. For DWS Growth Allocation VIP, DWS Moderate Allocation VIP and DWS Conservative Allocation VIP, the Board did not receive profitability information with respect to the Portfolio, but did receive such information with respect to the funds in which the Portfolio invests.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Portfolio and whether a Portfolio benefits from any economies of scale. The Board considered whether the management fee schedule under each Agreement is reasonable in relation to the asset size of the Portfolio. The Board noted that the management fee schedule for each Portfolio included breakpoints designed to share economies of scale with Portfolio shareholders. The Board concluded that each management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to each Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

In connection with the factors described above, the Board considered factors specific to a particular Portfolio, as discussed below.

DWS Mid Cap Growth VIP

Nature, Quality and Extent of Services. The Board noted the relative long-term underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance. The Board noted that, effective October 28, 2005, the Portfolio adopted a new investment objective and strategy and changed its name from Aggressive Growth Portfolio to Mid Cap Growth Portfolio and that the performance of the Portfolio since this change has been positive.

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap that expired on October 1, 2007, showed that the Portfolio's management fee rate was at the 19th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 54th percentile for Class A shares and the 55th percentile for Class B shares.

To address the potential effect of the expiring expense caps on total expenses for Class A and Class B shares, the Board recommended caps on total expenses through September 30, 2008 as follows: 0.94% for Class A shares and 1.34% for Class B shares. The Board noted that, although total expense ratios for each share class were above the median of the peer universe, such total expense ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Blue Chip VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 13th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 23rd percentile for Class A shares and the 23rd percentile for Class B shares.

DWS Davis Venture Value VIP

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap that expired on October 1, 2007, showed that the Portfolio's management fee rate was at the 94th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 76th percentile for Class A shares and the 76th percentile for Class B shares.

To address the potential effect of the expiring expense caps on total expenses for each share class, the Board recommended continuing the existing caps on total expenses through September 30, 2008 as follows: 0.89% for Class A shares and 1.29% for Class B shares. The Board noted that, although the Portfolio's management fee rate was above the median of the peer group and total expense ratios for each share class were above the median of the peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor, including the favorable performance of the Portfolio.

DWS Dreman High Return Equity VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 45th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 41st percentile for Class A shares and the 41st percentile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses for each share class until May 1, 2010.

DWS Dreman Small Mid Cap Value VIP

Nature, Quality and Extent of Services. The Board considered that it approved a change, effective in November 2006, in the Portfolio's investment policies to invest in small and mid-size U.S. companies.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 18th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 8th percentile for Class A shares and the 8th percentile for Class B shares.

DWS Global Thematic VIP

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap for Class A and Class B shares that expired on October 1, 2007, showed that the Portfolio's management fee rate was at the 62nd percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 82nd percentile for Class A shares and the 82nd percentile for Class B shares.

In light of the expense rankings, the Board recommended caps on total expenses through September 30, 2008 as follows: 1.05% for Class A shares and 1.45% for Class B shares. The Board noted that although, the Portfolio's management fee rate was above the median of the peer group and total expense ratios for each share class were above the median of the peer universe, such management fee rate and total expense ratios (after the recommended expense caps) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS International Select Equity VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 7th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 26th percentile for Class A shares and the 26th percentile for Class B shares.

DWS Janus Growth and Income VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 65th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 67th percentile for Class A shares and the 67th percentile for Class B shares.

The Board noted that, although the Portfolio's management fee rate was above the median of the peer group and total expense ratios for each share class were above the median of the peer universe, such management fee rate and total expense ratios were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Large Cap Value VIP

Nature, Quality and Extent of Services. The Board noted that, under the Agreement, which shareholders recently approved in April 2007, DIMA provides portfolio management services to the Portfolio and that, pursuant to a separate Administrative Services Agreement, DIMA provides administrative services to the Portfolio. The Board also noted that shareholders approved a new sub-advisory agreement in April 2007 pursuant to which DIMA has delegated day-to-day portfolio management responsibility to Deutsche Asset Management International GmbH, an affiliate of the Advisor.

The Board noted the short-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance, the Portfolio's favorable long-term performance, and steps taken by the Advisor to improve performance, including the change in portfolio manager.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 47th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 56th percentile for Class A shares and the 56th percentile for Class B shares.

The Board noted that, although total expense ratios for each share class were above the median of the peer universe, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Small Cap Growth VIP

Nature, Quality and Extent of Services. The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance, including recent changes in investment personnel.

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap for Class A and Class B shares that expires May 1, 2008, showed that the Portfolio's management fee rate was at the 1st percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 9th percentile for Class A shares and the 8th percentile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses until May 1, 2008.

DWS Technology VIP

Nature, Quality and Extent of Services. The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps taken by the Advisor to improve performance, including the introduction of a new lead portfolio manager and a shift in the Portfolio's investment focus.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 36th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 35th percentile for Class A shares and the 35th percentile for Class B shares.

DWS Balanced VIP

Nature, Quality and Extent of Services. The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance, including the Portfolio's lower exposure to international equities relative to its peers, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap for Class A and Class B shares that expires on May 1, 2008, showed that the Portfolio's management fee rate was at the 36th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 12th percentile for Class A shares and the 9th percentile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses for each share class until May 1, 2008.

DWS Turner Mid Cap Growth VIP

Nature, Quality and Extent of Services. The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance, and the steps being taken by the Advisor to improve performance.

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 47th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 77th percentile for Class A shares and the 78th percentile for Class B shares.

In light of the expense rankings, the Board recommended a cap on total expenses through September 30, 2008 as follows: 0.94% for Class A shares and 1.34% for Class B shares. The Board noted that, although total expense ratios for each share class were above the median of the peer universe, such total expense ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Conservative Allocation VIP

Nature, Quality and Extent of Services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board reviewed the Portfolio's performance over the one-year period, noting that comparative performance information for longer-term periods was not available due to the limited operating history of the Portfolio.

Fees and Expenses. The Board noted the Advisor's representation that while the funds in the peer group and peer universe are comparable to the Fund, expense structures among the peer funds vary widely. The Board also noted that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. As a result, the information provided to the Board, which included the effect of a management fee waiver that expired on October 1, 2007, showed that the Portfolio's management fee rate was at the 50th percentile of the peer group, and that the Portfolio's total expense ratio (excluding any 12b-1 and recordkeeping fees) was at the 100th percentile of the peer universe. Based upon questions from the Independent Trustees, the Advisor produced additional customized information on the peer universe. The Board also took into account the Advisor's commitment to cap the Portfolio's direct operating expenses until May 1, 2010.

Given that the Portfolio's total expense ratio was impacted by a management fee waiver, the Board recommended that the Advisor continue the management fee waiver through September 30, 2008 or until the Advisor introduces the Global Asset Allocation strategy to the Board and the Board approves the strategy. The Board also recommended that the existing expense cap on the Portfolio's direct operating expenses be lowered to 0.70% through September 30, 2008. The Board noted that, although the total expense ratio was above the median of the peer universe, such total expense ratio (after the recommended management fee waiver and expense cap) was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Moderate Allocation VIP

Nature, Quality and Extent of Services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board reviewed the Portfolio's performance over the one-year period, noting that comparative performance information for longer-term periods was not available due to the limited operating history of the Portfolio.

Fees and Expenses. The Board noted the Advisor's representation that while the funds in the peer group and peer universe are comparable to the Fund, expense structures among the peer funds vary widely. The Board also noted that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. As a result, the information provided to the Board, which included the effect of a management fee waiver that expired on October 1, 2007, showed that the Portfolio's management fee rate was at the 33rd percentile of the peer group, and that the Portfolio's total expense ratio (excluding any 12b-1 and recordkeeping fees) was at the 82nd percentile of the peer universe. Based upon questions from the Independent Trustees, the Advisor produced additional customized information on the peer universe. The Board also took into account that the Advisor's commitment to cap the Portfolio's direct operating expenses would expire on October 1, 2007.

Given that the Portfolio's total expense ratio was impacted by a management fee waiver, the Board recommended that the Advisor continue the management fee waiver through September 30, 2008 or until the Advisor introduces the Global Asset Allocation strategy to the Board and the Board approves the strategy. The Board also recommended a cap on the Portfolio's direct operating expenses at 0.70% through September 30, 2008. The Board noted that, although the total expense ratio was above the median of the peer universe, such total expense ratio (after the recommended management fee waiver and expense cap) was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Growth Allocation VIP

Nature, Quality and Extent of Services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board reviewed the Portfolio's performance over the one-year period, noting that comparative performance information for longer-term periods was not available due to the limited operating history of the Portfolio.

Fees and Expenses. The Board noted the Advisor's representation that while the funds in the peer group and peer universe are comparable to the Fund, expense structures among the peer funds vary widely. The Board also noted that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. As a result, the information provided to the Board, which included the effect of a management fee waiver that expired on October 1, 2007, showed that the Portfolio's management fee rate was at the 33rd percentile of the peer group, and that the Portfolio's total expense ratio (excluding any 12b-1 and recordkeeping fees) was at the 84th percentile of the peer universe. Based upon questions from the Independent Trustees, the Advisor produced additional customized information on the peer universe. The Board also took into account that the Advisor's commitment to cap the Portfolio's direct operating expenses would expire on October 1, 2007.

Given that the Portfolio's total expense ratio was impacted by a management fee waiver, the Board recommended that the Advisor continue the management fee waiver through September 30, 2008 or until the Advisor introduces the Global Asset Allocation strategy to the Board and the Board approves the strategy. The Board also recommended a cap on the Portfolio's direct operating expenses at 0.70% through September 30, 2008. The Board noted that, although the total expense ratio was above the median of the peer universe, such total expense ratio (after the recommended management fee waiver and expense cap) was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Core Fixed Income VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 44th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 76th percentile for Class A shares and the 54th percentile for Class B shares.

In light of the expense rankings for Class A shares, the Board recommended a cap on total expenses for Class A shares at 0.70% through September 30, 2008. The Board noted that, although total expense ratios for each share class were above the median of the peer universe, such total expense ratios (after the recommended expense cap) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Government & Agency Securities VIP

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap for Class A shares that expired on October 1, 2007, showed that the Portfolio's management fee rate was at the 40th percentile for the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 69th percentile for Class A shares and the 69th percentile for Class B shares.

To address the potential effect of the expiring expense cap on total expenses for Class A shares, the Board recommended a cap on total expenses through September 30, 2008 as follows: 0.64% for Class A shares and 1.04% for Class B shares. The Board noted that, although total expense ratios for each share class were above the median of the peer universe, such total expense ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS High Income VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 33rd percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 39th percentile for Class A shares and the 39th percentile for Class B shares.

DWS Strategic Income VIP

Fees and Expenses. The information provided to the Board showed that the Portfolio's management fee rate was at the 42nd percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 70th percentile for Class A shares and the 70th percentile for Class B shares.

In light of the expense rankings, the Board recommended a cap on total expenses through September 30, 2008 as follows: 0.83% for Class A shares and 1.23% for Class B shares. The Board noted that, although total expense ratios for each share class were above the median of the peer universe, such total expense ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Money Market VIP

Nature, Quality and Extent of Services. The Board reviewed the Portfolio's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board concluded that the Portfolio's gross performance over time was satisfactory.

Fees and Expenses. The information provided to the Board, which included the effect of an expense cap for each class that expires on May 1, 2010, showed that the Portfolio's management fee rate was at the 17th percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 26th percentile for Class A shares and the 52nd percentile for Class B shares. The Board took into account the Advisor's commitment to cap total expenses until May 1, 2010.

The Board noted that, although the total expense ratio for Class B shares was above the median of the peer universe, such total expense ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of each Agreement continue to be fair and reasonable and that the continuation of each Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement for each of the following Portfolios:

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Core Fixed Income VIP

DWS Janus Growth and Income VIP

DWS Large Cap Value VIP

DWS Turner Mid Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of each Portfolio's sub-advisory agreement (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") and each Portfolio's sub-advisor (each a "Sub-Advisor") in September 2007. With respect to DWS Large Cap Value VIP, the Board noted that the Sub-Advisory Agreement was approved by shareholders in April 2007 and that the approval of the Sub-Advisory Agreement allowed DIMA to complete a change in the portfolio manager of the Portfolio. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate each Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreements, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under each Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of each Sub-Advisor, investment approach of each Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of each Portfolio, and the resources made available to such personnel. The Board considered short-term and longer-term performance of each Portfolio (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee and the Fixed-Income Oversight Committee, as applicable, the Board concluded that the nature, quality and extent of services provided by each Sub-Advisor historically have been and continue to be satisfactory and that, except as discussed below, each Portfolio's performance during the tenure of the Sub-Advisor was satisfactory.

With respect to DWS Dreman Small Mid Cap Value VIP, the Board considered that it approved a change, effective in November 2006, in the Portfolio's investment policies to invest in small and mid-size U.S. companies. With respect to DWS Turner Mid Cap Growth VIP, the Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance, and the steps being taken by the Sub-Advisor to improve performance. With respect to DWS Large Cap Value VIP, the Board noted that the performance information did not include the period during which the Sub-Advisor managed the Portfolio.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under each Sub-Advisory Agreement and how it related to the overall management fee structure of the Portfolio.

The Board considered that for each unaffiliated Sub-Advisor the sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor and that the Advisor compensates each Sub-Advisor from its fees. With respect to DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Janus Growth & Income VIP, DWS Core Fixed Income VIP and DWS Turner Mid Cap Growth VIP, the Board also considered the estimated profitability of the Sub-Advisor based on revenues and expenses, as provided by the Sub-Advisor, and concluded that the estimated profitability realized by the Sub-Advisor in connection with the management of the Portfolio was not unreasonable. With respect to DWS Large Cap Value VIP, the Board noted that it did not receive an estimate of the Sub-Advisor's profitability in connection with the management of the Portfolio, but noted that the Advisor compensates the Sub-Advisor from its fees. The Board also considered that the Sub-Advisor for DWS Large Cap Value VIP is an affiliate of the Advisor and noted its consideration of the estimated profitability of the Advisor.

As part of its review of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of each Portfolio and whether the Portfolio will benefit from any economies of scale. The Board noted that each investment management agreement with DIMA included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by each Sub-Advisor and its affiliates. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of each Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of each Sub-Advisory Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board's analysis.

Board Considerations of the Amended and Restated Investment Management Agreements for each Portfolio except DWS Large Cap Value VIP

On November 14, 2007, the Board, including all the Independent Trustees, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to each Portfolio. The Board also unanimously agreed to recommend that the Amended Management Agreement be approved by each Portfolio's shareholders. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on each Portfolio's shareholders. The Independent Trustees met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

With the exception of DWS Dreman High Return Equity VIP, the aggregate fee paid by each Portfolio to DIMA was expected to remain the same or be reduced under the Amended Management Agreement and Administrative Services Agreement. The Board noted that because the fund accounting fee for DWS Dreman High Return Equity VIP is currently below 0.015% of average daily net assets, the aggregate fees for the Portfolio are expected to be slightly higher (i.e., by 0.005%) under the Amended Management Agreement and Administrative Services Agreement; however, the Board considered that DIMA represented that the difference in estimated fees is less than one basis point and likely would be immaterial. The Board also considered DIMA's further representation, that the difference in estimated fees could vary slightly over time, depending on the time periods during which the current and estimated fees are compared. (For example, if the current fees and estimated fees were compared as of December 31, 2006, rather than as of October 31, 2007, the difference is 0.002%.) In addition, the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Portfolios, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The current expense limitation agreements would remain in place until at least September 30, 2008, the normal contract renewal period for the Portfolios.

The Board also considered that it renewed the Agreement for each Portfolio as part of its annual contract renewal process in September 2007 as described above. In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Agreement for each Portfolio. Accordingly, the Board took note of the factors it considered and the conclusions it reached in approving the renewal of the Agreement for each Portfolio.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board's analysis.

Board Considerations of a Sub-Advisory Agreement for DWS Balanced VIP with Deutsche Asset Management International GmbH ("DeAMi")

The Board, including the Independent Trustees, approved a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between DIMA and DeAMi with respect to DWS Balanced VIP (the "Portfolio") at a meeting held on November 14, 2007. The Board also unanimously agreed to recommend that the Sub-Advisory Agreement be approved by the Portfolio's shareholders. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In connection with the approval of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the Sub-Advisory Agreement. The Board noted that the Sub-Advisory Agreement was being recommended by DIMA to allow for the transitioning of portfolio management of the large cap value portion of the Portfolio to DeAMi. The Board considered the background and qualifications of DeAMi's personnel, noting that it had recently approved new sub-advisory agreements for two other DWS Funds between DIMA and DeAMi. The Board noted that these other funds are large cap value funds and that their performance has been positive since DeAMi was appointed subadviser. The Board noted that it had previously met with and received a presentation from Dr. Thomas Schuessler, the proposed new portfolio manager for the Portfolio, and noted its previous consideration of Dr. Schuessler's investment philosophy and stock selection process. The Board considered the organization of DeAMi and also reviewed DeAMi's compliance program.

On the basis of its evaluation of all the information presented, the Board concluded that the nature, quality and extent of services to be provided by DeAMi is expected to be satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee structure under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Portfolio, noting that the overall investment management fee will not change. The Board noted that DeAMi did not provide an estimate of profitability in connection with the management of the Portfolio, but noted that DIMA compensates DeAMi from its fees.

As part of its approval of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Portfolio and whether the Portfolio will benefit from any economies of scale. The Board noted that the investment management agreement with DIMA included two breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to DeAMi. The Board also considered the character and amount of other incidental benefits received by DeAMi and its affiliates (including DIMA). The Board noted that under the current soft dollar policies, DeAMi may not use Portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer ("third-party research"), although, they may obtain proprietary research prepared by an executing broker-dealer in connection with a transaction through that broker-dealer. The Board, however, may in the future, permit DeAMi to allocate brokerage to acquire third-party research. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the approval of the Sub-Advisory Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	59
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	59
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	59
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	59
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	59
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	59
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		59
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	62
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS2-2 (53319 2/08)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS Variable Series II has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES II

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended December 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$955,331	$0	$130,272	$0
2006	$947,520	$0	$123,207	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended December 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$130,272	$486,614	$1,215,526	$1,832,412
2006	$123,207	$316,254	$530,385	$969,846

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 25, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 25, 2008